UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

[Attached EDGARIZED ANNUAL REPORT]

Annual Report December 31, 2014

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Contract Holders

December 31, 2014

In last year’s letter to contract holders, we discussed how investment markets for the past several years had been driven by broad economic themes, as opposed to individual, company specific factors. Economic themes continued to influence market performance during 2014, but investors demonstrated a greater appreciation for the fundamental drivers of different asset classes, countries and types of securities. For example, U.S. stocks and the U.S. dollar posted strong gains, as investors rewarded the U.S. economy’s strength relative to most major nations. With unsteady growth and political uncertainty throughout the world in 2014, investors embraced the U.S. economy’s improving growth and steady reduction in monetary stimulus.

Despite the overall strength of the U.S. market in 2014, the path for the market was uneven, as stocks fell sharply at the beginning of the year when global growth concerns dampened the outlook. Stocks rebounded thereafter, as improving economic growth in the U.S. led to optimism. The Federal Reserve (the “Fed”) steadily decreased its unprecedented stimulus program during the year, finishing its final bond purchasing program in October 2014. In September, the stock market dropped sharply again, as investors reduced risk in light of the Fed’s impending policy shift. Investors quickly returned to the U.S., as the Fed reaffirmed its commitment to a zero interest rate policy and the U.S. economy delivered solid growth, propelling the S&P 500® Index to an all-time high.

The U.S. stock market outperformed most foreign markets, while most major stock indices outperformed bonds. In general, emerging markets lagged during China’s economic slowdown, while the European Union continued to experience stagnant economic growth, sparking deflationary fears. A relatively new global theme emerged during the final months of the year when the U.S. dollar rallied relative to other major currencies due to rising economic prospects in the U.S. and the Fed’s termination of bond purchases. Subsequently, the rising dollar and record U.S. oil and gas production helped drive oil prices to a five-year low.

In that environment, investors were somewhat more discerning than in years past, as they developed a nuanced taste for risk assets. At the highest level, investors continued to embrace risk in stocks over the relative safety of bonds, although some clear risk-reduction themes emerged within both asset classes.

In the U.S., investors preferred the stability of larger-capitalization stocks, as the S&P 500® Index delivered a double-digit gain. Mid- and small-sized companies, on the other hand, produced more modest returns. Investors’ clear preference for large, liquid stocks was a notable divergence from the risk preference of prior years.

Similarly, within fixed income markets, bonds that offered more stability and lower yields—Treasurys and mortgage-backed securities—posted solid performance, while the higher yielding and higher risk corporate bond market delivered mediocre returns. Here again, markets expressed a subtle shift toward risk reduction.

The U.S. economy grew at a moderate pace with contained inflation in 2014. An unseasonably cold winter led to a sharp economic contraction at the beginning of the year. Nevertheless, economic growth improved in each subsequent quarter with a strong finish in the latter half of the year. As a result, the U.S. unemployment rate dipped to 5.6% in December 2014. The improving job market and rising home prices led to relatively steady consumer spending, while solid profit growth and healthy balance sheets continued to propel Corporate America.

Despite the many strong and improving stories of 2014, we still find reasons to proceed with caution. Europe is struggling with stagnant economic growth and the risk of deflation, Japanese economic growth remains sluggish despite large amounts of economic stimulus, and declining oil prices could be a harbinger of weak demand. The Fed’s policy trajectory is tilting toward less economic stimulus, but the Fed’s interest rate policy remains uncertain, which may contribute to market volatility.

Although myriad economic, political and business events during 2015 may cause the investment markets to be volatile, this can serve as a reminder for investors to assess whether their portfolios remain adequately diversified in accordance with their long-term investment goals and risk tolerance. Portfolios tend to become unbalanced over time, as the outperformance of a certain asset class can lead to a higher concentration of that asset class in an investor’s portfolio. In light of this, an investor might consider whether it would be appropriate to return to his or her previously established asset class allocation levels by reallocating the gains of higher performing classes.1

Similar to all financial decisions, an investor should approach rebalancing with the guidance of a financial professional to pinpoint the appropriate allocation for his or her individual portfolio, current financial situation and overall financial plan. As always, we encourage you to work closely with your financial professional through the ups and downs of the financial markets in 2015, as they can help you develop and adhere to a plan that will be guided by your long-term goals, rather than the short-term fluctuations of the market.

Kate M. Fleming

President of Northwestern Mutual Series Fund, Inc.

1 A strategy involving portfolio rebalancing cannot assure a profit or protect against loss in a declining market. Not intended to be investment advice.

Northwestern Mutual Series Fund, Inc.

Table of Contents

Expense Examples	i
Series Fund Overviews and Schedules of Investments:
Growth Stock Portfolio	1
Focused Appreciation Portfolio	4
Large Cap Core Stock Portfolio	8
Large Cap Blend Portfolio	11
Index 500 Stock Portfolio	14
Large Company Value Portfolio	21
Domestic Equity Portfolio	25
Equity Income Portfolio	28
Mid Cap Growth Stock Portfolio	33
Index 400 Stock Portfolio	36
Mid Cap Value Portfolio	42
Small Cap Growth Stock Portfolio	47
Index 600 Stock Portfolio	51
Small Cap Value Portfolio	59
International Growth Portfolio	63
Research International Core Portfolio	67
International Equity Portfolio	72
Emerging Markets Equity Portfolio	77
Money Market Portfolio	82
Short-Term Bond Portfolio	86
Select Bond Portfolio	98
Long-Term U.S. Government Bond Portfolio	110
Inflation Protection Portfolio	116
High Yield Bond Portfolio	128
Multi-Sector Bond Portfolio	138
Balanced Portfolio	158
Asset Allocation Portfolio	163
Benchmark Definitions	168
Statements of Assets and Liabilities	170
Statements of Operations	174
Statements of Changes in Net Assets	178
Statement of Cash Flows	186
Financial Highlights	188
Notes to Financial Statements	196
Report of Independent Registered Public Accounting Firm	218
Proxy Voting and Portfolio Holdings	219
Director and Officer Information	220
Approval and Continuance of Investment Sub-Advisory Agreements	223

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

Example

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$1,045.13	$2.11	0.41%
Hypothetical (5% return before expenses)	1,000.00	1,023.14	2.09	0.41

Focused Appreciation Portfolio
Actual	1,000.00	1,085.46	3.36	0.64
Hypothetical (5% return before expenses)	1,000.00	1,021.98	3.26	0.64

Large Cap Core Stock Portfolio
Actual	1,000.00	1,010.77	2.23	0.44
Hypothetical (5% return before expenses)	1,000.00	1,022.99	2.24	0.44

Large Cap Blend Portfolio
Actual	1,000.00	1,038.71	4.16	0.81
Hypothetical (5% return before expenses)	1,000.00	1,021.12	4.13	0.81

Index 500 Stock Portfolio
Actual	1,000.00	1,060.23	1.09	0.21
Hypothetical (5% return before expenses)	1,000.00	1,024.15	1.07	0.21

i	Expense Examples

Expense Examples (unaudited)

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	1,000.00	1,047.05	3.66	0.71
Hypothetical (5% return before expenses)	1,000.00	1,021.63	3.62	0.71

Domestic Equity Portfolio
Actual	1,000.00	1,049.13	2.84	0.55
Hypothetical (5% return before expenses)	1,000.00	1,022.43	2.80	0.55

Equity Income Portfolio
Actual	1,000.00	1,012.57	3.35	0.66
Hypothetical (5% return before expenses)	1,000.00	1,021.88	3.36	0.66

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,057.44	2.64	0.51
Hypothetical (5% return before expenses)	1,000.00	1,022.63	2.60	0.51

Index 400 Stock Portfolio
Actual	1,000.00	1,019.61	1.37	0.27
Hypothetical (5% return before expenses)	1,000.00	1,023.84	1.38	0.27

Mid Cap Value Portfolio
Actual	1,000.00	1,059.22	4.05	0.78
Hypothetical (5% return before expenses)	1,000.00	1,021.27	3.97	0.78

Small Cap Growth Stock Portfolio
Actual	1,000.00	1,038.16	2.93	0.57
Hypothetical (5% return before expenses)	1,000.00	1,022.33	2.91	0.57

Index 600 Stock Portfolio
Actual	1,000.00	1,022.68	1.89	0.35
Hypothetical (5% return before expenses)	1,000.00	1,023.34	1.89	0.35

Small Cap Value Portfolio
Actual	1,000.00	972.84	4.38	0.88
Hypothetical (5% return before expenses)	1,000.00	1,020.77	4.48	0.88

International Growth Portfolio
Actual	1,000.00	913.19	3.62	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82	0.75

Research International Core Portfolio
Actual	1,000.00	905.35	4.51	0.94
Hypothetical (5% return before expenses)	1,000.00	1,020.47	4.79	0.94

International Equity Portfolio
Actual	1,000.00	887.78	3.14	0.66
Hypothetical (5% return before expenses)	1,000.00	1,021.88	3.36	0.66

Expense Examples	ii

Expense Examples (unaudited)

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014*	Annualized Expense Ratio

Emerging Markets Equity Portfolio
Actual	1,000.00	894.31	6.45	1.35
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87	1.35

Money Market Portfolio
Actual	1,000.00	1,000.17	0.55	0.11
Hypothetical (5% return before expenses)	1,000.00	1,024.65	0.56	0.11

Short-Term Bond Portfolio
Actual	1,000.00	997.98	2.06	0.41
Hypothetical (5% return before expenses)	1,000.00	1,023.14	2.09	0.41

Select Bond Portfolio
Actual	1,000.00	1,016.63	1.63	0.32
Hypothetical (5% return before expenses)	1,000.00	1,023.59	1.63	0.32

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	1,104.62	3.40	0.65
Hypothetical (5% return before expenses)	1,000.00	1,021.98	3.26	0.65

Inflation Protection Portfolio
Actual	1,000.00	978.94	2.94	0.59
Hypothetical (5% return before expenses)	1,000.00	1,022.23	3.01	0.59

High Yield Bond Portfolio
Actual	1,000.00	965.41	2.33	0.47
Hypothetical (5% return before expenses)	1,000.00	1,022.84	2.40	0.47

Multi-Sector Bond Portfolio
Actual	1,000.00	971.28	3.97	0.80
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.08	0.80

Balanced Portfolio
Actual	1,000.00	1,012.88	0.56	0.11
Hypothetical (5% return before expenses)	1,000.00	1,024.65	0.56	0.11

Asset Allocation Portfolio
Actual	1,000.00	1,006.57	0.81	0.16
Hypothetical (5% return before expenses)	1,000.00	1,024.40	0.82	0.16

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

iii	Expense Examples

Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in the equity securities of medium and large capitalization companies exhibiting the potential for earnings growth or share price appreciation.	$886 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Growth Stock Portfolio (the “Portfolio”), has engaged The Boston Company Asset Management, LLC (“The Boston Company”) to act as sub-adviser for the Portfolio. The Portfolio invests in the equity securities of medium and large capitalization companies. The Portfolio invests in stocks selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. These analysts use a fundamental, bottom-up research process to identify investments for the Portfolio. The Portfolio invests in those companies in which the analysts have the highest degree of conviction or have identified the potential for a strong near-term catalyst for earnings growth or share price appreciation.

Market Overview

Global equities produced mixed returns for 2014, according to various global indexes, as investors digested a medley of encouraging U.S. data, increasing volatility and rising geopolitical risk. Positive economic data helped U.S. stocks, as measured by the Russell 3000® Index, during the first quarter despite an unseasonably harsh winter that threatened consumer sentiment. By the second quarter, U.S. investors largely shrugged off reports that the economy shrank during the first three months of the year, while the U.S. Federal Reserve (the “Fed”) underlined an improving economy by announcing it would wind down its monthly bond purchases. U.S. stocks logged third-quarter gains, as investors cheered better-than-expected growth indicators, which included improvements in consumer spending, tourism and manufacturing. In the final quarter of 2014, U.S. stocks tallied another solid quarterly gain, as the Fed offered a mostly upbeat assessment of the country’s economic prospects.

Portfolio Results

The Portfolio returned 9.02% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 13.05%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Growth Funds peer group was 10.04% for 2014.

The Portfolio delivered solid performance in January and February, but in March, the markets began a correction, rotating away from the momentum stocks that had been 2013’s market leaders. This caused significant relative underperformance in March and April. From May through December, the Portfolio trailed the Index, but much less so relative to March/April. For the year, Industrials, Consumer Staples, Information Technology and Consumer Discretionary were the worst relative performers by sector, partially offset by outperformance in Health Care and a lack of exposure to Telecommunication Services.

The Healthcare sector delivered the best performance in both the Portfolio and the Index. The Portfolio’s outperformance was driven primarily by holdings in the biotechnology and life sciences tools & services segments. Within biotechnology, a position in Alexion Pharmaceuticals, Inc. moved higher, as the company’s Soliris treatment continued to generate improving earnings.

The Portfolio’s relative performance in the Industrials sector was hurt primarily by holdings in the construction & engineering and aerospace & defense segments. Shares of global construction & engineering firm Fluor Corp. fell despite several strong earnings reports, largely on concerns that lower oil prices may impact its backlog due to postponed projects.

The Portfolio’s relative underperformance in the Consumer Staples sector was mostly due to holdings in food & staples retailing and food products. Shares of specialty food retailer Whole Foods Market, Inc. dropped after disappointing earnings reports, demonstrating decelerating sales and margin compression.

Underperformance in the Consumer Discretionary sector was attributable to holdings in Internet & catalog retail and media. A position in television and media streaming service Netflix, Inc. fell amid weak subscriber growth with lackluster reviews for recent original content. As a result, the portfolio managers sold the position.

Portfolio Manager Outlook

The following forward looking comments are the opinion of The Boston Company, the Portfolio’s sub-adviser.

The U.S. economy continues to improve in key areas such as employment and manufacturing, and overall, we believe the economy remains well positioned for continued expansion in 2015. Lower oil prices could serve as a tailwind for the broader economy, as businesses realize lower input costs and consumers benefit from a boost to disposable income, which may drive retail spending in 2015. Coupled with early signs of rising wages and multi-year highs in consumer confidence, the consumer could be a particular source of economic strength.

Growth Stock Portfolio	1

Growth Stock Portfolio (unaudited)

Inflation remains subdued, and a strong dollar is likely to weigh on commodity prices for some time. The direction of interest rates and a potential rate hike by the Fed remain notable market uncertainties. While rates are widely expected to rise, we have yet to see that materialize. Market volatility could be further influenced by concerns about the new political mix in Washington, slow growth in Europe and Asia and extended weakness in oil, which could emerge as a source of instability. Overall, we continue to believe a healthier U.S. economy, strong corporate underpinnings and secular tailwinds will remain supportive of U.S. equities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Growth Stock Portfolio	9.02%	13.16%	7.21%
Russell 1000® Growth Index	13.05%	15.81%	8.49%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	10.04%	14.09%	7.73%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Apple, Inc.	6.9%
Microsoft Corp.	2.8%
PepsiCo, Inc.	2.8%
Facebook, Inc. - Class A	2.8%
Visa, Inc. - Class A	2.7%
The Home Depot, Inc.	2.4%
Gilead Sciences, Inc.	2.1%
Honeywell International, Inc.	2.1%
Comcast Corp. - Class A	2.0%
Schlumberger, Ltd.	2.0%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

2	Growth Stock Portfolio

Growth Stock Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (99.5%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (16.3%)
*	AMC Networks, Inc. - Class A	100,486	6,408
	Comcast Corp. - Class A	312,294	18,116
	Delphi Automotive PLC	97,960	7,124
*	Dollar General Corp.	113,400	8,017
	The Home Depot, Inc.	202,260	21,231
	The Interpublic Group of Cos., Inc.	429,810	8,927
*	Michael Kors Holdings, Ltd.	137,645	10,337
	NIKE, Inc. - Class B	146,070	14,045
*	Priceline.com, Inc.	13,111	14,949
	PVH Corp.	89,830	11,514
*	Ulta Salon, Cosmetics & Fragrance, Inc.	69,980	8,946
*	Under Armour, Inc.	71,510	4,856
	Viacom, Inc. - Class B	127,530	9,597

	Total		144,067

	Consumer Staples (10.8%)
	Coca-Cola Enterprises, Inc.	253,410	11,206
	Colgate-Palmolive Co.	207,980	14,390
	Costco Wholesale Corp.	79,456	11,263
	CVS Caremark Corp.	124,790	12,018
	The Estee Lauder Cos., Inc. - Class A	163,800	12,482
	Mondelez International, Inc.	281,670	10,232
	PepsiCo, Inc.	258,560	24,449

	Total		96,040

	Energy (4.5%)
	EOG Resources, Inc.	142,900	13,157
	Kinder Morgan, Inc.	213,291	9,024
	Schlumberger, Ltd.	209,360	17,882

	Total		40,063

	Common Stocks (99.5%)	Shares/ $ Par	Value $ (000’s)

	Financials (6.0%)
	Ameriprise Financial, Inc.	86,660	11,461
	BlackRock, Inc.	30,910	11,052
	Discover Financial Services	115,530	7,566
	Intercontinental Exchange, Inc.	52,540	11,521
	Marsh & McLennan Cos., Inc.	204,835	11,725

	Total		53,325

	Health Care (16.7%)
*	Actavis PLC	57,783	14,874
*	Alexion Pharmaceuticals, Inc.	62,990	11,655
*	Biogen Idec, Inc.	38,440	13,049
	Bristol-Myers Squibb Co.	144,090	8,506
*	Celgene Corp.	144,040	16,112
*	Gilead Sciences, Inc.	198,590	18,719
*	Illumina, Inc.	49,638	9,162
	McKesson Corp.	68,710	14,263
	Perrigo Co. PLC	61,101	10,214
*	Regeneron Pharmaceuticals, Inc.	20,780	8,525
	UnitedHealth Group, Inc.	104,960	10,610
*	Vertex Pharmaceuticals, Inc.	102,520	12,179

	Total		147,868

	Industrials (10.4%)
	Cummins, Inc.	76,890	11,085
	Danaher Corp.	129,240	11,077
	FedEx Corp.	58,430	10,147
	Fluor Corp.	142,268	8,626
	Honeywell International, Inc.	181,930	18,178
	Precision Castparts Corp.	54,720	13,181
	Raytheon Co.	86,320	9,337
	Tyco Interntional PLC	234,990	10,307

	Total		91,938

	Common Stocks (99.5%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (31.9%)
	Accenture PLC - Class A	93,590	8,359
*	Adobe Systems, Inc.	130,390	9,479
*	Akamai Technologies, Inc.	117,250	7,382
	Apple, Inc.	554,980	61,259
*	Cognizant Technology Solutions Corp. - Class A	175,590	9,247
	EMC Corp.	390,970	11,627
*	Facebook, Inc. - Class A	313,271	24,441
*	Fortinet, Inc.	230,984	7,082
*	Google, Inc. - Class A	31,610	16,774
*	Google, Inc. - Class C	31,610	16,640
	Intuit, Inc.	160,490	14,796
*	LinkedIn Corp. - Class A	39,950	9,177
	Microsoft Corp.	533,082	24,762
	Oracle Corp.	293,248	13,187
*	Salesforce.com, Inc.	215,550	12,784
	SanDisk Corp.	115,130	11,280
	Visa, Inc. - Class A	92,830	24,340

	Total		282,616

	Materials (2.9%)
	The Dow Chemical Co.	188,630	8,603
	Martin Marietta Materials, Inc.	66,060	7,288
	Praxair, Inc.	74,670	9,674

	Total		25,565

	Total Common Stocks
	(Cost: $683,284)		881,482

	Total Investments (99.5%)
	(Cost: $683,284)(a)		881,482

	Other Assets, Less
	Liabilities (0.5%)		4,398

	Net Assets (100.0%)		885,880

*	Non-Income Producing

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $684,921 and the net unrealized appreciation of investments based on that cost was $196,561 which is comprised of $199,956 aggregate gross unrealized appreciation and $3,395 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$881,482	$-	$-
Total	$881,482	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio	3

Focused Appreciation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$722 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Janus Capital Management LLC (“Janus”) to act as sub-adviser for the Portfolio. In seeking to implement its growth strategy, the Portfolio employs a “bottom up” approach in choosing investments for the Portfolio. That is, the Portfolio looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio’s investment policies. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies. As a non-diversified fund, the Portfolio may hold larger positions in a smaller number of companies and, in anticipation of such investments, may hold a correspondingly larger position in cash pending investment. The Portfolio invests primarily in a core group of 20-40 common stocks.

Market Overview

U.S. large-cap equities, as measured by the Russell 1000® Index, enjoyed another year of strong gains. Generally positive corporate earnings reports, a declining unemployment rate and a pickup in economic growth later in the year provided evidence the U.S. economy was strengthening. Low interest rates in most developed regions also provided a supportive backdrop for equities. While the U.S. equity market, measured by the Russell 3000® Index, enjoyed strong gains, volatility increased considerably in the final months of the year.

Portfolio Results

The Portfolio returned 9.43% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 13.05%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Growth Funds peer group was 10.04% for 2014.

As part of the Portfolio’s investment strategy, the portfolio managers seek companies that have clear, sustainable competitive moats around their businesses based on their view that sustainable competitive advantages should help grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property.

For the majority of companies in the Portfolio, the portfolio managers continued to see confirmation of their views on the strength of their competitive advantages, and the portfolio managers’ view of the long-term growth potential of these companies remained unchanged. However, the Portfolio did hold some stocks that produced disappointing results, and played a large role in the Portfolio’s underperformance relative to the Index.

Stock selection in the Technology and Financial sectors were the largest detractors from performance relative to the Index. The Portfolio’s relative underperformance in both sectors was stock specific, rather than the result of a broad underlying trend. Within the Information Technology sector, the Portfolio’s decision to not own Apple, Inc. was a significant detractor. The Portfolio’s position in Citigroup, Inc. held back results in the Financials sector.

The Portfolio’s underweight to the Energy sector and overweight to the Healthcare sector were the largest contributors to relative results. Within the Healthcare sector, the Portfolio held several biotechnology companies that announced encouraging results about innovative therapies under development, which was a large driver of performance. The Portfolio had a longstanding underweight to the Energy sector due to the sensitivity many businesses in the sector have to commodity prices. The decision to be underweight the sector was beneficial in the fourth quarter, when energy stocks generally declined as oil prices sank.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s sub-adviser.

Heading into 2015, we have a positive outlook for both the U.S. economy and domestic equities. In our view, the U.S. is clearly showing economic strength relative to the rest of the world. While declining commodity prices may create some short-term uncertainty, lower oil prices ultimately represent a tax cut for most consumers around the world. In a country such as the U.S., where such a large portion of the economy is driven by consumer spending, the tailwind from a sharp drop in oil prices can be considerable.

Looking at equity markets, we believe valuations are reasonable. However, after rising valuations in 2013 and the first half of 2014, we believe further stock price appreciation will need to be accompanied by earnings growth. If earnings growth again becomes the primary driver of stock returns next year, we believe such an environment could be favorable for our investment process.

4	Focused Appreciation Portfolio

Focused Appreciation Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Focused Appreciation Portfolio	9.43%	11.73%	8.76%
Russell 1000® Growth Index	13.05%	15.81%	8.49%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	10.04%	14.09%	7.73%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Precision Castparts Corp.	4.5%
Lowe’s Cos., Inc.	4.4%
Celgene Corp.	4.1%
Google, Inc. - Class C	3.9%
Endo International PLC	3.9%
Valeant Pharmaceuticals International, Inc.	3.6%
Salesforce.com, Inc.	3.4%
Delphi Automotive PLC	3.4%
Zoetis, Inc.	3.3%
Canadian Pacific Railway, Ltd.	3.3%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Focused Appreciation Portfolio	5

Focused Appreciation Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (94.5%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (23.5%)
*	Amazon.com, Inc.	65,404	20,298
	Comcast Corp. - Class A	310,420	18,007
	Delphi Automotive PLC	336,260	24,453
	Las Vegas Sands Corp.	137,682	8,008
	Lowe’s Cos., Inc.	465,229	32,008
	Marriott International, Inc. - Class A	193,305	15,084
*	Priceline.com, Inc.	16,236	18,512
	Starbucks Corp.	215,092	17,648
	The TJX Cos., Inc.	230,328	15,796

	Total		169,814

	Energy (0.5%)
	Baker Hughes, Inc.	64,164	3,598

	Total		3,598

	Financials (10.8%)
	Aon PLC	194,316	18,427
	Crown Castle International Corp.	213,534	16,805
*	E*TRADE Financial Corp.	462,625	11,221
	Intercontinental Exchange, Inc.	63,477	13,920
	U.S. Bancorp	395,744	17,789

	Total		78,162

	Health Care (21.0%)
*	athenahealth, Inc.	32,461	4,729
*	Biogen Idec, Inc.	48,369	16,419
*	Boston Scientific Corp.	552,602	7,322
*	Celgene Corp.	262,388	29,351
*	Endo International PLC	390,387	28,155
*	Pharmacyclics, Inc.	91,561	11,194
*	Salix Pharmaceuticals, Ltd.	43,782	5,032
*	Valeant Pharmaceuticals International, Inc.	179,421	25,677
	Zoetis, Inc.	551,482	23,730

	Total		151,609

	Industrials (12.0%)
	Canadian Pacific Railway, Ltd.	122,793	23,661
	Kansas City Southern	81,989	10,005
	Nielsen NV	447,052	19,997
	Precision Castparts Corp.	136,144	32,794

	Total		86,457

	Information Technology (23.7%)
*	Adobe Systems, Inc.	198,691	14,445
*	Alibaba Group Holding, Ltd., ADR	166,832	17,340
	Amphenol Corp. - Class A	166,915	8,982
	ARM Holdings PLC, ADR	313,413	14,511
*	CoStar Group, Inc.	75,290	13,825
*	Google, Inc. - Class C	53,499	28,162
*	LinkedIn Corp. - Class A	43,979	10,102

	Common Stocks (94.5%)		Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	MasterCard, Inc. - Class A		274,266	23,631
*	NetSuite, Inc.		58,318	6,367
*	Salesforce.com, Inc.		413,357	24,516
*	Yahoo!, Inc.		179,111	9,047

	Total			170,928

	Materials (2.0%)
	Monsanto Co.		119,970	14,333

	Total			14,333

	Telecommunication Services (1.0%)
*	T-Mobile US, Inc.		271,298	7,309

	Total			7,309

	Total Common Stocks
	(Cost: $549,916)			682,210

	Foreign Common Stocks (3.3%)	Country

	Information Technology (1.4%)
	Tencent Holdings, Ltd.	Cayman Islands	717,000	10,288

	Total			10,288

	Telecommunication Services (1.9%)
	Iliad SA	France	57,416	13,771

	Total			13,771

	Total Foreign Common Stocks
	(Cost: $23,485)			24,059

	Total Investments (97.8%)
	(Cost: $573,401)(a)			706,269

	Other Assets, Less
	Liabilities (2.2%)			16,110

	Net Assets (100.0%)			722,379

The Accompanying Notes are an Integral Part of the Financial Statements.

6	Focused Appreciation Portfolio

Focused Appreciation Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $573,986 and the net unrealized appreciation of investments based on that cost was $132,283 which is comprised of $133,202 aggregate gross unrealized appreciation and $919 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$682,210	$-	$-
Foreign Common Stocks	-	24,059	-
Total	$682,210	$24,059	$-

For the period ended December 31, 2014, there were transfers from a Level 1 to a Level 2 in the amount of $24,059 thousand. These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014. These securities did not require the use of fair value procedures on December 31, 2013.

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio	7

Large Cap Core Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in common stocks of large capitalization U.S. and foreign based companies listed on U.S. exchanges.	$556 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”), has engaged Fayez Sarofim & Co. (“Sarofim & Co.”) to act as sub-adviser for the Portfolio. In choosing securities, the Portfolio’s portfolio managers first identify structurally attractive economic sectors they believe can support longer term profit growth. Using fundamental analysis, the Portfolio’s portfolio managers then seek companies within these sectors that have dominant positions and sustainable competitive advantages in their industries, superior management that productively redeploys cash flow, sustained patterns of profitability, strong balance sheets, expanding global presence and the potential to achieve predictable, above-average earnings and dividend growth over the next three to five years or longer. The Portfolio may also invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

Market Overview

The S&P 500® Index recorded a series of successive new highs in 2014, despite five short-lived sell-offs, and has now more than tripled from its March 2009 low. The S&P 500® Index outpaced other developed market indices, as domestic economic growth gained traction and the U.S. Federal Reserve (the “Fed”) ended quantitative easing. In contrast, economic weakness and financial strains resurfaced abroad, and foreign central banks generally stepped up stimulative efforts. The U.S. dollar strengthened against nearly every major currency in 2014, while oil prices plunged 50%. Concerns about global growth intensified in the second half prompting increased market volatility. The relative performance of large cap stocks (S&P 500® Index) versus small caps (S&P SmallCap 600® Index) began to strengthen over the last six months, reversing the trend that has persisted through most of this liquidity-driven recovery. Utilities, Health Care, and Information Technology were the leading sectors in the S&P 500® Index for the year, while Energy was the only sector with a negative return.

Portfolio Results

The Portfolio returned 8.56% for the twelve months ended December 31, 2014. By comparison, the S&P 500® Index (the “Index”) returned 13.69%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Core Funds peer group was 11.51% for 2014.

The Portfolio’s overweight allocation to the weak Energy sector was a primary factor weighing on results relative to Index. This impact, however, was mitigated by advantageous stock selection within the sector, reflecting the emphasis on the major integrated oil companies and the avoidance of the more volatile oilfield service and equipment stocks. The portfolio managers believed that the Portfolio’s Energy sector holdings offered compelling valuations, strong balance sheets, established records of returning capital to shareholders and disciplined cost controls.

Another factor impeding relative performance was stock selection in the Consumer Staples sector. Weakening demand in international markets, particularly in Europe, and the strength of the U.S. dollar detracted from the Portfolio’s holdings in the Consumer Staples sector, which included several global companies. Stock selection ultimately weighed on performance relative to the Index, although an overweight in the rallying sector limited the negative impact.

Stock selection in the Financials and Health Care sectors also detracted from relative performance.

On the upside, factors that supported results relative to the Index included the limited and selectively focused representations in the Consumer Discretionary and Materials sectors, two lagging sectors. The underweighted allocation to the Industrials sector and the lack of exposure to the Telecommunication Services sector also added value relative to the Index.

Turning to the performance of individual holdings, Portfolio holdings that delivered the largest contributions to absolute return were Apple, Inc., Altria Group, Inc., Walgreen Boots Alliance, Inc., Johnson & Johnson, AbbVie, Inc., Texas Instruments, Inc., Intel Corp. and The Walt Disney Co. Holdings that detracted from absolute performance were International Business Machines Corp., Exxon Mobil Corp., Chevron Corp., Occidental Petroleum Corp., Total Sponsored ADR, General Electric Co., Diageo PLC Sponsored ADR and Philip Morris International, Inc.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Sarofim & Co., the Portfolio’s sub-adviser.

Although the U.S. economy seems to be gaining self-sustaining momentum, the global backdrop has grown less supportive. We expect the relative performance of the larger cap issues in the Portfolio to strengthen in the year ahead as equity markets adjust to desynchronized global trends and the potential shift in Fed policy. We believe the industry leaders that are the focus of the Portfolio’s investment strategy have the financial resources, operational discipline and competitive advantages to sustain

8	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio (unaudited)

longer-term earnings growth if interest rates begin to rise. Our strategic stock selection emphasizes structurally attractive industries with less cyclical attributes where pricing power is stronger and margins are more stable. We also continue to focus on companies with established records of returning capital to shareholders in the form of dividends and share repurchases, providing investors a degree of downside protection if market conditions continue to shift and volatility increases.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	8.56%	11.69%	6.15%
S&P 500® Index	13.69%	15.45%	7.67%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	11.51%	13.87%	7.21%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Apple, Inc.	4.9%
Exxon Mobil Corp.	4.5%
Philip Morris International, Inc.	4.2%
The Coca-Cola Co.	4.0%
Chevron Corp.	3.5%
Nestle SA, ADR	2.9%
JPMorgan Chase & Co.	2.5%
Altria Group, Inc.	2.5%
Johnson & Johnson	2.5%
The Procter & Gamble Co.	2.4%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio	9

Large Cap Core Stock Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (99.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (8.0%)
	Comcast Corp. - Class A	119,152	6,912
	McDonald’s Corp.	89,278	8,365
	Target Corp.	92,553	7,026
	Time Warner Cable, Inc.	22,288	3,389
	Twenty-First Century Fox, Inc.	238,510	9,160
	Twenty-First Century Fox, Inc. - Class B	20,000	738
	The Walt Disney Co.	94,133	8,866

	Total		44,456

	Consumer Staples (26.2%)
	Altria Group, Inc.	286,708	14,126
	Anheuser-Busch InBev NV, ADR	50,000	5,616
	The Coca-Cola Co.	529,535	22,357
	Diageo PLC	41,833	4,773
	The Estee Lauder Cos., Inc. - Class A	115,311	8,787
	Mondelez International, Inc.	74,689	2,713
	Nestle SA, ADR	221,932	16,190
	PepsiCo, Inc.	103,025	9,742
	Philip Morris International, Inc.	286,328	23,321
	The Procter & Gamble Co.	148,522	13,529
	SABMiller PLC, ADR	107,053	5,519
	Walgreens Boots Alliance, Inc.	142,358	10,848
	Wal-Mart Stores, Inc.	90,647	7,785

	Total		145,306

	Energy (16.9%)
*	California Resources Corp.	59,116	326
	Chevron Corp.	174,747	19,603
	ConocoPhillips	154,170	10,647

	Common Stocks (99.8%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	EOG Resources, Inc.	36,822	3,390
	Exxon Mobil Corp.	269,581	24,923
	Imperial Oil, Ltd.	125,732	5,410
	Occidental Petroleum Corp.	147,790	11,913
	Phillips 66	43,579	3,125
	Royal Dutch Shell PLC - Class A, ADR	115,227	7,714
	Total SA, ADR	138,507	7,092

	Total		94,143

	Financials (11.3%)
	ACE, Ltd.	56,944	6,541
	American Express Co.	109,017	10,143
	BlackRock, Inc.	28,303	10,120
	Franklin Resources, Inc.	158,502	8,776
	JPMorgan Chase & Co.	225,755	14,128
	State Street Corp.	85,500	6,712
	Wells Fargo & Co.	120,523	6,607

	Total		63,027

	Health Care (13.2%)
	Abbott Laboratories	210,638	9,483
	AbbVie, Inc.	171,972	11,254
*	Celgene Corp.	50,000	5,593
*	Gilead Sciences, Inc.	64,000	6,033
	Johnson & Johnson	132,101	13,814
	Novartis AG, ADR	88,303	8,182
	Novo Nordisk A/S, ADR	233,235	9,870
	Roche Holding AG, ADR	262,964	8,938

	Total		73,167

	Industrials (5.6%)
	Canadian Pacific Railway, Ltd.	39,854	7,679
	Caterpillar, Inc.	58,273	5,334

Common Stocks (99.8%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
General Electric Co.	110,792	2,800
Union Pacific Corp.	30,000	3,574
United Technologies Corp.	102,676	11,808

Total		31,195

Information Technology (15.6%)
Apple, Inc.	248,089	27,384
ASML Holding N.V.	30,000	3,235
Automatic Data Processing, Inc.	86,475	7,209
Intel Corp.	160,564	5,827
International Business Machines Corp.	73,519	11,795
Oracle Corp.	162,624	7,313
Qualcomm, Inc.	122,918	9,137
Texas Instruments, Inc.	206,633	11,048
Xilinx, Inc.	83,444	3,612

Total		86,560

Materials (3.0%)
Air Products and Chemicals, Inc.	35,897	5,177
Praxair, Inc.	88,526	11,470

Total		16,647

Total Common Stocks
(Cost: $443,372)		554,501

Total Investments (99.8%)
(Cost: $443,372)(a)		554,501

Other Assets, Less
Liabilities (0.2%)		1,138

Net Assets (100.0%)		555,639

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $443,396 and the net unrealized appreciation of investments based on that cost was $111,105 which is comprised of $114,229 aggregate gross unrealized appreciation and $3,124 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$554,501	$-	$-
Total	$554,501	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

10	Large Cap Core Stock Portfolio

Large Cap Blend Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. large capitalization companies listed or traded on U.S. securities exchanges.	$167 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Fiduciary Management, Inc. (“FMI”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in equity securities of large capitalization companies listed or traded on U.S. securities exchanges or U.S. securities associations. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization stocks and ADRs.

Market Overview

The U.S. stock market rally completed its 69th month since the market bottomed on March 9, 2009. Since then, large cap stocks, as measured by the S&P 500® Index, gained 244%, while small cap stocks, measured by the Russell 2000® Index, appreciated 280%. Improving economic growth with mild inflation prompted the U.S. Federal Reserve (the “Fed”) to gradually complete its bond purchasing program and maintain its zero interest rate policy during 2014, though Fed policy contributed to uncertainty during the second half of the year. Throughout the year, the Fed decreased its bond purchasing at a measured $10 billion monthly pace. Market volatility preceded the Fed’s last bond purchase in October, as investors became concerned that the Fed’s zero interest rate policy might be the next tightening of monetary stimulus. The Fed reaffirmed its commitment to zero interest rate policy for a considerable period, which reassured investors. Markets rallied on the news, while improving economic growth late in the year also increased investors’ optimism.

Portfolio Results

The Portfolio returned 12.58% for the twelve months ended December 31, 2014. By comparison, the S&P 500® Index (the “Index”) returned 13.69%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Core Funds peer group was 11.51% for 2014.

Overall, stock selection was solid, particularly in Healthcare. UnitedHealth Group, Inc., AmerisourceBergen Corp. and Covidien PLC (sold in June after the buyout announcement by Medtronic) were among the top contributors relative to the Index in Healthcare. Other stock picks that helped performance relative to the Index were Ross Stores, Inc., Cintas Corp. and Berkshire Hathaway, Inc.

The Energy sector of the Portfolio delivered solid relative performance. The Portfolio’s positions in Devon Energy Corp. and Schlumberger, Ltd. both declined in the fourth quarter during the energy selloff, but still performed much better relative to the Index’s energy holdings.

The detractors in 2014 were the Portfolio’s elevated cash level (approximately 9%) and American Depository Receipts (ADR) exposure, including Danone SA, Nestle SA, and Unilever PLC. In those three investments, the depreciation in the Euro, Swiss Franc, and British Pound also detracted from the Portfolio’s return. The portfolio managers believed all three companies had strong franchises with above average growth prospects, relative to their U.S. counterparts. The portfolio managers added to positions in Danone SA and Unilever PLC during the year.

Portfolio Manager Outlook

The following forward looking comments are the opinion of FMI, the Portfolio’s sub-adviser.

Given the stock market’s significant appreciation in recent years, we would be surprised if returns over the next five years are anywhere close to returns of the past five years. The increased volatility in the fourth quarter may be a harbinger of future volatility. We believe volatile markets could give us more opportunities to maneuver in 2015. A recent investment letter that was discussing the rapid and steep drop in oil prices, quoted the renowned German economist, Rudiger Dornbusch; “In economics, things take longer to happen than you think they will, and then happen much quicker than you thought they could.” We believe this observation also applies to stock markets. Until good businesses are offered again at relatively inexpensive prices, we will focus on owning good businesses at somewhat elevated prices. The Portfolio trades at a significant discount to the Index, which we believe has the potential to help the Portfolio’s performance relative to the Index in 2015.

Large Cap Blend Portfolio	11

Large Cap Blend Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	Since Inception*
Large Cap Blend Portfolio	12.58%	13.64%	3.98%
S&P 500® Index	13.69%	15.45%	6.66%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	11.51%	13.87%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Potash Corp. of Saskatchewan, Inc.	5.7%
UnitedHealth Group, Inc.	5.6%
Accenture PLC - Class A	5.4%
Berkshire Hathaway, Inc. - Class B	5.2%
The Bank of New York Mellon Corp.	5.0%
AmerisourceBergen Corp.	4.5%
Devon Energy Corp.	3.7%
American Express Co.	3.7%
DANONE SA, ADR	3.7%
The Progressive Corp.	3.6%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

12	Large Cap Blend Portfolio

Large Cap Blend Portfolio

Schedule of Investments

December 31, 2014

Common Stocks (92.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (9.7%)
Comcast Corp. - Class A	90,350	5,241
Omnicom Group, Inc.	70,125	5,432
Ross Stores, Inc.	58,950	5,557

Total		16,230

Consumer Staples (9.0%)
DANONE SA, ADR	471,250	6,134
Nestle SA, ADR	70,925	5,174
Unilever PLC, ADR	91,025	3,685

Total		14,993

Energy (7.2%)
Devon Energy Corp.	102,200	6,255
Schlumberger, Ltd.	68,350	5,838

Total		12,093

Financials (20.8%)
American Express Co.	67,025	6,236
The Bank of New York Mellon Corp.	205,100	8,321

	Common Stocks (92.2%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	Berkshire Hathaway, Inc. - Class B	57,625	8,652
	Comerica, Inc.	119,050	5,576
	The Progressive Corp.	220,175	5,943

	Total		34,728

	Health Care (10.1%)
	AmerisourceBergen Corp.	82,475	7,436
	UnitedHealth Group, Inc.	92,775	9,379

	Total		16,815

	Industrials (15.0%)
	3M Co.	31,775	5,221
	Cintas Corp.	44,700	3,506
	Expeditors International of Washington, Inc.	104,550	4,664
	Honeywell International, Inc.	58,800	5,875
	PACCAR, Inc.	85,125	5,790

	Total		25,056

	Common Stocks (92.2%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (14.7%)
	Accenture PLC - Class A	101,175	9,036
*	eBay, Inc.	79,225	4,446
	Microsoft Corp.	127,825	5,938
	TE Connectivity, Ltd.	79,925	5,055

	Total		24,475

	Materials (5.7%)
	Potash Corp. of Saskatchewan, Inc.	268,475	9,483

	Total		9,483

	Total Common Stocks
	(Cost: $124,982)		153,873

	Total Investments (92.2%)
	(Cost: $124,982)(a)		153,873

	Other Assets, Less
	Liabilities (7.8%)		13,075

	Net Assets (100.0%)		166,948

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $125,384 and the net unrealized appreciation of investments based on that cost was $28,489 which is comprised of $29,677 aggregate gross unrealized appreciation and $1,188 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$153,873	$-	$-
Total	$153,873	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio	13

Index 500 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$2.4 billion

Portfolio Overview

Mason Street Advisors is the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”). The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, swap agreements to help achieve full replication.

Market Overview

The equity markets posted solid gains during 2014, as markets adjusted to changing monetary policy. Improving economic growth with mild inflation prompted the U.S. Federal Reserve (the “Fed”) to gradually complete its bond purchasing program and maintain its zero interest rate policy during 2014, though Fed policy contributed to uncertainty during the second half of the year. Throughout the year, the Fed decreased its bond purchasing at a measured $10 billion monthly pace. Market volatility preceded the Fed’s last bond purchase in October, as investors became concerned that the Fed’s zero interest rate policy might be the next tightening of monetary stimulus. The Fed reaffirmed its commitment to zero interest rate policy for a considerable period, which reassured investors. Markets rallied on the news, while improving economic growth late in the year also increased investors’ optimism. In that environment, small cap stocks led the market, followed by shares of mid and large sized companies. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 13.69%, 9.77%, and 5.76%, respectively.

Portfolio Results

The Index 500 Stock Portfolio had a total return of 13.46% for the twelve months ended December 31, 2014. That was in line with the S&P 500® Index (the “Index”), which returned 13.69%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The Portfolio outperformed the 13.21% average return for its peer group, S&P 500 Index Objective Funds, according to Lipper® Analytical Services, Inc.

Within the Portfolio, nine of the ten economic sectors posted positive returns. The Technology sector generated the largest contribution to the Portfolio’s return, as solid consumer spending on technology offset relatively slow business spending. The Health Care sector also generated solid performance, as health care companies continued to grow while adapting to the Affordable Care Act. The Financials sector delivered a solid contribution to the Portfolio’s return, driven by improving balance sheets and solid earnings. The Consumer Staples sector also posted solid results. Lower gas prices and declining interest rates buoyed the Utilities sector during 2014.

At the other end of the spectrum, the Energy sector declined due to falling oil and gas prices, as global oil producers increased supply amid modest demand for oil. The Telecommunications sector also detracted from the Portfolio’s performance, although its impact was limited by a weighting of less than 3% on average during 2014. The Industrials and Materials sectors posted modest returns while lagging the overall Portfolio, as manufacturing and industrial activity remained restrained in international markets, particularly in China.

As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. The portfolio managers try to make these adjustments in a way that minimizes the cost and market impact of trading.

14	Index 500 Stock Portfolio

Index 500 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	13.46%	15.23%	7.53%
S&P 500® Index	13.69%	15.45%	7.67%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	13.21%	15.01%	7.32%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Apple, Inc.	3.5%
Exxon Mobil Corp.	2.1%
Microsoft Corp.	2.1%
Johnson & Johnson	1.6%
Berkshire Hathaway, Inc. - Class B	1.5%
Wells Fargo & Co.	1.4%
General Electric Co.	1.4%
The Procter & Gamble Co.	1.3%
JPMorgan Chase & Co.	1.3%
Chevron Corp.	1.1%

Sector Allocation 12/31/14

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio	15

Index 500 Stock Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.0%)
*	Amazon.com, Inc.	48,703	15,115
*	AutoNation, Inc.	9,579	579
*	AutoZone, Inc.	4,110	2,544
*	Bed Bath & Beyond, Inc.	23,762	1,810
	Best Buy Co., Inc.	37,346	1,456
	BorgWarner, Inc.	29,167	1,603
	Cablevision Systems Corp. - Class A	28,081	580
*	CarMax, Inc.	27,631	1,840
	Carnival Corp.	57,779	2,619
	CBS Corp. - Class B	61,165	3,385
*	Chipotle Mexican Grill, Inc.	3,978	2,723
	Coach, Inc.	35,352	1,328
	Comcast Corp. - Class A	330,485	19,171
	D.R. Horton, Inc.	42,560	1,076
	Darden Restaurants, Inc.	17,016	998
	Delphi Automotive PLC	37,981	2,762
*	DIRECTV	64,426	5,586
*	Discovery Communications, Inc.	35,056	1,182
*	Discovery Communications, Inc. - Class A	19,048	656
*	Dollar General Corp.	38,923	2,752
*	Dollar Tree, Inc.	26,381	1,857
	Expedia, Inc.	12,662	1,081
	Family Dollar Stores, Inc.	12,322	976
	Ford Motor Co.	493,706	7,652
*	Fossil Group, Inc.	5,767	639
	GameStop Corp. - Class A	13,921	470
	Gannett Co., Inc.	28,969	925
	The Gap, Inc.	34,231	1,441
	Garmin, Ltd.	15,454	816
	General Motors Co.	173,129	6,044
	Genuine Parts Co.	19,608	2,090
	The Goodyear Tire & Rubber Co.	35,221	1,006
	H&R Block, Inc.	35,298	1,189
	Harley-Davidson, Inc.	27,486	1,812
	Harman International Industries, Inc.	8,789	938
	Hasbro, Inc.	14,510	798
	The Home Depot, Inc.	169,050	17,745
	The Interpublic Group of Cos., Inc.	53,650	1,114
	Johnson Controls, Inc.	85,458	4,131
	Kohl’s Corp.	25,914	1,582
	L Brands, Inc.	31,538	2,730
	Leggett & Platt, Inc.	17,654	752
	Lennar Corp. - Class A	22,906	1,026
	Lowe’s Cos., Inc.	124,804	8,586
	Macy’s, Inc.	44,293	2,912
	Marriott International, Inc. - Class A	27,262	2,127

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Mattel, Inc.	43,464	1,345
	McDonald’s Corp.	124,842	11,698
*	Michael Kors Holdings, Ltd.	26,414	1,984
*	Mohawk Industries, Inc.	7,948	1,235
*	Netflix, Inc.	7,728	2,640
	Newell Rubbermaid, Inc.	34,776	1,325
*	News Corp. - Class A	63,994	1,004
	NIKE, Inc. - Class B	89,516	8,607
	Nordstrom, Inc.	18,059	1,434
	Omnicom Group, Inc.	31,836	2,466
*	O’Reilly Automotive, Inc.	13,013	2,506
	PetSmart, Inc.	12,752	1,037
*	Priceline.com, Inc.	6,716	7,658
	PulteGroup, Inc.	42,806	919
	PVH Corp.	10,569	1,355
	Ralph Lauren Corp.	7,763	1,437
	Ross Stores, Inc.	26,917	2,537
	Royal Caribbean Cruises, Ltd.	21,423	1,766
	Scripps Networks Interactive - Class A	13,015	980
	Staples, Inc.	82,073	1,487
	Starbucks Corp.	95,991	7,876
	Starwood Hotels & Resorts Worldwide, Inc.	22,907	1,857
	Target Corp.	81,709	6,202
	Tiffany & Co.	14,436	1,543
	Time Warner Cable, Inc.	35,982	5,471
	Time Warner, Inc.	107,560	9,188
	The TJX Cos., Inc.	88,371	6,060
	Tractor Supply Co.	17,438	1,374
*	TripAdvisor, Inc.	14,301	1,068
	Twenty-First Century Fox, Inc.	237,864	9,135
*	Under Armour, Inc.	21,382	1,452
*	Urban Outfitters, Inc.	12,834	451
	VF Corp.	44,320	3,320
	Viacom, Inc. - Class B	47,389	3,566
	The Walt Disney Co.	200,122	18,849
	Whirlpool Corp.	9,989	1,935
	Wyndham Worldwide Corp.	15,812	1,356
	Wynn Resorts, Ltd.	10,391	1,546
	Yum! Brands, Inc.	56,121	4,088

	Total		283,961

	Consumer Staples (9.7%)
	Altria Group, Inc.	253,540	12,492
	Archer-Daniels-Midland Co.	82,585	4,294
	Avon Products, Inc.	55,757	524
	Brown-Forman Corp. - Class B	20,070	1,763
	Campbell Soup Co.	22,981	1,011
	The Clorox Co.	16,600	1,730

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
	The Coca-Cola Co.	505,690	21,350
	Coca-Cola Enterprises, Inc.	28,529	1,261
	Colgate-Palmolive Co.	109,899	7,604
	ConAgra Foods, Inc.	54,496	1,977
*	Constellation Brands, Inc. - Class A	21,525	2,113
	Costco Wholesale Corp.	56,156	7,960
	CVS Health Corp.	147,057	14,163
	Dr. Pepper Snapple Group, Inc.	24,939	1,788
	The Estee Lauder Cos., Inc. - Class A	28,731	2,189
	General Mills, Inc.	77,448	4,130
	The Hershey Co.	18,983	1,973
	Hormel Foods Corp.	17,236	898
	The J.M. Smucker Co.	13,061	1,319
	Kellogg Co.	32,336	2,116
	Keurig Green Mountain, Inc.	15,587	2,064
	Kimberly-Clark Corp.	47,778	5,520
	Kraft Foods Group, Inc.	75,534	4,733
	The Kroger Co.	62,997	4,045
	Lorillard, Inc.	46,183	2,907
	McCormick & Co., Inc.	16,567	1,231
	Mead Johnson Nutrition Co.	25,916	2,606
	Molson Coors Brewing Co. - Class B	20,441	1,523
	Mondelez International, Inc.	215,499	7,828
*	Monster Beverage Corp.	18,494	2,004
	PepsiCo, Inc.	191,983	18,154
	Philip Morris International, Inc.	199,309	16,234
	The Procter & Gamble Co.	346,626	31,574
	Reynolds American, Inc.	39,529	2,540
	Safeway, Inc.	29,556	1,038
	Sysco Corp.	75,413	2,993
	Tyson Foods, Inc. – Class A	37,588	1,507
	Walgreens Boots Alliance, Inc.	111,584	8,503
	Wal-Mart Stores, Inc.	202,599	17,399
	Whole Foods Market, Inc.	46,148	2,327

	Total		229,385

	Energy (8.3%)
	Anadarko Petroleum Corp.	64,967	5,360
	Apache Corp.	48,295	3,027
	Baker Hughes, Inc.	55,504	3,112
	Cabot Oil & Gas Corp.	52,982	1,569
*	Cameron International Corp.	25,328	1,265
	Chesapeake Energy Corp.	66,549	1,302
	Chevron Corp.	242,502	27,204

The Accompanying Notes are an Integral Part of the Financial Statements.

16	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Cimarex Energy Co.	11,192	1,186
	ConocoPhillips	157,901	10,905
	CONSOL Energy, Inc.	29,527	998
	Denbury Resources, Inc.	45,227	368
	Devon Energy Corp.	49,330	3,020
	Diamond Offshore Drilling, Inc.	8,621	316
	Ensco PLC - Class A	30,057	900
	EOG Resources, Inc.	70,298	6,472
	EQT Corp.	19,435	1,471
	Exxon Mobil Corp.	543,202	50,219
*	FMC Technologies, Inc.	29,998	1,405
	Halliburton Co.	108,711	4,276
	Helmerich & Payne, Inc.	13,887	936
	Hess Corp.	32,599	2,406
	Kinder Morgan, Inc.	217,962	9,222
	Marathon Oil Corp.	86,575	2,449
	Marathon Petroleum Corp.	35,943	3,244
	Murphy Oil Corp.	21,403	1,081
	Nabors Industries, Ltd.	37,128	482
	National Oilwell Varco, Inc.	55,234	3,619
*	Newfield Exploration Co.	17,604	477
	Noble Corp. PLC	32,322	536
	Noble Energy, Inc.	46,228	2,193
	Occidental Petroleum Corp.	99,471	8,018
	ONEOK, Inc.	26,707	1,330
	Phillips 66	71,004	5,091
	Pioneer Natural Resources Co.	19,100	2,843
	QEP Resources, Inc.	21,260	430
	Range Resources Corp.	21,641	1,157
	Schlumberger, Ltd.	165,069	14,099
*	Southwestern Energy Co.	45,298	1,236
	Spectra Energy Corp.	86,075	3,125
	Tesoro Corp.	16,195	1,204
	Transocean, Ltd.	43,680	801
	Valero Energy Corp.	66,865	3,310
	The Williams Companies, Inc.	86,296	3,878

	Total		197,542

	Financials (16.4%)
	ACE, Ltd.	42,555	4,889
*	Affiliated Managers Group, Inc.	7,129	1,513
	Aflac, Inc.	57,801	3,531
	The Allstate Corp.	53,805	3,780
	American Express Co.	114,146	10,620
	American International Group, Inc.	179,580	10,058
	American Tower Corp.	50,858	5,027
	Ameriprise Financial, Inc.	23,672	3,131
	Aon PLC	36,577	3,469
	Apartment Investment & Management Co. – Class A	18,755	697
	Assurant, Inc.	9,012	617
	AvalonBay Communities, Inc.	16,934	2,767

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Bank of America Corp.	1,349,042	24,134
	The Bank of New York Mellon Corp.	144,405	5,858
	BB&T Corp.	92,400	3,593
*	Berkshire Hathaway, Inc. - Class B	233,923	35,124
	BlackRock, Inc.	16,341	5,843
	Boston Properties, Inc.	19,639	2,527
	Capital One Financial Corp.	71,320	5,887
*	CBRE Group, Inc.	35,868	1,228
	The Charles Schwab Corp.	147,403	4,450
	The Chubb Corp.	30,250	3,130
	Cincinnati Financial Corp.	18,875	978
	Citigroup, Inc.	388,620	21,028
	CME Group, Inc.	40,617	3,601
	Comerica, Inc.	23,050	1,080
	Crown Castle International Corp.	42,827	3,370
	Discover Financial Services	58,172	3,810
*	E*TRADE Financial Corp.	37,049	899
	Equity Residential	46,484	3,339
	Essex Property Trust, Inc.	8,202	1,695
	Fifth Third Bancorp	105,703	2,154
	Franklin Resources, Inc.	50,298	2,785
	General Growth Properties, Inc.	80,497	2,264
*	Genworth Financial, Inc. - Class A	63,711	542
	The Goldman Sachs Group, Inc.	51,961	10,072
	The Hartford Financial Services Group, Inc.	55,350	2,308
	HCP, Inc.	58,914	2,594
	Health Care REIT, Inc.	42,034	3,181
	Host Hotels & Resorts, Inc.	97,148	2,309
	Hudson City Bancorp, Inc.	61,724	625
	Huntington Bancshares, Inc.	104,477	1,099
	Intercontinental Exchange, Inc.	14,458	3,170
	Invesco, Ltd.	55,266	2,184
	JPMorgan Chase & Co.	479,532	30,009
	KeyCorp	111,132	1,545
	Kimco Realty Corp.	52,777	1,327
	Legg Mason, Inc.	12,881	687
	Leucadia National Corp.	40,645	911
	Lincoln National Corp.	33,325	1,922
	Loews Corp.	38,396	1,613
	M&T Bank Corp.	16,947	2,129
	The Macerich Co.	18,051	1,506
	Marsh & McLennan Cos., Inc.	69,386	3,972
	McGraw Hill Financial, Inc.	34,828	3,099
	MetLife, Inc.	145,731	7,883
	Moody’s Corp.	23,548	2,256
	Morgan Stanley	195,853	7,599

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	The NASDAQ OMX Group, Inc.	15,056	722
	Navient Corp.	52,623	1,137
	Northern Trust Corp.	28,398	1,914
	People’s United Financial, Inc.	39,506	600
	Plum Creek Timber Co., Inc.	22,563	965
	PNC Financial Services Group, Inc.	67,502	6,158
	Principal Financial Group, Inc.	35,034	1,820
	The Progressive Corp.	68,616	1,852
	Prologis, Inc.	64,138	2,760
	Prudential Financial, Inc.	58,752	5,315
	Public Storage	18,612	3,440
	Regions Financial Corp.	176,573	1,865
	Simon Property Group, Inc.	39,867	7,260
	State Street Corp.	53,556	4,204
	SunTrust Banks, Inc.	66,892	2,803
	T. Rowe Price Group, Inc.	33,274	2,857
	Torchmark Corp.	16,502	894
	The Travelers Cos., Inc.	42,511	4,500
	U.S. Bancorp	229,541	10,318
	Unum Group	32,325	1,127
	Ventas, Inc.	37,755	2,707
	Vornado Realty Trust	22,397	2,636
	Wells Fargo & Co.	605,572	33,197
	Weyerhaeuser Co.	67,265	2,414
	XL Group PLC	33,103	1,138
	Zions Bancorporation	26,032	742

	Total		388,763

	Health Care (14.0%)
	Abbott Laboratories	193,162	8,696
	AbbVie, Inc.	204,383	13,375
*	Actavis PLC	34,002	8,752
	Aetna, Inc.	45,116	4,008
	Agilent Technologies, Inc.	42,783	1,752
*	Alexion Pharmaceuticals, Inc.	25,436	4,706
	Allergan, Inc.	38,214	8,124
	AmerisourceBergen Corp.	26,651	2,403
	Amgen, Inc.	97,578	15,543
	Anthem, Inc.	34,628	4,352
	Baxter International, Inc.	69,524	5,095
	Becton, Dickinson and Co.	24,627	3,427
*	Biogen Idec, Inc.	30,294	10,283
*	Boston Scientific Corp.	170,160	2,255
	Bristol-Myers Squibb Co.	212,786	12,561
	C.R. Bard, Inc.	9,608	1,601
	Cardinal Health, Inc.	42,456	3,427
*	CareFusion Corp.	26,158	1,552
*	Celgene Corp.	102,457	11,461
*	Cerner Corp.	38,986	2,521
	Cigna Corp.	33,555	3,453
	Covidien PLC	58,083	5,941
*	DaVita HealthCare Partners, Inc.	22,054	1,670

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	17

Index 500 Stock Portfolio

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	DENTSPLY International, Inc.	18,155	967
*	Edwards Lifesciences Corp.	13,723	1,748
	Eli Lilly and Co.	125,690	8,671
*	Express Scripts Holding Co.	94,145	7,971
*	Gilead Sciences, Inc.	193,530	18,242
*	Hospira, Inc.	21,705	1,329
	Humana, Inc.	19,670	2,825
*	Intuitive Surgical, Inc.	4,650	2,460
	Johnson & Johnson	359,068	37,548
*	Laboratory Corp. of America Holdings	10,840	1,170
*	Mallinckrodt PLC	14,916	1,477
	McKesson Corp.	29,746	6,175
	Medtronic, Inc.	126,267	9,117
	Merck & Co., Inc.	365,708	20,769
*	Mylan, Inc.	48,011	2,706
	Patterson Cos., Inc.	10,979	528
	PerkinElmer, Inc.	14,491	634
	Perrigo Co. PLC	18,057	3,018
	Pfizer, Inc.	808,244	25,177
	Quest Diagnostics, Inc.	18,541	1,243
*	Regeneron Pharmaceuticals, Inc.	9,520	3,906
	St. Jude Medical, Inc.	36,677	2,385
	Stryker Corp.	38,339	3,617
*	Tenet Heathcare Corp.	12,607	639
	Thermo Fisher Scientific, Inc.	51,315	6,429
	UnitedHealth Group, Inc.	123,121	12,446
	Universal Health Services, Inc. - Class B	11,680	1,300
*	Varian Medical Systems, Inc.	12,825	1,110
*	Vertex Pharmaceuticals, Inc.	30,854	3,665
*	Waters Corp.	10,683	1,204
	Zimmer Holdings, Inc.	21,725	2,464
*	Zoetis, Inc.	64,310	2,767

	Total		332,665

	Industrials (10.3%)
	3M Co.	82,204	13,508
	The ADT Corp.	22,388	811
	Allegion PLC	12,280	681
	AMETEK, Inc.	31,548	1,660
	The Boeing Co.	85,052	11,055
	C.H. Robinson Worldwide, Inc.	18,765	1,405
	Caterpillar, Inc.	77,660	7,108
	Cintas Corp.	12,455	977
	CSX Corp.	127,689	4,626
	Cummins, Inc.	21,795	3,142
	Danaher Corp.	78,423	6,722
	Deere & Co.	45,978	4,068
	Delta Air Lines, Inc.	107,362	5,281
	Dover Corp.	21,212	1,521
	The Dun & Bradstreet Corp.	4,607	557

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Eaton Corp. PLC	60,881	4,137
	Emerson Electric Co.	88,979	5,493
	Equifax, Inc.	15,469	1,251
	Expeditors International of Washington, Inc.	24,762	1,105
	Fastenal Co.	34,985	1,664
	FedEx Corp.	33,791	5,868
	Flowserve Corp.	17,485	1,046
	Fluor Corp.	20,040	1,215
	General Dynamics Corp.	40,385	5,558
	General Electric Co.	1,288,205	32,553
	Honeywell International, Inc.	100,418	10,034
	Illinois Tool Works, Inc.	46,137	4,369
	Ingersoll-Rand PLC	34,054	2,159
	Iron Mountain, Inc.	23,919	925
*	Jacobs Engineering Group, Inc.	16,747	748
	Joy Global, Inc.	12,594	586
	Kansas City Southern	14,157	1,728
	L-3 Communications Holdings, Inc.	10,921	1,378
	Lockheed Martin Corp.	34,448	6,634
	Masco Corp.	45,701	1,152
	Nielsen NV	41,551	1,859
	Norfolk Southern Corp.	39,695	4,351
	Northrop Grumman Corp.	25,912	3,819
	PACCAR, Inc.	45,424	3,089
	Pall Corp.	13,666	1,383
	Parker Hannifin Corp.	19,068	2,459
	Pentair PLC	23,962	1,592
	Pitney Bowes, Inc.	25,783	628
	Precision Castparts Corp.	18,284	4,404
*	Quanta Services, Inc.	27,924	793
	Raytheon Co.	39,557	4,279
	Republic Services, Inc.	32,382	1,303
	Robert Half International, Inc.	17,436	1,018
	Rockwell Automation, Inc.	17,417	1,937
	Rockwell Collins, Inc.	17,054	1,441
	Roper Industries, Inc.	12,848	2,009
	Ryder System, Inc.	6,804	632
	Snap-on, Inc.	7,454	1,019
	Southwest Airlines Co.	87,069	3,685
	Stanley Black & Decker, Inc.	20,095	1,931
*	Stericycle, Inc.	10,894	1,428
	Textron, Inc.	35,411	1,491
	Tyco Interntional PLC	53,680	2,354
	Union Pacific Corp.	114,053	13,587
	United Parcel Service, Inc. - Class B	89,414	9,940
*	United Rentals, Inc.	12,803	1,306
	United Technologies Corp.	108,761	12,507
	W.W. Grainger, Inc.	7,784	1,984
	Waste Management, Inc.	54,630	2,804
	Xylem, Inc.	23,331	888

	Total		244,645

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (19.4%)
	Accenture PLC - Class A	80,496	7,189
*	Adobe Systems, Inc.	60,779	4,419
*	Akamai Technologies, Inc.	22,833	1,438
*	Alliance Data Systems Corp.	8,200	2,346
	Altera Corp.	39,102	1,444
	Amphenol Corp. - Class A	39,698	2,136
	Analog Devices, Inc.	39,921	2,216
	Apple, Inc.	752,337	83,043
	Applied Materials, Inc.	156,295	3,895
*	Autodesk, Inc.	29,186	1,753
	Automatic Data Processing, Inc.	61,838	5,155
	Avago Technologies, Ltd.	32,442	3,263
	Broadcom Corp. - Class A	69,106	2,994
	CA, Inc.	41,092	1,251
	Cisco Systems, Inc.	655,967	18,246
*	Citrix Systems, Inc.	20,649	1,317
*	Cognizant Technology Solutions Corp. - Class A	78,111	4,113
	Computer Sciences Corp.	18,022	1,136
	Corning, Inc.	164,435	3,770
*	eBay, Inc.	145,027	8,139
*	Electronic Arts, Inc.	39,887	1,875
	EMC Corp.	261,037	7,763
*	F5 Networks, Inc.	9,465	1,235
*	Facebook, Inc. - Class A	268,217	20,926
	Fidelity National Information Services, Inc.	36,399	2,264
*	First Solar, Inc.	9,641	430
*	Fiserv, Inc.	31,296	2,221
	FLIR Systems, Inc.	18,074	584
*	Google, Inc. - Class A	36,565	19,404
*	Google, Inc. - Class C	36,532	19,230
	Harris Corp.	13,417	964
	Hewlett-Packard Co.	239,404	9,607
	Intel Corp.	620,230	22,508
	International Business Machines Corp.	118,066	18,942
	Intuit, Inc.	36,627	3,377
	Juniper Networks, Inc.	49,386	1,102
	KLA-Tencor Corp.	21,099	1,484
	Lam Research Corp.	20,391	1,618
	Linear Technology Corp.	30,598	1,395
	MasterCard, Inc. - Class A	125,704	10,831
	Microchip Technology, Inc.	25,780	1,163
*	Micron Technology, Inc.	137,702	4,821
	Microsoft Corp.	1,057,387	49,116
	Motorola Solutions, Inc.	27,174	1,823
	NetApp, Inc.	39,984	1,657
	NVIDIA Corp.	66,238	1,328
	Oracle Corp.	414,964	18,661
	Paychex, Inc.	41,889	1,934
	Qualcomm, Inc.	213,277	15,853
*	Red Hat, Inc.	24,094	1,666
*	Salesforce.com, Inc.	75,278	4,465
	SanDisk Corp.	28,305	2,773

The Accompanying Notes are an Integral Part of the Financial Statements.

18	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Seagate Technology PLC	41,978	2,792
	Symantec Corp.	88,532	2,271
	TE Connectivity, Ltd.	52,168	3,300
*	Teradata Corp.	19,627	857
	Texas Instruments, Inc.	135,502	7,245
	Total System Services, Inc.	21,224	721
*	VeriSign, Inc.	13,980	797
	Visa, Inc. - Class A	62,654	16,428
	Western Digital Corp.	28,003	3,100
	Western Union Co.	67,043	1,201
	Xerox Corp.	137,651	1,908
	Xilinx, Inc.	33,924	1,469
*	Yahoo!, Inc.	113,019	5,709

	Total		460,081

	Materials (3.1%)
	Air Products and Chemicals, Inc.	24,673	3,559
	Airgas, Inc.	8,624	993
	Alcoa, Inc.	151,219	2,388
	Allegheny Technologies, Inc.	13,944	485
	Avery Dennison Corp.	11,686	606
	Ball Corp.	17,564	1,197
	CF Industries Holdings, Inc.	6,380	1,739
	The Dow Chemical Co.	142,114	6,482
	E.I. du Pont de Nemours and Co.	116,214	8,593
	Eastman Chemical Co.	19,053	1,445
	Ecolab, Inc.	34,649	3,622
	FMC Corp.	17,095	975
	Freeport-McMoRan, Inc.	133,298	3,114
	International Flavors & Fragrances, Inc.	10,387	1,053
	International Paper Co.	54,341	2,912
	LyondellBasell Industries NV - Class A	53,307	4,232
	Martin Marietta Materials, Inc.	7,939	876
	MeadWestvaco Corp.	21,387	949
	Monsanto Co.	62,097	7,419
	The Mosaic Co.	40,487	1,848
	Newmont Mining Corp.	63,985	1,209

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Nucor Corp.	40,921	2,007
*	Owens-Illinois, Inc.	21,155	571
	PPG Industries, Inc.	17,604	4,069
	Praxair, Inc.	37,377	4,843
	Sealed Air Corp.	27,087	1,149
	The Sherwin-Williams Co.	10,467	2,753
	Sigma-Aldrich Corp.	15,278	2,097
	Vulcan Materials Co.	16,895	1,110

	Total		74,295

	Telecommunication Services (2.3%)
	AT&T, Inc.	665,384	22,350
	CenturyLink, Inc.	73,210	2,898
	Frontier Communications Corp.	128,547	858
*	Level 3 Communications, Inc.	35,770	1,766
	Verizon Communications, Inc.	532,323	24,902
	Windstream Holdings, Inc.	77,323	637

	Total		53,411

	Utilities (3.2%)
	The AES Corp.	84,152	1,159
	AGL Resources, Inc.	15,339	836
	Ameren Corp.	31,125	1,436
	American Electric Power Co., Inc.	62,759	3,811
	CenterPoint Energy, Inc.	55,134	1,292
	CMS Energy Corp.	35,284	1,226
	Consolidated Edison, Inc.	37,572	2,480
	Dominion Resources, Inc.	74,904	5,760
	DTE Energy Co.	22,704	1,961
	Duke Energy Corp.	90,731	7,580
	Edison International	41,795	2,737
	Entergy Corp.	23,152	2,025
	Exelon Corp.	110,252	4,088
	FirstEnergy Corp.	53,979	2,105
	Integrys Energy Group, Inc.	10,258	798
	NextEra Energy, Inc.	55,991	5,951
	NiSource, Inc.	40,498	1,718
	Northeast Utilities	40,639	2,175
	NRG Energy, Inc.	43,373	1,169

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Utilities continued
	Pepco Holdings, Inc.	32,315	870
	PG&E Corp.	60,944	3,245
	Pinnacle West Capital Corp.	14,168	968
	PPL Corp.	85,315	3,099
	Public Service Enterprise Group, Inc.	64,915	2,688
	SCANA Corp.	18,286	1,104
	Sempra Energy	29,650	3,302
	The Southern Co.	115,428	5,669
	TECO Energy, Inc.	30,106	617
	Wisconsin Energy Corp.	28,929	1,526
	Xcel Energy, Inc.	64,869	2,330

	Total		75,725

	Total Common Stocks
	(Cost: $1,244,646)		2,340,473

	Short-Term Investments (0.5%)

	Commercial Paper (0.5%)
(b)	Federal Home Loan Bank, 0.07%, 1/14/15	3,200,000	3,200
	Federal Home Loan Bank, 0.00%, 1/21/15	2,000,000	2,000
	Federal Home Loan Bank, 0.04%, 1/9/15	4,800,000	4,800
	Federal Home Loan Bank, 0.08%, 2/11/15	2,000,000	2,000

	Total		12,000

	Total Short-Term Investments
	(Cost: $12,000)		12,000

	Total Investments (99.2%)
	(Cost: $1,256,646)(a)		2,352,473

	Other Assets, Less
	Liabilities (0.8%)		17,825

	Net Assets (100.0%)		2,370,298

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	19

Index 500 Stock Portfolio

*	Non-Income Producing

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $1,259,756 and the net unrealized appreciation of investments based on that cost was $1,092,717 which is comprised of $1,148,568 aggregate gross unrealized appreciation and $55,851 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2014, $27,333)	271	3/15	$476

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$2,340,473	$-	$-
Short-Term Investments	-	12,000	-
Other Financial Instruments^
Futures	476	-	-
Total	$2,340,949	$12,000	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

20	Index 500 Stock Portfolio

Large Company Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term of capital growth. Income is a secondary objective.	Invest primarily in equity securities of larger companies considered to be undervalued.	$191 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

Market Overview

U.S. stocks posted solid gains for the year despite ending with a volatile fourth quarter. During the second half of the year, oil prices dropped dramatically, hurting energy stocks, but leaving consumers with more discretionary income. Economic growth in the U.S. continued at a moderate pace and inflation remained below the U.S. Federal Reserve’s (the “Fed”) target for raising interest rates. For 2014 overall, large cap value stocks posted returns similar to those of their large cap growth peers, while outpacing mid and small cap value stocks, according to various Russell® Indices.

Portfolio Results

The Portfolio returned 13.03% for the twelve months ended December 31, 2014. By comparison, its benchmark, the Russell 1000® Value Index (the “Index”), returned 13.45%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group for 2014 was 10.79%.

In the Consumer Discretionary sector, security selection and an overweight position relative to the Index contributed to relative results. Against a backdrop of a recovering housing market and an improving economy, Lowe’s Cos, Inc. exceeded consensus earnings estimates and shares advanced on the good news. Solid sales growth and improved merchandising led to better-than-expected operating margins. The Portfolio initiated a position in Whirlpool Corp. during the period, and the stock helped results.

An overweight in the Information Technology sector gave an additional boost to relative returns, and the sector was the source of one of the Portfolio’s top contributors, Electronic Arts, Inc. The gaming software company generated strong top line sales and substantially improved margins. This, along with robust earnings growth, drove an appreciation in the stock price. The portfolio managers believed the company’s outlook remained favorable for continued margin improvement and promising game launches.

In the Industrials sector, security selection added value to relative returns in the machinery industry, although an overweight to the group offset some of the gain.

Selection among Consumer Staples names enhanced results. CVS Health Corp. outperformed its peers with strong execution in both its pharmacy benefit manager and retail segments, despite the headwinds of generic drug inflation for the former and the company’s decision to cease tobacco sales for the latter. Revenue growth exceeded consensus expectations, driving earnings that were also better than expected. The portfolio managers believed the company was well-positioned in an evolving health care landscape.

In the Energy sector, security selection and an overweight position detracted from relative returns. In particular, Halliburton Co. was negatively impacted by the substantial decline in energy prices. Additionally, investors were concerned about the company’s proposed acquisition of Baker Hughes, Inc. Other Portfolio energy holdings, including Oasis Petroleum, Inc., Chevron Corp., and Total SA, were also dragged down by the falling price of crude oil.

An underweight to the Utilities sector also hampered relative results, particularly in the multi-utilities industry. Security selection in the Financials sector weighed on relative performance. The Portfolio was significantly underweight real estate investment trusts (REITs), as the portfolio managers believed the asset class was overvalued in general.

Derivatives did not play a substantial role in the investment process. The Portfolio did not hold any exchange traded fund (ETF) positions, but the Portfolio utilized forward currency contracts to help reduce risk that can result from currency fluctuations in foreign equity investments. The total impact of derivatives to the Portfolio over the year ended December 31, 2014 was positive, contributing 0.18% to return.

Large Company Value Portfolio	21

Large Company Value Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We continue to be bottom-up investment managers, evaluating each company individually and building our Portfolio one stock at a time. As of December 31, 2014, the Portfolio was broadly diversified, with ongoing overweight positions in the Consumer Discretionary and Financials sectors. Our valuation work contributed to our smaller relative weightings in Utilities stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	Since Inception*
Large Company Value Portfolio	13.03%	14.25%	4.35%
Russell 1000® Value Index	13.45%	15.42%	5.17%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	10.79%	13.85%	-

* Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Chevron Corp.	3.9%
JPMorgan Chase & Co.	3.9%
Johnson & Johnson	3.4%
Wells Fargo & Co.	3.4%
CVS Health Corp.	2.5%
United Technologies Corp.	2.5%
Medtronic, Inc.	2.4%
U.S. Bancorp	2.2%
Ingersoll-Rand PLC	2.1%
Applied Materials, Inc.	2.0%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

22	Large Company Value Portfolio

Large Company Value Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (97.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (10.8%)
	Comcast Corp. - Class A	27,670	1,605
	Delphi Automotive PLC	26,330	1,915
	Ford Motor Co.	133,720	2,072
	Lowe’s Cos., Inc.	28,330	1,949
	Macy’s, Inc.	44,850	2,949
	Marriott International, Inc. - Class A	14,160	1,105
	Target Corp.	7,760	589
	Time Warner Cable, Inc.	18,000	2,737
	Time Warner, Inc.	36,990	3,160
	Whirlpool Corp.	13,400	2,596

	Total		20,677

	Consumer Staples (4.5%)
	Altria Group, Inc.	16,550	816
	CVS Health Corp.	49,900	4,806
	The Kroger Co.	17,320	1,112
	Philip Morris International, Inc.	22,730	1,851

	Total		8,585

	Energy (10.3%)
	Baker Hughes, Inc.	20,300	1,138
	Chevron Corp.	66,140	7,420
	Exxon Mobil Corp.	19,600	1,812
	Halliburton Co.	54,670	2,150
	National Oilwell Varco, Inc.	26,120	1,712
*	Oasis Petroleum, Inc.	28,830	477
	Occidental Petroleum Corp.	29,230	2,356
	Total SA, ADR	52,410	2,683

	Total		19,748

	Financials (31.3%)
	The Allstate Corp.	36,080	2,535
	American International Group, Inc.	37,680	2,110
	Ameriprise Financial, Inc.	23,560	3,116
	Bank of America Corp.	83,760	1,498
*	Berkshire Hathaway, Inc. - Class B	11,420	1,715
	BlackRock, Inc.	3,090	1,105
	Brixmor Property Group, Inc.	39,340	977
	Capital One Financial Corp.	44,860	3,703
	Citigroup, Inc.	31,250	1,691
	Fifth Third Bancorp	98,660	2,010
	The Goldman Sachs Group, Inc.	13,500	2,617
	Invesco, Ltd.	77,440	3,060
	JPMorgan Chase & Co.	118,110	7,391
	KeyCorp	139,720	1,942
	MetLife, Inc.	43,080	2,330
	PNC Financial Services Group, Inc.	35,930	3,278
	Principal Financial Group, Inc.	15,220	791
	Prudential Financial, Inc.	37,170	3,362

	Common Stocks (97.4%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	State Street Corp.	21,200	1,664
*	Synchrony Financial	13,530	403
	The Travelers Cos., Inc.	17,410	1,843
	U.S. Bancorp	93,130	4,186
	Wells Fargo & Co.	117,250	6,428

	Total		59,755

	Health Care (13.9%)
	Abbott Laboratories	81,010	3,647
	Aetna, Inc.	18,800	1,670
	Amgen, Inc.	9,440	1,504
	Anthem, Inc.	19,990	2,512
*	Catalent, Inc.	32,300	901
*	Gilead Sciences, Inc.	18,800	1,772
	Johnson & Johnson	61,490	6,430
	Medtronic, Inc.	62,440	4,508
	Merck & Co., Inc.	63,230	3,591

	Total		26,535

	Industrials (12.0%)
	Eaton Corp. PLC	26,840	1,824
	Honeywell International, Inc.	29,800	2,978
	Huntington Ingalls Industries, Inc.	16,010	1,800
	Ingersoll-Rand PLC	63,090	3,999
	Masco Corp.	59,440	1,498
	Raytheon Co.	21,340	2,308
	Stanley Black & Decker, Inc.	19,050	1,830
	Textron, Inc.	22,810	961
*	United Rentals, Inc.	9,720	992
	United Technologies Corp.	40,720	4,683

	Total		22,873

	Information Technology (9.7%)
	Applied Materials, Inc.	152,310	3,795
	Cisco Systems, Inc.	33,900	943
*	Electronic Arts, Inc.	52,570	2,471
	Microchip Technology, Inc.	54,570	2,462
	Microsoft Corp.	54,360	2,525
	Oracle Corp.	78,940	3,550
	Qualcomm, Inc.	10,300	766
	Western Digital Corp.	17,480	1,935

	Total		18,447

	Materials (2.6%)
*	Axalta Coating Systems, Ltd.	3,940	103
	The Dow Chemical Co.	55,320	2,523
	International Paper Co.	20,440	1,095
	LyondellBasell Industries NV - Class A	16,220	1,288

	Total		5,009

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio	23

Large Company Value Portfolio

Common Stocks (97.4%)		Shares/ $ Par	Value $ (000’s)

Utilities (2.3%)
PPL Corp.		53,670	1,950
Westar Energy, Inc.		21,130	871
Xcel Energy, Inc.		44,650	1,604

Total			4,425

Total Common Stocks
(Cost: $156,862)			186,054

Foreign Common Stocks (1.2%)	Country

Energy (1.2%)
Imperial Oil, Ltd.	Canada	50,630	2,181

Total			2,181

Total Foreign Common Stocks
(Cost: $2,464)			2,181

Short-Term Investments (1.3%)

Commercial Paper (1.3%)
Federal Farm Credit Bank, 0.01%, 1/2/15	931,000	931
Federal Home Loan Bank, 0.01%, 1/2/15	1,621,000	1,621

Total		2,552

Total Short-Term Investments
(Cost: $2,552)		2,552

Total Investments (99.9%)
(Cost: $161,878)(a)		190,787

Other Assets, Less
Liabilities (0.1%)		167

Net Assets (100.0%)		190,954

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $162,654 and the net unrealized appreciation of investments based on that cost was $28,133 which is comprised of $32,028 aggregate gross unrealized appreciation and $3,895 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2014.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA	CAD	2,073	1/15	$-	$-	$-	(m)
Sell	HSBC Bank USA	EUR	1,922	1/15	31	-	31

					$31	$-	$31

CAD — Canadian Dollar

EUR — Euro

(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs		Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$186,054	$-		$-
Foreign Common Stocks	2,181	-		-
Short-Term Investments	-	2,552		-
Other Financial Instruments^
Forward Currency Contracts	-	31		-
Total Assets	$188,235	$2,583		$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	-	(m)	-
Total Liabilities	$-	$-	(m)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

24	Large Company Value Portfolio

Domestic Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. issuers that are selling at attractive prices relative to their intrinsic value.	$620 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Delaware Investments Fund Advisers, a series of Delaware Management Business Trust (“Delaware”), to act as sub-adviser for the Portfolio. The Portfolio primarily invests in equity securities of large-capitalization companies that are believed to have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers.

Market Overview

U.S. equities were broadly higher in 2014. The S&P 500® Index advanced 13.7%, marking the third consecutive year of double-digit gains. Meanwhile, non-U.S. stocks generally remained under pressure amid signs of slowing economic growth and, in some cases, economic stagnation.

Late in the year, the U.S. Department of Commerce reported a 5.0% increase in third quarter real gross domestic product, which marked the second consecutive quarter of above trend growth. As in the prior quarter, there were notable improvements in capital expenditures by businesses and spending by consumers.

The U.S. Federal Reserve concluded its bond buying stimulus program, though it reiterated plans to maintain short-term interest rates near zero for some time longer. This commitment helped boost stock prices despite a variety of challenges, including the slumping European economy, growing geopolitical tensions in Russia and the Middle East and a sharp decline in oil prices that weighed heavily on energy stocks.

Portfolio Results

The Portfolio returned 13.87% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 13.45%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group for 2014 was 10.79%.

Investments in the Industrials and Information Technology sectors contributed most to relative returns. Stock selection was strong in the Industrials sector. As a group, the return of the Portfolio’s three Industrials stocks far exceeded the return of the Index’s Industrial constituents. Defense contractor Northrop Grumman Corp. was the strongest performer. The company continued to execute well despite downward pressure on defense spending, and has been buying back shares and increasing dividends.

In Technology, the Portfolio benefited most from an overweight allocation, but stock selection was also a positive contributor. Semiconductor manufacturer Broadcom Corporation (“Broadcom”) was the top performer. Its shares rose sharply after the company announced plans to abandon its unprofitable cellular baseband business. The move boosted Broadcom’s earnings and cash flow.

Energy sector investments caused the largest drag on the Portfolio’s return during the year. As a group, the Portfolio’s five holdings declined more than the Energy sector in the Index. The Portfolio’s modest overweight in the sector also hurt performance. Energy services provider Halliburton Company (“Halliburton”) had the largest decline of any stock in the Portfolio. The company’s businesses are sensitive to the price of oil, a key determinant in the level of oil field activity and, consequently, demand for its products and services. The shares also took a hit after Halliburton announced it would be acquiring rival and next-largest services provider, Baker Hughes, Inc.

Security selection in the Health Care sector was a notable source of weakness. The Portfolio’s six Health Care stocks lagged the Index’s Health Care constituents. In particular, Pfizer, Inc. (“Pfizer”) lagged the group, as various factors weighed on Pfizer’s shares, including a series of revenue declines and a failed effort to acquire U.K.-based competitor AstraZeneca PLC.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Delaware, the Portfolio’s sub-adviser.

Over our three- to five-year investment horizon, we are cautious about the prospects for equities but optimistic about shares of higher quality companies trading below their long-term average valuation multiples. While we think annualized total returns for U.S. equities could be below average, we believe equity returns will be competitive versus other asset classes. Chief among our concerns is the valuation of the U.S. stock market. It appears fully valued across a range of price multiples including those based on earnings, sales, cash flows and book value. While none of these is approaching the extreme levels seen in

Domestic Equity Portfolio	25

Domestic Equity Portfolio (unaudited)

March 2000, price to book, price to ten-year average earnings, and price to sales are all near their 2007 highs. As a result, we expect to retain a defensive bias in the Portfolio, staying focused on higher quality businesses with relatively low price multiples and attractive risk and return profiles.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	13.87%	15.08%	6.61%
Russell 1000® Value Index	13.45%	15.42%	7.30%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	10.79%	13.85%	6.79%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Edison International	3.4%
Quest Diagnostics, Inc.	3.3%
Lowe’s Cos., Inc.	3.3%
Marsh & McLennan Cos., Inc.	3.2%
Kraft Foods Group, Inc.	3.2%
Broadcom Corp. - Class A	3.2%
CVS Caremark Corp.	3.2%
Raytheon Co.	3.2%
E.I. du Pont de Nemours and Co.	3.2%
Pfizer, Inc.	3.2%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

26	Domestic Equity Portfolio

Domestic Equity Portfolio

Schedule of Investments

December 31, 2014

Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (6.2%)
Johnson Controls, Inc.	373,300	18,046
Lowe’s Cos., Inc.	295,600	20,337

Total		38,383

Consumer Staples (12.5%)
Archer-Daniels-Midland Co.	370,700	19,276
CVS Caremark Corp.	206,100	19,849
Kraft Foods Group, Inc.	317,566	19,899
Mondelez International, Inc.	505,900	18,377

Total		77,401

Energy (13.0%)
Chevron Corp.	146,046	16,383
ConocoPhillips	230,700	15,932
Halliburton Co.	385,600	15,166
Marathon Oil Corp.	558,100	15,789
Occidental Petroleum Corp.	213,300	17,194

Total		80,464

Financials (12.3%)
The Allstate Corp.	275,600	19,361
The Bank of New York Mellon Corp.	466,100	18,910
BB&T Corp.	462,200	17,975

Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Marsh & McLennan Cos., Inc.	348,100	19,925

Total		76,171

Health Care (18.2%)
Baxter International, Inc.	249,500	18,286
Cardinal Health, Inc.	242,300	19,561
Johnson & Johnson	171,600	17,944
Merck & Co., Inc.	298,700	16,963
Pfizer, Inc.	629,000	19,594
Quest Diagnostics, Inc.	306,400	20,547

Total		112,895

Industrials (9.4%)
Northrop Grumman Corp.	131,500	19,382
Raytheon Co.	182,300	19,719
Waste Management, Inc.	377,900	19,394

Total		58,495

Information Technology (12.3%)
Broadcom Corp. - Class A	459,200	19,897
Cisco Systems, Inc.	682,200	18,975
Intel Corp.	524,500	19,034
Xerox Corp.	1,338,500	18,552

Total		76,458

Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

Materials (3.2%)
E.I. du Pont de Nemours and Co.	265,600	19,639

Total		19,639

Telecommunication Services (5.4%)
AT&T, Inc.	524,200	17,608
Verizon Communications, Inc.	344,600	16,120

Total		33,728

Utilities (3.4%)
Edison International	317,400	20,783

Total		20,783

Total Common Stocks
(Cost: $433,043)		594,417

Total Investments (95.9%)
(Cost: $433,043)(a)		594,417

Other Assets, Less
Liabilities (4.1%)		25,604

Net Assets (100.0%)		620,021

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $432,823 and the net unrealized appreciation of investments based on that cost was $161,594 which is comprised of $164,512 aggregate gross unrealized appreciation and $2,918 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$594,417	$-	$-
Total	$594,417	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio	27

Equity Income Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in common stocks with a focus on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued.	$782 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued. Under normal market conditions, the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, would be expected to generally exceed the dividend yield of the S&P 500® Index. The Portfolio will typically employ a value approach in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but that have good prospects for capital appreciation and dividend growth.

Market Overview

U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks boosted returns.

The Russell 1000® Value Index posted a double-digit positive return during the period. As measured by the various Russell® Indices, large cap shares reached new highs in December, significantly outpacing small- and mid-caps in 2014. Within the large cap space, value stocks outperformed their growth peers. Within the Russell 1000® Value Index, nearly all sectors posted a positive return. Information Technology led performance, followed by Utilities and Health Care. The only sector to end in negative territory was Energy.

Portfolio Results

The Portfolio returned 7.43% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 13.45%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Equity Income Funds peer group for 2014 was 9.48%.

Overall, stock selection and sector allocation both detracted from relative performance. The Healthcare and Energy sectors hurt relative results, while the Utilities and Materials sectors contributed positively.

The Health Care sector was the most notable detractor, owing to stock choices and a detrimental underweight. In particular, GlaxoSmithKline PLC hurt returns. This U.K.-based pharmaceutical company experienced ongoing difficulty getting its respiratory treatments reimbursed by insurance plans, but the company expected the problem to be resolved going forward.

In the Energy sector, our overweight position and stock selection both proved disadvantageous. Among the underperforming names was Apache Corp. Despite continuing to sell off its weaker non-core assets, Apache Corp. declined sharply amid falling commodity prices. The Portfolio maintained its position as the portfolio managers expected the company to improve performance by focusing on U.S. onshore oil and natural gas production.

On the positive side, the Utilities sector outperformed due to stock selection. A leading name here was Entergy Corp., which surged due to colder weather earlier in the year, as well as stricter Environmental Protection Agency guidelines that reinforced the need for the company’s nuclear power plants.

Stock selection in the Materials sector was another area of relative strength, most notably International Paper Co. The firm benefited from strong operational performance in a highly consolidated market, led by a skilled new chief executive officer. The portfolio managers selectively trimmed the position on strength during the year, but the portfolio managers also saw further upside potential due to the company’s strong balance sheet and management’s ability to raise dividends or buy back shares.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Overall, we remain optimistic about the environment for equities, as valuations still look attractive despite last year’s strong performance. While overall inflation has remained tame, we expect that rising wage costs in the U.S. will squeeze record profit margins. Nevertheless, we think the pace of labor cost increases will be manageable, as companies may also enjoy modest sales gains. We note that fourth-quarter earnings reports should provide greater clarity on the overall impact on profits of the decline in oil prices, as some firms benefit from increased discretionary spending, particularly on the part of lower-income consumers.

28	Equity Income Portfolio

Equity Income Portfolio (unaudited)

We are currently finding opportunities more in specific companies rather than in larger themes, highlighting the importance of fundamental research and effective stock selection. In the current environment, we will trim our holdings to our best ideas. We remain disciplined in our valuation-based approach and stand ready to take advantage of opportunities should valuations become more attractive.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Equity Income Portfolio	7.43%	13.34%	6.72%
Russell 1000® Value Index	13.45%	15.42%	7.30%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	9.48%	13.71%	6.77%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

A portion of the Portfolio’s assets may be invested in lower quality debt securities, which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
JPMorgan Chase & Co.	2.7%
General Electric Co.	2.7%
Wells Fargo & Co.	2.2%
Chevron Corp.	1.9%
U.S. Bancorp	1.8%
Exxon Mobil Corp.	1.8%
Bank of America Corp.	1.8%
Johnson & Johnson	1.6%
Illinois Tool Works, Inc.	1.6%
PNC Financial Services Group, Inc.	1.5%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio	29

Equity Income Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.5%)
	Cablevision Systems Corp. - Class A	194,800	4,021
	Carnival Corp.	170,100	7,711
	Coach, Inc.	51,400	1,931
	Comcast Corp. - Class A	67,000	3,887
	Ford Motor Co.	260,400	4,036
	General Motors Co.	119,733	4,180
	Genuine Parts Co.	51,100	5,446
	Johnson Controls, Inc.	104,500	5,052
	Kohl’s Corp.	144,000	8,790
	Macy’s, Inc.	97,300	6,397
*	Madison Square Garden, Inc. - Class A	13,850	1,042
	Mattel, Inc.	259,500	8,030
	McDonald’s Corp.	20,800	1,949
	The New York Times Co. - Class A	178,700	2,362
*	News Corp. - Class A	153,800	2,413
	Staples, Inc.	374,300	6,782
	Tiffany & Co.	5,900	630
	Time Warner, Inc.	118,300	10,105
	The Walt Disney Co.	43,900	4,135
	Whirlpool Corp.	5,700	1,104

	Total		90,003

	Consumer Staples (4.2%)
	Archer-Daniels-Midland Co.	166,400	8,653
	Avon Products, Inc.	270,500	2,540
	Campbell Soup Co.	89,300	3,929
	The Clorox Co.	60,800	6,336
	ConAgra Foods, Inc.	24,800	900
	Kellogg Co.	19,000	1,243
	McCormick & Co., Inc.	43,100	3,202
	PepsiCo, Inc.	65,600	6,203

	Total		33,006

	Energy (12.2%)
	Anadarko Petroleum Corp.	57,500	4,744
	Apache Corp.	183,900	11,525
	BP PLC, ADR	90,400	3,446
	Chevron Corp.	129,100	14,482
	ConocoPhillips	43,100	2,976
	CONSOL Energy, Inc.	161,000	5,443
	Diamond Offshore Drilling, Inc.	97,400	3,576
	Exxon Mobil Corp.	148,800	13,757
	Hess Corp.	137,900	10,180
	Murphy Oil Corp.	129,000	6,517
	Royal Dutch Shell PLC - Class A, ADR	152,900	10,237
	Schlumberger, Ltd.	61,100	5,218
	Talisman Energy, Inc.	393,100	3,078

	Total		95,179

	Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

	Financials (19.3%)
	American Express Co.	88,000	8,188
	Bank of America Corp.	767,023	13,722
	The Bank of New York Mellon Corp.	5,500	223
	The Chubb Corp.	38,300	3,963
	Digital Realty Trust, Inc.	55,100	3,653
	JPMorgan Chase & Co.	335,788	21,014
	Loews Corp.	123,000	5,168
	Marsh & McLennan Cos., Inc.	200,200	11,459
	MetLife, Inc.	97,100	5,252
	Northern Trust Corp.	116,700	7,866
	Och-Ziff Capital Management Group - Class A	65,500	765
	PNC Financial Services Group, Inc.	131,300	11,978
	Rayonier, Inc.	103,600	2,895
	Regions Financial Corp.	269,000	2,841
	Sun Life Financial, Inc.	86,000	3,101
	SunTrust Banks, Inc.	200,100	8,384
	U.S. Bancorp	321,600	14,456
	Wells Fargo & Co.	317,000	17,378
	Weyerhaeuser Co.	182,935	6,566
	Willis Group Holdings PLC	51,800	2,321

	Total		151,193

	Health Care (6.1%)
	Bristol-Myers Squibb Co.	164,200	9,693
	Johnson & Johnson	121,700	12,726
	Merck & Co., Inc.	175,000	9,938
	Pfizer, Inc.	334,626	10,424
	Quest Diagnostics, Inc.	77,100	5,170

	Total		47,951

	Industrials (13.1%)
	The Boeing Co.	66,400	8,631
	Deere & Co.	66,900	5,919
	Eaton Corp. PLC	59,270	4,028
	Emerson Electric Co.	133,600	8,247
	Flowserve Corp.	6,500	389
	General Electric Co.	828,400	20,934
	Honeywell International, Inc.	91,300	9,123
	Illinois Tool Works, Inc.	131,000	12,406
	Joy Global, Inc.	84,300	3,922
	Masco Corp.	189,700	4,780
	Stanley Black & Decker, Inc.	70,000	6,725
	United Parcel Service, Inc. - Class B	82,300	9,149
*	USG Corp.	104,600	2,928
	Xylem, Inc.	135,500	5,158

	Total		102,339

	Information Technology (11.0%)
	Analog Devices, Inc.	94,100	5,224
	Apple, Inc.	48,900	5,398

The Accompanying Notes are an Integral Part of the Financial Statements.

30	Equity Income Portfolio

Equity Income Portfolio

	Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Applied Materials, Inc.	330,800	8,243
	CA, Inc.	73,800	2,247
	Cisco Systems, Inc.	277,500	7,719
	Computer Sciences Corp.	61,200	3,859
	Corning, Inc.	321,800	7,379
(p)*	Dell Appraisal Rights Action	347,300	4,775
	Harris Corp.	107,200	7,699
	International Business Machines Corp.	39,900	6,402
	Microsoft Corp.	159,400	7,404
	Motorola Solutions, Inc.	19,400	1,301
	Qualcomm, Inc.	112,700	8,377
	Texas Instruments, Inc.	120,800	6,459
	Western Union Co.	179,300	3,211

	Total		85,697

	Materials (5.0%)
	E.I. du Pont de Nemours and Co.	68,300	5,050
	International Paper Co.	194,500	10,421
	MeadWestvaco Corp.	103,200	4,581
	Newmont Mining Corp.	160,200	3,028
	Nucor Corp.	131,600	6,455
	Potash Corp. of Saskatchewan, Inc.	95,800	3,384
	Vulcan Materials Co.	88,600	5,824

	Total		38,743

	Telecommunication Services (2.9%)
	AT&T, Inc.	316,235	10,622
	CenturyLink, Inc.	117,090	4,635
	Verizon Communications, Inc.	160,708	7,518

	Total		22,775

	Utilities (6.4%)
	The AES Corp.	198,300	2,731
	Duke Energy Corp.	122,600	10,242
	Entergy Corp.	102,600	8,975
	Exelon Corp.	179,900	6,671
	FirstEnergy Corp.	139,600	5,443
	NiSource, Inc.	243,300	10,321
	Xcel Energy, Inc.	152,100	5,463

	Total		49,846

	Total Common Stocks
	(Cost: $565,319)		716,732

Foreign Common Stocks (1.3%)	Country

Consumer Discretionary (0.3%)
Pearson PLC	United Kingdom	116,707	2,147

Total			2,147

Health Care (0.4%)
GlaxoSmithKline PLC	United Kingdom	162,092	3,468

Total			3,468

Foreign Common Stocks (1.3%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (0.6%)
Telefonica SA	Spain	229,045	3,276
Vodafone Group PLC	United Kingdom	442,817	1,517

Total			4,793

Total Foreign Common Stocks
(Cost: $12,081)			10,408

Short-Term Investments (7.8%)

Money Market Funds (7.8%)
T. Rowe Price Reserve Investment Fund		60,958,660	60,959

Total			60,959

Total Short-Term Investments
(Cost: $60,959)			60,959

Total Investments (100.8%)
(Cost: $638,359)(a)			788,099

Other Assets, Less
Liabilities (-0.8%)			(6,364)

Net Assets (100.0%)			781,735

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio	31

Equity Income Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $638,374 and the net unrealized appreciation of investments based on that cost was $149,725 which is comprised of $167,724 aggregate gross unrealized appreciation and $17,999 aggregate gross unrealized depreciation.

(p)	Restricted securities (excluding 144A issues) on December 31, 2014.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
(Amounts in thousands)
Assets:
Domestic Common Stocks
Information Technology	$80,922	$-	$4,775
All Others	631,035	-	-
Foreign Common Stocks	-	10,408	-
Short-Term Investments	60,959	-	-
Total	$772,916	$10,408	$4,775

For the period ended December 31, 2014, there were transfers from a Level 1 to a Level 2 in the amount of $10,408 thousand. These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014. These securities did not require the use of fair value procedures on December 31, 2013.

The Accompanying Notes are an Integral Part of the Financial Statements.

32	Equity Income Portfolio

Mid Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of mid cap domestic companies that are expected to experience solid growth in earnings.	$1.1 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”), has engaged William Blair & Company, L.L.C. (“William Blair”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in common stocks of mid cap domestic companies that are expected to experience solid growth in earnings. In choosing investments, the Portfolio evaluates the extent to which a company meets one or more of the following criteria, relative to the valuation of the security: (a) the company should have or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors, (c) the prices of the company’s products or services should be based to some degree upon their value to the customer, rather than their production cost, (d) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or grow through market share gains in its industry and (e) the company should have a strong management team.

Market Overview

The market’s advance in 2014 was fueled by positive domestic economic data, strong corporate earnings, continued accommodative policy from global central banks and increased merger and acquisition activity. The U.S. economy strengthened over the course of the year in marked contrast to many other leading economies. With this backdrop, the U.S. stock market moved steadily higher through much of the year and selloffs were relatively short-lived.

In contrast to the subdued volatility environment that preceded it, volatility spiked higher in the fourth quarter. This was the result of two conflicting views of the economic, and therefore, equity market outlook. On one hand, substantial parts of the global economy, including Europe, Japan and China, appeared to be slowing. Slow growth and collapsing commodity prices led to fears around deflation and the sustainability of economic growth and corporate earnings. On the other hand, the U.S. economy appeared to be quite healthy, as evidenced by robust economic growth in the second and third quarters of 2014 which was supported by a strengthened U.S. consumer. Improvement in the labor and housing markets, as well as the recent drop in energy prices, bolstered consumer confidence. Heightened fourth quarter volatility was reflective of these divergent dynamics.

Portfolio Results

The Portfolio returned 8.49% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Russell® Midcap Growth Index (the “Index”), returned 11.90%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid Cap Growth Funds peer group for 2014 was 6.81%.

The Portfolio’s underperformance was driven by a mix of stock selection and style headwinds. Most notably from a style perspective, some of our typical industry biases, including our underweights to airlines, semiconductors and REITs, worked against us. The Portfolio’s exposure to higher valuation stocks, as a result of our biases to higher quality and higher growth companies, as well as our smaller market cap profile, were more modest headwinds. In terms of stock selection, Information Technology, including positions in Pandora Media, Inc. and NeuStar, Inc., was an area of weakness. Other top detractors included Dick’s Sporting Goods, Inc. (Consumer Discretionary), Lululemon Athletica, Inc. (Consumer Discretionary) and SM Energy Company (Energy).

Our top contributors for the year came from a variety of sectors and included Keurig Green Mountain, Inc. (Consumer Staples), O’Reilly Automotive, Inc. (Consumer Discretionary), IDEXX Laboratories, Inc. (Health Care), Old Dominion Freight Line, Inc. (Industrials) and Akamai Technologies, Inc. (Information Technology).

Portfolio Manager Outlook

The following forward looking comments are the opinion of William Blair, the Portfolio’s sub-adviser.

Moving into 2015, the U.S. economy and stock market have several tailwinds including positive trends in employment and housing data and lower gas prices to boost consumer spending. Robust demand dynamics within the U.S. should provide support for the earnings of U.S. companies. However, there is considerable uncertainty as to how insulated the U.S. will be from the rest of the globe where the outlook is more challenged. China continues to slow, despite monetary easing, and eurozone growth remains sluggish, in part due to the drag caused by the Russian recession. Together with the implications of a strengthening U.S. dollar, these factors pose a threat to U.S. economic growth. Additionally, the timing of monetary policy implementation within the U.S. remains a notable risk. Though U.S. economic data has been solid, low inflation, reinforced by weak commodity prices, has enabled the U.S. Federal Reserve (the “Fed”) to keep interest rate hikes on hold. A weak global outlook, to the extent it challenges U.S. growth, could further slow the pace of tightening. We expect the market to remain highly sensitive to incremental guidance from the Fed.

Mid Cap Growth Stock Portfolio	33

Mid Cap Growth Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	8.49%	12.12%	6.49%
Russell MidCap® Growth Index	11.90%	16.94%	9.43%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	6.81%	15.00%	8.41%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Affiliated Managers Group, Inc.	3.3%
Stericycle, Inc.	3.2%
O’Reilly Automotive, Inc.	3.0%
Vantiv, Inc. - Class A	2.9%
Dollar General Corp.	2.7%
Williams-Sonoma, Inc.	2.7%
Equifax, Inc.	2.6%
Gartner, Inc.	2.5%
SBA Communications Corp. - Class A	2.5%
Mead Johnson Nutrition Co.	2.4%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

34	Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (97.2%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (20.0%)
	BorgWarner, Inc.	407,990	22,419
*	Dollar General Corp.	425,453	30,080
	L Brands, Inc.	162,754	14,086
	Marriott International, Inc. - Class A	275,473	21,495
*	Michael Kors Holdings, Ltd.	147,874	11,105
*	O’Reilly Automotive, Inc.	171,122	32,962
	Polaris Industries, Inc.	156,612	23,686
	Ross Stores, Inc.	219,052	20,648
	Six Flags Entertainment Corp.	332,890	14,364
	Williams-Sonoma, Inc.	386,924	29,282

	Total		220,127

	Consumer Staples (9.5%)
	Church & Dwight Co., Inc.	229,288	18,070
	Keurig Green Mountain, Inc.	141,996	18,799
	Mead Johnson Nutrition Co.	265,115	26,655
*	Monster Beverage Corp.	193,462	20,962
*	Sprouts Farmers Market, Inc.	583,969	19,843

	Total		104,329

	Energy (3.7%)
*	Concho Resources, Inc.	103,384	10,313
*	FMC Technologies, Inc.	209,840	9,829
	Pioneer Natural Resources Co.	59,369	8,837
	Range Resources Corp.	158,864	8,491
*	Whiting Petroleum Corp.	109,526	3,614

	Total		41,084

	Financials (8.2%)
*	Affiliated Managers Group, Inc.	172,171	36,542

	Common Stocks (97.2%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	LPL Financial Holdings, Inc.	429,260	19,123
*	PRA Group, Inc.	272,827	15,805
*	Signature Bank	143,909	18,127

	Total		89,597

	Health Care (15.9%)
*	Align Technology, Inc.	258,973	14,479
*	BioMarin Pharmaceutical, Inc.	272,487	24,633
	Bio-Techne Corp.	119,527	11,044
*	HMS Holdings Corp.	841,691	17,793
*	IDEXX Laboratories, Inc.	95,775	14,201
*	Mallinckrodt PLC	129,998	12,874
*	Medivation, Inc.	129,720	12,921
*	MEDNAX, Inc.	315,662	20,869
*	Mettler-Toledo International, Inc.	37,836	11,444
*	Sirona Dental Systems, Inc.	205,745	17,976
	Zoetis, Inc.	387,854	16,689

	Total		174,923

	Industrials (19.2%)
	AMETEK, Inc.	414,561	21,818
	Equifax, Inc.	359,586	29,080
	Fortune Brands Home & Security, Inc.	401,254	18,165
	Manpowergroup, Inc.	175,037	11,932
*	The Middleby Corp.	129,998	12,883
*	Old Dominion Freight Line, Inc.	331,649	25,749
	Rockwell Collins, Inc.	128,887	10,888
*	Stericycle, Inc.	265,749	34,834
	Towers Watson & Co. - Class A	111,573	12,627
	TransDigm Group, Inc.	55,384	10,875

	Common Stocks (97.2%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	Verisk Analytics, Inc. - Class A	339,909	21,771

	Total		210,622

	Information Technology (17.1%)
*	Akamai Technologies, Inc.	350,769	22,084
*	CoStar Group, Inc.	91,767	16,851
*	Gartner, Inc.	331,158	27,887
*	Genpact, Ltd.	858,876	16,259
*	Guidewire Software, Inc.	402,114	20,359
*	IPG Photonics Corp.	167,972	12,585
*	NeuStar, Inc. - Class A	412,763	11,475
*	Pandora Media, Inc.	547,690	9,765
*	Red Hat, Inc.	271,923	18,801
*	Vantiv, Inc. - Class A	935,619	31,736

	Total		187,802

	Materials (1.1%)
	International Flavors & Fragrances, Inc.	117,543	11,914

	Total		11,914

	Telecommunication Services (2.5%)
*	SBA Communications Corp. - Class A	247,713	27,437

	Total		27,437

	Total Common Stocks
	(Cost: $961,751)		1,067,835

	Total Investments (97.2%)
	(Cost: $961,751)(a)		1,067,835

	Other Assets, Less
	Liabilities (2.8%)		30,320

	Net Assets (100.0%)		1,098,155

*	Non-Income Producing

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $961,333 and the net unrealized appreciation of investments based on that cost was $106,502 which is comprised of $136,904 aggregate gross unrealized appreciation and $30,402 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$1,067,835	$-	$-
Total	$1,067,835	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio	35

Index 400 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$652 million

Portfolio Overview

Mason Street Advisors is the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index (the “Index”), which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, swap agreements to help achieve full replication.

Market Overview

The equity markets posted solid gains during 2014, as markets adjusted to changing monetary policy. Improving economic growth with mild inflation prompted the U.S. Federal Reserve (the “Fed”) to gradually complete its bond purchasing program and maintain its zero interest rate policy during 2014, though Fed policy contributed to uncertainty during the second half of the year. Throughout the year, the Fed decreased its bond purchasing at a measured $10 billion monthly pace. Market volatility preceded the Fed’s last bond purchase in October, as investors became concerned that the Fed’s zero interest rate policy might be the next tightening of monetary stimulus. The Fed reaffirmed its commitment to zero interest rate policy for a considerable period, which reassured investors. Markets rallied on the news, while improving economic growth late in the year also increased investors’ optimism. In that environment, small cap stocks led the market, followed by shares of mid and large sized companies. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 13.69%, 9.77%, and 5.76%, respectively.

Portfolio Results

The Index 400 Stock Portfolio had a total return of 9.42% in the twelve months ended December 31, 2014. That was in line with the 9.77% return of the Index. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The average return for the Portfolio’s peer group, Mid Cap Core Funds, was 9.29%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Mid Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

Within the Portfolio, nine of the ten economic sectors posted positive returns. The Financials sector delivered the largest contribution to the Portfolio’s return, driven by improving balance sheets and solid earnings. The Health Care sector also generated solid performance, as health care companies continued to grow while adapting to the Affordable Care Act. The Consumer Discretionary sector was another large contributor, as the improving job market and declining oil prices late in the reporting period helped consumer spending. The Technology sector generated a solid return while lagging other sectors of the Portfolio due to slow business spending.

At the other end of the spectrum, the energy sector declined due to falling oil and gas prices, as global oil producers increased supply amid modest demand for oil. The Industrials and Materials sectors posted modest returns while lagging the overall Portfolio, as manufacturing and industrial activity remained restrained in international markets, particularly in China.

As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. The portfolio managers try to make these adjustments in a way that minimizes the cost and market impact of trading.

36	Index 400 Stock Portfolio

Index 400 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	9.42%	16.25%	9.48%
S&P MidCap 400® Index	9.77%	16.54%	9.71%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average	9.29%	15.39%	8.48%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments such as futures and, to a lesser extent, swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Skyworks Solutions, Inc.	0.8%
Equinix, Inc.	0.7%
Advance Auto Parts, Inc.	0.7%
SL Green Realty Corp.	0.7%
Henry Schein, Inc.	0.7%
Hanesbrands, Inc.	0.7%
Endo International PLC	0.7%
Realty Income Corp.	0.6%
Signet Jewelers, Ltd.	0.6%
Church & Dwight Co., Inc.	0.6%

Sector Allocation 12/31/14

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio	37

Index 400 Stock Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (13.6%)
	Aaron’s, Inc.	25,224	771
	Abercrombie & Fitch Co. - Class A	27,909	799
	Advance Auto Parts, Inc.	28,545	4,547
*	AMC Networks, Inc. - Class A	23,124	1,475
	American Eagle Outfitters, Inc.	68,453	950
*	Ann, Inc.	17,878	652
*	Apollo Group, Inc. - Class A	37,772	1,288
*	Ascena Retail Group, Inc.	51,506	647
	Big Lots, Inc.	20,903	837
	Brinker International, Inc.	24,855	1,459
	Brunswick Corp.	36,351	1,863
*	Cabela’s, Inc.	18,626	982
	Carter’s, Inc.	20,690	1,806
	The Cheesecake Factory, Inc.	18,001	906
	Chico’s FAS, Inc.	59,808	970
	Cinemark Holdings, Inc.	40,724	1,449
	CST Brands, Inc.	30,371	1,325
*	Deckers Outdoor Corp.	13,545	1,233
	DeVry, Inc.	22,483	1,067
	Dick’s Sporting Goods, Inc.	38,366	1,905
	Domino’s Pizza, Inc.	21,511	2,026
*	DreamWorks Animation SKG, Inc. - Class A	28,328	633
	Foot Locker, Inc.	55,565	3,122
	Gentex Corp.	57,249	2,068
	Graham Holdings Co.	1,722	1,487
	Guess?, Inc.	24,998	527
	Hanesbrands, Inc.	39,064	4,360
	HSN, Inc.	12,698	965
	International Game Technology	96,750	1,669
	International Speedway Corp. - Class A	10,933	346
*	J.C. Penney Co., Inc.	119,217	773
*	Jarden Corp.	69,966	3,350
	John Wiley & Sons, Inc. - Class A	18,348	1,087
*	Kate Spade & Co.	49,709	1,591
	KB Home	35,608	589
	Lamar Advertising Co. - Class A	31,349	1,682
*	Life Time Fitness, Inc.	14,076	797
*	Live Nation Entertainment, Inc.	56,499	1,475
*	LKQ Corp.	118,507	3,332
	M.D.C. Holdings, Inc.	15,272	404
	Meredith Corp.	14,254	774
*	Murphy USA, Inc.	16,810	1,158
	The New York Times Co. - Class A	51,138	676

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	NVR, Inc.	1,522	1,941
*	Office Depot, Inc.	189,573	1,626
*	Panera Bread Co. - Class A	10,019	1,751
	Polaris Industries, Inc.	23,888	3,613
	Rent-A-Center, Inc.	20,688	751
	Service Corp. International	81,203	1,843
	Signet Jewelers, Ltd.	31,355	4,125
	Sotheby’s	24,012	1,037
*	Tempur-Pedic International, Inc.	23,820	1,308
	Thor Industries, Inc.	18,164	1,015
	Time, Inc.	42,637	1,049
*	Toll Brothers, Inc.	63,314	2,170
	Tupperware Brands Corp.	19,698	1,241
	The Wendy’s Co.	107,133	967
	Williams-Sonoma, Inc.	33,492	2,535

	Total		88,794

	Consumer Staples (3.3%)
	Church & Dwight Co., Inc.	52,315	4,123
	Dean Foods Co.	36,691	711
	Energizer Holdings, Inc.	24,284	3,122
	Flowers Foods, Inc.	72,244	1,386
*	The Hain Celestial Group, Inc.	39,466	2,300
	Ingredion, Inc.	28,103	2,384
	Lancaster Colony Corp.	7,592	711
*	Post Holdings, Inc.	17,543	735
*	SUPERVALU, INC.	80,670	782
	Tootsie Roll Industries, Inc.	7,802	239
*	TreeHouse Foods, Inc.	16,553	1,416
*	United Natural Foods, Inc.	19,509	1,509
*	The WhiteWave Foods Co.	68,185	2,386

	Total		21,804

	Energy (4.0%)
*	Atwood Oceanics, Inc.	23,406	664
*	California Resources Corp.	119,407	658
	CARBO Ceramics, Inc.	7,676	307
*	Dresser-Rand Group, Inc.	29,976	2,452
*	Dril-Quip, Inc.	15,437	1,184
	Energen Corp.	28,628	1,825
*	Gulfport Energy Corp.	33,449	1,396
*	Helix Energy Solutions Group, Inc.	38,383	833
	HollyFrontier Corp.	76,546	2,869
	Oceaneering International, Inc.	41,066	2,415
*	Oil States International, Inc.	20,794	1,017

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Patterson-UTI Energy, Inc.	57,257	950
	Peabody Energy Corp.	106,153	822
*	Rosetta Resources, Inc.	24,047	537
	Rowan Cos., PLC - Class A	48,703	1,136
	SM Energy Co.	26,360	1,017
	Superior Energy Services, Inc.	59,509	1,199
	Tidewater, Inc.	19,447	630
*	Unit Corp.	18,030	615
	Western Refining, Inc.	28,538	1,078
	World Fuel Services Corp.	28,182	1,323
*	WPX Energy, Inc.	79,531	925

	Total		25,852

	Financials (22.7%)
	Alexander & Baldwin, Inc.	17,732	696
	Alexandria Real Estate Equities, Inc.	28,160	2,499

*	Alleghany Corp.	6,299	2,920
	American Campus Communities, Inc.	41,108	1,700
	American Financial Group, Inc.	28,865	1,753
	Arthur J. Gallagher & Co.	63,108	2,971
	Aspen Insurance Holdings, Ltd.	24,337	1,065
	Associated Banc-Corp.	59,436	1,107
	Astoria Financial Corp.	34,343	459
	BancorpSouth, Inc.	33,445	753
	Bank of Hawaii Corp.	17,158	1,018
	BioMed Realty Trust, Inc.	77,213	1,663
	Brown & Brown, Inc.	46,102	1,517
	Camden Property Trust	33,787	2,495
	Cathay General Bancorp	28,988	742
	CBOE Holdings, Inc.	33,006	2,093
	City National Corp.	18,752	1,515
	Commerce Bancshares, Inc.	32,384	1,408
	Corporate Office Properties Trust	36,182	1,026
	Corrections Corp. of America	45,550	1,655
	Cullen/Frost Bankers, Inc.	21,454	1,516
	Duke Realty Corp.	133,633	2,699
	East West Bancorp, Inc.	56,139	2,173
	Eaton Vance Corp.	46,248	1,893
	Equity One, Inc.	30,023	761
	Everest Re Group, Ltd.	17,695	3,013
	Extra Space Storage, Inc.	43,218	2,534
	Federal Realty Investment Trust	26,644	3,556
	Federated Investors, Inc. - Class B	37,224	1,226

The Accompanying Notes are an Integral Part of the Financial Statements.

38	Index 400 Stock Portfolio

Index 400 Stock Portfolio

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	First American Financial Corp.	41,948	1,422
	First Horizon National Corp.	91,998	1,249
	First Niagara Financial Group, Inc.	138,414	1,167
	FirstMerit Corp.	64,681	1,222
	Fulton Financial Corp.	72,451	896
	Hancock Holding Co.	31,899	979
	Hanover Insurance Group, Inc.	17,219	1,228
	HCC Insurance Holdings, Inc.	37,855	2,026
	Highwoods Properties, Inc.	35,693	1,581
	Home Properties, Inc.	22,434	1,472
	Hospitality Properties Trust	58,620	1,817
	International Bancshares Corp.	22,658	601
	Janus Capital Group, Inc.	57,461	927
	Jones Lang LaSalle, Inc.	17,528	2,628
	Kemper Corp.	19,566	707
	Kilroy Realty Corp.	32,833	2,268
	LaSalle Hotel Properties	43,670	1,767
	Liberty Property Trust	58,091	2,186
	Mack-Cali Realty Corp.	32,728	624
	Mercury General Corp.	14,205	805
	Mid-America Apartment Communities, Inc.	29,429	2,198
	MSCI, Inc.	43,811	2,078
	National Retail Properties, Inc.	51,577	2,031
	New York Community Bancorp, Inc.	173,104	2,770
	Old Republic International Corp.	94,883	1,388
	OMEGA Healthcare Investors, Inc.	49,832	1,947
	PacWest Bancorp	37,862	1,721
	Potlatch Corp.	15,876	665
	Primerica, Inc.	20,781	1,128
	Prosperity Bancshares, Inc.	23,465	1,299
	Protective Life Corp.	30,840	2,148
	Raymond James Financial, Inc.	49,267	2,823
	Rayonier, Inc.	49,558	1,385
	Realty Income Corp.	87,085	4,155
	Regency Centers Corp.	36,465	2,326
	Reinsurance Group of America, Inc.	26,865	2,354
	RenaissanceRe Holdings, Ltd.	15,067	1,465
	SEI Investments Co.	51,012	2,043
	Senior Housing Properties Trust	79,732	1,763
*	Signature Bank	19,676	2,478
	SL Green Realty Corp.	37,744	4,492
	SLM Corp.	165,485	1,686

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	StanCorp Financial Group, Inc.	16,440	1,149
*	SVB Financial Group	19,885	2,308
	Synovus Financial Corp.	53,408	1,447
	Tanger Factory Outlet Centers, Inc.	37,502	1,386
	Taubman Centers, Inc.	24,763	1,892
	TCF Financial Corp.	65,398	1,039
	Trustmark Corp.	26,373	647
	UDR, Inc.	99,807	3,076
	Umpqua Holdings Corp.	84,965	1,445
	Valley National Bancorp	86,002	835
	W.R. Berkley Corp.	39,704	2,035
	Waddell & Reed Financial, Inc. - Class A	32,699	1,629
	Washington Federal, Inc.	38,395	850
	Washington Prime Group, Inc.	60,679	1,045
	Webster Financial Corp.	35,292	1,148
	Weingarten Realty Investors	43,992	1,536

	Total		147,808

	Health Care (10.1%)
*	Align Technology, Inc.	28,259	1,580
*	Allscripts Healthcare Solutions, Inc.	66,265	846
*	Bio-Rad Laboratories, Inc. - Class A	8,041	969
	Bio-Techne Corp.	14,499	1,340
*	Centene Corp.	22,943	2,383
*	Charles River Laboratories International, Inc.	18,350	1,168
*	Community Health Systems, Inc.	45,474	2,452
	The Cooper Cos., Inc.	18,881	3,060
*	Covance, Inc.	22,128	2,298
*	Cubist Pharmaceuticals, Inc.	29,836	3,003
*	Endo International PLC	60,112	4,335
*	Halyard Health, Inc.	18,199	828
*	Health Net, Inc.	30,471	1,631
*	Henry Schein, Inc.	32,934	4,484
	Hill-Rom Holdings, Inc.	22,494	1,026
*	HMS Holdings Corp.	34,331	726
*	Hologic, Inc.	94,809	2,535
*	IDEXX Laboratories, Inc.	18,647	2,765
*	LifePoint Hospitals, Inc.	17,705	1,273
*	MEDNAX, Inc.	39,269	2,596
*	Mettler-Toledo International, Inc.	11,164	3,377
	Omnicare, Inc.	38,279	2,792
	Owens & Minor, Inc.	24,668	866
	ResMed, Inc.	54,532	3,057
*	Salix Pharmaceuticals, Ltd.	24,920	2,864
*	Sirona Dental Systems, Inc.	21,654	1,892
	STERIS Corp.	23,238	1,507

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	Teleflex, Inc.	16,196	1,860
*	Thoratec Corp.	21,509	698
*	United Therapeutics Corp.	18,579	2,406
*	VCA, Inc.	32,898	1,604
*	WellCare Health Plans, Inc.	17,170	1,409

	Total		65,630

	Industrials (14.8%)
	A.O. Smith Corp.	29,415	1,659
	Acuity Brands, Inc.	16,960	2,376
*	Aecom Technology Corp.	60,154	1,827
	AGCO Corp.	32,732	1,480
	Alaska Air Group, Inc.	51,449	3,075
	Alliant Techsystems, Inc.	12,487	1,452
*	B/E Aerospace, Inc.	41,182	2,389
	Carlisle Cos., Inc.	25,093	2,264
	CLARCOR, Inc.	19,602	1,306
*	Clean Harbors, Inc.	21,334	1,025
	Con-way, Inc.	22,651	1,114
*	Copart, Inc.	44,465	1,623
	The Corporate Executive Board Co.	13,155	954
	Crane Co.	19,376	1,137
	Deluxe Corp.	19,425	1,209
	Donaldson Co., Inc.	49,938	1,929
*	Esterline Technologies Corp.	12,491	1,370
	Exelis, Inc.	73,031	1,280
	Fortune Brands Home & Security, Inc.	61,698	2,793
*	FTI Consulting, Inc.	16,043	620
	GATX Corp.	17,285	995
*	Genesee & Wyoming, Inc. - Class A	20,017	1,800
	Graco, Inc.	23,256	1,865
	Granite Construction, Inc.	14,087	536
	Harsco Corp.	31,602	597
	Herman Miller, Inc.	23,263	685
	HNI Corp.	17,361	886
	Hubbell, Inc. - Class B	21,243	2,269
	Huntington Ingalls Industries, Inc.	18,884	2,124
	IDEX Corp.	31,049	2,417
	ITT Corp.	35,822	1,449
	J.B. Hunt Transport Services, Inc.	36,194	3,049
*	JetBlue Airways Corp.	95,859	1,520
	KBR, Inc.	56,736	962
	Kennametal, Inc.	30,936	1,107
*	Kirby Corp.	22,314	1,802
*	KLX, Inc.	20,591	849
	Landstar System, Inc.	17,495	1,269
	Lennox International, Inc.	17,284	1,643
	Lincoln Electric Holdings, Inc.	30,378	2,099
	Manpowergroup, Inc.	30,949	2,110
	MSA Safety, Inc.	12,299	653
	MSC Industrial Direct Co., Inc. - Class A	19,755	1,605

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	39

Index 400 Stock Portfolio

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Nordson Corp.	22,948	1,789
*	NOW, Inc.	41,870	1,077
*	Old Dominion Freight Line, Inc.	26,620	2,067
	Oshkosh Corp.	31,208	1,518
	R.R. Donnelley & Sons Co.	78,135	1,313
	Regal-Beloit Corp.	17,476	1,314
	Rollins, Inc.	25,041	829
	SPX Corp.	16,062	1,380
	Terex Corp.	42,391	1,182
	The Timken Co.	29,133	1,243
	Towers Watson & Co. - Class A	27,350	3,095
	Trinity Industries, Inc.	60,864	1,705
	Triumph Group, Inc.	19,861	1,335
	Valmont Industries, Inc.	9,623	1,222
	Wabtec Corp.	37,642	3,271
	Waste Connections, Inc.	48,539	2,135
	Watsco, Inc.	10,674	1,142
	Werner Enterprises, Inc.	17,424	543
	Woodward, Inc.	22,828	1,124

	Total		96,457

	Information Technology (17.1%)
*	3D Systems Corp.	40,884	1,344
*	ACI Worldwide, Inc.	44,948	907
*	Acxiom Corp.	30,116	610
*	Advanced Micro Devices, Inc.	245,599	656
	Advent Software, Inc.	17,387	533
*	ANSYS, Inc.	35,942	2,947
*	AOL, Inc.	30,459	1,406
*	ARRIS Group, Inc.	51,522	1,555
*	Arrow Electronics, Inc.	37,897	2,194
*	Atmel Corp.	163,214	1,370
	Avnet, Inc.	53,595	2,306
	Belden, Inc.	16,744	1,320
	Broadridge Financial Solutions, Inc.	46,934	2,167
*	Cadence Design Systems, Inc.	114,473	2,172
	CDK Global, Inc.	62,817	2,560
*	Ciena Corp.	41,674	809
*	Cognex Corp.	34,040	1,407
*	CommVault Systems, Inc.	16,823	870
	Convergys Corp.	39,241	799
*	CoreLogic, Inc.	35,094	1,109
*	Cree, Inc.	46,711	1,505
	Cypress Semiconductor Corp.	58,011	828
	Diebold, Inc.	25,274	875
	DST Systems, Inc.	11,460	1,079
	Equinix, Inc.	21,431	4,859
	FactSet Research Systems, Inc.	15,183	2,137
	Fair Isaac Corp.	12,556	908
*	Fairchild Semiconductor International, Inc.	46,448	784
	FEI Co.	16,249	1,468

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Fortinet, Inc.	54,154	1,660
*	Gartner, Inc.	34,425	2,899
	Global Payments, Inc.	26,451	2,135
*	Informatica Corp.	42,498	1,621
*	Ingram Micro, Inc. - Class A	60,981	1,685
*	Integrated Device Technology, Inc.	58,132	1,139
	InterDigital, Inc.	14,534	769
*	International Rectifier Corp.	27,975	1,116
	Intersil Corp. - Class A	50,649	733
*	IPG Photonics Corp.	13,877	1,040
*	Itron, Inc.	15,275	646
	Jabil Circuit, Inc.	75,630	1,651
	Jack Henry & Associates, Inc.	31,980	1,987
*	JDS Uniphase Corp.	90,670	1,244
*	Keysight Technologies, Inc.	65,504	2,212
*	Knowles Corp.	33,257	783
	Leidos Holdings, Inc.	24,331	1,059
	Lexmark International, Inc. - Class A	24,166	997
	Mentor Graphics Corp.	38,261	839
	National Instruments Corp.	39,417	1,225
*	NCR Corp.	65,855	1,919
*	NeuStar, Inc. - Class A	21,461	597
	Plantronics, Inc.	16,787	890
*	Polycom, Inc.	53,374	721
*	PTC, Inc.	45,362	1,662
*	Rackspace Hosting, Inc.	46,595	2,181
*	RF Micro Devices, Inc.	113,693	1,886
*	Riverbed Technology, Inc.	60,658	1,238
*	Rovi Corp.	37,046	837
	Science Applications International Corp.	15,814	783
*	Semtech Corp.	26,105	720
*	Silicon Laboratories, Inc.	15,414	734
	Skyworks Solutions, Inc.	74,558	5,421
*	Solarwinds, Inc.	25,734	1,282
	Solera Holdings, Inc.	26,681	1,366
*	SunEdison, Inc.	98,548	1,923
*	Synopsys, Inc.	60,938	2,649
*	Tech Data Corp.	14,960	946
	Teradyne, Inc.	84,663	1,675
*	Trimble Navigation, Ltd.	101,288	2,688
*	Tyler Technologies, Inc.	12,918	1,414
*	The Ultimate Software Group, Inc.	11,095	1,629
*	VeriFone Systems, Inc.	44,213	1,645
	Vishay Intertechnology, Inc.	53,051	751
*	WEX, Inc.	15,161	1,500
*	Zebra Technologies Corp. - Class A	19,914	1,542

	Total		111,523

	Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)

	Materials (7.2%)
	Albemarle Corp.	30,600	1,840
	AptarGroup, Inc.	25,313	1,692
	Ashland, Inc.	24,957	2,989
	Bemis Co., Inc.	39,060	1,766
	Cabot Corp.	25,047	1,099
	Carpenter Technology Corp.	20,820	1,025
	Cliffs Natural Resources, Inc.	59,909	428
	Commercial Metals Co.	46,207	753
	Compass Minerals International, Inc.	13,135	1,141
	Cytec Industries, Inc.	28,186	1,301
	Domtar Corp.	25,212	1,014
	Eagle Materials, Inc.	19,656	1,494
	Grief, Inc. - Class A	13,255	626
*	Louisiana-Pacific Corp.	55,614	921
	Minerals Technologies, Inc.	13,494	937
	NewMarket Corp.	4,165	1,681
	Olin Corp.	30,579	696
	Packaging Corp. of America	38,474	3,003
	PolyOne Corp.	35,552	1,348
	Reliance Steel & Aluminum Co.	30,533	1,871
	Rock-Tenn Co. - Class A	54,769	3,340
	Royal Gold, Inc.	25,496	1,599
	RPM International, Inc.	52,198	2,647
	The Scotts Miracle-Gro Co. - Class A	17,364	1,082
	Sensient Technologies Corp.	18,833	1,136
	Silgan Holdings, Inc.	17,054	914
	Sonoco Products Co.	39,599	1,730
	Steel Dynamics, Inc.	94,019	1,856
	TimkenSteel Corp.	14,992	555
	United States Steel Corp.	56,894	1,521
	The Valspar Corp.	29,811	2,578
	Worthington Industries, Inc.	19,817	596

	Total		47,179

	Telecommunication Services (0.1%)
	Telephone and Data Systems, Inc.	38,400	970

	Total		970

	Utilities (4.8%)
	Alliant Energy Corp.	43,383	2,882
	Aqua America, Inc.	69,075	1,844
	Atmos Energy Corp.	39,260	2,188
	Black Hills Corp.	17,463	926
	Cleco Corp.	23,612	1,288
	Great Plains Energy, Inc.	60,169	1,709
	Hawaiian Electric Industries, Inc.	40,109	1,343
	IDACORP, Inc.	19,658	1,301
	MDU Resources Group, Inc.	75,908	1,784

The Accompanying Notes are an Integral Part of the Financial Statements.

40	Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (97.7%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
National Fuel Gas Co.	32,924	2,289
OGE Energy Corp.	77,947	2,766
ONE Gas, Inc.	20,357	839
PNM Resources, Inc.	31,150	923
Questar Corp.	68,537	1,733
UGI Corp.	67,430	2,561
Vectren Corp.	32,278	1,492
Westar Energy, Inc.	51,127	2,108
WGL Holdings, Inc.	19,440	1,062

Total		31,038

Total Common Stocks
(Cost: $429,442)		637,055

	Short-Term Investments (0.3%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (0.3%)
(b)	Federal Home Loan Bank, 0.08%, 2/11/15	2,000,000	2,000

	Total		2,000

	Total Short-Term Investments
	(Cost: $2,000)		2,000

	Total Investments (98.0%)
	(Cost: $431,442)(a)		639,055

	Other Assets, Less
	Liabilities (2.0%)		13,349

	Net Assets (100.0%)		652,404

*	Non-Income Producing

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $431,976 and the net unrealized appreciation of investments based on that cost was $207,079 which is comprised of $228,826 aggregate gross unrealized appreciation and $21,747 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 400 Mini Index Futures (Long) (Total Notional Value at December 31, 2014, $14,794)	105	3/15	$417

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$637,055	$-	$-
Short-Term Investments	-	2,000	-
Other Financial Instruments^
Futures	417	-	-
Total	$637,472	$2,000	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	41

Mid Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are determined to be undervalued.	$428 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued at the time of purchase. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the adviser believes more accurately reflects the fair value of the company.

Market Overview

U.S. stocks posted solid gains for the year despite ending with a volatile fourth quarter. During the second half of the year, oil prices dropped dramatically, hurting energy stocks but leaving consumers with more discretionary income. Economic growth in the U.S. continued at a moderate pace and inflation remained below the U.S. Federal Reserve’s (the “Fed’s”) target for raising interest rates. According to various Russell® Indices, mid cap stocks outperformed small cap stocks but underperformed large cap stocks in 2014. Among mid cap stocks, mid cap value stocks outpaced mid cap growth stocks.

Portfolio Results

The Portfolio returned 16.69% for the twelve months ended December 31, 2014. By comparison, its benchmark, the Russell Midcap® Value Index (the “Index”), returned 14.75%. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid Cap Value Funds peer group for 2014 was 9.53%.

Security selection among Information Technology names contributed to performance relative to the Index. In the Information Technology sector, Applied Materials, Inc. enhanced relative results. The semiconductor equipment maker saw fundamentals improve across the industry in the wake of technology changes in semiconductor and memory manufacturing. The company continued to focus on improving its margins, market share, and research and development productivity. Additionally, the firm was working toward closing an acquisition that was expected to be highly accretive.

In the Industrials sector, security selection enhanced relative performance, although some of the gain was offset by a detrimental overweight position in the sector. Security selection and an underweight position in the machinery segment drove contribution from the sector.

The Energy sector was a contributor to performance relative to the Index. In particular, lack of exposure to Seadrill, Ltd. was helpful as crude oil plunged during the fourth quarter. However, many of the Portfolio’s energy holdings were also negatively impacted by falling oil prices, including Apache Corporation and Imperial Oil, Ltd. Weaker than expected demand from non-U.S. markets, higher than anticipated supply from North American shale formations, and the OPEC’s unwillingness to curtail production in the wake of falling prices all drove weakness in crude oil price.

Overweights in the Health Care and Consumer Staples sectors also contributed to relative performance. Merger and acquisition activity served as a tailwind for several of the Portfolio’s holdings. In the Consumer Staples sector, Hillshire Brands Co. was a top contributor for the Portfolio. Its share price appreciated when it announced it was being acquired by Tyson Foods, Inc. Health Care company CareFusion Corp. appreciated after accepting a buyout offer at a large premium from Becton, Dickinson and Company.

Security selection in the Financials sector was the greatest detractor from relative performance. The Portfolio remained significantly underweight in REITs, as the portfolio managers found valuations unattractive amid continued low interest rates.

In the Materials sector, security selection weighed on relative returns. Global aluminum fabricator Constellium NV detracted as an acquisition increased its debt burden. Additionally, the company announced its intent to increase capacity over the next three years, which could limit its free cash flow generation.

Derivatives did not play a substantial role in the investment process. Exchange traded funds (ETFs) and futures are occasionally used to equitize cash and temporarily gain sector exposure. The Portfolio had one ETF position, and the Portfolio also utilized forward currency contracts to help reduce risk that can result from currency fluctuations in foreign equity investments. The total impact of derivatives to the Portfolio for the twelve months ended December 31, 2014 was positive, contributing 0.75% to return.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

42	Mid Cap Value Portfolio

Mid Cap Value Portfolio (unaudited)

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the Portfolio. As of December 31, 2014, we see opportunity in Industrials, Consumer Staples and Energy, as reflected by the Portfolio’s overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in Financials, Consumer Discretionary and Materials stocks.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio	16.69%	16.13%	7.37%
Russell MidCap® Value Index	14.75%	17.43%	9.43%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average	9.53%	15.22%	8.08%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks. The value of securities acquired in an IPO may rise or fall more rapidly than investments in more established issuers.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Republic Services, Inc.	2.9%
Northern Trust Corp.	2.8%
iShares Russell Midcap Value Index Fund	2.6%
Sysco Corp.	1.6%
Royal Philips Electronics NV	1.6%
LifePoint Hospitals, Inc.	1.5%
The Laclede Group, Inc.	1.5%
Westar Energy, Inc.	1.5%
Imperial Oil, Ltd.	1.5%
Edison International	1.4%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Value Portfolio	43

Mid Cap Value Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (90.6%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (6.2%)
	Autoliv, Inc.	15,635	1,659
*	Bed Bath & Beyond, Inc.	32,425	2,470
	Carnival Corp.	56,656	2,568
	Coach, Inc.	29,953	1,125
	International Game Technology	116,650	2,012
	Lowe’s Cos., Inc.	61,203	4,211
*	Markit, Ltd.	80,953	2,140
	Mattel, Inc.	92,128	2,851
	Ralph Lauren Corp.	12,781	2,366
	Target Corp.	41,519	3,152
*	Toll Brothers, Inc.	62,260	2,134

	Total		26,688

	Consumer Staples (6.9%)
	Campbell Soup Co.	53,318	2,346
	ConAgra Foods, Inc.	152,344	5,527
	General Mills, Inc.	69,141	3,687
	The J.M. Smucker Co.	39,331	3,972
	Kellogg Co.	37,576	2,459
	Kraft Foods Group, Inc.	34,904	2,187
	Mondelez International, Inc.	75,594	2,746
	Sysco Corp.	169,924	6,744

	Total		29,668

	Energy (4.6%)
*	Antero Midstream Partners LP	33,705	927
	Apache Corp.	68,797	4,311
*	Cameron International Corp.	58,911	2,943
	Devon Energy Corp.	63,978	3,916
	Noble Energy, Inc.	38,370	1,820
	Occidental Petroleum Corp.	37,403	3,015
*	Southwestern Energy Co.	33,676	919
	Williams Partners LP	38,460	1,721

	Total		19,572

	Financials (25.7%)
	ACE, Ltd.	31,984	3,674
	Aflac, Inc.	30,647	1,872
	The Allstate Corp.	20,557	1,444
	Annaly Capital Management, Inc.	103,185	1,115
	Arthur J. Gallagher & Co.	28,482	1,341
	Bank of Hawaii Corp.	45,165	2,679
	BB&T Corp.	53,809	2,093
	BOK Financial Corp.	37,406	2,246
	Brown & Brown, Inc.	70,388	2,317
	Capitol Federal Financial, Inc.	59,628	762
	The Chubb Corp.	24,756	2,562
	Comerica, Inc.	50,126	2,348
	Commerce Bancshares, Inc.	121,458	5,282
	Corrections Corp. of America	131,845	4,791
	Cullen/Frost Bankers, Inc.	33,670	2,378

	Common Stocks (90.6%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Empire State Realty Trust, Inc.	120,796	2,124
	Franklin Resources, Inc.	41,140	2,278
	HCC Insurance Holdings, Inc.	78,971	4,227
	LPL Financial Holdings, Inc.	84,692	3,773
	M&T Bank Corp.	42,349	5,320
	MetLife, Inc.	34,069	1,843
	Northern Trust Corp.	179,138	12,074
	People’s United Financial, Inc.	236,750	3,594
	Piedmont Office Realty Trust, Inc. - Class A	247,679	4,666
	PNC Financial Services Group, Inc.	57,714	5,265
	Reinsurance Group of America, Inc.	45,985	4,029
	State Street Corp.	37,080	2,911
	SunTrust Banks, Inc.	63,638	2,666
	T. Rowe Price Group, Inc.	24,877	2,136
	Torchmark Corp.	28,377	1,537
	The Travelers Cos., Inc.	20,577	2,178
	Unum Group	91,727	3,199
	Westamerica Bancorporation	71,631	3,511
	Weyerhaeuser Co.	156,450	5,615

	Total		109,850

	Health Care (10.7%)
	Agilent Technologies, Inc.	35,145	1,439
*	Bio-Rad Laboratories, Inc. - Class A	14,895	1,796
*	Boston Scientific Corp.	165,811	2,197
	Cardinal Health, Inc.	45,132	3,643
*	CareFusion Corp.	84,842	5,035
	Cigna Corp.	22,259	2,291
*	Hospira, Inc.	24,311	1,489
	Humana, Inc.	21,937	3,151
*	LifePoint Hospitals, Inc.	89,237	6,417
	Medtronic, Inc.	47,329	3,417
	Patterson Cos., Inc.	49,445	2,378
	Quest Diagnostics, Inc.	83,723	5,614
	Stryker Corp.	29,954	2,826
*	Waters Corp.	13,938	1,571
	Zimmer Holdings, Inc.	20,693	2,347

	Total		45,611

	Industrials (11.2%)
	The ADT Corp.	141,718	5,134
*	Clean Harbors, Inc.	70,823	3,403
	Emerson Electric Co.	69,122	4,267
	Exelis, Inc.	224,065	3,928
	Heartland Express, Inc.	85,772	2,317
	Oshkosh Corp.	102,975	5,010
	Pentair PLC	24,518	1,628
	Republic Services, Inc.	307,479	12,376
	Textron, Inc.	47,415	1,997
	Tyco Interntional PLC	85,198	3,737
	Waste Management, Inc.	21,163	1,086

The Accompanying Notes are an Integral Part of the Financial Statements.

44	Mid Cap Value Portfolio

Mid Cap Value Portfolio

	Common Stocks (90.6%)		Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Werner Enterprises, Inc.		91,393	2,847

	Total			47,730

	Information Technology (9.8%)
	Applied Materials, Inc.		148,998	3,713
	Broadcom Corp. - Class A		94,023	4,074
	Fidelity National Information Services, Inc.		45,692	2,842
	Harris Corp.		29,914	2,148
*	Keysight Technologies, Inc.		38,366	1,296
	Lam Research Corp.		49,764	3,948
	Maxim Integrated Products, Inc.		89,479	2,852
	Microchip Technology, Inc.		82,449	3,719
	SanDisk Corp.		34,474	3,378
	TE Connectivity, Ltd.		55,959	3,539
	Teradyne, Inc.		241,740	4,784
	Western Digital Corp.		52,067	5,764

	Total			42,057

	Materials (3.4%)
	Bemis Co., Inc.		93,771	4,240
	The Mosaic Co.		73,346	3,348
	Newmont Mining Corp.		96,043	1,815
	Nucor Corp.		61,715	3,027
	Sonoco Products Co.		49,372	2,158

	Total			14,588

	Telecommunication Services (0.8%)
	CenturyLink, Inc.		90,809	3,594

	Total			3,594

	Utilities (11.3%)
	Ameren Corp.		45,588	2,103
	Atmos Energy Corp.		76,756	4,278
	Consolidated Edison, Inc.		31,284	2,065
	Edison International		93,521	6,124
	Great Plains Energy, Inc.		152,307	4,327
	The Laclede Group, Inc.		119,643	6,365
	Northeast Utilities		34,164	1,828
	NorthWestern Corp.		34,966	1,978
	OGE Energy Corp.		27,474	975
	PG&E Corp.		73,305	3,903
	The Southern Co.		42,694	2,097
	Westar Energy, Inc.		154,214	6,360
	Xcel Energy, Inc.		168,719	6,060

	Total			48,463

	Total Common Stocks
	(Cost: $340,195)			387,821

	Foreign Common Stocks (4.2%)	Country

	Consumer Staples (0.3%)
	Danone SA	France	16,469	1,083

	Total			1,083

Foreign Common Stocks (4.2%)	Country	Shares/ $ Par	Value $ (000’s)

Energy (1.5%)
Imperial Oil, Ltd.	Canada	147,546	6,356

Total			6,356

Industrials (1.9%)
BAE Systems PLC	United Kingdom	223,917	1,635
Royal Philips Electronics NV	Netherlands	228,829	6,644

Total			8,279

Telecommunication Services (0.5%)
Rogers Communications, Inc. - Class B	Canada	58,872	2,289

Total			2,289

Total Foreign Common Stocks
(Cost: $18,500)			18,007

Investment Companies (2.7%)

Investment Companies (2.7%)
iShares Russell Midcap Value Index Fund		153,403	11,317

Total			11,317

Total Investment Companies
(Cost: $10,842)			11,317

Short-Term Investments (2.5%)

Commercial Paper (2.5%)
Federal Farm Credit Bank, 0.01%, 1/2/15		3,837,000	3,837
Federal Home Loan Bank, 0.01%, 1/2/15		6,683,000	6,683

Total			10,520

Total Short-Term Investments (Cost: $10,520)			10,520

Total Investments (100.0%) (Cost: $380,057)(a)			427,665

Other Assets, Less Liabilities (0.0%)			188

Net Assets (100.0%)			427,853

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	45

Mid Cap Value Portfolio

*	Non-Income Producing

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $382,176 and the net unrealized appreciation of investments based on that cost was $45,489 which is comprised of $52,294 aggregate gross unrealized appreciation and $6,805 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2014.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank Usa Na	CAD	8,730	1/15	$-	(m)	$-	$-	(m)
Sell	HSBC Bank Usa Na	EUR	5,507	1/15	87		-	87
Sell	HSBC Bank Usa Na	GBP	901	1/15	4		-	4

					$91		$-	$91

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

(m) Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs		Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$387,821	$-		$-
Foreign Common Stocks				-
Consumer Staples	-	1,083		-
Energy	6,356	-		-
Industrials	-	8,279		-
Telecommunication Services	2,289	-		-
Investment Companies	11,317	-		-
Short-Term Investments		10,520		-
Other Financial Instruments^
Forward Currency Contracts	-	91		-
Total Assets	$407,783	$19,973		$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	-	(m)	-
Total Liabilities	$-	$-	(m)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

For the period ended December 31, 2014, there were transfers from a Level 1 to a Level 2 in the amount of $9,362 thousand. These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014. These securities did not require the use of fair value procedures on December 31, 2013.

The Accompanying Notes are an Integral Part of the Financial Statements.

46	Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small capitalization companies.	$530 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company, LLP (“Wellington”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of small capitalization companies. The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations.

Market Overview

U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite negative weather-influenced economic data, the S&P 500® Index rebounded from January’s pullback and finished February at a new peak. By the end of the second quarter the S&P 500® Index was up 224.4% from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. U.S. equities hit several all-time highs toward the end of the period, pulling back slightly on the final trading day of November and into December, led by weakness in the energy sector after OPEC’s decision to leave production unchanged.

Portfolio Results

The Portfolio returned 8.66% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Russell 2000® Growth Index (the “Index”), returned 5.60%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Small Cap Growth Funds peer group for 2014 was 3.41%.

The Portfolio’s outperformance during the period was primarily the result of strong stock selection, particularly in the Health Care, Materials and Industrials sectors. Weak selection within the Information Technology sector, as well as a modest cash position in a rising equity market detracted from relative returns during the period.

Top contributors to relative returns during the period included Agios Pharmaceuticals, Inc. (Healthcare), Core-Mark Holding Co., Inc. (Consumer Discretionary) and Athlon Energy, Inc. (Energy). Shares of Agios Pharmaceuticals, Inc., a biotech company focused on treating previously obtuse cancer mutations with highly specific drugs, rose during the period after company management reported strong enrollment trends and progress in reaching clinical trial and drug approval milestones. Shares of Core-Mark Holding Co., Inc., a provider of fresh and broad-line supply solutions to the convenience retail industry, outperformed during the period after the company signed a distribution agreement with Rite Aid Corp. Athlon Energy, Inc., a company focused on exploration and production within the Permian Basin, saw its shares surge after Encana Corp. announced that it would acquire the company at a significant premium. The portfolio managers eliminated the position on strength shortly after the announcement.

Top detractors from relative returns during the period included Energy XXI, Ltd. (Energy), Chart Industries, Inc. (Industrials) and Rosetta Resources, Inc. (Energy). Energy XXI, Ltd., an oil and gas exploration and production company, detracted from relative performance following the release of disappointing production results. Shares of Chart Industries, Inc., a maker of natural gas storage-related infrastructure equipment, fell during the period after the company reduced its sales and earnings guidance for the year based on a delay in shipments to China. Shares of Rosetta Resources, Inc., an energy exploration and production company, fell during the period. The primary cause of the decline was oil price weakness.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

There are two key issues that have altered our outlook a little since last quarter—the precipitous drop in oil prices and the flattening of the yield curve. Without a supply response it’s hard to predict the near-term floor for oil prices. This worries us in terms of the multiplier effect from a slowdown in business spending in the energy complex, which could affect a broad swath of companies that could be involved in lending, hospitality or industrial goods in affected areas. At a high level, some of this will likely be offset by a boost to consumer demand from cheaper prices at the pump (serves as a tax break), although historically there has been a lagging effect between lower gas prices and a change in consumer behavior. Lower home heating costs due to a decline in heating oil prices should also serve as a tailwind to consumer spending trends. Thus, lower oil prices could be a net positive for the US economy. With respect to the flattening of the yield curve, this is likely to have a negative impact on banks and insurance companies’ investment and interest income, but low rates should be a boost to the consumer. The continued low rate environment should be good for housing and related areas as mortgage rates remain low and the ranks of the employed grow.

Small Cap Growth Stock Portfolio	47

Small Cap Growth Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	8.66%	15.07%	6.79%
Russell 2000® Growth Index	5.60%	16.80%	8.54%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	3.41%	16.20%	8.31%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange traded funds as a cash management strategy. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks due to lack of liquidity, the additional expenses incurred as a stockholder in another investment company, and tracking error.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
iShares Russell 2000 Growth Index Fund	2.5%
DexCom, Inc.	1.4%
Casey’s General Stores, Inc.	1.4%
Tyler Technologies, Inc.	1.4%
Bloomin’ Brands, Inc.	1.3%
HSN, Inc.	1.2%
Graphic Packaging Holding Co.	1.2%
Manhattan Associates, Inc.	1.1%
j2 Global, Inc.	1.1%
Heartland Payment Systems, Inc.	1.1%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

48	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (96.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (15.1%)
	Arctic Cat, Inc.	85,650	3,041
*	Bloomin’ Brands, Inc.	274,590	6,799
	Brinker International, Inc.	64,390	3,779
*	Buffalo Wild Wings, Inc.	24,230	4,371
	Core-Mark Holding Co., Inc.	75,796	4,694
	Dana Holding Corp.	156,713	3,407
*	Del Frisco’s Restaurant Group, Inc.	122,570	2,910
	DSW, Inc. - Class A	112,124	4,182
*	Five Below, Inc.	100,650	4,110
	HSN, Inc.	84,680	6,436
*	Ignite Restaurant Group, Inc.	151,435	1,192
*	Kate Spade & Co.	137,436	4,399
	Marriott Vacations Worldwide Corp.	59,020	4,399
	Oxford Industries, Inc.	43,310	2,391
	Pier 1 Imports, Inc.	290,666	4,476
*	Steven Madden, Ltd.	131,765	4,194
*	Taylor Morrison Home Corp. - Class A	104,100	1,966
*	Tenneco, Inc.	98,740	5,590
*	Vince Holding Corp.	150,416	3,932
*	Wayfair, Inc.	92,605	1,838
*	Zulily, Inc. - Class A	82,925	1,940

	Total		80,046

	Consumer Staples (4.1%)
	Casey’s General Stores, Inc.	82,100	7,415
*	Diplomat Pharmacy, Inc.	41,900	1,147
*	Natural Grocers by Vitamin Cottage, Inc.	141,579	3,989
	PriceSmart, Inc.	38,908	3,549
*	TreeHouse Foods, Inc.	63,895	5,465

	Total		21,565

	Energy (2.3%)
*	Diamondback Energy, Inc.	36,700	2,194
*	Forum Energy Technologies, Inc.	82,619	1,713
*	Jones Energy, Inc. - Class A	118,735	1,355
	PBF Energy, Inc.	68,585	1,827
*	Rosetta Resources, Inc.	71,970	1,606
*	RSP Permian, Inc.	142,740	3,588

	Total		12,283

	Financials (7.9%)
	Altisource Residential Corp.	66,460	1,289
	AMERISAFE, Inc.	96,840	4,102
	CoreSite Realty Corp.	73,500	2,870
	EverBank Financial Corp.	198,280	3,779
	Evercore Partners, Inc.	55,080	2,884
	First Merchants Corp.	161,670	3,678
	Flushing Financial Corp.	82,500	1,672
*	Great Western Bancorp, Inc.	69,600	1,586

	Common Stocks (96.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	HFF, Inc. - Class A	115,500	4,149
*	James River Group Holdings, Ltd.	98,320	2,238
*	MGIC Investment Corp.	291,500	2,717
*	PRA Group, Inc.	26,370	1,528
	Ramco-Gershenson Properties Trust	110,800	2,076
	Sandy Spring Bancorp, Inc.	3,900	102
	Sunstone Hotel Investors, Inc.	246,260	4,066
	Wintrust Financial Corp.	65,200	3,049

	Total		41,785

	Health Care (22.5%)
*	Acorda Therapeutics, Inc.	111,700	4,565
*	Aerie Pharmaceuticals, Inc.	104,330	3,045
*	Agios Pharmaceuticals, Inc.	27,997	3,137
*	Alnylam Pharmaceuticals, Inc.	52,540	5,096
*	Anacor Pharmaceuticals, Inc.	134,646	4,342
	Atrion Corp.	8,954	3,044
*	BioCryst Pharmaceuticals, Inc.	64,300	782
*	Bruker Corp.	184,425	3,618
*	CorVel Corp.	77,500	2,885
*	Cyberonics, Inc.	52,180	2,905
*	DexCom, Inc.	138,265	7,612
*	Five Prime Therapeutics, Inc.	98,065	2,648
*	Globus Medical, Inc. - Class A	218,430	5,192
*	GlycoMimetics, Inc.	101,985	734
	HEALTHSOUTH Corp.	149,520	5,751
*	HeartWare International, Inc.	25,500	1,872
*	Hyperion Therapeutics, Inc.	84,500	2,028
*	ICU Medical, Inc.	51,710	4,235
*	Ironwood Pharmaceuticals, Inc.	25,900	397
*	The Medicines Co.	148,710	4,115
*	NPS Pharmaceuticals, Inc.	117,920	4,218
*	Omnicell, Inc.	109,200	3,617
*	PAREXEL International Corp.	89,000	4,945
*	Portola Pharmaceuticals, Inc.	78,230	2,216
*	Prestige Brands Holdings, Inc.	132,390	4,597
*	PTC Therapeutics, Inc.	56,810	2,941
*	Puma Biotechnology, Inc.	18,015	3,410
*	Team Health Holdings, Inc.	98,510	5,667
*	Tesaro, Inc.	68,400	2,544
	U.S. Physical Therapy, Inc.	105,860	4,442
*	Ultragenyx Pharmaceutical, Inc.	44,630	1,958

	Common Stocks (96.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Vascular Solutions, Inc.	157,404	4,275
*	WellCare Health Plans, Inc.	51,550	4,230
*	XenoPort, Inc.	226,790	1,989

	Total		119,052

	Industrials (15.2%)
	A.O. Smith Corp.	58,120	3,279
	AAON, Inc.	130,483	2,922
	Altra Holdings, Inc.	110,288	3,131
	Applied Industrial Technologies, Inc.	67,970	3,099
	Astronics Corp.	71,400	3,949
	AZZ, Inc.	67,583	3,171
	Celadon Group, Inc.	115,698	2,625
*	Chart Industries, Inc.	65,066	2,225
	Deluxe Corp.	84,040	5,231
*	Esterline Technologies Corp.	35,600	3,905
	Exponent, Inc.	54,888	4,528
*	Generac Holdings, Inc.	103,154	4,823
*	GP Strategies Corp.	109,700	3,722
	Heico Corp.	64,620	3,903
	Lennox International, Inc.	47,500	4,516
	Marten Transport, Ltd.	93,810	2,051
*	Moog, Inc. - Class A	58,750	4,349
*	On Assignment, Inc.	106,515	3,535
*	Swift Transportation Co.	159,493	4,566
*	Teledyne Technologies, Inc.	47,780	4,909
	The Toro Co.	55,739	3,557
*	WageWorks, Inc.	35,200	2,273

	Total		80,269

	Information Technology (24.9%)
*	Aruba Networks, Inc.	158,580	2,883
*	Aspen Technology, Inc.	120,370	4,215
*	Bankrate, Inc.	127,650	1,587
*	CACI International, Inc. - Class A	42,960	3,702
*	Carbonite, Inc.	177,277	2,530
	Cass Information Systems, Inc.	73,290	3,903
	CDW Corp.	110,730	3,894
*	Ciena Corp.	72,260	1,402
*	Cvent, Inc.	52,130	1,451
*	Demandware, Inc.	33,450	1,925
*	Ellie Mae, Inc.	115,250	4,647
*	ePlus, Inc.	60,574	4,585
*	Everyday Health, Inc.	175,738	2,592
*	Exlservice Holdings, Inc.	134,259	3,855
	Fair Isaac Corp.	74,990	5,422
	FEI Co.	61,625	5,568
*	Five9, Inc.	348,389	1,561
*	Fleetmatics Group PLC	149,390	5,302
	Heartland Payment Systems, Inc.	106,910	5,768
	j2 Global, Inc.	93,940	5,824

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio	49

Small Cap Growth Stock Portfolio

	Common Stocks (96.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Manhattan Associates, Inc.	148,940	6,065
*	Marketo, Inc.	87,700	2,869
*	Model N, Inc.	245,150	2,603
*	Nanometrics, Inc.	81,600	1,372
*	NetScout Systems, Inc.	78,210	2,858
*	PTC, Inc.	144,350	5,290
*	Q2 Holdings, Inc.	39,430	743
*	Qualys, Inc.	76,765	2,898
*	Sapient Corp.	200,350	4,985
	Solera Holdings, Inc.	79,380	4,063
*	SunEdison Semiconductor, Ltd.	87,180	1,619
*	SunEdison, Inc.	221,874	4,329
*	SunPower Corp.	101,215	2,614
*	Tyler Technologies, Inc.	66,600	7,289
	Ubiquiti Networks, Inc.	73,990	2,193
*	Ultratech, Inc.	69,960	1,298
*	WebMD Health Corp.	78,285	3,096
*	WEX, Inc.	29,890	2,957

	Total		131,757

	Common Stocks (96.9%)	Shares/ $ Par	Value $ (000’s)

	Materials (4.9%)
	Cabot Corp.	61,995	2,719
*	Graphic Packaging Holding Co.	452,500	6,163
*	Headwaters, Inc.	299,345	4,487
*	Omnova Solutions, Inc.	325,820	2,652
	Orion Engineered Carbons SA	68,600	1,166
	PolyOne Corp.	139,590	5,292
	Silgan Holdings, Inc.	68,600	3,677

	Total		26,156

	Total Common Stocks
	(Cost: $422,689)		512,913

Investment Companies (2.5%)	Shares/ $ Par	Value $ (000’s)

Investment Companies (2.5%)
iShares Russell 2000 Growth Index Fund	93,600	13,327

Total		13,327

Total Investment Companies
(Cost: $12,415)		13,327

Total Investments (99.4%)
(Cost: $435,104)(a)		526,240

Other Assets, Less
Liabilities (0.6%)		3,308

Net Assets (100.0%)		529,548

*	Non-Income Producing

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $435,315 and the net unrealized appreciation of investments based on that cost was $90,925 which is comprised of $112,457 aggregate gross unrealized appreciation and $21,532 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$512,913	$-	$-
Investment Companies	13,327	-	-
Total	$526,240	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

50	Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$101 million

Portfolio Overview

Mason Street Advisors is the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”). The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in exchange traded funds, swap agreements and, to a lesser extent, futures contracts for cash management purposes and to help achieve full replication.

Market Overview

The equity markets posted solid gains during 2014, as markets adjusted to changing monetary policy. Improving economic growth with mild inflation prompted the U.S. Federal Reserve (the “Fed”) to gradually complete its bond purchasing program and maintain its zero interest rate policy during 2014, though Fed policy contributed to uncertainty during the second half of the year. Throughout the year, the Fed decreased its bond purchasing at a measured $10 billion monthly pace. Market volatility preceded the Fed’s last bond purchase in October, as investors became concerned that the Fed’s zero interest rate policy might be the next tightening of monetary stimulus. The Fed reaffirmed its commitment to zero interest rate policy for a considerable period, which reassured investors. Markets rallied on the news, while improving economic growth late in the year also increased investors’ optimism. In that environment, small cap stocks led the market, followed by shares of mid and large sized companies. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 13.69%, 9.77%, and 5.76%, respectively.

Portfolio Results

The Portfolio posted a total return of 5.34% in the twelve months ended December 31, 2014. That was in line with the 5.76% return of the S&P SmallCap 600® Index (“Index”). (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and the costs associated with the use of exchange traded funds and other derivative instruments used to achieve full replication. The Portfolio outperformed the 4.39% average return of its peer group, Small Cap Core Funds, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Within the Portfolio, nine of the ten economic sectors posted positive returns. The Technology sector generated the largest contribution to the Portfolio’s return, as solid consumer spending on technology offset relatively slow business spending. The Financials sector also delivered a solid contribution to the Portfolio’s return, driven by improving balance sheets and solid earnings. The Health Care sector generated solid performance, as health care companies continued to grow while adapting to the Affordable Care Act. Lower gas prices and declining interest rates buoyed the Utilities sector as well.

At the other end of the spectrum, the Energy sector sharply declined due to falling oil and gas prices, as global oil producers increased supply amid modest demand for oil. The Industrials and Materials sectors posted modest returns while lagging the overall Portfolio due to modest manufacturing and industrial activity.

As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. The portfolio managers try to make these adjustments in a way that minimizes the cost and market impact of trading.

Index 600 Stock Portfolio	51

Index 600 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	Since Inception*
Index 600 Stock Portfolio	5.34%	16.86%	7.68%
S&P SmallCap 600® Index	5.76%	17.27%	8.07%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	4.39%	15.15%	–
* Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds and derivative instruments such as swap agreements and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
iShares S&P SmallCap 600 Index Fund	2.2%
TriQuint Semiconductor, Inc.	0.7%
West Pharmaceutical Services, Inc.	0.6%
Teledyne Technologies, Inc.	0.6%
MAXIMUS, Inc.	0.5%
The Toro Co.	0.5%
Casey’s General Stores, Inc.	0.5%
Buffalo Wild Wings, Inc.	0.5%
Curtiss-Wright Corp.	0.5%
Stifel Financial Corp.	0.5%

Sector Allocation 12/31/14

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

52	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.9%)
*	Aeropostale, Inc.	10,179	24
*	American Public Education, Inc.	2,221	82
	Arctic Cat, Inc.	1,664	59
*	Barnes & Noble, Inc.	5,503	128
	Big 5 Sporting Goods Corp.	2,339	34
*	Biglari Holdings, Inc.	221	88
*	BJ’s Restaurants, Inc.	2,785	140
*	Blue Nile, Inc.	1,524	55
	Bob Evans Farms, Inc.	3,036	155
*	Boyd Gaming Corp.	10,043	128
	Brown Shoe Co., Inc.	5,630	181
	The Buckle, Inc.	3,609	190
*	Buffalo Wild Wings, Inc.	2,435	439
	Callaway Golf Co.	9,979	77
	Capella Education Co.	1,400	108
*	Career Education Corp.	7,703	54
	The Cato Corp. - Class A	3,303	139
	The Children’s Place Retail Stores, Inc.	2,727	155
*	Christopher & Banks Corp.	4,751	27
	Cracker Barrel Old Country Store, Inc.	3,076	433
*	Crocs, Inc.	10,613	133
	DineEquity, Inc.	2,121	220
*	Dorman Products, Inc.	3,946	190
*	Drew Industries, Inc.	3,042	155
*	The E.W. Scripps Co. - Class A	3,861	86
	Ethan Allen Interiors, Inc.	3,349	104
	The Finish Line, Inc. - Class A	6,152	150
*	Francesca’s Holdings Corp.	5,441	91
	Fred’s, Inc. - Class A	4,460	78
*	FTD Companies, Inc.	2,443	85
*	Genesco, Inc.	3,100	238
*	G-III Apparel Group, Ltd.	2,457	248
	Group 1 Automotive, Inc.	2,751	247
	Harte-Hanks, Inc.	5,509	43
	Haverty Furniture Cos., Inc.	2,656	58
*	Helen of Troy, Ltd.	3,435	224
*	Hibbett Sports, Inc.	3,216	156
*	Iconix Brand Group, Inc.	6,172	209
	Interval Leisure Group, Inc.	5,068	106
*	iRobot Corp.	3,803	132
	Jack in the Box, Inc.	4,970	397
*	Kirkland’s, Inc.	1,913	45
	La-Z-Boy, Inc.	6,660	179
	Lithia Motors, Inc. - Class A	2,938	255
*	Lumber Liquidators Holdings, Inc.	3,481	231
*	M/I Homes, Inc.	3,148	72
	The Marcus Corp.	2,361	44
*	MarineMax, Inc.	3,197	64

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Marriott Vacations Worldwide Corp.	3,650	272
	The Men’s Wearhouse, Inc.	5,873	259
*	Meritage Homes Corp.	4,782	172
*	Monarch Casino & Resort, Inc.	1,297	22
	Monro Muffler Brake, Inc.	4,062	235
	Movado Group, Inc.	2,332	66
	Nutrisystem, Inc.	3,702	72
*	Outerwall, Inc.	2,433	183
	Oxford Industries, Inc.	1,864	103
	Papa John’s International, Inc.	3,823	213
*	The Pep Boys - Manny, Moe & Jack	6,883	68
*	Perry Ellis International, Inc.	1,547	40
	PetMed Express, Inc.	2,607	37
*	Pinnacle Entertainment, Inc.	7,716	172
	Pool Corp.	5,586	354
*	Quiksilver, Inc.	15,851	35
*	Red Robin Gourmet Burgers, Inc.	1,803	139
*	Regis Corp.	5,757	97
*	Ruby Tuesday, Inc.	7,966	55
	Ruth’s Hospitality Group, Inc.	4,548	68
	The Ryland Group, Inc.	5,932	229
	Scholastic Corp.	3,452	126
*	Scientific Games Corp. - Class A	6,329	81
*	Select Comfort Corp.	6,855	185
*	Sizmek, Inc.	2,855	18
*	Skechers U.S.A., Inc. - Class A	5,275	291
	Sonic Automotive, Inc. - Class A	4,279	116
	Sonic Corp.	6,480	176
	Stage Stores, Inc.	4,090	85
	Standard Motor Products, Inc.	2,680	102
*	Standard Pacific Corp.	19,456	142
	Stein Mart, Inc.	3,642	53
*	Steven Madden, Ltd.	7,271	231
*	Strayer Education, Inc.	1,403	104
	Sturm, Ruger & Co., Inc.	2,496	86
	Superior Industries International, Inc.	2,980	59
	Texas Roadhouse, Inc.	8,039	271
*	Tuesday Morning Corp.	5,627	122
*	Unify, Inc.	1,681	50
*	Universal Electronics, Inc.	2,032	132
	Universal Technical Institute, Inc.	2,779	27
*	Vitamin Shoppe, Inc.	3,972	193
*	VOXX International Corp.	2,578	23

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Winnebago Industries, Inc.	3,468	75
	Wolverine World Wide, Inc.	13,066	385
*	Zumiez, Inc.	2,782	107

	Total		13,067

	Consumer Staples (3.1%)
*	Alliance One International, Inc.	10,577	17
	The Andersons, Inc.	3,458	184
	B&G Foods, Inc.	6,904	206
*	The Boston Beer Co., Inc. - Class A	1,143	331
	Calavo Growers, Inc.	1,980	94
	Cal-Maine Foods, Inc.	3,859	150
	Casey’s General Stores, Inc.	4,969	449
*	Central Garden & Pet Co. - Class A	5,515	53
*	Darling Ingredients, Inc.	21,186	385
*	Diamond Foods, Inc.	3,395	96
	Inter Parfums, Inc.	2,189	60
	J & J Snack Foods Corp.	1,921	209
*	Medifast, Inc.	1,443	48
	Sanderson Farms, Inc.	2,641	222
*	Seneca Foods Corp. - Class A	911	25
	Snyder’s-Lance, Inc.	6,690	204
	SpartanNash Co.	4,824	126
	Universal Corp.	2,982	131
	WD-40 Co.	1,769	150

	Total		3,140

	Energy (2.9%)
*	Approach Resources, Inc.	4,681	30
	Arch Coal, Inc.	27,308	49
*	Basic Energy Services, Inc.	4,500	32
*	Bill Barrett Corp.	6,387	73
*	Bonanza Creek Energy, Inc.	3,765	90
	Bristow Group, Inc.	4,523	298
*	C&J Energy Services, Inc.	5,908	78
*	Carrizo Oil & Gas, Inc.	5,456	227
*	Cloud Peak Energy, Inc.	7,848	72
	Comstock Resources, Inc.	5,726	39
*	Contango Oil & Gas Co.	2,044	60
*	ERA Group, Inc.	2,490	53
	Exterran Holdings, Inc.	8,781	286
*	Geospace Technologies Corp.	1,691	45
	Green Plains, Inc.	4,403	109
	Gulf Island Fabrication, Inc.	1,718	33
	GulfMark Offshore, Inc. - Class A	3,388	83
*	Hornbeck Offshore Services, Inc.	4,160	104
*	ION Geophysical Corp.	16,477	45
*	Matrix Service Co.	3,413	76

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	53

Index 600 Stock Portfolio

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
*	Newpark Resources, Inc.	10,805	103
*	Northern Oil and Gas, Inc.	7,373	42
	Paragon Offshore PLC	10,903	30
*	PDC Energy, Inc.	4,615	190
*	Penn Virginia Corp.	9,206	61
*	PetroQuest Energy, Inc.	7,559	28
*	Pioneer Energy Services Corp.	8,208	45
*	Rex Energy Corp.	6,265	32
*	SEACOR Holdings, Inc.	2,270	168
*	Stone Energy Corp.	7,227	122
*	Swift Energy Co.	5,642	23
*	Synergy Resources Corp.	8,875	111
	Tesco Corp.	4,641	60
*	TETRA Technologies, Inc.	10,240	68

	Total		2,965

	Financials (20.9%)
	Acadia Realty Trust	8,696	279
	Agree Realty Corp.	2,214	69
	American Assets Trust, Inc.	4,769	190
	American Equity Investment Life Holding Co.	9,725	284
	AMERISAFE, Inc.	2,421	103
	Associated Estates Realty Corp.	7,416	172
	Aviv REIT, Inc.	3,161	109
	Bank Mutual Corp.	5,571	38
	Bank of the Ozarks, Inc.	8,305	315
	Banner Corp.	2,518	108
	BBCN Bancorp, Inc.	10,227	147
*	BofI Holding, Inc.	1,677	130
	Boston Private Financial Holdings, Inc.	10,649	143
	Brookline Bancorp, Inc.	8,974	90
	Calamos Asset Management, Inc.	2,192	29
	Capstead Mortgage Corp.	12,325	151
	Cardinal Financial Corp.	4,120	82
	CareTrust REIT, Inc.	3,596	44
	Cash America International, Inc.	3,716	84
	Cedar Realty Trust, Inc.	8,865	65
	Central Pacific Financial Corp.	3,242	70
	Chesapeake Lodging Trust	7,060	263
	City Holding Co.	1,958	91
	Columbia Banking System, Inc.	6,867	190
	Community Bank System, Inc.	5,223	199
	CoreSite Realty Corp.	2,793	109
	Cousins Properties, Inc.	26,460	302
	CVB Financial Corp.	12,389	198
	DiamondRock Hospitality Co.	25,175	374
	Dime Community Bancshares	3,888	63
	EastGroup Properties, Inc.	4,108	260

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Education Realty Trust, Inc.	6,110	224
*	eHealth, Inc.	2,292	57
	Employers Holdings, Inc.	4,051	95
*	Encore Capital Group, Inc.	3,077	137
*	Enova International, Inc.	3,400	76
	EPR Properties	7,352	424
	Evercore Partners, Inc.	4,632	243
*	EZCORP, Inc. - Class A	6,273	74
	F.N.B. Corp.	22,319	297
	Financial Engines, Inc.	6,684	244
*	First BanCorp/Puerto Rico	13,427	79
*	First Cash Financial Services, Inc.	3,642	203
	First Commonwealth Financial Corp.	11,800	109
	First Financial Bancorp.	7,895	147
	First Financial Bankshares, Inc.	8,242	246
	First Midwest Bancorp, Inc.	9,686	166
*	Forestar Group, Inc.	4,491	69
	Franklin Street Properties Corp.	11,471	141
	FXCM, Inc. - Class A	5,460	90
	The GEO Group, Inc.	9,539	385
	Getty Realty Corp.	3,353	61
	Glacier Bancorp, Inc.	9,651	268
	Government Properties Income Trust	9,049	208
*	Green Dot Corp. - Class A	4,658	95
	Greenhill & Co., Inc.	3,403	148
	Hanmi Financial Corp.	4,103	89
	HCI Group, Inc.	1,173	51
	Healthcare Realty Trust, Inc.	12,630	345
	HFF, Inc. - Class A	4,217	151
	Home BancShares, Inc.	7,558	243
	Horace Mann Educators Corp.	5,392	179
	Independent Bank Corp.	3,082	132
	Infinity Property & Casualty Corp.	1,479	114
	Inland Real Estate Corp.	11,334	124
	Interactive Brokers Group, Inc. - Class A	7,521	219
*	Investment Technology Group, Inc.	4,475	93
	Kite Realty Group Trust	10,738	309
	Lexington Realty Trust	26,887	295
	LTC Properties, Inc.	4,483	194
	MarketAxess Holdings, Inc.	4,808	345
	MB Financial, Inc.	8,272	272
	Meadowbrook Insurance Group, Inc.	5,993	51
	Medical Properties Trust, Inc.	22,185	306
	Montpelier Re Holdings, Ltd.	4,741	170
	National Penn Bancshares, Inc.	15,923	168
*	The Navigators Group, Inc.	1,396	102
	NBT Bancorp, Inc.	5,625	148

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Northwest Bancshares, Inc.	12,214	153
	OFG Bancorp	5,748	96
	Old National Bancorp	13,760	205
	Oritani Financial Corp.	4,901	75
	Parkway Properties, Inc.	10,831	199
	Pennsylvania Real Estate Investment Trust	8,850	208
	Pinnacle Financial Partners, Inc.	4,266	169
*	Piper Jaffray Cos., Inc.	2,095	122
	Post Properties, Inc.	7,006	412
*	PRA Group, Inc.	6,442	373
	PrivateBancorp, Inc.	9,046	302
	ProAssurance Corp.	7,356	332
	Provident Financial Services, Inc.	6,928	125
	PS Business Parks, Inc.	2,493	198
	Retail Opportunity Investments Corp.	11,960	201
	RLI Corp.	4,760	235
	S&T Bancorp, Inc.	3,833	114
	Sabra Health Care REIT, Inc.	7,015	213
	Safety Insurance Group, Inc.	1,622	104
	Saul Centers, Inc.	1,452	83
	Selective Insurance Group, Inc.	7,259	197
	Simmons First National Corp. - Class A	2,040	83
	Sovran Self Storage, Inc.	4,343	379
	Sterling Bancorp	10,793	155
	Stewart Information Services Corp.	2,853	106
*	Stifel Financial Corp.	8,492	433
	Susquehanna Bancshares, Inc.	23,319	313
*	Texas Capital Bancshares, Inc.	5,880	319
	Tompkins Financial Corp.	1,519	84
	TrustCo Bank Corp. NY	12,207	89
	UMB Financial Corp.	4,857	276
	United Bankshares, Inc.	8,190	307
	United Community Banks, Inc.	5,813	110
	United Fire Group, Inc.	2,707	80
	Universal Health Realty Income Trust	1,663	80
	Universal Insurance Holdings, Inc.	3,746	77
	Urstadt Biddle Properties, Inc. - Class A	3,542	78
	ViewPoint Financial Group	4,683	112
	Virtus Investment Partners, Inc.	909	155
	Westamerica Bancorporation	3,330	163
	Wilshire Bancorp, Inc.	9,066	92
	Wintrust Financial Corp.	6,010	281
*	World Acceptance Corp.	1,156	92

	Total		21,117

The Accompanying Notes are an Integral Part of the Financial Statements.

54	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Health Care (10.1%)
	Abaxis, Inc.	2,725	155
*	ABIOMED, Inc.	4,735	180
*	Acorda Therapeutics, Inc.	5,396	221
*	Affymetrix, Inc.	9,466	93
*	Air Methods Corp.	4,590	202
*	Akorn, Inc.	9,572	347
*	Albany Molecular Research, Inc.	3,062	50
*	Almost Family, Inc.	1,012	29
*	Amedisys, Inc.	4,294	126
*	AMN Healthcare Services, Inc.	5,999	118
*	AmSurg Corp.	6,191	339
	Analogic Corp.	1,592	135
*	AngioDynamics, Inc.	3,289	63
*	Anika Therapeutics, Inc.	1,866	76
*	Bio-Reference Laboratories, Inc.	3,175	102
*	Cambrex Corp.	3,987	86
	Cantel Medical Corp.	4,541	196
	Chemed Corp.	2,188	231
	Computer Programs and Systems, Inc.	1,341	81
	CONMED Corp.	3,541	159
*	CorVel Corp.	1,142	42
*	Cross Country Healthcare, Inc.	3,780	47
	CryoLife, Inc.	3,235	37
*	Cyberonics, Inc.	3,385	188
*	Cynosure, Inc. - Class A	2,785	76
*	DepoMed, Inc.	7,557	122
*	Emergent Biosolutions, Inc.	3,768	103
	Ensign Group, Inc.	2,603	116
*	ExamWorks Group, Inc.	4,186	174
*	Gentiva Health Services, Inc.	4,042	77
*	Greatbatch, Inc.	3,215	158
*	Haemonetics Corp.	6,604	247
*	Hanger, Inc.	4,540	99
*	HealthStream, Inc.	2,737	81
*	Healthways, Inc.	4,553	91
*	ICU Medical, Inc.	1,739	142
*	Impax Laboratories, Inc.	8,524	270
*	Integra LifeSciences Holdings	3,248	176
	Invacare Corp.	3,759	63
*	IPC The Hospitalist Co.	2,216	102
	Kindred Healthcare, Inc.	8,955	163
	Landauer, Inc.	1,229	42
*	Lannett Co., Inc.	3,404	146
*	LHC Group, Inc.	1,580	49
*	Ligand Pharmaceuticals, Inc. - Class B	2,344	125
*	Luminex Corp.	4,904	92
*	Magellan Health, Inc.	3,556	213
*	Masimo Corp.	6,136	162
*	MedAssets, Inc.	7,745	153
*	The Medicines Co.	8,416	233
*	Medidata Solutions, Inc.	6,979	333

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	Meridian Bioscience, Inc.	5,357	88
*	Merit Medical Systems, Inc.	5,584	97
*	Molina Healthcare, Inc.	4,047	217
*	Momenta Pharmaceuticals, Inc.	6,006	72
*	MWI Veterinary Supply, Inc.	1,661	282
*	Natus Medical, Inc.	4,187	151
*	Neogen Corp.	4,750	236
*	NuVasive, Inc.	6,052	285
*	Omnicell, Inc.	4,580	152
*	PAREXEL International Corp.	7,077	393
*	PharMerica Corp.	3,874	80
*	Prestige Brands Holdings, Inc.	6,712	233
*	The Providence Service Corp.	1,530	56
	Quality Systems, Inc.	5,660	88
*	Repligen Corp.	3,957	78
*	Sagent Pharmaceuticals, Inc.	2,915	73
*	Spectrum Pharmaceuticals, Inc.	7,441	52
*	SurModics, Inc.	1,654	37
	West Pharmaceutical Services, Inc.	9,143	487

	Total		10,268

	Industrials (14.6%)
	AAON, Inc.	5,396	121
	AAR Corp.	4,875	135
	ABM Industries, Inc.	6,670	191
	Aceto Corp.	3,515	76
	Actuant Corp. - Class A	8,358	228
*	Aegion Corp.	4,809	90
*	Aerovironment, Inc.	2,580	70
	Albany International Corp. - Class A	3,693	140
	Allegiant Travel Co.	1,754	264
	American Science and Engineering, Inc.	1,012	53
*	American Woodmark Corp.	1,609	65
	Apogee Enterprises, Inc.	3,726	158
	Applied Industrial Technologies, Inc.	5,311	242
	ArcBest Corp.	3,115	144
	Astec Industries, Inc.	2,419	95
*	Atlas Air Worldwide Holdings, Inc.	3,191	157
	AZZ, Inc.	3,302	155
	Barnes Group, Inc.	6,304	233
	Brady Corp. - Class A	6,133	168
	Briggs & Stratton Corp.	5,836	119
	The Brink’s Co.	6,249	153
	CDI Corp.	1,867	33
	Celadon Group, Inc.	2,829	64
	CIRCOR International, Inc.	2,274	137
	Comfort Systems USA, Inc.	4,793	82
	Cubic Corp.	2,799	147
	Curtiss-Wright Corp.	6,178	436

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	DXP Enterprises, Inc.	1,656	84
*	Dycom Industries, Inc.	4,381	154
	EMCOR Group, Inc.	8,329	371
	Encore Wire Corp.	2,399	90
	EnerSys	5,835	360
*	Engility Holdings, Inc.	2,263	97
*	EnPro Industries, Inc.	3,086	194
	ESCO Technologies, Inc.	3,385	125
	Exponent, Inc.	1,655	137
	Federal Signal Corp.	8,052	124
	Forward Air Corp.	3,917	197
	Franklin Electric Co., Inc.	5,076	191
	G & K Services, Inc. - Class A	2,564	182
*	GenCorp, Inc.	7,573	139
	General Cable Corp.	6,261	93
*	Gibraltar Industries, Inc.	3,725	61
	Griffon Corp.	5,419	72
	Healthcare Services Group, Inc.	9,091	281
	Heartland Express, Inc.	7,114	192
	Heidrick & Struggles International, Inc.	2,112	49
	Hillenbrand, Inc.	8,074	279
*	Hub Group, Inc. - Class A	4,476	170
	Insperity, Inc.	2,900	98
	Interface, Inc.	8,522	140
	John Bean Technologies Corp.	3,746	123
	Kaman Corp.	3,488	140
	Kelly Services, Inc. - Class A	3,828	65
	Knight Transportation, Inc.	7,829	264
*	Korn/Ferry International	6,471	186
	Lindsay Corp.	1,570	135
*	Lydall, Inc.	2,207	72
	Matson, Inc.	5,537	191
	Matthews International Corp. - Class A	3,806	185
	Mobile Mini, Inc.	5,932	240
*	Moog, Inc. - Class A	5,230	387
	Mueller Industries, Inc.	7,319	250
	National Presto Industries, Inc.	632	37
*	Navigant Consulting, Inc.	6,238	96
*	On Assignment, Inc.	6,061	201
*	Orbital Sciences Corp.	7,832	211
*	Orion Marine Group, Inc.	3,540	39
*	PGT, Inc.	6,126	59
	Powell Industries, Inc.	1,192	58
	Quanex Building Products Corp.	4,829	91
	Resources Connection, Inc.	4,899	81
*	Roadrunner Transportation Systems, Inc.	3,562	83
*	Saia, Inc.	3,185	176
	Simpson Manufacturing Co., Inc.	5,352	185
	SkyWest, Inc.	6,584	87
	Standex International Corp.	1,641	127

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	55

Index 600 Stock Portfolio

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	TASER International, Inc.	6,756	179
*	Teledyne Technologies, Inc.	4,703	483
	Tennant Co.	2,367	171
	Tetra Tech, Inc.	8,054	215
	Titan International, Inc.	6,897	73
	The Toro Co.	7,161	457
*	TrueBlue, Inc.	5,469	122
	UniFirst Corp.	2,012	244
	United Stationers, Inc.	5,004	211
	Universal Forest Products, Inc.	2,570	137
	US Ecology, Inc.	2,782	112
*	UTI Worldwide, Inc.	11,803	142
*	Veritiv Corp.	1,050	54
	Viad Corp.	2,582	69
*	Vicor Corp.	2,133	26
*	WageWorks, Inc.	4,229	273
	Watts Water Technologies, Inc. - Class A	3,661	232

	Total		14,805

	Information Technology (15.2%)
	ADTRAN, Inc.	6,988	152
*	Advanced Energy Industries, Inc.	4,849	115
*	Agilysys, Inc.	1,908	24
*	Anixter International, Inc.	3,506	310
	Badger Meter, Inc.	1,859	110
	Bel Fuse, Inc. - Class B	1,375	38
*	Benchmark Electronics, Inc.	6,834	174
	Black Box Corp.	1,988	48
	Blackbaud, Inc.	5,955	258
*	Blucora, Inc.	5,275	73
*	Bottomline Technologies, Inc.	4,916	124
	Brooks Automation, Inc.	8,610	110
*	Cabot Microelectronics Corp.	3,061	145
*	CACI International, Inc. - Class A	3,061	264
*	CalAmp Corp.	4,654	85
*	Cardtronics, Inc.	5,728	221
*	CEVA, Inc.	2,598	47
*	Checkpoint Systems, Inc.	5,377	74
*	CIBER, Inc.	9,082	32
*	Cirrus Logic, Inc.	8,126	192
*	Coherent, Inc.	3,231	196
	Cohu, Inc.	3,285	39
*	comScore, Inc.	4,400	204
	Comtech Telecommunications Corp.	2,086	66
	CSG Systems International, Inc.	4,416	111
	CTS Corp.	4,306	77
	Daktronics, Inc.	5,043	63
*	Dealertrack Holdings, Inc.	5,700	253
*	Dice Holdings, Inc.	4,786	48
*	Digi International, Inc.	3,197	30
*	Digital River, Inc.	4,101	101

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Diodes, Inc.	4,713	130
*	DSP Group, Inc.	2,780	30
*	DTS, Inc.	2,211	68
	Ebix, Inc.	3,775	64
	Electro Scientific Industries, Inc.	3,421	27
*	Electronics for Imaging, Inc.	6,048	259
*	Entropic Communications, Inc.	11,587	29
	EPIQ Systems, Inc.	4,028	69
*	Exar Corp.	6,056	62
*	Exlservice Holdings, Inc.	4,014	115
*	Fabrinet	3,817	68
*	FARO Technologies, Inc.	2,222	139
	Forrester Research, Inc.	1,405	55
*	Gerber Scientific, Inc.	2,359	0
*	Harmonic, Inc.	11,328	79
	Heartland Payment Systems, Inc.	4,660	251
*	iGATE Corp.	4,572	180
*	II-VI, Inc.	6,690	91
*	Insight Enterprises, Inc.	5,271	136
*	Interactive Intelligence Group	2,170	104
*	Ixia	7,564	85
	j2 Global, Inc.	5,842	362
*	Kopin Corp.	7,800	28
*	Kulicke and Soffa Industries, Inc.	9,904	143
*	Liquidity Services, Inc.	3,157	26
	Littelfuse, Inc.	2,893	280
*	LivePerson, Inc.	6,398	90
*	LogMeIn, Inc.	3,137	155
*	Manhattan Associates, Inc.	9,601	391
	ManTech International Corp. - Class A	3,021	91
	MAXIMUS, Inc.	8,472	465
*	Mercury Systems, Inc.	4,146	58
	Methode Electronics, Inc. -Class A	4,909	179
	Micrel, Inc.	5,758	84
*	Microsemi Corp.	12,226	347
*	MicroStrategy, Inc. - Class A	1,163	189
	MKS Instruments, Inc.	6,824	250
	Monolithic Power Systems	4,635	231
	Monotype Imaging Holdings, Inc.	5,039	145
*	Monster Worldwide, Inc.	11,412	53
	MTS Systems Corp.	1,942	146
*	Nanometrics, Inc.	3,108	52
*	NETGEAR, Inc.	4,449	158
*	NetScout Systems, Inc.	4,822	176
*	Newport Corp.	5,126	98
	NIC, Inc.	7,812	141
*	OSI Systems, Inc.	2,398	170
	Park Electrochemical Corp.	2,695	67
*	Perficient, Inc.	4,428	82
*	Pericom Semiconductor Corp.	2,557	35

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Plexus Corp.	4,327	178
	Power Integrations, Inc.	3,798	196
*	Progress Software Corp.	6,456	174
*	QLogic Corp.	11,339	151
*	QuinStreet, Inc.	4,454	27
*	Rofin-Sinar Technologies, Inc.	3,608	104
*	Rogers Corp.	2,353	192
*	Rudolph Technologies, Inc.	4,269	44
*	Sanmina Corp.	10,610	250
*	ScanSource, Inc.	3,673	147
*	Stamps.com, Inc.	1,883	90
*	Super Micro Computer, Inc.	4,495	157
*	Sykes Enterprises, Inc.	5,012	118
*	Synaptics, Inc.	4,747	327
*	Synchronoss Technologies, Inc.	4,630	194
	SYNNEX Corp.	3,593	281
*	Take-Two Interactive Software, Inc.	10,822	303
*	Tangoe, Inc.	4,697	61
*	TeleTech Holdings, Inc.	2,257	53
	Tessera Technologies, Inc.	6,042	216
*	TriQuint Semiconductor, Inc.	22,494	620
*	TTM Technologies, Inc.	6,862	52
*	Ultratech, Inc.	3,637	67
*	VASCO Data Security International, Inc.	3,776	107
*	Veeco Instruments, Inc.	5,174	180
*	ViaSat, Inc.	5,544	349
*	Virtusa Corp.	3,453	144
*	XO Group, Inc.	3,113	57

	Total		15,356

	Materials (5.1%)
	A. Schulman, Inc.	3,749	152
*	A.M. Castle & Co.	2,237	18
*	AK Steel Holding Corp.	22,780	135
	American Vanguard Corp.	3,258	38
	Balchem Corp.	3,955	264
*	Boise Cascade Co.	5,070	188
*	Calgon Carbon Corp.	6,846	142
*	Century Aluminum Co.	6,637	162
*	Clearwater Paper Corp.	2,513	172
	Deltic Timber Corp.	1,424	97
*	Flotek Industries, Inc.	6,453	121
	FutureFuel Corp.	2,869	37
	Globe Specialty Metals, Inc.	8,254	142
	H.B. Fuller Co.	6,470	288
	Hawkins, Inc.	1,216	53
	Haynes International, Inc.	1,597	77
*	Headwaters, Inc.	9,457	142
	Innophos Holdings, Inc.	2,797	164
*	Intrepid Potash, Inc.	7,236	100
	Kaiser Aluminum Corp.	2,289	164
	KapStone Paper & Packaging Corp.	10,868	319
	Koppers Holdings, Inc.	2,637	69

The Accompanying Notes are an Integral Part of the Financial Statements.

56	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
*	Kraton Performance Polymers, Inc.	4,223	88
*	LSB Industries, Inc.	2,502	79
	Materion Corp.	2,593	91
	Myers Industries, Inc.	3,203	56
	Neenah Paper, Inc.	2,139	129
	Olympic Steel, Inc.	1,173	21
	OM Group, Inc.	3,964	118
	P.H. Glatfelter Co.	5,524	141
	Quaker Chemical Corp.	1,707	157
	Rayonier Advanced Materials, Inc.	5,487	122
*	RTI International Metals, Inc.	3,952	100
	Schweitzer-Mauduit International, Inc.	3,919	166
	Stepan Co.	2,461	99
*	Stillwater Mining Co.	15,460	228
	SunCoke Energy, Inc.	8,518	165
	Tredegar Corp.	3,292	74
	US Silica Holdings, Inc.	6,936	178
	Wausau Paper Corp.	6,432	73
	Zep, Inc.	2,970	45

	Total		5,174

	Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services (0.6%)
*	8x8, Inc.	11,509	106
	Atlantic Tele-Network, Inc.	1,290	87
*	Cincinnati Bell, Inc.	26,917	86
	Consolidated Communications Holdings, Inc.	6,034	168
*	General Communication, Inc. - Class A	3,923	54
	Lumos Networks Corp.	2,428	41
	NTELOS Holdings Corp.	2,168	9
	Spok Holdings, Inc.	2,789	48

	Total		599

	Utilities (3.4%)
	ALLETE, Inc.	4,935	272
	American States Water Co.	4,940	186
	Avista Corp.	7,366	260
	El Paso Electric Co.	5,192	208
	The Laclede Group, Inc.	5,559	296
	New Jersey Resources Corp.	5,435	332
	Northwest Natural Gas Co.	3,500	175
	NorthWestern Corp.	5,906	334
	Piedmont Natural Gas Co., Inc.	10,078	397

Common Stocks (88.8%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
South Jersey Industries, Inc.	4,328	255
Southwest Gas Corp.	5,984	370
UIL Holdings Corp.	7,274	317

Total		3,402

Total Common Stocks
(Cost: $69,937)		89,893

Investment Companies (1.9%)

Investment Companies (1.9%)
iShares S&P SmallCap 600 Index Fund	16,869	1,924

Total		1,924

Total Investment Companies
(Cost: $1,896)		1,924

Total Investments (90.7%)
(Cost: $71,833)(a)		91,817

Other Assets, Less
Liabilities (9.3%)		9,469

Net Assets (100.0%)		101,286

*	Non-Income Producing

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $72,254 and the net unrealized appreciation of investments based on that cost was $19,563 which is comprised of $22,924 aggregate gross unrealized appreciation and $3,361 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2014.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
S&P SmallCap 600 Index	JPMorgan Chase London	1-Month USD Libor + 15 Basis Points (Bps)	S&P SmallCap 600 Index	5/15	9,574	$-

						$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	57

Index 600 Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$89,893	$-	$-
Investment Companies	1,924	-	-
Other Financial Instruments^
Total Return Swaps	-	-	-
Total	$91,817	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

58	Index 600 Stock Portfolio

Small Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small-sized companies believed to be undervalued.	$583 million

Portfolio Overview

Mason Street Advisors, LLC the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio primarily invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

Market Overview

U.S. equities rose in 2014 for the sixth consecutive year. Falling long-term interest rates, solid employment growth, favorable corporate earnings and expanded stimulus measures by major non-U.S. central banks propelled equities in 2014. Stagnant global growth, heightened geopolitical tensions due to U.S. and European Union sanctions against Russia for its actions in Ukraine and unrest in the Middle East periodically weighed on stock prices, as did concerns that the Federal Reserve would soon start raising short-term interest rates. However, interest rate reductions in the eurozone, as well as aggressive monetary easing in Japan, boosted investor sentiment.

A sharp decline in the price of oil was positive for U.S. consumers and oil-importing nations but contributed to steep declines in the currencies and assets of major oil-producing and -exporting countries. Large-cap stocks significantly outpaced small- and mid-cap stocks for the twelve months ended December 31, 2014, according to various Russell® Indices. In the small cap universe, the Russell 2000® Value Index underperformed the Russell 2000® Growth Index.

Portfolio Results

The Portfolio returned 0.22% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Russell 2000® Value Index (the “Index”), returned 4.22%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Small Cap Value Funds peer group for 2014 was 4.25%.

The Portfolio’s underperformance relative to the Index was primarily due to sector weightings. Stock selection also detracted but to a much lesser degree. A substantially underweight position in the Financials sector and a substantially overweight position in the Industrials and Business Services sector hindered performance relative to the Index. In Industrials and Business Services, stock selection more than offset the detrimental effect of the overweight position. In the Energy sector, stock selection hurt performance, but being underweight compared to the Index in the weakest performing sector mitigated part of the blow to relative performance.

The Portfolio’s Consumer Discretionary stocks significantly lagged their Index counterparts. Meritage Homes Corp. (“Meritage”) was a notable detractor. Meritage is the ninth-largest U.S. homebuilder with a large presence in Florida, Texas, California, and Arizona. Despite measured growth in new home sales, months with anemic growth weighed heavily on homebuilders, and housing volumes remained at low levels for the size of the population.

Stock selection in Health Care also hampered the Portfolio’s relative performance, especially Momenta Pharmaceuticals, Inc. (“Momenta”), a biotechnology company with a diversified pipeline of complex generic, follow-on biologic, and novel drugs. Early in the year, the firm’s share price tumbled after rival Teva Pharmaceutical Industries, Ltd. benefited from the Supreme Court’s decision to review an appeal, which indefinitely delayed the sale of Momenta’s generic version of Copaxone, a multiple sclerosis drug.

The Industrials and Business Services sector was a bright spot for the Portfolio, helped by Alaska Air Group, Inc. The Seattle-based airline serves primarily the West Coast region, Alaska, Hawaii, and Mexico. The portfolio managers believed the company’s management followed a carefully articulated strategy with good capital discipline, including cautious expansion, while ensuring that demand was in place. Despite recent focus on increased competition in the northwestern U.S., particularly from Delta Air Lines, Inc., the firm continued to show strong revenues. In addition, the recent decline in oil prices improved the cost structure for the industry.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Although energy stocks are a small part of the small cap value universe, the recent decline in oil prices has weighed particularly heavily on small cap producers, while also punishing stocks in related industries, such as rail and barge transportation, that rely on energy industry spending. Upcoming earnings reports should provide greater clarity on the broader effects of falling oil prices on small caps. Clearly, energy-using firms and consumer-based companies stand to benefit from lower oil prices. In addition, the equally surprising decline in long-term interest rates has had a large, positive effect on small cap value stocks, especially financials. As always, our focus remains on long-term performance, and we believe a contrarian approach will ultimately best serve shareholders’ interests.

Small Cap Value Portfolio	59

Small Cap Value Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	0.22%	13.07%	7.75%
Russell 2000® Value Index	4.22%	14.26%	6.89%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	4.25%	14.51%	7.89%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange traded funds as a cash management strategy. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks due to lack of liquidity, the additional expenses incurred as a stockholder in another investment company, and tracking error.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Landstar System, Inc.	2.0%
Alaska Air Group, Inc.	1.9%
East West Bancorp, Inc.	1.7%
Aaron’s, Inc.	1.7%
ProAssurance Corp.	1.7%
Genesee & Wyoming, Inc. - Class A	1.6%
Home BancShares, Inc.	1.5%
West Pharmaceutical Services, Inc.	1.4%
SVB Financial Group	1.4%
AptarGroup, Inc.	1.3%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

60	Small Cap Value Portfolio

Small Cap Value Portfolio

Schedule of Investments

December 31, 2014

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.6%)
	Aaron’s, Inc.	330,000	10,088
*	American Public Education, Inc.	58,500	2,157
*	Ascent Capital Group LLC - Class A	36,200	1,916
*	Belmond, Ltd.	84,900	1,050
	Brunswick Corp.	67,500	3,460
*	Crocs, Inc.	100,900	1,260
	CSS Industries, Inc.	90,000	2,488
	Culp, Inc.	105,600	2,289
*	Dorman Products, Inc.	21,280	1,027
	Drew Industries, Inc.	126,000	6,435
	Ethan Allen Interiors, Inc.	91,000	2,818
	Fred’s, Inc. - Class A	130,659	2,275
	Haverty Furniture Cos., Inc.	152,700	3,361
	Interval Leisure Group, Inc.	13,500	282
*	M/I Homes, Inc.	79,400	1,823
*	Meritage Homes Corp.	125,200	4,506
*	Modine Manufacturing Co.	213,500	2,904
	National CineMedia, Inc.	25,200	362
	New Media Investment Group, Inc.	132,500	3,131
	Pier 1 Imports, Inc.	244,200	3,761
	Pool Corp.	90,600	5,748
*	Red Robin Gourmet Burgers, Inc.	27,000	2,078
	Saga Communications, Inc. - Class A	71,298	3,100
*	Sportsman’s Warehouse Holdings, Inc.	198,300	1,451
	Stein Mart, Inc.	253,000	3,699

	Total		73,469

	Consumer Staples (1.0%)
*	Alliance One International, Inc.	294,600	466
	Pinnacle Foods, Inc.	44,400	1,567
	SpartanNash Co.	146,000	3,816

	Total		5,849

	Energy (3.9%)
*	Atwood Oceanics, Inc.	56,900	1,614
	Bristow Group, Inc.	18,300	1,204
	CARBO Ceramics, Inc.	36,700	1,470
*	Clayton Williams Energy, Inc.	23,400	1,493
*	Cloud Peak Energy, Inc.	182,400	1,674
	GasLog, Ltd.	167,400	3,407
*	Matador Resources Co.	108,200	2,189
*	Northern Oil and Gas, Inc.	205,000	1,158
*	Oasis Petroleum, Inc.	109,600	1,813
*	PDC Energy, Inc.	45,100	1,861
	Teekay Tankers, Ltd. - Class A	374,000	1,893

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Tesco Corp.	139,400	1,787
*	TETRA Technologies, Inc.	214,200	1,431

	Total		22,994

	Financials (26.4%)
	Acadia Realty Trust	152,600	4,888
	Ares Capital Corp.	222,800	3,477
	Associated Estates Realty Corp.	112,300	2,607
	Assured Guaranty, Ltd.	94,300	2,451
	BBCN Bancorp, Inc.	163,500	2,351
	CatchMark Timber Trust, Inc. - Class A	96,570	1,093
	CBL & Associates Properties, Inc.	206,800	4,016
	Cedar Realty Trust, Inc.	318,400	2,337
	Columbia Banking System, Inc.	133,900	3,697
	Compass Diversified Holdings	151,000	2,454
	East West Bancorp, Inc.	263,098	10,185
	Employers Holdings, Inc.	148,000	3,479
*	Enstar Group, Ltd.	5,300	810
	First Potomac Realty Trust	256,300	3,168
*	Forestar Group, Inc.	36,600	564
	Glacier Bancorp, Inc.	205,800	5,715
	Hatteras Financial Corp.	188,000	3,465
	Hercules Technology Growth Capital, Inc.	265,000	3,943
	Home BancShares, Inc.	279,400	8,986
	Home Properties, Inc.	39,700	2,604
	Janus Capital Group, Inc.	135,000	2,178
	JMP Group, Inc.	107,000	815
	Kilroy Realty Corp.	73,800	5,097
	Kite Realty Group Trust	89,525	2,573
	LaSalle Hotel Properties	142,600	5,771
	Main Street Capital Corp.	44,800	1,310
	Meadowbrook Insurance Group, Inc.	321,000	2,716
	National Bank Holding Corp.	119,000	2,310
	National Interstate Corp.	110,400	3,290
*	Piper Jaffray Cos., Inc.	35,900	2,085
	Potlatch Corp.	94,200	3,944
	ProAssurance Corp.	219,000	9,888
	PS Business Parks, Inc.	21,600	1,718
	Radian Group, Inc.	206,100	3,446
	Redwood Trust, Inc.	200,000	3,940
*	Safeguard Scientifics, Inc.	92,000	1,823
	Safety Insurance Group, Inc.	9,500	608
	Sandy Spring Bancorp, Inc.	4,000	104
	Saul Centers, Inc.	59,500	3,403
*	Signature Bank	40,800	5,139

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	Strategic Hotels & Resorts, Inc.	193,700	2,563
*	SVB Financial Group	71,400	8,287
	Washington Real Estate Investment Trust	107,100	2,962
	Wintrust Financial Corp.	127,900	5,981

	Total		154,241

	Health Care (5.2%)
	Analogic Corp.	36,000	3,046
	Atrion Corp.	3,600	1,224
*	Halyard Health, Inc.	107,600	4,893
	Landauer, Inc.	34,100	1,164
*	Momenta Pharmaceuticals, Inc.	129,000	1,553
	National Healthcare Corp.	67,000	4,210
*	Quidel Corp.	106,000	3,065
*	Triple-S Management Corp. - Class B	93,000	2,224
*	WellCare Health Plans, Inc.	4,407	362
	West Pharmaceutical Services, Inc.	162,000	8,625

	Total		30,366

	Industrials (23.1%)
*	Aegion Corp.	152,100	2,831
	Alaska Air Group, Inc.	185,600	11,091
	Astec Industries, Inc.	73,900	2,905
*	Beacon Roofing Supply, Inc.	241,100	6,703
	CIRCOR International, Inc.	64,400	3,882
	Comfort Systems USA, Inc.	161,400	2,763
	ESCO Technologies, Inc.	118,300	4,365
	Franklin Electric Co., Inc.	88,500	3,321
*	FTI Consulting, Inc.	75,000	2,897
	G & K Services, Inc. - Class A	92,000	6,518
*	Genesee & Wyoming, Inc. - Class A	105,700	9,505
*	Gibraltar Industries, Inc.	183,000	2,976
	Hillenbrand, Inc.	34,790	1,200
*	Hub Group, Inc. - Class A	83,900	3,195
	Kaman Corp.	94,000	3,768
*	Kirby Corp.	56,300	4,546
*	Kratos Defense & Security Solutions, Inc.	21,500	108
	Landstar System, Inc.	159,100	11,540
	Luxfer Holdings PLC, ADR	75,100	1,121
	Matthews International Corp. - Class A	117,800	5,733
	McGrath RentCorp	187,500	6,724
	MSA Safety, Inc.	91,000	4,831
*	Navigant Consulting, Inc.	197,000	3,028

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio	61

Small Cap Value Portfolio

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Nordson Corp.	82,600	6,440
*	On Assignment, Inc.	66,100	2,194
	Quanex Building Products Corp.	41,700	783
	RBC Bearings, Inc.	27,000	1,742
	Sun Hydraulics Corp.	60,000	2,363
	Universal Forest Products, Inc.	73,800	3,926
	Universal Truckload Services, Inc.	96,594	2,754
	US Ecology, Inc.	83,900	3,366
*	UTI Worldwide, Inc.	164,700	1,988
	Woodward, Inc.	70,100	3,451

	Total		134,558

	Information Technology (10.5%)
*	Advanced Energy Industries, Inc.	171,000	4,053
	Badger Meter, Inc.	14,900	884
	Belden, Inc.	93,500	7,369
	Brooks Automation, Inc.	154,000	1,963
*	Cabot Microelectronics Corp.	104,000	4,921
*	Cognex Corp.	33,100	1,368
	Electro Rent Corp.	215,000	3,019
	Electro Scientific Industries, Inc.	200,000	1,552
*	Entegris, Inc.	170,800	2,256
*	Fabrinet	153,000	2,714
	Intersil Corp. - Class A	61,500	890
*	Ixia	259,500	2,919
	Littelfuse, Inc.	70,600	6,825
	Methode Electronics, Inc.	66,000	2,410

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)
*	Newport Corp.	97,000	1,854
*	Progress Software Corp.	121,400	3,280
*	Sonus Networks, Inc.	508,300	2,018
	SYNNEX Corp.	94,800	7,410
	Teradyne, Inc.	188,500	3,730

	Total		61,435

	Materials (8.5%)
	American Vanguard Corp.	135,000	1,569
	AptarGroup, Inc.	116,500	7,787
	Carpenter Technology Corp.	66,400	3,270
*	Clearwater Paper Corp.	76,600	5,251
	Deltic Timber Corp.	60,900	4,166
	Innospec, Inc.	174,500	7,451
	Minerals Technologies, Inc.	84,000	5,834
	Myers Industries, Inc.	196,000	3,450
	Royal Gold, Inc.	36,400	2,282
*	Ryerson Holding Corp.	67,400	669
	Schnitzer Steel Industries, Inc.	69,300	1,563
*	Stillwater Mining Co.	167,100	2,463
	Wausau Paper Corp.	324,000	3,684

	Total		49,439

	Telecommunication Services (0.1%)
*	Premiere Global Services, Inc.	42,330	450

	Total		450

	Utilities (4.6%)
	Black Hills Corp.	54,600	2,896

Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Cleco Corp.	115,100	6,277
El Paso Electric Co.	106,000	4,246
NorthWestern Corp.	89,300	5,053
PNM Resources, Inc.	117,100	3,470
Southwest Gas Corp.	80,300	4,963

Total		26,905

Total Common Stocks
(Cost: $369,196)		559,706

Investment Companies (0.6%)

Domestic Equity (0.6%)
iShares Russell 2000 Value Index Fund	32,300	3,284

Total		3,284

Total Investment Companies
(Cost: $1,822)		3,284

Short-Term Investments (4.5%)

Money Market Funds (4.5%)
T. Rowe Price Reserve Investment Fund	26,073,802	26,074

Total		26,074

Total Short-Term Investments
(Cost: $26,074)		26,074

Total Investments (101.0%)
(Cost: $397,092) (a)		589,064

Other Assets, Less
Liabilities (-1.0%)		(5,697)

Net Assets (100.0%)		583,367

*	Non-Income Producing

ADR after the name of a security represents - American Depositary Receipt.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $397,480 and the net unrealized appreciation of investments based on that cost was $191,584 which is comprised of $206,966 aggregate gross unrealized appreciation and $15,382 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$559,706	$-	$-
Investment Companies	3,284	-	-
Short-Term Investments	26,074	-	-
Total	$589,064	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

62	Small Cap Value Portfolio

International Growth Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in securities of issuers from countries outside the U.S. that have above average growth potential.	$437 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged Janus Capital Management LLC (“Janus”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in a core group of equity securities of 60–100 issuers from countries outside the United States, including emerging markets. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues. The Portfolio applies a “bottom up” approach in choosing investments and assesses companies for their growth potential. In other words, the Portfolio looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

Market Overview

Geopolitical risks and tepid global growth set the stage for volatile markets that lasted for most of 2014. Early in the period, the Ukraine conflict and a deceleration in Europe contributed to negative sentiment. The European Central Bank (the “ECB”) responded by introducing measures to combat low inflation and stimulate growth. A slowdown in China and a weak Brazilian economy also soured markets.

U.S. stocks rose for much of the year, driven by steady employment gains. Japanese markets had to deal with a weaker yen relative to the U.S. dollar and other major currencies.

Volatility in the fourth quarter was partially mollified by a series of measures by major central banks. The ECB announced that it would raise the level of its balance sheet; the Bank of Japan enacted unprecedented easing and the People’s Bank of China lowered a key interest rate. Falling crude prices fueled volatility as investors considered the possibility that the slide was a consequence of declining global growth.

Portfolio Results

The Portfolio returned (4.52%) for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Growth Index (the “Index”), returned (2.29%). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the International Multi-Cap Growth Funds peer group for 2014 was (3.77%).

The Portfolio’s Consumer Discretionary and Financial holdings detracted most from relative performance, while stock selection in the Health Care and Information Technology sectors contributed to relative results. On a country basis, Canadian and Japanese holdings were relative detractors while selection of U.K. stocks and holdings in India were relative contributors.

Sega Sammy Holdings, Inc. was a top detractor. The gaming device maker suffered from a delay in legislation in Japan that would allow the construction of the country’s first casino. The company was also negatively impacted by new stricter testing standards for its games.

Melco International Development, Ltd. (“Melco”) was negatively impacted following a larger-than-expected slowdown in revenue in Macau, China. The portfolio managers believed growth in Macau’s mass market business was enough to offset weakness in other business segments. The portfolio managers also continued to appreciate Melco’s exposure to the growth in Asian travel and gaming.

French lender Societe Generale SA detracted due to lingering weakness within its home market and its exposure to Russia and Ukraine, which experienced diminishing growth prospects and declining investment during the year.

Shire PLC (“Shire”) and NGK Spark Plug Co., Ltd. (“NGK Spark Plug”) were the top contributors. Shire’s stock rose in anticipation of its purchase by AbbVie, Inc. Following the deal’s collapse, the company’s stock fell, yet the portfolio managers still favored Shire as a stand-alone company due to its dominant position in the ADHD market, as well as its portfolio of drugs for rare diseases. The portfolio managers also believed NGK Spark Plug’s core business could benefit from limited competition and steady growth due to tightening emissions standards and increased use by motorcycle manufacturers.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s sub-adviser.

Entering 2015, we are not finding equity valuations extreme in the context of low interest rates and inflation, but they are hardly cheap. Lower oil prices are generally good for the global economy, but it creates winners and losers. In addition, Europe still has structural problems. China remains attractive despite slowing growth. India could perform well if government reforms live up to the market’s enthusiasm. While these countries benefit from lower oil prices, Russia has been punished. Brazil remains the most uncertain, as the country is sorting through a corruption probe related to its largest oil company.

Against this backdrop, we remain positive on global equities. With global growth rates constrained, the challenge for stock pickers will be to find companies that can generate growth through superior business models, restructuring or acquisitions. We expect higher volatility in 2015, but we think stocks with high valuations and underappreciated risks will be the most vulnerable.

International Growth Portfolio	63

International Growth Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
International Growth Portfolio	-4.52%	6.41%	3.86%
MSCI® All Country World (ex-US) Growth Index (Gross)	-2.29%	5.54%	5.77%
MSCI EAFE® Index (Gross)	-4.48%	5.81%	4.91%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Growth Funds Average	-3.77%	5.92%	5.30%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
AIA Group, Ltd.	3.3%
NGK Spark Plug Co., Ltd.	3.1%
Volkswagen AG	2.6%
SABMiller PLC	2.4%
ARM Holdings PLC	2.4%
Prudential PLC	2.3%
Panalpina Welttransport Holding AG	2.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.3%
Cie Financiere Richemont SA	2.3%
Glencore PLC	2.3%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

64	International Growth Portfolio

International Growth Portfolio

Schedule of Investments

December 31, 2014

	Foreign Common Stocks (95.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (14.8%)
	Cie Financiere Richemont SA	Switzerland	112,053	9,925
*	Hella KGaA Hueck & Co.	Germany	24,693	1,060
*	Liberty Global PLC	United Kingdom	172,030	8,637
	L’Occitane International SA	Luxembourg	2,165,250	5,460
	Melco International Development, Ltd.	Hong Kong	3,891,000	8,529
	NGK Spark Plug Co., Ltd.	Japan	451,700	13,640
	Samsonite International SA	Luxembourg	1,976,000	5,849
	Volkswagen AG	Germany	51,240	11,446

	Total			64,546

	Consumer Staples (9.7%)
	AMBEV SA	Brazil	885,400	5,446
	Diageo PLC	United Kingdom	299,835	8,599
	ITC, Ltd.	India	797,929	4,646
	Reckitt Benckiser Group PLC	United Kingdom	103,689	8,365
	SABMiller PLC	United Kingdom	201,425	10,424
	Unilever NV	Netherlands	125,035	4,912

	Total			42,392

	Energy (5.3%)
	Inpex Corp.	Japan	750,700	8,329
	Koninklijke Vopak NV	Netherlands	32,251	1,671
*	MEG Energy Corp.	Canada	92,502	1,556
	PrairieSky Royalty, Ltd.	Canada	112,849	2,972
	Royal Dutch Shell PLC	Netherlands	133,522	4,466
	Total SA	France	85,024	4,384

	Total			23,378

	Financials (26.4%)
	AIA Group, Ltd.	Hong Kong	2,606,800	14,304
	Banco Bilbao Vizcaya Argentaria SA	Spain	1,460,664	6,943
	Bangkok Bank PCL	Thailand	701,600	4,118
	BB Seguridade Participacoes SA	Brazil	172,300	2,085
	BNP Paribas SA	France	127,656	7,502
	Countrywide PLC	United Kingdom	624,385	4,247
*	Dalian Wanda Commercial Properties Co., Ltd.	China	572,402	3,643
	Deutsche Bank AG	Germany	197,767	5,978
	Housing Development Finance Corp., Ltd.	India	130,221	2,330
	HSBC Holdings PLC	United Kingdom	835,002	7,891
	ICICI Bank, Ltd.	India	723,199	4,017
	Kennedy Wilson Europe Real Estate PLC	United Kingdom	556,209	9,137
	Mitsubishi Estate Co., Ltd.	Japan	206,000	4,360
	Mori Hills REIT Investment Corp.	Japan	3,164	4,527
*	National Bank of Greece SA	Greece	905,222	1,608
	Prudential PLC	United Kingdom	440,033	10,126
	Seven Bank, Ltd.	Japan	2,340,397	9,850
	Societe Generale SA	France	95,151	3,998
	Turkiye Halk Bankasi A.S.	Turkey	377,096	2,227

	Foreign Common Stocks (95.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	UniCredit SpA	Italy	1,033,286	6,586

	Total			115,477

	Health Care (10.6%)
	Bayer AG	Germany	48,695	6,657
*	Catamaran Corp.	Canada	186,321	9,642
	Essilor International SA	France	78,983	8,792
*	Indivior PLC	United Kingdom	103,689	241
	Novo Nordisk A/S	Denmark	151,832	6,424
	Roche Holding AG	Switzerland	31,720	8,597
	Shire PLC	Ireland	36,304	2,569
*	Swedish Orphan Biovitrum AB	Sweden	314,623	3,202

	Total			46,124

	Industrials (5.9%)
	Brenntag AG	Germany	159,105	8,953
	Panalpina Welttransport Holding AG	Switzerland	74,643	10,021
	TNT Express NV	Netherlands	1,006,908	6,690

	Total			25,664

	Information Technology (11.3%)
*	Alibaba Group Holding, Ltd., ADR	China	57,324	5,958
	ARM Holdings PLC	United Kingdom	666,008	10,255
	Hexagon AB - Class B	Sweden	154,754	4,786
	Keyence Corp.	Japan	11,700	5,183
	Sumco Corp.	Japan	360,600	5,185
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2,253,000	9,942
	Tencent Holdings, Ltd.	China	311,800	4,474
	TravelSky Technology, Ltd.	China	3,371,000	3,622

	Total			49,405

	Materials (10.6%)
	Acerinox SA	Spain	164,083	2,453
	Alent PLC	United Kingdom	1,179,833	5,887
*	APERAM SA	Luxembourg	78,457	2,297
	Glencore PLC	United Kingdom	2,154,552	9,917
	LyondellBasell Industries NV	Netherlands	71,897	5,708
*	Outokumpu OYJ	Finland	534,900	3,039
	Shin-Etsu Chemical Co., Ltd.	Japan	147,000	9,563
*	ThyssenKrupp AG	Germany	285,999	7,356

	Total			46,220

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio	65

International Growth Portfolio

Foreign Common Stocks (95.9%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (1.3%)
Vodafone Group PLC	United Kingdom	1,696,133	5,812

Total			5,812

Total Foreign Common Stocks (Cost: $410,928)			419,018

Total Investments (95.9%)
(Cost: $410,928)(a)			419,018

Other Assets, Less
Liabilities (4.1%)			17,913

Net Assets (100.0%)			436,931

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $411,685 and the net unrealized appreciation of investments based on that cost was $7,333 which is comprised of $38,946 aggregate gross unrealized appreciation and $31,613 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	22.8%
Japan	13.9%
Germany	9.5%
Switzerland	6.5%
France	5.6%
Netherlands	5.4%
Hong Kong	5.2%
Other	27.0%
Total	95.9%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Consumer Discretionary	$8,637	$55,909	$-
Consumer Staples	5,446	36,946	$-
Energy	4,528	18,850	$-
Financials	2,085	113,392	$-
Health Care	9,642	36,482	$-
Information Technology	5,958	43,447	$-
Materials	5,708	40,512	$-
All Others	-	31,476	$-
Total	$42,004	$377,014	$-

During the year ended December 31, 2014 there were transfers from Level 1 to Level 2 in the amount of $377,014 thousand. These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014.

The Accompanying Notes are an Integral Part of the Financial Statements.

66	International Growth Portfolio

Research International Core Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$457 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. A team of research analysts selects investments for the Portfolio using a “bottom up” investment approach. MFS® allocates the Portfolio’s assets to analysts by broad market sectors, which generally approximate the sector weightings in the MSCI EAFE® Index. The adviser may invest the Portfolio’s assets in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), and in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size.

Market Overview

Early in 2014, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets, as well as a pause in U.S. economic growth, partially caused by extreme weather events. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (the “Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of the Fed’s monetary policy.

A generally risk-friendly environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Ukraine, any market setbacks were short-lived, as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (the “ECB”) cut policy interest rates into negative territory. By the end of the year, expectations were for additional rate cuts and the announcement for non-conventional easing measures by the ECB. Similarly, the Bank of Japan surprised markets late in the year with fresh stimulus measures given lackluster growth trends. The related decline in developed market interest rates was also supportive for equity markets.

At the end of the year, the U.S. equity market was trading close to all-time highs and U.S. Treasury yields were close to their lows for the year. However, credit markets did not fare as well in the second half of 2014, particularly U.S. high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility, as oil prices began to decline in an accelerated fashion in the fourth quarter.

Portfolio Results

For the twelve months ended December 31, 2014, the Portfolio returned (6.71%). By comparison, its primary and secondary benchmarks, the MSCI® All Country World (ex-US) Index and MSCI EAFE® Index, returned (3.44%) and (4.48%), respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio underperformed the average return of its peer group, International Multi-Cap Core Funds, which was (5.02%) for 2014, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. The performance attribution commentary is presented against the MSCI EAFE® Index (the “Index”).

Stock selection within the Financials sector detracted from performance relative to the Index, led by overweight positions in banking and financial services firms Sumitomo Mitsui Financial Group, Inc. (Japan), Erste Group Bank AG (Austria) and Mitsubishi Estate Co., Ltd. (Japan).

Weak stock selection in both the Industrials sector also weakened relative returns. Within the sector, an overweight position in global engineering company JGC Corp. (Japan) weighed on relative results.

Individual holdings in various sectors of the Portfolio also detracted from relative performance. Overweight positions in automotive company Honda Motor Co., Ltd. (Japan), steel producer Gerdau SA (Brazil), mining company Iluka Resources, Ltd. (Australia), casino resort operator Sands China, Ltd. (Macau) and oil and gas company BG Group PLC (United Kingdom) held back relative performance, as all five stocks underperformed the Index.

Generally strong stock selection in the Energy and Information Technology sectors contributed to relative performance. In addition, stock selection in the Telecommunication Services sector aided relative returns. Within Telecommunication Services, an overweight position in telecommunications company KDDI Corp. (Japan) boosted relative returns.

Elsewhere, overweight positions in pharmaceutical companies Novartis AG (Switzerland) and Santen Pharmaceuticals Co., Ltd. (Japan), banking and financial services firms HDFC Bank, Ltd. (India), DBS Group Holdings, Ltd. (Singapore) and Kasikornbank PCL (Thailand), hotel and restaurant chain operator Whitbread PLC (United Kingdom) and automotive safety systems manufacturer Autoliv, Inc. (Sweden) strengthened relative performance.

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Research International Core Portfolio	67

Research International Core Portfolio (unaudited)

The Research International Core Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the Index. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the Index without regard to market capitalization.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	Since Inception*
Research International Core Portfolio	-6.71%	5.19%	0.27%
MSCI® All Country World (ex-US) Index (Gross)	-3.44%	4.89%	0.83%
MSCI EAFE® Index (Gross)	-4.48%	5.81%	0.33%
Lipper® Variable Insurance Products (VIP) International Mulit-Cap Core Funds Average	-5.02%	5.62%	–

* Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Roche Holding AG	3.3%
Novartis AG	3.0%
Royal Dutch Shell PLC - Class A	3.0%
Nestle SA	2.7%
HSBC Holdings PLC	2.3%
Bayer AG	2.2%
Rio Tinto PLC	2.0%
Denso Corp.	2.0%
KDDI Corp.	1.9%
Schneider Electric SE	1.8%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

68	Research International Core Portfolio

Research International Core Portfolio

Schedule of Investments

December 31, 2014

	Foreign Common Stocks (97.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.8%)
	Autoliv, Inc.	United States	46,427	4,927
	Compass Group PLC	United Kingdom	205,687	3,506
	Denso Corp.	Japan	191,300	8,916
	Esprit Holdings, Ltd.	Hong Kong	1,007,000	1,203
*	Global Brands Group Holding, Ltd.	Bermuda	5,772,000	1,128
	Hennes & Mauritz AB - B Shares	Sweden	24,105	1,000
	Honda Motor Co., Ltd.	Japan	219,700	6,389
	Li & Fung, Ltd.	Hong Kong	898,000	840
	Lojas Renner SA	Brazil	48,823	1,404
	LVMH Moet Hennessy Louis Vuitton SA	France	29,131	4,607
	ProSiebenSat.1 Media AG	Germany	46,686	1,967
	Reed Elsevier NV	Netherlands	164,190	3,924
	Ryohin Keikaku Co., Ltd.	Japan	11,700	1,446
	Sands China, Ltd.	Macau	468,400	2,281
	Whitbread PLC	United Kingdom	80,453	5,937
	WPP PLC	Jersey Channel Islands	244,449	5,071
	Yum! Brands, Inc.	United States	52,870	3,851

	Total			58,397

	Consumer Staples (9.7%)
	Danone SA	France	110,752	7,286
	Japan Tobacco, Inc.	Japan	169,800	4,662
	L’Oreal SA	France	28,756	4,828
	M Dias Branco SA	Brazil	59,016	2,020
	Nestle SA	Switzerland	165,542	12,134
	Pernod Ricard SA	France	54,225	6,012
	Reckitt Benckiser Group PLC	United Kingdom	61,493	4,961
	Sundrug Co., Ltd.	Japan	58,000	2,348

	Total			44,251

	Energy (5.7%)
	BG Group PLC	United Kingdom	251,557	3,348
*	Cairn Energy PLC	United Kingdom	224,961	617
	Cenovus Energy, Inc.	Canada	53,269	1,099
	Galp Energia SGPS SA	Portugal	109,310	1,106
	INPEX Corp.	Japan	174,200	1,933
	Oil Search, Ltd.	Australia	168,235	1,087
	Reliance Industries, Ltd.	India	111,042	1,562
	Royal Dutch Shell PLC – Class A	Netherlands	413,678	13,712
	Technip SA	France	23,002	1,374

	Total			25,838

	Financials (24.5%)
	AEON Financial Service Co., Ltd.	Japan	96,700	1,890
	AIA Group, Ltd.	Hong Kong	1,399,600	7,680
	BNP Paribas SA	France	106,284	6,246
	BOC Hong Kong Holdings, Ltd.	Hong Kong	403,500	1,341

	Foreign Common Stocks (97.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	DBS Group Holdings, Ltd.	Singapore	331,000	5,111
	Deutsche Wohnen AG	Germany	91,951	2,185
	Erste Group Bank AG	Austria	109,398	2,508
	HDFC Bank, Ltd., ADR	India	35,084	1,781
	Hiscox, Ltd.	Bermuda	164,457	1,847
	HSBC Holdings PLC	United Kingdom	1,089,523	10,297
*	ING Groep NV	Netherlands	514,947	6,667
	Intu Properties PLC	United Kingdom	382,614	1,979
*	Julius Baer Group, Ltd.	Switzerland	69,645	3,178
	Kasikornbank PCL	Thailand	253,700	1,752
*	KBC Groep NV	Belgium	98,673	5,476
	Mitsubishi UFJ Financial Group, Inc.	Japan	1,047,900	5,744
	Prudential PLC	United Kingdom	178,403	4,105
*	Royal Bank of Scotland Group PLC	United Kingdom	906,954	5,506
	Sberbank of Russia, ADR	Russia	186,840	757
	Sony Financial Holdings, Inc.	Japan	106,700	1,573
	Standard Chartered PLC	United Kingdom	246,143	3,691
	Sumitomo Mitsui Financial Group, Inc.	Japan	133,200	4,813
*	UBS Group AG	Switzerland	457,033	7,856
	UniCredit SpA	Italy	507,348	3,234
	Westpac Banking Corp.	Australia	297,483	7,997
*	Zurich Insurance Group AG	Switzerland	22,326	6,991

	Total			112,205

	Health Care (11.0%)
	Bayer AG	Germany	71,979	9,840
*	Indivior PLC	United Kingdom	54,370	127
	Novartis AG	Switzerland	150,939	13,882
	Odontoprev SA	Brazil	284,755	1,056
	Roche Holding AG	Switzerland	54,712	14,829
	Santen Pharmaceutical Co., Ltd.	Japan	124,600	6,668
	Sonova Holding AG	Switzerland	8,584	1,258
	Terumo Corp.	Japan	112,600	2,565

	Total			50,225

	Industrials (10.9%)
	Atlas Copco AB	Sweden	262,146	7,297
	Brenntag AG	Germany	28,872	1,625
	Hutchison Whampoa, Ltd.	Hong Kong	334,000	3,828
	JGC Corp.	Japan	132,000	2,720
	Joy Global, Inc.	United States	65,171	3,032
	Legrand SA	France	27,021	1,415
	Mitsubishi Corp.	Japan	138,400	2,538
	Schindler Holding AG	Switzerland	34,999	5,050
	Schneider Electric SE	France	114,730	8,337
	Siemens AG	Germany	65,640	7,444
	Yamato Holdings Co., Ltd.	Japan	336,700	6,630

	Total			49,916

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	69

Research International Core Portfolio

	Foreign Common Stocks (97.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Information Technology (6.6%)
*	Cognizant Technology Solutions Corp. - Class A	United States	83,505	4,397
	Computershare, Ltd.	Australia	236,945	2,266
	Dassault Systemes SA	France	39,409	2,398
	Infineon Technologies AG	Germany	270,514	2,900
	MediaTek, Inc.	Taiwan	396,000	5,765
	Nomura Research Institute, Ltd.	Japan	73,200	2,248
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,242,189	5,482
	Telefonaktiebolaget LM Ericsson - Class B	Sweden	394,486	4,778

	Total			30,234

	Materials (7.7%)
	Akzo Nobel NV	Netherlands	102,304	7,094
	Gerdau SA, ADR	Brazil	311,970	1,108
	Iluka Resources, Ltd.	Australia	430,007	2,067
	JSR Corp.	Japan	324,600	5,574
	Linde AG	Germany	39,178	7,308
	Rio Tinto PLC	United Kingdom	196,127	9,036
	Symrise AG	Germany	48,123	2,918

	Total			35,105

	Telecommunication Services (5.2%)
	BT Group PLC	United Kingdom	337,774	2,097
*	Hellenic Telecommunications Organization SA	Greece	125,000	1,364
	KDDI Corp.	Japan	139,700	8,741
	Koninklijke KPN NV	Netherlands	625,955	1,974
*	Mobile TeleSystems OJSC	Russia	193,472	538
	Philippine Long Distance Telephone Co.	Philippines	19,850	1,281
	Telecom Italia S.p.A. - Rights	Italy	2,017,527	1,686
	Telefonica Brasil SA, ADR	Brazil	54,245	959
	Vodafone Group PLC	United Kingdom	1,436,969	4,924

	Total			23,564

	Utilities (3.8%)
	APA Group	Australia	398,195	2,425
	Canadian Utilities, Ltd.	Canada	68,510	2,412
	Centrica PLC	United Kingdom	541,977	2,333
	China Resources Gas Group, Ltd.	Hong Kong	806,000	2,085
	GDF Suez	France	193,249	4,513
	Tokyo Gas Co., Ltd.	Japan	677,000	3,653

	Total			17,421

	Total Foreign Common Stocks
	(Cost: $434,843)			447,156

Short-Term Investments (0.4%)	Country	Shares/ $ Par	Value $ (000’s)

Commercial Paper continued
HSBC Americas, 0.02%, 1/2/15	United States	1,981,000	1,981

Total			1,981

Total Short-Term Investments
(Cost: $1,981)			1,981

Total Investments (98.3%)
(Cost: $436,824)(a)			449,137

Other Assets, Less Liabilities (1.7%)			7,871

Net Assets (100.0%)			457,008

The Accompanying Notes are an Integral Part of the Financial Statements.

70	Research International Core Portfolio

Research International Core Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $440,169 and the net unrealized appreciation of investments based on that cost was $8,968 which is comprised of $40,717 aggregate gross unrealized appreciation and $31,749 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Japan	17.7%
Switzerland	14.3%
United Kingdom	13.7%
France	10.3%
Germany	7.9%
Netherlands	7.3%
Other	27.1%
Total	98.3%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Consumer Discretionary	$10,182	$48,215	$-
Consumer Staples	2,020	42,231	-
Energy	1,099	24,739	-
Financials	2,537	109,668	-
Health Care	1,056	49,169	-
Industrials	3,032	46,884	-
Information Technology	4,397	25,837	-
Materials	1,108	33,997	-
Telecommunication Services	959	22,605	-
Utilities	2,412	15,009	-
Short-Term Investments	-	1,981	-
Total	$28,802	$420,335	$-

During the year ended December 31, 2014 there were transfers from Level 1 to Level 2 in the amount of $417,813 thousand. These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31,2014.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	71

International Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be incidental.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.6 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Templeton Investment Counsel, LLC (“Templeton”) to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any foreign country, developed or undeveloped. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that the Portfolio’s sub-adviser believes are undervalued. The Portfolio’s strategy reflects a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the Portfolio will focus on the market price of a company’s securities in relation to its long-term earnings, asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Market Overview

The global economy grew moderately during 2014. U.S. economic growth accelerated while growth rates in much of the rest of the world declined. The U.S. Federal Reserve ended its asset purchase program in October while keeping interest rates low. The U.K. economy grew relatively well, but eurozone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession, and the Bank of Japan expanded its stimulus measures. Global developed market stocks advanced overall during the twelve-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. Emerging market stocks overall fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases.

Portfolio Results

For the twelve months ended December 31, 2014, the Portfolio returned (8.80%). By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Index (the “Index”), returned (3.44%). (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Multi-Cap Value Funds, was (6.40%) for 2014, according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency.

From a sector standpoint, underperformance relative to the Index during the period came from stock selection in the Portfolio’s overweighted Energy position. The portfolio managers did not know when or at what price equilibrium would be restored to oil markets, and instead focused on the long-term fundamental prospects of individual energy companies. As energy companies improved capital allocation and refocused on shareholder returns, the portfolio managers continued to find what they considered were long-term bargains in the sector.

Underweighted Consumer Staples holdings also detracted, pressured by U.K. grocer Tesco PLC’s (“Tesco”) share price, which declined toward year-end, as the firm issued three profit warnings in five months. Although Tesco’s turnaround has been more difficult than expected, the portfolio managers remained positive toward the company’s strategy to revive sales and regain market share by improving the quality of its products and offering a stronger, clearer price message.

Stock selection supported relative performance in the Materials and Industrials sectors. The latter accounted for several of the Portfolio’s top contributors, led by Australian airline Qantas Airways Limited. Qantas shares nearly doubled in the final two months of the year as the price of oil declined and the firm benefited from improving fundamentals in international and domestic markets.

From a regional standpoint, stock selection and an overweighting in Europe detracted from relative performance, as the delicate progress that had been made towards stabilizing the banking system, enacting necessary budget reforms and preparing for further monetary stimulus failed to restore corporate confidence or revive lending activity. Concerns about Europe, along with worries about a slowing China and destabilized Russia, have made European equities cheap according to the portfolio managers. In contrast, stock selection buoyed the Portfolio’s underweighted Asian holdings.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Templeton, the Portfolio’s sub-adviser.

In recent years, we feel that stocks have traded more on macroeconomic and policy expectations than on business fundamentals. This trend has, in our view, resulted in an increasingly bifurcated market in which the winners (U.S. stocks, consumer cyclicals, health care) kept surging farther ahead and the losers (international stocks, industrial cyclicals) kept falling farther behind. Throughout this challenging period, we have tried to use the market’s distraction to our advantage by focusing on what we determined to be overlooked value. In doing so, we have continued to build portfolios based on our long-term assumptions about company-level business fundamentals. We believe outperformance comes from value recognition, and it has been our experience that price and value have the potential to intersect over time. Going into 2015, we continue to believe that our portfolios contain far more value than their prices seem to reflect.

72	International Equity Portfolio

International Equity Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
International Equity Portfolio	-8.80%	5.42%	5.32%
MSCI® All Country World (ex-US) Index (Gross)	-3.44%	4.89%	5.59%
MSCI EAFE® Index (Gross)	-4.48%	5.81%	4.91%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Value Funds Average	-6.40%	4.51%	3.40%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	2.2%
Telenor ASA	2.1%
Qantas Airways, Ltd.	2.1%
DBS Group Holdings, Ltd.	2.1%
Teva Pharmaceutical Industries, Ltd., ADR	2.0%
China Telecom Corp., Ltd. - Class H	2.0%
Credit Agricole SA	1.9%
Singapore Telecommunications, Ltd.	1.9%
Royal Dutch Shell PLC - Class B	1.8%
Bayer AG	1.8%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio	73

International Equity Portfolio

Schedule of Investments

December 31, 2014

	Foreign Common Stocks (97.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (10.4%)
	Cie Generale des Etablissements Michelin	France	157,858	14,312
	Haier Electronics Group Co., Ltd.	Hong Kong	11,224,550	26,671
*	Hyundai Mobis Co., Ltd.	South Korea	66,060	14,060
*	Hyundai Motor Co.	South Korea	53,030	8,051
	Kingfisher PLC	United Kingdom	4,233,390	22,308
	Nikon Corp.	Japan	311,500	4,136
	Nissan Motor Co., Ltd.	Japan	2,477,990	21,584
	SEB SA	France	195,270	14,532
	Sky PLC	United Kingdom	1,290,860	17,966
	Toyota Motor Corp.	Japan	414,280	25,835

	Total			169,455

	Consumer Staples (2.3%)
*	METRO AG	Germany	302,910	9,274
	Suntory Beverage & Food, Ltd.	Japan	401,300	13,856
	Tesco PLC	United Kingdom	4,916,610	14,307

	Total			37,437

	Energy (9.4%)
	BP PLC	United Kingdom	2,335,890	14,832
	China Shenhua Energy Co., Ltd.	China	4,099,940	12,048
	Eni SpA	Italy	1,116,505	19,500
	Galp Energia SGPS SA	Portugal	1,849,900	18,715
	Kunlun Energy Co., Ltd.	Bermuda	9,531,920	9,063
	Petrofac, Ltd.	United Kingdom	304,149	3,299
	Petroleo Brasileiro SA, ADR	Brazil	654,340	4,777
	Royal Dutch Shell PLC - Class B	United Kingdom	849,205	29,174
*	Saipem SpA	Italy	124,300	1,305
	Statoil ASA	Norway	197,050	3,453
	Talisman Energy, Inc.	Canada	1,011,970	7,926
	Technip SA	France	162,980	9,732
	Total SA	France	347,570	17,921
	Trican Well Service, Ltd.	Canada	526,500	2,524

	Total			154,269

	Financials (24.9%)
	Aegon NV	Netherlands	931,090	6,986
	AIA Group, Ltd.	Hong Kong	2,679,820	14,705
	Aviva PLC	United Kingdom	2,395,180	17,947
	AXA SA	France	744,155	17,187
	Bangkok Bank PCL	Thailand	2,911,000	17,088
	Barclays PLC	United Kingdom	2,967,820	11,157
	BNP Paribas SA	France	446,500	26,238
	Cheung Kong Holdings, Ltd.	Hong Kong	741,850	12,398
	China Life Insurance Co., Ltd.	China	6,621,000	25,844
	Credit Agricole SA	France	2,406,300	30,935
*	Credit Suisse Group AG	Switzerland	974,615	24,432
	DBS Group Holdings, Ltd.	Singapore	2,175,000	33,587

	Foreign Common Stocks (97.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Deutsche Boerse AG	Germany	324,180	23,232
	Hana Financial Group, Inc.	South Korea	344,710	9,958
	Housing Development Finance Corp., Ltd.	India	47,610	852
	HSBC Holdings PLC	United Kingdom	2,956,937	28,113
*	ING Groep NV	Netherlands	1,199,292	15,528
	Intesa Sanpaolo SpA	Italy	624,420	1,806
*	NN Group NV	Netherlands	679,540	20,249
	Standard Chartered PLC	United Kingdom	1,335,740	20,032
*	Swiss Re AG	Switzerland	200,752	16,798
	UniCredit SpA	Italy	3,147,550	20,061
	UNIQA Insurance Group AG	Austria	1,268,484	11,875

	Total			407,008

	Health Care (16.3%)
*	Basilea Pharmaceutica AG	Switzerland	87,430	8,086
	Bayer AG	Germany	209,050	28,579
	Draegerwerk AG & Co. KGaA	Germany	92,710	9,407
	Gerresheimer AG	Germany	134,790	7,290
	Getinge AB - Class B	Sweden	591,650	13,439
	GlaxoSmithKline PLC	United Kingdom	909,640	19,462
	H Lundbeck A/S	Denmark	398,070	7,916
	Ipsen SA	France	282,440	14,689
	Merck KGaA	Germany	292,250	27,724
*	MorphoSys AG	Germany	168,120	15,566
*	QIAGEN NV	Netherlands	393,320	9,211
	Roche Holding AG	Switzerland	96,190	26,071
	Sanofi	France	55,425	5,051
	Shanghai Pharmaceuticals Holding Co., Ltd.	China	7,792,400	17,516
	Sinopharm Group Co., Ltd.	China	2,023,200	7,134
*	Sorin SpA	Italy	1,547,340	3,606
	Teva Pharmaceutical Industries, Ltd., ADR	Israel	570,080	32,785
	UCB SA	Belgium	177,210	13,449

	Total			266,981

	Industrials (10.0%)
*	ABB, Ltd.	Switzerland	643,060	13,602
*	China CNR Corp., Ltd.	China	10,215,000	14,622
	Cie de Saint-Gobain	France	341,910	14,394
	CSR Corp., Ltd.	China	11,290,000	15,200
	Deutsche Lufthansa AG	Germany	491,830	8,237
	FLSmidth & Co. A/S	Denmark	68,780	3,017
	Hutchison Whampoa, Ltd.	Hong Kong	1,897,983	21,754
*	Qantas Airways, Ltd.	Australia	17,523,680	33,978
	Serco Group PLC	United Kingdom	1,766,090	4,392
	Siemens AG, ADR	Germany	27,290	3,056
	TNT Express NV	Netherlands	3,846,610	25,556
	Weichai Power Co., Ltd.	China	1,170,000	4,895

	Total			162,703

The Accompanying Notes are an Integral Part of the Financial Statements.

74	International Equity Portfolio

International Equity Portfolio

	Foreign Common Stocks (97.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Information Technology (6.5%)
	Capcom Co., Ltd.	Japan	468,400	7,060
	Infineon Technologies AG	Germany	1,580,200	16,941
	Konica Minolta, Inc.	Japan	819,800	8,843
	Samsung Electronics Co., Ltd.	South Korea	30,140	36,230
	Software AG	Germany	519,740	12,699
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	5,624,945	24,821

	Total			106,594

	Materials (7.4%)
	Akzo Nobel NV	Netherlands	336,140	23,309
	CRH PLC	Ireland	558,050	13,255
	HeidelbergCement AG	Germany	303,280	21,575
	LANXESS AG	Germany	175,080	8,145
	MMC Norilsk Nickel OJSC, ADR	Russia	1,671,710	23,772
	POSCO	South Korea	37,010	9,338
	POSCO, ADR	South Korea	92,600	5,909
	Rexam PLC	United Kingdom	2,173,720	15,282

	Total			120,585

	Telecommunication Services (8.8%)
	China Mobile, Ltd.	Hong Kong	478,700	5,636
	China Telecom Corp., Ltd. - Class H	China	54,694,000	31,859
	Mobile TeleSystems OJSC, ADR	Russia	737,210	5,293
	Singapore Telecommunications, Ltd.	Singapore	10,531,850	30,915
	Telefonica SA	Spain	1,740,805	24,900
	Telenor ASA	Norway	1,699,790	34,274
*	Vivendi SA	France	201,800	5,034
	Vodafone Group PLC	United Kingdom	1,697,694	5,817

	Total			143,728

	Utilities (1.1%)
	Power Grid Corp. of India, Ltd.	India	8,352,110	18,208

	Total			18,208

	Total Foreign Common Stocks
	(Cost: $1,506,219)			1,586,968

Short-Term Investments (1.2%)	Country	Shares/ $ Par	Value $ (000’s)

Commercial Paper (1.2%)
Federal Farm Credit Bank, 0.01%, 1/2/15	United States	20,000,000	20,000

Total			20,000

Total Short-Term Investments
(Cost: $20,000)			20,000

Total Investments (98.3%)
(Cost: $1,526,219)(a)			1,606,968

Other Assets, Less
Liabilities (1.7%)			28,410

Net Assets (100.0%)			1,635,378

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio	75

International Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $1,526,219 and the net unrealized appreciation of investments based on that cost was $80,749 which is comprised of $256,568 aggregate gross unrealized appreciation and $175,819 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	13.7%
Germany	11.7%
France	10.4%
China	7.9%
Netherlands	6.2%
Switzerland	5.4%
South Korea	5.1%
Other	37.9%
Total	98.3%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Energy	$15,227	$139,042	$-
Health Care	32,785	234,196	-
Industrials	3,056	159,647	-
Materials	29,681	90,904	-
Telecommunication Services	5,293	138,435	-
All Others	-	738,702	-
Short-Term Investments	-	20,000	-
Total	$86,042	$1,520,926	$-

During the year ended December 31, 2014 there were transfers from Level 1 to Level 2 in the amount of $1,500,926 thousand. These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014.

The Accompanying Notes are an Integral Part of the Financial Statements.

76	International Equity Portfolio

Emerging Markets Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital Appreciation.	Invest in equity securities of issuers that are tied economically to emerging market countries.	$417 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries include countries determined by the Portfolio’s adviser to have emerging market economies, taking into account a number of factors, including whether a particular country has a low- to middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s designation by the International Monetary Fund as an emerging market, the country’s inclusion in an emerging market index and other factors that demonstrate that the country’s financial and capital markets are in the development phase. The Portfolio may invest in companies of any size. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition and market, economic, political and regulatory conditions.

Market Overview

Early in 2014, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets, as well as a pause in U.S. economic growth, partially caused by extreme weather events. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed U.S. Federal Reserve (the “Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of the Fed’s monetary policy.

A generally risk-friendly environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Ukraine, any market setbacks were short-lived, as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (the “ECB”) cut policy interest rates into negative territory. By the end of the year, expectations were for additional rate cuts and the announcement for non-conventional easing measures by the ECB. Similarly, the Bank of Japan surprised markets late in the year with fresh stimulus measures given lackluster growth trends. The related decline in developed market interest rates was also supportive for equity markets.

At the end of the year, the U.S. equity market was trading close to all-time highs and U.S. Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly U.S. high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility, as oil prices began to decline in an accelerated fashion in the fourth quarter.

Portfolio Results

For the twelve months ended December 31, 2014, the Portfolio returned (6.25%). This compares with a return of (1.82%) for the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return of its peer group, Emerging Markets Funds, was (4.78%) for 2014, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Weak stock selection within the Industrials sector detracted from performance relative to the Index, led by the Portfolio’s positions in Brazilian specialty engineering services company Mills Estruturas e Servicos de Engenharia SA and shipping company Diana Shipping, Inc. (Greece).

Stock selection in both the Telecommunication Services and Health Care sectors also hampered relative returns. Within the Telecommunication Services sector, an overweight position in Russian telecommunications company Mobile TeleSystems held back relative results. There were no individual stocks within the Health Care sector that were among the Portfolio’s top relative detractors during the period. Stocks in other sectors that detracted from relative performance included holdings of insurance and brokerage services provider Brasil Insurance Participacoes e Administracao SA (Brazil), pipe manufacturer TMK OAO (Russia), oil and gas exploration company Gran Tierra Energy, Inc. (United States), banking group Standard Chartered PLC (United Kingdom) and South Korean LED devices manufacturer Seoul Semiconductor Co., Ltd.

On the upside, an underweight allocation to the Energy sector helped relative results. In addition, an underweight position in poor-performing Russian natural gas producer Gazprom OAO boosted relative returns.

Favorable stock selection in the Consumer Staples sector also aided relative performance. Within this sector, an overweight position in ayurvedic and natural health care products maker Dabur India, Ltd. (India) boosted relative returns, as the stock turned in strong performance in 2014.

Stocks in other sectors that contributed to relative performance included overweight positions in financial services company Housing Development Finance (India), banking group Kasikornbank PCL (Thailand), semiconductor manufacturer Taiwan Semiconductor (Taiwan), and banking services providers, Kotak Mahindra Bank (India) and BDO Unibank, Inc. (Philippines).

Emerging Markets Equity Portfolio	77

Emerging Markets Equity Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, basing our investment decisions primarily on fundamental analysis and our view of their potential in light of the broader market environment, including economic, political and regulatory conditions. As a result, the Portfolio’s sector and industry allocations will reflect where we are finding what we believe to be the best investment opportunities at any given time.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	Since Inception*
Emerging Markets Equity Portfolio	-6.25%	1.30%	0.14%
MSCI® Emerging Markets Index (Gross)	-1.82%	2.11%	2.56%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	-4.78%	1.78%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	5.5%
Naspers, Ltd. - Class N	3.6%
Samsung Electronics Co., Ltd.	3.6%
China Construction Bank Corp. - Class H	3.1%
MediaTek, Inc.	2.7%
Housing Development Finance Corp., Ltd.	2.4%
Cognizant Technology Solutions Corp.	2.4%
Techtronic Industries Co., Ltd.	1.9%
Kia Motors Corp.	1.9%
LG Household & Health Care, Ltd.	1.9%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

78	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

Schedule of Investments

December 31, 2014

	Foreign Common Stocks (97.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (18.2%)
	Ajisen China Holdings, Ltd.	Hong Kong	2,566,000	1,953
	Astro Malaysia Holdings Bhd	Malaysia	3,445,600	2,976
	Estacio Participacoes SA	Brazil	399,745	3,582
*	Global Brands Group Holding, Ltd.	Bermuda	16,952,000	3,314
	Guangzhou Automobile Group Co., Ltd.	China	8,220,000	7,419
	Imperial Holdings, Ltd.	South Africa	122,513	1,942
	Kia Motors Corp.	South Korea	166,688	7,876
	Kroton Educacional SA	Brazil	203,304	1,185
	Li & Fung, Ltd.	Hong Kong	2,890,000	2,703
	Minor International PCL	Thailand	2,783,310	2,749
	Mitra Adiperkasa Tbk PT	Indonesia	540,000	220
	Naspers, Ltd. - Class N	South Africa	116,753	15,032
	SACI Falabella	Chile	264,251	1,773
	Samsonite International SA	Luxembourg	647,700	1,917
	Sands China, Ltd.	Macau	356,000	1,734
	Stella International Holdings, Ltd.	Hong Kong	2,194,500	5,758
	Techtronic Industries Co., Ltd.	Hong Kong	2,467,000	7,906
	Woolworths Holdings, Ltd.	South Africa	881,742	5,829

	Total			75,868

	Consumer Staples (12.6%)
	AMBEV SA, ADR	Brazil	759,933	4,727
	AVI, Ltd.	South Africa	324,120	2,172
	BRF SA	Brazil	68,956	1,646
	Dabur India, Ltd.	India	1,540,378	5,695
	Dairy Farm International Holdings, Ltd.	Hong Kong	252,000	2,268
	E-Mart Co., Ltd.	South Korea	20,567	3,789
*	Grupo Lala SAB de CV	Mexico	648,703	1,254
	Gudang Garam Tbk PT	Indonesia	376,500	1,847
	ITC, Ltd.	India	319,684	1,861
	LG Household & Health Care, Ltd.	South Korea	13,894	7,873
	M Dias Branco SA	Brazil	64,987	2,225
*	Magnit PJSC	Russia	22,903	3,657
	SABMiller PLC	United Kingdom	140,576	7,275
	Want Want China Holdings, Ltd.	Cayman Islands	2,995,000	3,929
	Wumart Stores, Inc.	China	2,715,000	2,322

	Total			52,540

	Energy (5.7%)
	China Shenhua Energy Co., Ltd. - Class H	China	2,176,000	6,394
*	Gran Tierra Energy, Inc.	United States	953,232	3,659
	INPEX Corp.	Japan	330,700	3,669
*	Lamprell PLC	United Arab Emirates	1,312,539	2,439
	NovaTek OAO-GDR	Russia	49,198	3,857
	Petroleo Brasileiro SA, ADR	Brazil	234,301	1,711

	Foreign Common Stocks (97.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Reliance Industries, Ltd.	India	137,824	1,939

	Total			23,668

	Financials (29.4%)
	Bancolombia SA, ADR	Colombia	32,704	1,566
	Bangkok Bank PCL	Thailand	174,600	1,036
	Bank Mandiri Persero Tbk PT	Indonesia	2,120,000	1,830
	BDO Unibank, Inc.	Philippines	2,300,920	5,628
	BM&FBOVESPA SA	Brazil	1,006,476	3,729
	BOC Hong Kong Holdings, Ltd.	Hong Kong	1,232,000	4,094
	Bolsa Mexicana de Valores SAB de CV	Mexico	887,236	1,607
	Brasil Insurance Participacoes e Administracao SA	Brazil	558,560	714
	Cathay Financial Holding Co., Ltd.	Taiwan	3,155,800	4,643
	China Construction Bank Corp. - Class H	China	15,842,020	12,853
	China Pacific Insurance Group Co., Ltd. - Class H	China	1,574,000	7,838
*	Compartamos SAB de CV	Mexico	690,179	1,387
	Concentradora Fibra Danhos SA de CV	Mexico	677,908	1,654
	Concentradora Fibra Hotelera Mexicana SA de CV	Mexico	1,328,261	2,035
	Credicorp, Ltd.	Bermuda	29,810	4,775
	E.Sun Financial Holding Co., Ltd.	Taiwan	10,798,979	6,695
	First Pacific Co., Ltd.	Hong Kong	3,914,750	3,859
	Grupo Financiero Banorte SAB de CV	Mexico	473,685	2,617
	Hang Lung Properties, Ltd.	Hong Kong	1,368,000	3,812
	Housing Development Finance Corp., Ltd.	India	559,252	10,005
	Iguatemi Empresa de Shopping Centers SA	Brazil	173,962	1,610
	Itau Unibanco Holding SA, ADR	Brazil	220,120	2,864
	Kasikornbank PCL-NVDR	Thailand	1,044,600	7,213
	Kasikornbank PCL	Thailand	343,400	2,386
	Komercni Banka AS	Czech Republic	19,470	4,011
	Kotak Mahindra Bank, Ltd.	India	275,006	5,476
*	Prologis Property Mexico SA de CV	Mexico	1,000,175	1,842
	Samsung Fire & Marine Insurance Co., Ltd.	South Korea	8,345	2,138
*	Sberbank of Russia	Russia	2,686,463	2,428
	Standard Chartered PLC	United Kingdom	237,525	3,536
	Turkiye Garanti Bankasi AS	Turkey	1,282,073	5,137
	Turkiye Sinai Kalkinma Bankasi AS	Turkey	1,949,810	1,680

	Total			122,698

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	79

Emerging Markets Equity Portfolio

	Foreign Common Stocks (97.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Health Care (2.0%)
*	Genomma Lab Internacional SAB de CV - Class B	Mexico	1,098,500	2,093
	OdontoPrev SA	Brazil	793,457	2,943
*	Qualicorp SA	Brazil	115,107	1,204
	Top Glove Corp. Bhd	Malaysia	1,451,400	1,877

	Total			8,117

	Industrials (4.4%)
*	51job, Inc., ADR	China	92,397	3,312
	Copa Holdings SA	Panama	21,893	2,269
*	Diana Shipping, Inc.	Marshall Islands	371,162	2,491
	Glory, Ltd.	Japan	106,900	2,857
	Haitian International Holdings, Ltd.	Cayman Islands	256,000	538
	Localiza Rent a Car SA	Brazil	114,405	1,537
	Mills Estruturas e Servicos de Engenharia SA	Brazil	374,408	1,345
	Pacific Basin Shipping, Ltd.	Bermuda	3,769,614	1,515
*	Promotora y Operadora de Infraestructura SAB de CV	Mexico	106,710	1,287
*	TK Corp.	South Korea	128,231	1,333

	Total			18,484

	Information Technology (15.9%)
*	Cognizant Technology Solutions Corp.	United States	187,605	9,879
	Hon Hai Precision Industry Co., Ltd.	Taiwan	70,109	194
	MediaTek, Inc.	Taiwan	785,000	11,428
	NAVER Corp.	South Korea	5,766	3,725
	Samsung Electronics Co., Ltd.	South Korea	12,347	14,842
*	Seoul Semiconductor Co., Ltd.	South Korea	70,468	1,281
	Siliconware Precision Industries Co., Ltd.	Taiwan	1,444,000	2,177
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	5,175,290	22,837

	Total			66,363

	Materials (3.5%)
*	Cemex SAB de CV, ADR	Mexico	236,659	2,411
*	Fibria Celulose SA	Brazil	156,177	1,910
	Gerdau SA, ADR	Brazil	455,910	1,618
	Grupo Mexico SAB de CV - Series B	Mexico	616,385	1,788
	Iluka Resources, Ltd.	Australia	289,293	1,391
	LG Chem, Ltd.	South Korea	12,743	2,080
	PTT Global Chemical PCL	Thailand	896,000	1,396
	Vale SA, ADR	Brazil	244,276	1,998

	Total			14,592

	Telecommunication Services (4.4%)
	America Movil SAB de CV - Series L, ADR	Mexico	128,386	2,848
	China Mobile, Ltd.	Hong Kong	464,500	5,469
*	Hellenic Telecommunications Organization SA	Greece	170,415	1,860
	MTN Group, Ltd.	South Africa	272,354	5,168
	Orange Polska SA	Poland	739,943	1,733

	Foreign Common Stocks (97.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services continued
	PT XL Axiata Tbk	Indonesia	3,209,500	1,251

	Total			18,329

	Utilities (1.7%)
	Alupar Investimento SA	Brazil	208,977	1,387
	CESC, Ltd.	India	381,656	4,028
	China Resources Gas Group, Ltd.	Hong Kong	666,000	1,723

	Total			7,138

	Total Foreign Common Stocks
	(Cost: $422,043)			407,797

	Warrants (0.1%)

	Consumer Discretionary (0.0%)
*	Minor International PCL	Thailand	252,460	37

	Financials (0.1%)
*	Emaar Malls Group PJSC	Luxembourg	603,822	435

	Total Warrants
	(Cost: $519)			472

	Short-Term Investments (0.4%)

	Commercial Paper (0.4%)
	HSBC Americas, 0.02%, 1/2/15	United States	1,800,000	1,800

	Total			1,800

	Total Short-Term Investments
	(Cost: $1,800)			1,800

	Total Investments (98.3%)
	(Cost: $424,362)(a)			410,069

	Other Assets, Less
	Liabilities (1.7%)			6,928

	Net Assets (100.0%)			416,997

The Accompanying Notes are an Integral Part of the Financial Statements.

80	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $427,925 and the net unrealized depreciation of investments based on that cost was $17,856 which is comprised of $35,832 aggregate gross unrealized appreciation and $53,688 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Taiwan	11.5%
South Korea	10.8%
China	9.6%
Hong Kong	9.5%
Brazil	9.1%
South Africa	7.2%
India	7.0%
Mexico	5.5%
Other	28.1%
Total	98.3%

(h)	Forward foreign currency contracts outstanding on December 31, 2014.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)

Sell	Brown Brothers Harriman and Co.	PHP	33,485	1/15	$-	$-	$	- (m)

					$-	$-		$-

PHP — Philippines Peso

(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs		Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Consumer Discretionary	$6,540		$69,365	$-
Consumer Staples	12,120		40,420	-
Energy	9,227		14,441	-
Financials	26,400		96,733	-
Health Care	6,240		1,877	-
Industrials	12,241		6,243	-
Information Technology	9,879		56,484	-
Materials	9,726		4,866	-
Telecommunication Services	2,848		15,481	-
Utilities	1,387		5,751	-
Short-Term Investments	-		1,800	-
Total Assets	$96,608		$313,461	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-		- (m)	-
Total Liabilities	$-	$	- (m)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

During the year ended December 31, 2014 there were transfers from Level 1 to Level 2 in the amount of $302,355 thousand. These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	81

Money Market Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in high quality, short-term, dollar-denominated money market instruments that present minimal credit risks.	$439 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Money Market Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-adviser for the Portfolio. BlackRock was appointed sub-adviser to the Portfolio effective October 31, 2014. Prior to that time, the Portfolio was managed directly by Mason Street Advisors. The Portfolio invests only in high quality, short term, dollar-denominated money market instruments that present minimal credit risks, as determined by management. The Portfolio may invest more than 25% of its total assets in domestic or dollar-denominated foreign bank obligations. The Portfolio’s investments will comply with applicable rules governing the quality, maturity, liquidity and diversification of securities held by money market funds under Rule 2a-7 under the Investment Company Act of 1940. The Portfolio seeks to maintain a net asset value of $1.00 per share.

Market Overview

The U.S. money market industry navigated the year in an environment with growing structural and regulatory constraints while the Federal Open Market Committee (“FOMC”) maintained the federal funds rate in the target range of 0.00% to 0.25% during the twelve-month period ended December 31, 2014. In July, the SEC approved final rules on money market reform that will have significant implications on the market once they become effective in late 2016. Front-end credit markets experienced slowing demand in the second half of the year, primarily driven by higher yields in the repo market. During the final months of the year money markets experienced moderate volatility as the New York Federal Reserve Bank adjusted the size and terms of the reverse repo program. These factors, combined with increasing T-bill and agency discount note supply, placed upward pressure on commercial paper and certificate of deposit rates into the close of the year.

Portfolio Results

The Portfolio returned 0.07% for the twelve months ended December 31, 2014; by comparison, the Portfolio’s benchmark, the Merrill Lynch® 3-Month Treasury Bill (T-Bill) Index (the “Index”), returned 0.03%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the (0.04%) average return of the Money Market Funds peer group tracked by Lipper® Analytical Services, an independent mutual fund ranking agency.

The Portfolio’s absolute return reflects the historically low yields currently available on money market instruments. Relative to the peer group and Index, performance benefited from the management fee waiver that was in place during the period. The Portfolio’s investment adviser waived the entire management fee (30 basis points) through the first eight months of 2014. During the final four months of the year, the adviser voluntarily agreed to waive its advisory fee and /or reimburse expenses in excess of the Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. In the absence of the fee waiver, the Portfolio’s return would have been lower. With respect to Portfolio positioning, the Portfolio maintained a conservative bias, with high standards for liquidity and credit quality throughout the period.

82	Money Market Portfolio

Money Market Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of BlackRock, the Portfolio’s sub-adviser.

With tepid wage growth and core inflation trending below target, we believe the Federal Reserve will be measured in the pursuit of higher rates. Given improvements in the economy and the labor market, and consistent with public remarks from prominent members of the FOMC, policy normalization could begin as early as the middle of 2015. That said, an increase in rates could occur at a later date should the impact of declines in energy prices on inflation prove other than transitory. Economic weakness overseas, particularly in Europe, also remains a threat if not properly addressed by relevant policy makers. Nevertheless, we expect an increase in rate volatility as the market continues to build in risk premiums in anticipation of the first Federal Reserve rate move in more than six years. While supply of eligible money market securities will remain constrained, the extension of the New York Federal Reserve Bank’s reverse repo program for another year should continue to support the lower boundary of interest rates.

Because the Portfolio may invest a significant portion of its assets in securities of companies in the banking related or Financial Services industry, developments affecting that industry may have a disproportionate impact on the Portfolio, including interest rate risk, credit risk, and risks associated with regulatory changes.

Recent amendments to regulations governing money market funds change the manner in which certain money market funds will be required to operate. The effect of these amendments on the Portfolio are still uncertain but may impact the Portfolio’s operations and return potential.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED

BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT

AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE

OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING

IN THE MONEY MARKET PORTFOLIO.

Money Market Portfolio	83

Money Market Portfolio

Schedule of Investments

December 31, 2014

Money Market Investments (102.1%)	Shares/ $ Par	Value $ (000’s)

Autos (2.8%)
American Honda Finance Corp., 0.12%, 1/12/15	4,500,000	4,500
Toyota Motor Credit Corp., 0.12%, 1/16/15	7,900,000	7,899

Total		12,399

Commercial Banks Non-US (21.7%)
Australia & New Zealand Banking Group, Ltd., 1.393%, 3/16/15 144A	5,000,000	5,012
Bank of Tokyo-Mitsubishi UFJ, Ltd., 3.85%, 1/22/15 144A	6,825,000	6,838
Ing Bank NV, 0.12%, 1/5/15	4,000,000	4,000
Nieuw Amsterdam Rec, 0.22%, 3/12/15 144A	10,332,000	10,328
Rabobank Nederland of NY, 0.261%, 1/13/15	10,000,000	10,000
Rabobank Nederland of NY, 0.283%, 2/25/15	8,000,000	8,000
Royal Bank of Canada NY, 0.30%, 2/4/15	15,000,000	15,000
Skandinviska Enskilda, 0.05%, 1/2/15	18,000,000	18,000
Svenska Handelsbanken, 0.05%, 1/2/15	17,800,000	17,800

Total		94,978

Commercial Banks US (4.0%)
Bank of America NA, 0.20%, 2/6/15	17,500,000	17,500

Total		17,500

Finance Services (48.7%)
Antalis US Funding Corp., 0.12%, 1/7/15	18,000,000	18,000
Aspen Funding Corp., 0.28%, 1/5/15 144A	14,000,000	14,000
Australia & New Zealand, 0.263%, 11/25/15 144A	4,000,000	4,000
Bank of Tokyo Misubishi, 0.16%, 1/12/15	10,000,000	10,000
BNP Paribas SA, 0.25%, 3/2/15	5,000,000	5,000
Caisse Centrale, 0.13%, 1/5/15	4,000,000	4,000
Caisse Centrale, 0.16%, 1/26/15	10,000,000	9,999
Caisse Centrale, 0.17%, 2/5/15	6,500,000	6,499
Chariot Funding LLC, 0.26%, 8/13/15 144A	3,000,000	2,995
Charta LLC, 0.25%, 5/12/15 144A	4,534,000	4,530
Charta LLC, 0.25%, 5/20/15 144A	4,000,000	3,996

Money Market Investments (102.1%)	Shares/ $ Par	Value $ (000’s)

Finance Services continued
CRC Funding LLC, 0.25%, 6/4/15 144A	4,000,000	3,996
Dbs Bank, Ltd., 0.23%, 5/26/15 144A	4,000,000	3,996
Ing US Funding LLC, 0.21%, 2/27/15	5,000,000	4,998
Kellls Funding LLC, 0.242%, 4/16/15 144A	5,000,000	5,000
Lloyds Bank PLC, 0.49%, 1/7/15	12,300,000	12,301
LMA Americas LLC, 0.25%, 3/2/15 144A	14,000,000	13,994
Macquarie Bank, Ltd., 0.405%, 3/3/15 144A	8,600,000	8,600
Manhattan Asset Funding, 0.17%, 1/16/15 144A	8,700,000	8,699
Mizuho Funding LLC, 0.21%, 2/17/15 144A	12,500,000	12,497
Natixis, 0.10%, 1/2/15	16,800,000	16,800
Oversea-chinese Banking, 0.23%, 1/27/15	7,000,000	7,000
Royal Bank of Canada, 0.252%, 11/10/15	2,000,000	2,000
Sumitomo Mitsui Banking, 0.17%, 1/23/15 144A	900,000	900
Sumitomo Mitsui Banking, 0.22%, 3/4/15 144A	7,000,000	6,997
Sumitomo Mitsui Trust, 0.16%, 1/2/15 144A	15,000,000	15,000
Working Capital Management, 0.13%, 1/5/15 144A	3,000,000	3,000
Working Capital Management, 0.17%, 1/8/15 144A	5,000,000	5,000

Total		213,797

Government (12.4%)
Cash Management Bill, 0.11%, 7/2/15	10,000,000	9,995
US Treasury, 0.25%, 3/31/15	9,000,000	9,004
US Treasury, 1.75%, 7/31/15	10,000,000	10,096
US Treasury, 1.875%, 6/30/15	10,000,000	10,090
US Treasury Floating Rate Note, 0.085%, 1/31/16	15,000,000	14,995

Total		54,180

Information Technology (2.1%)
Google, Inc., 0.10%, 2/24/15 144A	5,000,000	4,999

Money Market Investments (102.1%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Google, Inc., 0.11%, 3/18/15 144A	4,300,000	4,299

Total		9,298

Miscellaneous Business Credit Institutions (3.6%)
General Electric Capital, 0.22%, 6/4/15	10,000,000	9,991
General Electric Capital, 0.24%, 6/16/15	6,000,000	5,993

Total		15,984

Municipal Bonds (3.9%)
Wheaton College/IL, 0.17%, 1/7/15	17,000,000	17,000

Total		17,000

Personal Credit Institutions (1.9%)
Old Line Funding LLC, 0.15%, 1/7/15 144A	8,500,000	8,500

Total		8,500

Short Term Business Credit (1.0%)
Atlantic Asset Securitization LLC, 0.20%, 1/6/15 144A	4,500,000	4,500

Total		4,500

Total Money Market Investments
(Cost: $448,136)		448,136

Total Investments (102.1%)
(Cost: $448,136)(a)		448,136

Other Assets, Less Liabilities (-2.1%)		(9,384)

Net Assets (100.0%)		438,752

The Accompanying Notes are an Integral Part of the Financial Statements.

84	Money Market Portfolio

Money Market Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014 the value of these securities (in thousands) was $161,676 representing 36.9% of the net assets.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Short-Term Investments	$-	$448,136	$-
Total	$-	$448,136	$-

See above Schedule of Investments for values of each security.

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio	85

Short-Term Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest in a diversified portfolio of investment grade debt securities.	$234 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. T. Rowe Price was appointed sub-adviser to the Portfolio effective October 31, 2014. Prior to that time, the Portfolio was managed directly by Mason Street Advisors. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 30% of net assets in foreign securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s average effective maturity will not exceed three years. The Portfolio may invest in mortgage- and asset-backed securities. The adviser uses both a “top down” and “bottom up” investment approach to construct the portfolio of investments.

Market Overview

Generally, bond markets posted positive returns in 2014, as most interest rates declined, pushing bond prices higher. The year began with the broadly held consensus view that interest rates would rise, but low inflation, modest economic growth and no unexpected changes to monetary policy led to lower interest rates. Although rates experienced some short-term volatility, investors largely favored the relative safety of U.S. Treasurys over the higher yields of corporate bonds. As a result, bonds experienced a relatively wide range of returns, as the Barclays® Long Term Treasury Index returned 25.07%, while the Barclays® Corporate U.S. High Yield Index returned only 2.45%. Overall, the broad bond market, as measured by the Barclays® U.S. Aggregate Index, posted a solid 5.97% return for 2014. Short-term fixed income markets, as measured by the Barclays® 1-3 Year U.S. Government/Credit Bond Index, posted a positive total return for the year of 0.77%, with positive absolute and excess returns across all sectors.

Portfolio Results

The Portfolio returned 0.38% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Barclays® 1-3 Year Government/Credit Bond Index, returned 0.77%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio’s benchmark prior to October 31, 2014 was the Barclays® U.S. Aggregate 1-3 Year Index, which had a return of 0.82% in 2014. The Portfolio underperformed the 1.28% average return of its Short Investment Grade Debt Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

As noted above, prior to October 31, 2014, the Portfolio was managed by Mason Street Advisors. With respect to the period prior to October 31, 2014, the Portfolio underperformed the Barclays® U.S. Aggregate 1-3 Year Index primarily due to duration positioning, which was partially implemented through the use of Treasury futures contracts. When compared to the Barclays® U.S. Aggregate 1-3 Year Index, the Portfolio was short duration while interest rates dropped.

On a positive note, security selection, particularly among corporate and structured securities, contributed to relative results during the period.

The following attribution comments relate to the period October 31, 2014 through December 31, 2014, during which T. Rowe Price acted as the Portfolio’s sub-adviser.

The Portfolio performed in line with the Barclays® 1-3 Year Government/Credit Bond Index during the October 31, 2014 through December 31, 2014 period. Yield curve positioning contributed to relative performance, while sector allocation weighed on returns.

Shorter-dated Treasury yields rose amid anticipation of a rising Federal Funds rate, while yields on longer-dated bonds fell due to global economic weakness and geopolitical uncertainties. As the yield curve flattened, the Portfolio’s strategic positioning contributed to relative returns. The Portfolio was overweight the intermediate part of the curve and had modest out-of-benchmark exposure to longer maturities. The overweight allocation to the investment-grade corporate sector modestly detracted from returns, particularly for an energy-related name as oil prices continued to fall over the period. The Portfolio’s out-of-benchmark allocation to commercial-backed securities (CMBS) and a local Mexican government bond contributed modestly to relative performance.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

The U.S. economy continues to experience steady improvement and an upwardly trending dollar while other major economies, such as Europe, Japan, and China, are showing signs of slower growth or concerns for deflation.

86	Short-Term Bond Portfolio

Short-Term Bond Portfolio (unaudited)

U.S. labor market reports continue to improve while inflation remains low. We expect rates to trend upward, with greater volatility toward the front of the curve, as the market assesses the timing and trajectory of the tightening cycle. In short-duration credit markets, spreads have continued to tighten amid low volatility. In this environment, we expect interest rate management and security selection to play a greater role in alpha generation. U.S. credit fundamentals remain solid, and our analysts continue to find select opportunities for risk-adjusted returns within their respective sectors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	Since Inception*
Short-Term Bond Portfolio	0.38%	1.43%	2.61%
Barclays® 1-3 Year U.S. Government/Credit Bond Index**	0.77%	1.41%	2.70%
Barclays® U.S. Aggregate 1-3 Years Index	0.82%	1.43%	2.80%
Lipper® Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average	1.28%	1.95%	–

*Inception	date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

** The Barclays 1-3 Year U.S. Government/Credit Bond Index replaced the Barclays U.S. Aggregrate 1-3 Years Index as the Portfolio’s primary benchmark in connection with the appointment of the Portfolio’s sub-adviser effective October 31, 2014, based on the view that it would better align with the sub-adviser’s intended investment strategies.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purporse keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Short-Term Bond Portfolio	87

Short-Term Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/14

Security Description	% of Net Assets
Federal National Mortgage Association, Various	8.6%
US Treasury, 1.75%, 7/31/15	7.4%
Federal Home Loan Mortgage Corp., Various	2.3%
Federal Home Loan Bank, 0.50%, 9/28/16	2.0%
Mexican Bonos, 7.75%, 12/14/17, MXN	1.2%
Bank of America Corp., Various	1.0%
Morgan Stanley, Various	0.9%
Government National Mortgage Association Pass-Through, Various	0.9%
DBRR Trust, Series 2013-EZ3, Class A, 1.636%, 12/18/49	0.8%
Citigroup, Inc., Various	0.8%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

88	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Schedule of Investments

December 31, 2014

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.2%)
L-3 Communications Corp., 1.50%, 5/28/17	250,000	248
L-3 Communications Corp., 3.95%, 11/15/16	300,000	313

Total		561

Autos & Vehicle Parts (4.0%)
American Honda Finance Corp., 1.20%, 7/14/17	750,000	747
American Honda Finance Corp., 2.125%, 10/10/18	250,000	252
Daimler Finance North America LLC, 1.092%, 8/1/18 144A	850,000	861
Daimler Finance North America LLC, 2.375%, 8/1/18 144A	125,000	127
Delphi Corp., 6.125%, 5/15/21	550,000	599
Ford Motor Credit Co. LLC, 1.684%, 9/8/17	900,000	893
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	250,000	251
Ford Motor Credit Co. LLC, 3.00%, 6/12/17	250,000	257
General Motors Financial Co., 3.50%, 7/10/19	140,000	143
General Motors Financial Co., 4.75%, 8/15/17	300,000	316
The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	500,000	530
Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 144A	500,000	501
Hyundai Capital America, 1.45%, 2/6/17 144A	1,000,000	996
Hyundai Capital Services, Inc., 3.50%, 9/13/17 144A	600,000	621
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 144A	550,000	554
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 144A	30,000	30
Toyota Motor Credit Corp., 2.05%, 1/12/17	750,000	764
Volkswagen Group of America Finance LLC, 1.25%, 5/23/17 144A	850,000	846

Total		9,288

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Banking (9.8%)
Abbey National Treasury Services PLC/Stamford CT, 1.375%, 3/13/17	500,000	499
Ally Financial, Inc., 2.75%, 1/30/17	250,000	249
American Express Credit Corp., 2.375%, 3/24/17	250,000	256
Bank of America Corp., 2.00%, 1/11/18	600,000	600
Bank of America Corp., 2.60%, 1/15/19	765,000	771
Bank of America Corp., 2.65%, 4/1/19	190,000	191
Bank of America Corp., 3.625%, 3/17/16	125,000	129
Bank of America Corp., 6.00%, 9/1/17	500,000	551
The Bank of New York Mellon Corp., 1.35%, 3/6/18	250,000	248
The Bank of New York Mellon Corp., 2.20%, 3/4/19	125,000	126
Barclays Bank PLC, 6.05%, 12/4/17 144A	250,000	275
BB&T Corp., 1.094%, 6/15/18	450,000	454
BNP Paribas SA, 2.40%, 12/12/18	250,000	252
BPCE SA, 2.50%, 12/10/18	550,000	558
Canadian Imperial Bank of Commerce, 1.55%, 1/23/18	415,000	413
Canadian Imperial Bank of Commerce, 2.35%, 12/11/15	30,000	30
Capital One Bank USA NA, 1.15%, 11/21/16	500,000	498
Citigroup, Inc., 1.55%, 8/14/17	650,000	648
Citigroup, Inc., 1.75%, 5/1/18	350,000	346
Citigroup, Inc., 1.85%, 11/24/17	860,000	859
Credit Suisse/New York NY, 1.375%, 5/26/17	650,000	648
Discover Bank of Greenwood Delaware, 2.00%, 2/21/18	250,000	249
Fifth Third Bank, 4.75%, 2/1/15	600,000	602
The Goldman Sachs Group, Inc., 2.90%, 7/19/18	250,000	257
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	750,000	842

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Banking continued
The Goldman Sachs Group, Inc., 6.25%, 9/1/17	500,000	556
HBOS PLC, 6.75%, 5/21/18 144A	650,000	724
HSBC Bank NA/New York NY, 6.00%, 8/9/17	250,000	276
HSBC USA, Inc., 1.50%, 11/13/17	900,000	898
JPMorgan Chase & Co., 1.625%, 5/15/18	250,000	247
JPMorgan Chase & Co., 1.80%, 1/25/18	850,000	849
JPMorgan Chase & Co., 2.35%, 1/28/19	250,000	252
KeyBank NA/Cleveland OH, 7.413%, 5/6/15	250,000	256
Lloyds Bank PLC, 2.30%, 11/27/18	300,000	303
Morgan Stanley, 2.125%, 4/25/18	1,650,000	1,651
Morgan Stanley, 3.80%, 4/29/16	250,000	258
Morgan Stanley, 7.30%, 5/13/19	250,000	297
Nordea Bank AB, 0.875%, 5/13/16 144A	800,000	799
Nordea Bank AB, 3.125%, 3/20/17 144A	325,000	337
PNC Bank NA, 4.875%, 9/21/17	250,000	271
Regions Bank, 7.50%, 5/15/20	300,000	348
The Royal Bank of Scotland Group PLC, 2.55%, 9/18/15	400,000	404
Standard Chartered PLC, 3.20%, 5/12/16 144A	270,000	277
Standard Chartered PLC, 3.85%, 4/27/15 144A	160,000	162
SunTrust Banks, Inc., 2.35%, 11/1/18	465,000	468
Swedbank AB, 1.75%, 3/12/18 144A	1,100,000	1,098
The Toronto-Dominion Bank, 1.40%, 4/30/18	170,000	169
The Toronto-Dominion Bank, 2.625%, 9/10/18	350,000	359
U.S. Bancorp, 3.442%, 2/1/16	450,000	461
Wells Fargo & Co., 5.625%, 12/11/17	600,000	667

Total		22,938

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	89

Short-Term Bond Portfolio

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Basic Materials (0.7%)
Hutchinson Whampoa International 14, Ltd., 1.625%, 10/31/17 144A	1,100,000	1,091
Rock-Tenn Co., 3.50%, 3/1/20	450,000	457

Total		1,548

Builders & Building Materials (0.2%)
Mohawk Industries, Inc., 6.125%, 1/15/16	350,000	367

Total		367

Capital Goods (0.3%)
Caterpillar Financial Services Corp., 2.65%, 4/1/16	200,000	205
CNH Capital LLC, 3.875%, 11/1/15	575,000	578

Total		783

Chemicals (0.8%)
The Dow Chemical Co., 2.50%, 2/15/16	600,000	610
Eastman Chemical Co., 3.00%, 12/15/15	729,000	743
LyondellBasell Industries NV, 5.00%, 4/15/19	400,000	436

Total		1,789

Conglomerate & Diversified Manufacturing (0.2%)
Eaton Corp., 1.50%, 11/2/17	335,000	333
Roper Industries, Inc., 2.05%, 10/1/18	180,000	179

Total		512

Consumer Products & Retailing (2.7%)
AutoZone, Inc., 1.30%, 1/13/17	375,000	374
AutoZone, Inc., 5.50%, 11/15/15	250,000	260
Brinker International, Inc., 2.60%, 5/15/18	200,000	200
Colgate-Palmolive Co., 0.90%, 5/1/18	175,000	171
CVS Caremark Corp., 1.20%, 12/5/16	250,000	251
CVS Caremark Corp., 2.25%, 12/5/18	250,000	252
Delhaize Group, 6.50%, 6/15/17	250,000	276
Dollar General Corp., 4.125%, 7/15/17	550,000	567
The Home Depot, Inc., 2.25%, 9/10/18	500,000	510
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 144A	650,000	646
Newell Rubbermaid, Inc., 2.05%, 12/1/17	200,000	199

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Products & Retailing continued
Philip Morris International, Inc., 1.25%, 11/9/17	1,110,000	1,104
Target Corp., 2.30%, 6/26/19	185,000	187
Unilever Capital Corp., 2.75%, 2/10/16	250,000	256
Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	150,000	150

Wal-Mart Stores, Inc., 1.125%, 4/11/18	500,000	494
Whirlpool Corp., 1.35%, 3/1/17	350,000	349

Total		6,246

Electric Utilities (3.2%)
Arizona Public Service Co., 4.65%, 5/15/15	262,000	266
Commonwealth Edison Co., 2.15%, 1/15/19	250,000	252
Commonwealth Edison Co., 6.15%, 9/15/17	250,000	280
Consumers Energy Co., 5.50%, 8/15/16	247,000	265
Dayton Power & Light Co., 1.875%, 9/15/16	465,000	470
Dominion Resources, Inc., 5.20%, 8/15/19	150,000	167
Duke Energy Corp., 2.10%, 6/15/18	115,000	116
Duke Energy Indiana, Inc., 0.579%, 7/11/16	500,000	501
Entergy Mississippi, Inc., 3.25%, 6/1/16	500,000	515
Exelon Corp., 4.90%, 6/15/15	250,000	254
FirstEnergy Corp., 2.75%, 3/15/18	250,000	252
MidAmerican Energy Co., 2.40%, 3/15/19	500,000	508
Nevada Power Co., 5.95%, 3/15/16	250,000	265
NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	250,000	250
NextEra Energy Capital Holdings, Inc., 2.40%, 9/15/19	250,000	250
Northeast Utilities, 1.45%, 5/1/18	105,000	103
NSTAR Electric Co., 0.472%, 5/17/16	440,000	440
Peco Energy Co., 1.20%, 10/15/16	250,000	251
Public Service Co. of Colorado, 5.80%, 8/1/18	500,000	568
Public Service Electric & Gas Co., 2.30%, 9/15/18	400,000	406

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
RJS Power Holdings LLC, 5.125%, 7/15/19 144A	140,000	138
Southern Electric Generating Co., 2.20%, 12/1/18 144A	140,000	141
Westar Energy, Inc., 8.625%, 12/1/18	300,000	372
Zhejiang Energy Group Hong Kong, Ltd., 2.30%, 9/30/17	550,000	544

Total		7,574

Energy (2.4%)
Anadarko Petroleum Corp., 5.95%, 9/15/16	500,000	535
Apache Corp., 5.625%, 1/15/17	300,000	324
Cameron International Corp., 1.40%, 6/15/17	300,000	295
Canadian Natural Resources, Ltd., 1.75%, 1/15/18	155,000	154
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	250,000	271
Marathon Oil Corp., 0.90%, 11/1/15	575,000	573
National Oilwell Varco, Inc., 1.35%, 12/1/17	105,000	104
Noble Energy, Inc., 8.25%, 3/1/19	250,000	300
Noble Holding International, Ltd., 2.50%, 3/15/17	250,000	239
Pioneer Natural Resources Co., 5.875%, 7/15/16	800,000	850
Rowan Cos., 5.00%, 9/1/17	350,000	365
Sempra Energy, 6.15%, 6/15/18	250,000	283
SESI LLC, 6.375%, 5/1/19	1,000,000	970
Talisman Energy, Inc., 5.125%, 5/15/15	245,000	249
Transocean, Inc., 2.50%, 10/15/17	75,000	66

Total		5,578

Entertainment (0.1%)
Carnival Corp., 1.20%, 2/5/16	275,000	275

Total		275

Finance (0.9%)
GATX Corp., 3.50%, 7/15/16	586,000	605
General Electric Capital Corp., 2.30%, 4/27/17	900,000	922
General Electric Capital Corp., 6.00%, 8/7/19	250,000	291

The Accompanying Notes are an Integral Part of the Financial Statements.

90	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Finance continued
International Lease Finance Corp., 2.184%, 6/15/16	350,000	349

Total		2,167

Food & Beverage (1.6%)
Bunge, Ltd. Finance Corp., 3.20%, 6/15/17	900,000	925
Coca-Cola Femsa SAB de CV, 2.375%, 11/26/18	325,000	331
ConAgra Foods, Inc., 1.90%, 1/25/18	285,000	283
General Mills, Inc., 2.20%, 10/21/19	250,000	248
Heineken NV, 1.40%, 10/1/17 144A	280,000	278
Mondelez International, Inc., 4.125%, 2/9/16	400,000	415
Pernod Ricard SA, 2.95%, 1/15/17 144A	250,000	256
SABMiller Holdings, Inc., 2.45%, 1/15/17 144A	250,000	255
Tyson Foods, Inc., 2.65%, 8/15/19	200,000	202
WM Wrigley Jr. Co., 1.40%, 10/21/16 144A	60,000	60
WM Wrigley Jr. Co., 2.00%, 10/20/17 144A	380,000	383
WM Wrigley Jr. Co., 2.40%, 10/21/18 144A	65,000	65

Total		3,701

Foreign Agencies (0.9%)
CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	350,000	348
Ecopetrol SA, 4.25%, 9/18/18	400,000	416
Eksportfinans ASA, 2.00%, 9/15/15	1,000,000	1,001
Electricite de France SA, 1.15%, 1/20/17 144A	450,000	450

Total		2,215

Gaming/Leisure/Lodging (0.2%)
GLP Capital LP/GLP Financing II, Inc., 4.375%, 11/1/18	450,000	460

Total		460

Healthcare (1.3%)
AmerisourceBergen Corp., 1.15%, 5/15/17	250,000	248
Baxter International, Inc., 0.95%, 6/1/16	250,000	250
Express Scripts Holding Co., 1.25%, 6/2/17	400,000	396
Express Scripts Holding Co., 2.65%, 2/15/17	355,000	363

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Healthcare continued
Express Scripts Holding Co., 3.125%, 5/15/16	60,000	62
McKesson Corp., 1.40%, 3/15/18	275,000	272
McKesson Corp., 3.25%, 3/1/16	400,000	409
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	900,000	914
Thermo Fisher Scientific, Inc., 2.40%, 2/1/19	65,000	65

Total		2,979

Insurance (1.5%)
ACE INA Holdings, Inc., 5.80%, 3/15/18	250,000	281
Aetna, Inc., 1.50%, 11/15/17	110,000	109
AIA Group, Ltd., 2.25%, 3/11/19 144A	200,000	199
American International Group, Inc., 5.85%, 1/16/18	445,000	498
Berkshire Hathaway Finance Corp., 1.30%, 5/15/18	250,000	248
CNA Financial Corp., 6.50%, 8/15/16	250,000	270
Humana, Inc., 2.625%, 10/1/19	190,000	190
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18	160,000	163
Metropolitan Life Global Funding I, 1.50%, 1/10/18 144A	250,000	248
Metropolitan Life Global Funding I, 3.125%, 1/11/16 144A	250,000	257
Prudential Covered Trust 2012-1, 2.997%, 9/30/15 144A	262,502	266
UnitedHealth Group, Inc., 1.40%, 10/15/17	320,000	320
WellPoint, Inc., 1.875%, 1/15/18	100,000	100
WellPoint, Inc., 2.25%, 8/15/19	500,000	495

Total		3,644

Media (2.3%)
British Sky Broadcasting Group PLC, 2.625%, 9/16/19 144A	515,000	515
Comcast Corp., 4.95%, 6/15/16	250,000	265
Cox Communications, Inc., 5.50%, 10/1/15	1,000,000	1,034
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 1.75%, 1/15/18	250,000	248

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Media continued
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 2.40%, 3/15/17	750,000	764
Discovery Communications LLC, 3.70%, 6/1/15	180,000	182
Omnicom Group, Inc., 5.90%, 4/15/16	600,000	635
SES Global Americas Holdings GP, 2.50%, 3/25/19 144A	50,000	50
Thomson Reuters Corp., 0.875%, 5/23/16	600,000	597
Time Warner, Inc., 2.10%, 6/1/19	250,000	246
Time Warner, Inc., 3.15%, 7/15/15	135,000	137
UPCB Finance III, Ltd., 6.625%, 7/1/20 144A	400,000	420
Viacom, Inc., 2.20%, 4/1/19	145,000	143
Viacom, Inc., 2.50%, 9/1/18	250,000	252

Total		5,488

Metals & Mining (0.7%)
Goldcorp, Inc., 2.125%, 3/15/18	450,000	445
Plains Exploration & Production Co., 6.50%, 11/15/20	640,000	693
Rio Tinto Finance USA PLC, 2.25%, 12/14/18	250,000	250
Vale Overseas, Ltd., 6.25%, 1/23/17	200,000	213

Total		1,601

Oil & Gas (1.2%)
BG Energy Capital PLC, 2.875%, 10/15/16 144A	500,000	513
BP Capital Markets PLC, 1.846%, 5/5/17	500,000	504
Chevron Corp., 1.718%, 6/24/18	250,000	251
Murphy Oil Corp., 2.50%, 12/1/17	500,000	497
Petro-Canada, 6.05%, 5/15/18	236,000	265
Shell International Finance BV, 1.90%, 8/10/18	250,000	251
Total Capital Canada, Ltd., 1.45%, 1/15/18	250,000	248
Total Capital SA, 2.125%, 8/10/18	250,000	252

Total		2,781

Pharmaceuticals (1.6%)
AbbVie, Inc., 1.75%, 11/6/17	750,000	752

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	91

Short-Term Bond Portfolio

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Pharmaceuticals continued
Actavis Funding SCS, 2.45%, 6/15/19	100,000	98
Actavis, Inc., 1.875%, 10/1/17	115,000	114
Bayer US Finance LLC, 2.375%, 10/8/19 144A	440,000	442
Celgene Corp., 1.90%, 8/15/17	500,000	502
Celgene Corp., 2.25%, 5/15/19	340,000	338
Gilead Sciences, Inc., 2.05%, 4/1/19	120,000	120
Merck & Co., Inc., 1.30%, 5/18/18	250,000	248
Perrigo Co. PLC, 1.30%, 11/8/16	180,000	179
Perrigo Co. PLC, 2.30%, 11/8/18	125,000	125
Takeda Pharmaceutical Co., Ltd., 1.625%, 3/17/17 144A	750,000	752

Total		3,670

Pipelines (3.7%)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/1/20	600,000	611
CenterPoint Energy Resources Corp., 6.00%, 5/15/18	250,000	282
CenterPoint Energy Resources Corp., 6.15%, 5/1/16	250,000	267
DCP Midstream Operating LP, 3.25%, 10/1/15	520,000	528
Enable Midstream Partners LP, 2.40%, 5/15/19 144A	250,000	243
Energy Transfer Partners LP, 5.95%, 2/1/15	400,000	401
EnLink Midstream Partners LP, 2.70%, 4/1/19	85,000	84
Enterprise Products Operating LLC, 1.25%, 8/13/15	800,000	802
Enterprise Products Operating LLC, 3.20%, 2/1/16	100,000	102
Enterprise Products Operating LLC, 6.50%, 1/31/19	250,000	287
Florida Gas Transmission Co., 4.00%, 7/15/15 144A	1,000,000	1,014
Kinder Morgan, Inc., 2.00%, 12/1/17	105,000	104
NiSource Finance Corp., 5.25%, 9/15/17	250,000	273

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
ONEOK Partners LP, 3.20%, 9/15/18	250,000	253
ONEOK Partners LP, 3.25%, 2/1/16	230,000	235
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	750,000	765
Regency Energy Partners LP, 8.375%, 6/1/19 144A	400,000	419
Spectra Energy Partners LP, 2.95%, 6/15/16	521,000	534
Tennessee Gas Pipeline Co., 8.00%, 2/1/16	500,000	533
TransCanada PipeLines, Ltd., 0.75%, 1/15/16	575,000	573
Williams Partners LP/Williams Partners Financial Corp., 7.25%, 2/1/17	275,000	303

Total		8,613

Real Estate Investment Trusts (1.2%)
DDR Corp., 4.75%, 4/15/18	250,000	267
ERP Operating LP, 6.584%, 4/13/15	275,000	276
Health Care REIT, Inc., 3.625%, 3/15/16	290,000	299
Kilroy Realty LP, 5.00%, 11/3/15	450,000	464
Simon Property Group LP, 1.50%, 2/1/18 144A	250,000	248
Ventas Realty LP, 1.25%, 4/17/17	500,000	495
Ventas Realty LP, 1.55%, 9/26/16	450,000	452
WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 144A	300,000	298

Total		2,799

Services (0.2%)
QVC, Inc., 3.125%, 4/1/19	55,000	55
Republic Services, Inc., 5.50%, 9/15/19	250,000	282
Waste Management, Inc., 2.60%, 9/1/16	200,000	204

Total		541

Technology (2.4%)
Adobe Systems, Inc., 3.25%, 2/1/15	250,000	250
Anstock II, Ltd., 2.125%, 7/24/17	300,000	296
Apple, Inc., 1.00%, 5/3/18	200,000	197
Arrow Electronics, Inc., 3.375%, 11/1/15	275,000	280

Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Avnet, Inc., 6.00%, 9/1/20	1,000,000	1,031
Baidu, Inc., 2.75%, 6/9/19	200,000	199
Cisco Systems, Inc., 2.125%, 3/1/19	250,000	251
Fidelity National Information Services, Inc., 1.45%, 6/5/17	250,000	249
Hewlett-Packard Co., 2.75%, 1/14/19	275,000	275
International Business Machines Corp., 5.70%, 9/14/17	500,000	557
Keysight Technologies, Inc., 3.30%, 10/30/19 144A	850,000	845
Oracle Corp., 2.375%, 1/15/19	250,000	254
Oracle Corp., 5.75%, 4/15/18	250,000	283
Tencent Holdings, Ltd., 2.00%, 5/2/17 144A	350,000	349
Xerox Corp., 4.25%, 2/15/15	250,000	251

Total		5,567

Telecommunications (1.4%)
America Movil SAB de CV, 2.375%, 9/8/16	425,000	431
America Movil SAB de CV, 3.625%, 3/30/15	140,000	141
American Tower Corp., 4.50%, 1/15/18	250,000	265
American Tower Corp., 4.625%, 4/1/15	1,250,000	1,261
British Telecommunications PLC, 2.35%, 2/14/19	250,000	250
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.381%, 12/15/17	230,000	232
Verizon Communications, Inc., 1.10%, 11/1/17	200,000	197
Verizon Communications, Inc., 2.50%, 9/15/16	240,000	245
Verizon Communications, Inc., 3.65%, 9/14/18	335,000	354

Total		3,376

Transportation (1.9%)
A.P. Moeller-Maersk A/S, 2.55%, 9/22/19 144A	500,000	501
Burlington Northern Santa Fe LLC, 5.75%, 3/15/18	750,000	841

The Accompanying Notes are an Integral Part of the Financial Statements.

92	Short-Term Bond Portfolio

Short-Term Bond Portfolio

	Corporate Bonds (47.6%)	Shares/ $ Par	Value $ (000’s)

	Transportation continued
	ERAC USA Finance LLC, 1.40%, 4/15/16 144A	750,000	752
	ERAC USA Finance LLC, 5.90%, 11/15/15 144A	500,000	522
	Kansas City Southern de Mexico SA de CV, 2.35%, 5/15/20	450,000	432
	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 7/17/18 144A	750,000	763
	Southwest Airlines Co., 2.75%, 11/6/19	280,000	281
	Southwest Airlines Co., 5.75%, 12/15/16	230,000	248
	Union Pacific Corp., 2.25%, 2/15/19	85,000	86

	Total		4,426

	Total Corporate Bonds
	(Cost: $111,488)		111,487

	Governments (13.2%)	Shares/ Par

	Governments (12.7%)
(b)	Federal Home Loan Bank, 0.50%, 9/28/16	4,680,000	4,668
	Federal National Mortgage Association, 0.625%, 8/26/16	5,000,000	4,999
(f)	Mexican Bonos, 7.75%, 12/14/17, MXN	37,260,000	2,758
	US Treasury, 1.75%, 7/31/15	17,250,000	17,408

	Total		29,833

	Yankee Sovereign (0.5%)
	Hazine Mustesarligi Varlik Kiralama AS, 4.557%, 10/10/18 144A	325,000	340
	Iceland Government International Bond, 4.875%, 6/16/16 144A	750,000	785

	Total		1,125

	Total Governments
	(Cost: $30,962)		30,958

Municipal Bonds (0.9%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds (0.9%)
Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 1.298%, 7/1/16 RB	200,000	201
Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 2.107%, 7/1/18 RB	190,000	0191
Province of Ontario Canada, 2.00%, 9/27/18 GO	1,000,000	1,012
State of Illinois, Series 2010-3, 4.79%, 4/1/16 GO	300,000	312
State of Illinois, Series 2011, 4.961%, 3/1/16 GO	195,000	203
University of California, Series 2011Y-1, 0.655%, 7/1/41 RB	270,000	270

Total Municipal Bonds
(Cost: $2,161)		2,189

Structured Products (36.8%)

Structured Products (36.8%)
AEP Texas Central Transition Funding LLC, 5.17%, 1/1/18	700,000	749
Ally Auto Receivables Trust, Series 2012-2, Class B, 1.76%, 2/15/17 144A	750,000	755
Ally Master Owner Trust, Series 2013-1, Class A2, 1.00%, 2/15/18	1,200,000	1,201
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	1,045,000	1,043
American Express Credit Account Master Trust, Series 2014-2, Class A, 1.26%, 1/15/20	1,000,000	998
American Express Credit Account Master Trust, Series 2014-3, Class A, 1.49%, 4/15/20	1,775,000	1,777
Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM, 5.675%, 7/10/46	650,000	692

Structured Products (36.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AM, 6.29%, 2/10/51	440,000	485
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/41	315,480	333
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class AM, 5.582%, 9/11/41	500,000	528
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PWR18, Class AM, 6.048%, 6/11/50	500,000	550
Bear Stearns Commercial Mortgage Securities Trust, Inc., Series 2007-PWR17, Class AAB, 5.703%, 6/11/50	395,977	398
BMW Vehicle Lease Trust, Series 2014-1, Class A3, 0.73%, 2/21/17	365,000	365
BMW Vehicle Lease Trust, Series 2014-1, Class A4, 0.99%, 8/21/17	295,000	295
Capital Auto Receivables Asset Trust, Series 2014-1, Class A2, 0.96%, 4/20/17	325,000	325
Capital Auto Receivables Asset Trust, Series 2013-3, Class A3, 1.31%, 12/20/17	1,370,000	1,376
Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.96%, 9/16/19	500,000	498
Capital One Multi-Asset Execution Trust, Series 2014-A2, Class A2, 1.26%, 1/15/20	470,000	469
Carmax Auto Owner Trust, Series 2013-2, Class A4, 0.84%, 11/15/18	420,000	416
CarMax Auto Owner Trust, Series 2014-4, Class A3, 1.25%, 11/15/19	440,000	439
CarMax Auto Owner Trust, Series 2014-4, Class A4, 1.81%, 7/15/20	250,000	250

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	93

Short-Term Bond Portfolio

Structured Products (36.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
CD Commerical Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44	565,000	619
Chase Issuance Trust, Series 2013-A8, Class A8, 1.01%, 10/15/18	145,000	145
Chase Issuance Trust, Series 2014-A1, Class A, 1.15%, 1/15/19	400,000	400
Citibank Credit Card Issuance Trust, Series 2014-A9, Class A9, 0.40525%, 11/23/18	695,000	695
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	1,150,000	1,156
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A1, 1.485%, 10/10/47	338,096	337
CNH Equipment Trust, Series 2013-B, Class A4, 0.99%, 11/15/18	845,000	838
CNH Equipment Trust, Series 2014-B, Class A4, 1.61%, 5/17/21	1,150,000	1,144
Comm Mortgage Trust, Series 2014-CR21, Class A1, 1.494%, 12/10/47	92,165	92
Commercial Mortgage Pass Through Certificates, Series 2014-UBS6, Class A1, 1.445%, 12/10/47	180,000	179
Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.82%, 7/10/38	500,000	527
Commercial Mortgage Trust, Series 2001-J2A, Class C, 6.586%, 7/16/34 144A	457,756	490
Connecticut Avenue Securities, 2.105%, 11/25/24	306,587	307
Connecticut Avenue Securities, 2.255%, 11/25/24	160,597	161
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class AM, 5.10%, 8/15/38	285,000	291
DBRR Trust, Series 2013-EZ3, Class A, 1.636%, 12/18/49 144A	1,904,142	1,914

Structured Products (36.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Diamond Resorts Owner Trust, Series 2014-1, Class A, 2.54%, 5/20/27 144A	386,296	385
Discover Card Execution Note Trust, Series 2013-A5, Class A5, 1.04%, 4/15/19	1,150,000	1,149
Discover Card Master Trust I, Series 2012-B3, Class B3, 0.61%, 5/15/18	1,000,000	999
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	363,824	367
Federal Home Loan Mortgage Corp., Series 4092, Class CL, 1.25%, 6/15/27	2,784,450	2,682
Federal Home Loan Mortgage Corp., Series 3718, Class BC, 2.00%, 2/15/25	1,038,313	1,045
Federal Home Loan Mortgage Corp., 2.50%, 1/1/24	2,230,455	2,292
Federal Home Loan Mortgage Corp., 5.00%, 4/1/18	61,814	65
Federal Home Loan Mortgage Corp., 5.50%, 5/1/22	348,014	379
Federal National Mortgage Association, Series 2010-95, Class BK, 1.50%, 2/25/20	852,040	859
Federal National Mortgage Association, Series 2013-74, Class AD, 2.00%, 7/25/23	908,530	919
Federal National Mortgage Association, 2.50%, 10/1/22	1,552,816	1,597
Federal National Mortgage Association, 2.50%, 12/1/22	382,785	394
Federal National Mortgage Association, Series 2011-113, Class AG, 2.50%, 11/25/26	515,302	527
Federal National Mortgage Association, 3.00%, 6/1/22	479,317	500
Federal National Mortgage Association, 3.00%, 4/1/24	938,047	980
Federal National Mortgage Association, 3.50%, 5/1/27	1,765,196	1,868

Structured Products (36.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 3.50%, 11/1/44	2,040,887	2,136
Federal National Mortgage Association, 4.00%, 2/1/29	2,310,447	2,473
Federal National Mortgage Association, 4.00%, 3/1/41	100,507	107
Federal National Mortgage Association, 4.00%, 3/1/42	994,407	1,063
Federal National Mortgage Association, 4.50%, 5/1/40	352,184	383
Federal National Mortgage Association, 4.50%, 9/1/40	349,553	380
Federal National Mortgage Association, 5.50%, 8/1/37	252,614	284
Federal National Mortgage Association, 5.5%, 2/1/38	972,816	1,093
Federal National Mortgage Association, 6.00%, 8/1/22	183,739	198
Federal National Mortgage Association, 6.00%, 8/1/34	556,286	635
Federal National Mortgage Association, 6.00%, 10/1/40	572,911	650
Fifth Third Auto Trust, Series 2014-2, Class A4, 1.38%, 12/15/20	500,000	499
Ford Credit Auto Lease Trust, Series 2014-A, Class A3, 0.68%, 4/15/17	260,000	260
Ford Credit Auto Lease Trust, Series 2014-A, Class A4, 0.90%, 6/15/17	220,000	219
Ford Credit Auto Lease Trust, Series 2013-B, Class A4, 0.96%, 10/15/16	1,000,000	1,001
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	350,000	350
Ford Credit Auto Owner Trust, Series 2014-A, Class A4, 1.29%, 4/15/19	425,000	425
Ford Credit Auto Owner Trust, Series 2014-B, Class A4, 1.42%, 8/15/19	400,000	400

The Accompanying Notes are an Integral Part of the Financial Statements.

94	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (36.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Ford Credit Auto Owner Trust, Series 2011-B, Class B, 2.27%, 1/15/17	200,000	202
Ford Credit Auto Owner Trust, Series 2013-C, Class D, 2.50%, 1/15/20	575,000	584
Ford Credit Auto Owner Trust, Series 2011-A, Class D, 3.21%, 7/15/17	110,000	111
Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1, 1.20%, 2/15/19	500,000	499
Ford Credit Floorplan Master Owner Trust, Series 2014-4, Class A1, 1.40%, 8/15/19	1,150,000	1,148
GE Equipment Small Ticket LLC, Series 2014-1A, Class A4, 1.44%, 10/25/21 144A	300,000	300
General Electric Capital Credit Card Master Note Trust, Series 2013-1, Class B, 1.69%, 3/15/21	465,000	460
Government National Mortgage Association, 3.50%, 9/20/44	503,975	530
Government National Mortgage Association, 5.00%, 3/20/34	1,117,456	1,236
Government National Mortgage Association, 5.50%, 6/20/37	292,711	329
GS Mortgage Securities Trust, Series 2011-GC5, Class A1, 1.468%, 8/10/44	363,065	365
Honda Auto Receivables Owner Trust, Series 2013-1, Class A3, 0.48%, 11/21/16	1,349,736	1,350
Honda Auto Receivables Owner Trust, Series 2012-2, Class A4, 0.91%, 5/15/18	150,000	150
Honda Auto Receivables Owner Trust, Series 2013-4, Class A4, 1.04%, 2/18/20	85,000	85
Honda Auto Receivables Owner Trust, Series 2013-3, Class A4, 1.13%, 9/16/19	165,000	165
Honda Auto Receiveables Owner Trust, Series 2014-4, Class A3, 0.99%, 9/17/18	845,000	843

Structured Products (36.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Hyundai Auto Receivables Trust, Series 2011-B, Class D, 3.51%, 11/15/17	445,000	456
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.43%, 12/12/44	600,000	622
John Deere Owner Trust, Series 2014-A, Class A3, 0.92%, 4/16/18	600,000	600
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AM, 5.44%, 5/15/45	485,000	514
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, 5.87%, 4/15/45	730,000	775
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class AM, 5.88%, 2/12/51	350,000	384
JP Morgan Chase Commerical Mortgage Securities Trust, Series 2007-C1, Class AM, 5.96%, 2/15/51	680,000	729
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class A1, 1.5962%, 1/15/48	505,000	504
Kubota Credit Owner Trust, Series 2014-1A, Class A4, 1.67%, 7/15/20 144A	1,500,000	1,495
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AM, 5.413%, 9/15/39	400,000	425
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	20,995	21
Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A4, 0.90%, 12/16/19	470,000	470
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AM, 5.29%, 11/12/37	360,000	370
ML-CFC Commercial Mortgage Trust, Series 2007-5, Class AM, 5.419%, 8/12/48	350,000	367

Structured Products (36.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
ML-CFC Commerical Mortgage Trust, Series 2006-4, Class AM, 5.204%, 12/12/49	210,000	224
Morgan Stanely Capital I Trust, Series 2006-T21, Class A4, 5.162%, 10/12/52	1,120,000	1,148
Morgan Stanley Bank of American Merrill Lynch Trust, Series 2014-C19, Class A1, 1.573%, 12/15/47	345,000	345
Morgan Stanley Capital I Trust, Series 2005-HQ6, Class AJ, 5.073%, 8/13/42	600,000	609
Nissan Auto Lease Trust, Series 2013-A, Class A3, 0.61%, 4/15/16	1,000,000	1,000
Nissan Auto Lease Trust, Series 2014-A, Class A4, 1.04%, 10/15/19	1,150,000	1,148
Nissan Auto Receivables Owner Trust, Series 2014-B, Class A3, 1.11%, 5/15/19	475,000	474
Residential Asset Securities Corp., Series 2006-KS4, Class A3, 0.319%, 6/25/36	667,380	663
Santander Drive Auto Receivables Trust, Series 2013-1, Class B, 1.16%, 1/15/16	665,000	667
Santander Drive Auto Receivables Trust, Series 2013-5, Class B, 1.55%, 10/15/18	925,000	928
Santander Drive Auto Receivables Trust, Series 2011-3, Class C, 3.09%, 5/15/17	90,621	91
Santander Drive Auto Receivables Trust, Series 2011-4, Class C, 3.82%, 8/15/17	332,275	336
Sierra Receivables Funding Co. LLC, Series 2013-3A, Class A, 2.20%, 10/20/30 144A	662,580	659
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A, 2.28%, 11/20/25 144A	547,752	552
Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.36%, 8/17/20	1,145,000	1,138

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	95

Short-Term Bond Portfolio

Structured Products (36.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A, 1.61%, 11/16/20	1,155,000	1,151
TIAA Seasoned Commerical Mortgage Trust, Series 2007-C4, Class AJ, 5.56%, 8/15/39	491,000	504
Toyota Auto Receivables Owners Trust, Series 2014-B, Class A4, 1.31%, 9/16/19	1,500,000	1,496
Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A3, 0.91%, 10/22/18	85,000	85

Structured Products (36.8%)	Shares/ $ Par	Value $ (000’s)
Volkswagen Auto Loan Enhanced Trust, Series 2013-2, Class A4, 1.16%, 3/20/20	1,150,000	1,141
Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A4, 1.45%, 9/21/20	425,000	422
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM, 5.339%, 11/15/48	916,000	976

Structured Products (36.8%)	Shares/ $ Par	Value $ (000’s)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AM, 5.72%, 5/15/43	496,000	522
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A1, 1.437%, 12/15/47	435,000	434
Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A2, 2.611%, 12/25/34	648,364	659

Total Structured Products
(Cost: $86,327)		86,261

Total Investments (98.5%)
(Cost: $230,938)(a)		230,895

Other Assets, Less Liabilities (1.5%)		3,592

Net Assets (100.0%)		234,487

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014 the value of these securities (in thousands) was $29,629 representing 12.6% of the net assets.

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $230,941 and the net unrealized depreciation of investments based on that cost was $46 which is comprised of $745 aggregate gross unrealized appreciation and $791 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2014, $12,960)	109	3/15	$(4)
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2014, $2,268)	18	3/15	(14)

(f)	Foreign Bond — par value is foreign denominated

MXN – Mexican New Peso

The Accompanying Notes are an Integral Part of the Financial Statements.

96	Short-Term Bond Portfolio

Short-Term Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Government & Agency Bonds	$-	$30,958	$-
Municipal Bonds	-	2,189	-
Corporate Bonds	-	111,487	-
Structured Products	-	84,347	1,914
Total Assets	$-	$228,981	$1,914
Liabilities:
Other Financial Instruments^
Futures	(18)	-	-
Total Liabilities	$(18)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

For the period December 31, 2014, there were transfers from a Level 3 to a Level 2 in the amount of $367 thousand. These transfers were the result of an increase in the availability of observable inputs for a security that was previously priced by a third party utilizing a broker quote.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2014. (Amounts in thousands)

Category	Market Value 12/31/13	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value 12/31/14	Net Change in Unrealized Appreciation/ (Depreciation) on Invetments Held at 12/31/14
Structured Products	$5,798	$155	$3,665	$—	$1	$(8)	$—	$367	$1,914	$5

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	97

Select Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$2.8 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Select Bond Portfolio (the “Portfolio”), has engaged Wells Capital Management, Inc. (“Wells Capital”) to act as sub-adviser for the Portfolio. Wells Capital was appointed sub-adviser to the Portfolio effective October 31, 2014. Prior to that time, the Portfolio was managed directly by Mason Street Advisors. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”) and up to 30% of net assets in foreign securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration (an aggregate measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) that is within 10% of the Barclays® U.S. Aggregate Index. The Portfolio uses a “bottom up,” fundamental, relative value investment approach to construct the portfolio of investments. The Portfolio invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

Market Overview

Higher risk assets began 2014 with mixed performance as the markets reacted to concerns about U.S and Chinese growth and geopolitical turmoil. Then risk premiums compressed while volatility edged toward all-time lows over the course of the second quarter. In the third quarter, volatility in markets returned. Concerns included uncertainty around monetary policy, geopolitical tensions and technical factors related to fixed-income flows.

A “flash rally” in Treasurys in October produced the most volatile month for rates since mid-2013. The Fed reaffirmed that a rate hike remains likely but data-dependent in 2015. Tumbling oil prices, weakening commodities, all-time lows in European bond yields, and highs in U.S. equities reflected the disparity between a strengthening U.S. economy and significant softness globally.

The Barclays® U.S. Aggregate Index posted a positive total return for the year, with positive returns across all sectors, on a relative basis led by tightening in commercial mortgage-backed securities, asset-backed securities, agencies, and agency mortgages, while credit was the sole sector that underperformed.

Portfolio Results

The Portfolio returned 5.56% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Barclays® U.S. Aggregate Index (the “Index”), returned 5.97%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio underperformed the 6.12% average return of its Corporate Debt Funds A-Rated peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

As noted above, prior to October 31, 2014, the Portfolio was managed by Mason Street Advisors. With respect to the period prior to October 31, 2014, the Portfolio underperformed the Index primarily due to duration and yield curve positioning. When compared to the Index, the Portfolio was short duration while interest rates dropped.

On a positive note, the Portfolio experienced positive security selection mainly within mortgage-backed securities and the credit sector.

The following attribution comments relate to the period October 31, 2014 through December 31, 2014, during which Wells Capital acted as the Portfolio’s sub-adviser.

The Portfolio underperformed the Index during the October 31, 2014 through December 31, 2014 period. Detractors to Portfolio performance included positions in the energy and pipelines sectors, due mainly to falling oil prices and supply pressure. Security selection within collateralized mortgage obligations, specifically positioning in lower coupons, detracted from performance as well. A sector overweight to commercial mortgage-backed securities and positions in credit cards asset-backed securities were also modest detractors from performance.

Security selection overall was a positive contributor to performance. In credit, contributors were concentrated in the health care, local government, and insurance segments. Security selection within hybrid adjustable-rate mortgages, fixed-rate mortgages and commercial mortgage-backed securities also contributed to performance.

98	Select Bond Portfolio

Select Bond Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of Wells Capital, the Portfolio’s sub-adviser.

Consistent with our bottom-up security selection process, we maintain a neutral duration. We maintain a modest underweight to mortgages, reflecting stretched valuations in some securities and potentially worsening supply/demand technicals. We maintain a small overweight to credit, navigating a choppy environment with diverse subsector impacts. We are modestly overweight the asset-backed securities and commercial mortgage-backed securities sectors on favorable dynamics versus agency mortgages. We believe we are well positioned and stand ready to take advantage of relative value trading opportunities as they arise.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Select Bond Portfolio	5.56%	4.37%	4.67%
Barclays® U.S. Aggregate Index	5.97%	4.45%	4.71%
Lipper® Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average	6.12%	5.21%	4.44%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purporse keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Select Bond Portfolio	99

Select Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/14

Security Description	% of Market Value
US Treasury, Various	33.1%
Federal National Mortgage Association, Various	12.1%
Government National Mortgage Association, Various	4.9%
Federal Home Loan Mortgage Corp, Various	3.1%
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15%, 7/15/21	1.3%
Federal National Mortgage Association TBA, 4.00%, 2/1/43	1.2%
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB, 3.407%, 11/15/47	1.1%
Verizon Communications, Inc., Various	1.0%
Federal National Mortgage Association Stripped, 3.00%, 8/25/42	0.9%
Federal National Mortgage Association, 4.00%, 6/25/39	0.8%

Sector Allocation 12/31/14

Sector Allocation is based on fixed income investments. Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States. The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

100	Select Bond Portfolio

Select Bond Portfolio

Schedule of Investments

December 31, 2014

Corporate Bonds (19.6%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.4%)
L-3 Communications Corp., 3.95%, 5/28/24	2,505,000	2,526
Litton Industries, Inc., 6.75%, 4/15/18	1,000,000	1,144
Northrop Grumman Corp., 3.25%, 8/1/23	4,160,000	4,191
Northrop Grumman Corp., 4.75%, 6/1/43	3,160,000	3,528

Total		11,389

Autos & Vehicle Parts (0.6%)
Daimler Finance North America LLC, 2.25%, 9/3/19 144A	170,000	169
Daimler Finance North America LLC, 2.875%, 3/10/21 144A	2,105,000	2,124
Daimler Finance North America LLC, 3.25%, 8/1/24 144A	565,000	569
Ford Motor Credit Co. LLC, 3.664%, 9/8/24	3,300,000	3,307
General Motors Co., 3.50%, 10/2/18	3,635,000	3,708
General Motors Co., 5.00%, 4/1/35	320,000	333
General Motors Co., 5.20%, 4/1/45	480,000	506
General Motors Financial Co., Inc., 3.50%, 7/10/19	1,860,000	1,899
Johnson Controls, Inc., 4.625%, 7/2/44	955,000	983
Johnson Controls, Inc., 4.95%, 7/2/64	955,000	985
Toyota Motor Credit Corp., 3.30%, 1/12/22	2,900,000	3,019

Total		17,602

Banking (5.0%)
American Express Co., 3.625%, 12/5/24	1,780,000	1,795
Australia & New Zealand Banking Group, Ltd., 4.50%, 3/19/24 144A	3,310,000	3,379
Bank of America Corp., 4.00%, 4/1/24	5,755,000	5,992
Bank of America Corp., 4.25%, 10/22/26	3,080,000	3,073
Bank of America Corp., 6.00%, 9/1/17	3,500,000	3,859
The Bank of Tokyo-Mitsubishi UFJ, Ltd., 2.35%, 9/8/19 144A	10,000,000	9,933
BB&T Corp., 2.45%, 1/15/20	5,745,000	5,722
BPCE SA, 5.70%, 10/22/23 144A	1,800,000	1,933

Corporate Bonds (19.6%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Citigroup, Inc., 1.55%, 8/14/17	5,185,000	5,170
Citigroup, Inc., 1.70%, 7/25/16	3,000,000	3,021
Citigroup, Inc., 3.75%, 6/16/24	2,290,000	2,339
Citigroup, Inc., 4.30%, 11/20/26	1,165,000	1,162
Credit Suisse of New York, 3.625%, 9/9/24	4,250,000	4,323
Fifth Third Bank, 4.75%, 2/1/15	2,000,000	2,006
The Goldman Sachs Group, Inc., 6.25%, 2/1/41	1,300,000	1,643
The Goldman Sachs Group, Inc., 6.75%, 10/1/37	1,300,000	1,635
HSBC Holdings PLC, 4.25%, 3/14/24	1,200,000	1,249
HSBC Holdings PLC, 5.25%, 3/14/44	2,000,000	2,240
HSBC USA, Inc., 2.375%, 11/13/19	6,395,000	6,393
ING Bank NV, 2.50%, 10/1/19 144A	7,000,000	7,045
ING Bank NV, 5.80%, 9/25/23 144A	2,800,000	3,106
Inter-American Development Bank, 4.375%, 1/24/44	1,045,000	1,289
Intesa Sanpaolo S.p.A, 2.375%, 1/13/17	4,000,000	4,035
JPMorgan Chase & Co., 2.20%, 10/22/19	4,155,000	4,119
JPMorgan Chase & Co., 4.125%, 12/15/26	5,000,000	5,005
JPMorgan Chase & Co., 4.85%, 2/1/44	2,000,000	2,219
Lazard Group LLC, 4.25%, 11/14/20	2,955,000	3,114
Lazard Group LLC, 6.85%, 6/15/17	4,000,000	4,453
Lloyds Banking Group PLC, 4.50%, 11/4/24	3,200,000	3,229
Morgan Stanley, 2.375%, 7/23/19	6,300,000	6,277
Morgan Stanley, 3.70%, 10/23/24	6,225,000	6,310
Morgan Stanley, 4.35%, 9/8/26	2,700,000	2,716
Murray Street Investment Trust I, 4.647%, 3/9/17	5,750,000	6,068
Royal Bank of Scotland Group PLC, 5.125%, 5/28/24	1,195,000	1,216
State Street Corp., 3.30%, 12/16/24	4,425,000	4,491

	Corporate Bonds (19.6%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	Sumitomo Mitsui Banking Corp., 1.35%, 7/11/17	5,000,000	4,953
	Sumitomo Mitsui Financial Group, Inc., 4.436%, 4/2/24 144A	1,775,000	1,838
	Synchrony Financial, 4.25%, 8/15/24	2,895,000	2,971
(d)	Washington Mutual Bank, 6.75%, 5/20/36	1,100,000	-
(d)	Washington Mutual Bank, 6.875%, 6/15/11	1,620,000	-

	Total		141,321

	Chemicals (0.4%)
	Albemarle Corp., 4.15%, 12/1/24	1,425,000	1,448
	Albemarle Corp., 5.45%, 12/1/44	1,350,000	1,453
	Eastman Chemical Co., 3.80%, 3/15/25	2,865,000	2,916
	Eastman Chemical Co., 4.65%, 10/15/44	1,315,000	1,346
	LYB International Finance BV, 4.875%, 3/15/44	1,255,000	1,291
	The Mosaic Co., 5.625%, 11/15/43	1,200,000	1,375
	Praxair, Inc., 3.55%, 11/7/42	2,000,000	1,947

	Total		11,776

	Consumer Products & Retailing (0.7%)
	Altria Group, Inc., 2.625%, 1/14/20	3,520,000	3,530
	Altria Group, Inc., 4.50%, 5/2/43	1,855,000	1,868
	Bed Bath & Beyond, Inc., 5.165%, 8/1/44	1,800,000	1,883
	LVMH Moet Hennessy Louis Vuitton SA, 1.625%, 6/29/17 144A	4,460,000	4,463
	Philip Morris International, Inc., 3.25%, 11/10/24	1,415,000	1,416
	Philip Morris International, Inc., 4.25%, 11/10/44	1,360,000	1,383
	Signet UK Finance PLC, 4.70%, 6/15/24	4,000,000	3,860

	Total		18,403

	Electric Utilities (1.2%)
	AEP Texas Central Co., 6.65%, 2/15/33	575,000	758
	Alabama Power Co., 3.95%, 6/1/21	2,000,000	2,179
	Alabama Power Co., 4.15%, 8/15/44	1,300,000	1,365

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	101

Select Bond Portfolio

Corporate Bonds (19.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Ameren Illinois Co., 4.30%, 7/1/44	1,550,000	1,659
Appalachian Power Co., 4.60%, 3/30/21	1,000,000	1,109
Berkshire Hathaway, 4.50%, 2/1/45 144A	1,875,000	1,962
Bruce Mansfield Unit, 6.85%, 6/1/34	776,290	847
CenterPoint Energy, Inc., 6.50%, 5/1/18	775,000	886
Commonwealth Edison Co., 5.875%, 2/1/33	215,000	270
Connecticut Light & Power Co., 5.65%, 5/1/18	320,000	359
Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54	1,195,000	1,309
Dayton Power & Light Co., 1.875%, 9/15/16	1,870,000	1,891
The Detroit Edison Co., 3.45%, 10/1/20	1,070,000	1,122
The Detroit Edison Co., 5.45%, 2/15/35	105,000	129
Dominion Resources, Inc., 4.70%, 12/1/44	1,925,000	2,049
Duke Energy Corp., 6.25%, 6/15/18	95,000	108
Duke Energy Ohio, Inc., 3.80%, 9/1/23	365,000	388
Entergy Gulf States Louisiana LLC, 3.78%, 4/1/25	2,000,000	2,082
Mississippi Power Co., 4.75%, 10/15/41	1,600,000	1,766
Northeast Utilities, 2.80%, 5/1/23	1,430,000	1,384
Northeast Utilities, 4.50%, 11/15/19	105,000	114
NV Energy, Inc., 6.25%, 11/15/20	900,000	1,057
Ohio Power Co., 5.375%, 10/1/21	1,000,000	1,157
Pacific Gas & Electric Co., 5.625%, 11/30/17	535,000	595
Public Service Electric & Gas Co., 3.05%, 11/15/24	1,545,000	1,551
Puget Energy, Inc., 5.625%, 7/15/22	1,000,000	1,157
Puget Sound Energy, Inc., 6.274%, 3/15/37	950,000	1,284
Southern Electric Generating Co., 2.20%, 12/1/18 144A	1,715,000	1,728
Southwestern Electric Power Co., 3.55%, 2/15/22	1,300,000	1,333
Tampa Electric Co., 5.40%, 5/15/21	630,000	736

Corporate Bonds (19.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Virginia Electric & Power Co., 5.40%, 4/30/18	115,000	129

Total		34,463

Energy (0.7%)
Canadian Oil Sands, Ltd., 6.00%, 4/1/42 144A	1,635,000	1,476
ConocoPhillips Co., 2.875%, 11/15/21	2,285,000	2,308
ConocoPhillips Co., 4.15%, 11/15/34	555,000	570
ConocoPhillips Co., 4.30%, 11/15/44	2,710,000	2,835
Continental Resources, Inc., 4.50%, 4/15/23	4,045,000	3,847
Diamond Offshore Drilling, Inc., 4.875%, 11/1/43	900,000	767
Rowan Cos., 5.40%, 12/1/42	1,590,000	1,385
Talisman Energy, Inc., 3.75%, 2/1/21	2,350,000	2,273
Weatherford International, Ltd., 4.50%, 4/15/22	1,500,000	1,335
Weatherford International, Ltd., 5.95%, 4/15/42	2,000,000	1,693

Total		18,489

Finance (0.1%)
General Electric Capital Corp., 5.875%, 1/14/38	2,475,000	3,132

Total		3,132

Food & Beverage (0.8%)
Anheuser-Busch InBev Finance, Inc., 2.15%, 2/1/19	4,500,000	4,518
Anheuser-Busch InBev Finance, Inc., 2.625%, 1/17/23	2,180,000	2,116
Pernod-Ricard SA, 5.75%, 4/7/21 144A	4,050,000	4,652
Tyson Foods, Inc., 4.50%, 6/15/22	4,510,000	4,883
WM Wrigley Jr. Co., 2.00%, 10/20/17 144A	1,145,000	1,154
WM Wrigley Jr. Co., 2.40%, 10/21/18 144A	320,000	322
WM Wrigley Jr. Co., 2.90%, 10/21/19 144A	760,000	770
WM Wrigley Jr. Co., 3.375%, 10/21/20 144A	3,490,000	3,567

Total		21,982

Foreign Agencies (0.2%)
Pemex Project Funding Master Trust, 6.625%, 6/15/35	460,000	531
Statoil ASA, 2.25%, 11/8/19	2,575,000	2,576

Corporate Bonds (19.6%)	Shares/ $ Par	Value $ (000’s)

Foreign Agencies continued
Statoil ASA, 2.90%, 11/8/20	3,000,000	3,069

Total		6,176

Healthcare (0.5%)
McKesson Corp., 3.796%, 3/15/24	1,900,000	1,952
Medtronic, Inc., 2.50%, 3/15/20 144A	1,975,000	1,980
Medtronic, Inc., 3 .15%, 3/15/22 144A	3,030,000	3,069
Medtronic, Inc., 4 .375%, 3/15/35 144A	1,349,000	1,431
Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	3,680,000	3,659
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	1,900,000	1,903
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	1,500,000	1,549

Total		15,543

Insurance (0.8%)
ACE INA Holdings, Inc., 3.35%, 5/15/24	895,000	904
Alleghany Corp., 4.90%, 9/15/44	390,000	409
American International Group, Inc., 3.375%, 8/15/20	2,180,000	2,265
American International Group, Inc., 4.50%, 7/16/44	1,385,000	1,463
American International Group, Inc., 8.175%, 5/15/58	800,000	1,084
Anthem, Inc., 5.10%, 1/15/44	1,000,000	1,124
Liberty Mutual Group, Inc., 4.85%, 8/1/44 144A	2,015,000	2,048
Markel Corp., 3.625%, 3/30/23	805,000	810
Markel Corp., 4.90%, 7/1/22	20,000	22
MetLife, Inc., 1.903%, 12/15/17	1,650,000	1,654
Nationwide Financial Services, Inc., 5.30%, 11/18/44 144A	3,100,000	3,270
Prudential Financial, Inc., 4.60%, 5/15/44	690,000	727
Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44 144A	1,435,000	1,599
WellPoint, Inc., 3.125%, 5/15/22	3,770,000	3,768
WellPoint, Inc., 3.50%, 8/15/24	2,010,000	2,025
WellPoint, Inc., 3.70%, 8/15/21	75,000	78

The Accompanying Notes are an Integral Part of the Financial Statements.

102	Select Bond Portfolio

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Corporate Bonds (19.6%)	Shares/ $ Par	Value $ (000’s)

Insurance continued
WellPoint, Inc., 4.35%, 8/15/20	35,000	38

Total		23,288

Media (1.2%)
British Sky Broadcasting Group PLC, 3.75%, 9/16/24 144A	3,240,000	3,260
Cox Enterprise, Inc., 4.80%, 2/1/35 144A	2,260,000	2,355
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22	3,000,000	3,052
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.95%, 1/15/25	4,090,000	4,122
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.45%, 4/1/24	3,100,000	3,243
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21	245,000	262
Grupo Televisa SAB, 5.00%, 5/13/45	1,505,000	1,531
Outerwall, Inc., 5.875%, 6/15/21 144A	1,325,000	1,236
Scripps Networks Interactive, Inc., 2.75%, 11/15/19	1,875,000	1,883
Scripps Networks Interactive, Inc., 3.90%, 11/15/24	3,400,000	3,462
Thomson Reuters Corp., 3.85%, 9/29/24	3,300,000	3,336
Viacom, Inc., 4.85%, 12/15/34	4,390,000	4,493
Viacom, Inc., 5.25%, 4/1/44	1,140,000	1,205

Total		33,440

Metals & Mining (0.2%)
Barrick Gold Corp., 4.10%, 5/1/23	1,355,000	1,319
BHP Hilliton Finance USA, Ltd., 5.00%, 9/30/43	1,140,000	1,292
Freeport-McMoRan, Inc., 4.55%, 11/14/24	2,860,000	2,777
Freeport-McMoRan, Inc., 5.40%, 11/14/34	905,000	882

Total		6,270

Oil & Gas (0.6%)
BP Capital Markets PLC, 3.535%, 11/4/24	1,260,000	1,253
BP Capital Markets PLC, 3.814%, 2/10/24	380,000	382

Corporate Bonds (19.6%)	Shares/ $ Par	Value $ (000’s)

Oil & Gas continued
Chevron Corp., 2.193%, 11/15/19	2,845,000	2,856
Kerr-McGee Corp., 6.95%, 7/1/24	5,125,000	6,264
Phillips 66, 4.875%, 11/15/44	3,735,000	3,823
Total Capital International SA, 1.50%, 2/17/17	600,000	604
Total Capital International SA, 2.75%, 6/19/21	1,625,000	1,631
Total Capital SA, 2.125%, 8/10/18	1,500,000	1,512

Total		18,325

Pharmaceuticals (0.9%)
AbbVie, Inc., 4.40%, 11/6/42	1,835,000	1,893
Actavis Funding SCS, 3.85%, 6/15/24	700,000	704
Actavis Funding SCS, 4.85%, 6/15/44	2,040,000	2,070
Amgen, Inc., 1.25%, 5/22/17	6,255,000	6,206
Amgen, Inc., 3.625%, 5/22/24	2,345,000	2,383
Amgen, Inc., 5.375%, 5/15/43	515,000	598
Celgene Corp., 3.625%, 5/15/24	2,585,000	2,640
Celgene Corp., 5.25%, 8/15/43	1,395,000	1,576
Forest Laboratories, Inc., 4.375%, 2/1/19 144A	3,365,000	3,555
Merck & Co., Inc., 4.75%, 3/1/15	500,000	503
Mylan, Inc., 5.40%, 11/29/43	1,265,000	1,404
Perrigo Finance PLC, 3.90%, 12/15/24	2,970,000	3,024

Total		26,556

Pipelines (1.1%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	270,000	302
Dominion Gas Holdings LLC, 4.60%, 12/15/44	1,865,000	1,954
El Paso Pipeline Partners Operating Co. LLC, 4.30%, 5/1/24	3,200,000	3,206
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21	4,370,000	4,596
Energy Transfer Partners LP, 6.50%, 2/1/42	890,000	1,023
EnLink Midstream Partners, 5.05%, 4/1/45	2,265,000	2,188
Enterprise Products Operating LLC, 3.75%, 2/15/25	1,915,000	1,922

Corporate Bonds (19.6%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Enterprise Products Operating LLC, 4.85%, 3/15/44	2,135,000	2,226
Kinder Morgan Energy Partners LP, 3.50%, 3/1/21	1,665,000	1,638
Kinder Morgan Energy Partners LP, 4.15%, 2/1/24	1,650,000	1,646
Kinder Morgan, Inc., 4.30%, 6/1/25	250,000	250
Kinder Morgan, Inc., 5.30%, 12/1/34	880,000	893
Kinder Morgan, Inc., 5.55%, 6/1/45	2,140,000	2,192
NiSource Finance Corp., 6.125%, 3/1/22	1,000,000	1,186
Oneok Partners LP, 5.00%, 9/15/23	1,005,000	1,050
Plains All American Pipeline, 4.90%, 2/15/45	2,195,000	2,231
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45	3,435,000	3,473

Total		31,976

Real Estate Investment Trusts (0.7%)
DDR Corp., 3.375%, 5/15/23	3,705,000	3,592
DDR Corp., 4.625%, 7/15/22	3,847,000	4,107
Federal Realty Investment Trust, 2.75%, 6/1/23	2,500,000	2,408
Healthcare Trust of America Holdings LP, 3.70%, 4/15/23	1,511,000	1,495
Mid-America Apartments LP, 4.30%, 10/15/23	2,440,000	2,567
Tanger Properties LP, 3.75%, 12/1/24	1,445,000	1,456
WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, 9/17/19 144A	1,500,000	1,500
WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.75%, 9/17/24 144A	2,165,000	2,197

Total		19,322

Services (0.4%)
Alibaba Group Holding, Ltd., 2.50%, 11/28/19 144A	3,695,000	3,645
Alibaba Group Holding, Ltd., 3.60%, 11/28/24 144A	2,795,000	2,772
Amazon.com, Inc., 4.95%, 12/5/44	1,355,000	1,400

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (19.6%)	Shares/ $ Par	Value $ (000’s)

Services continued
MasterCard, Inc., 3.375%, 4/1/24	2,915,000	2,992

Total		10,809

Technology (0.9%)
Anixter, Inc., 5.125%, 10/1/21	1,500,000	1,500
Apple, Inc., 2.85%, 5/6/21	6,765,000	6,920
Apple, Inc., 3.45%, 5/6/24	2,945,000	3,084
Apple, Inc., 4.45%, 5/6/44	1,755,000	1,934
Broadcom Corp., 4.50%, 8/1/34	665,000	697
NCR Corp., 4.625%, 2/15/21	1,200,000	1,164
NCR Corp., 5.875%, 12/15/21	400,000	411
Oracle Corp., 2.50%, 10/15/22	1,500,000	1,461
Oracle Corp., 3.40%, 7/8/24	2,645,000	2,704
Oracle Corp., 4.30%, 7/8/34	3,240,000	3,469
Oracle Corp., 4.50%, 7/8/44	780,000	847

Total		24,191

Telecommunications (1.7%)
America Movil SAB de CV, 5.00%, 3/30/20	1,330,000	1,467
American Tower Corp., 3.45%, 9/15/21	3,000,000	2,949
American Tower Corp., 3.50%, 1/31/23	3,040,000	2,937
AT&T, Inc., 3.00%, 2/15/22	1,000,000	981
AT&T, Inc., 4.30%, 12/15/42	1,475,000	1,402
AT&T, Inc., 4.35%, 6/15/45	2,495,000	2,352
AT&T, Inc., 4.80%, 6/15/44	1,475,000	1,503
AT&T, Inc., 5.55%, 8/15/41	1,260,000	1,404
CenturyLink, Inc., 5.15%, 6/15/17	1,200,000	1,257
Rogers Communications, Inc., 5.45%, 10/1/43	1,115,000	1,280
Verizon Communications, Inc., 2.50%, 9/15/16	3,185,000	3,256
Verizon Communications, Inc., 3.50%, 11/1/24	3,125,000	3,070
Verizon Communications, Inc., 4.40%, 11/1/34	9,084,000	9,029
Verizon Communications, Inc., 4.50%, 9/15/20	3,000,000	3,257
Verizon Communications, Inc., 4.862%, 8/21/46 144A	1,315,000	1,351
Verizon Communications, Inc., 5.15%, 9/15/23	5,895,000	6,510

Corporate Bonds (19.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Verizon Communications, Inc., 6.25%, 4/1/37	855,000	1,049
Verizon Communications, Inc., 6.35%, 4/1/19	2,000,000	2,318
Verizon Communications, Inc., 6.40%, 9/15/33	1,578,000	1,944

Total		49,316

Transportation (0.5%)
A.P. Moeller-Maersk A/S, 3.75%, 9/22/24 144A	675,000	693
Canadian National Railway Co., 5.85%, 11/15/17	265,000	297
CSX Corp., 5.60%, 5/1/17	1,245,000	1,362
ERAC USA Finance LLC, 3.85%, 11/15/24 144A	1,235,000	1,253
ERAC USA Finance LLC, 5.625%, 3/15/42 144A	4,410,000	5,148
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.05%, 1/9/20 144A	4,865,000	4,861

Total		13,614

Total Corporate Bonds
(Cost: $551,555)		557,383

Governments (37.7%)

Governments (36.1%)
Federal Home Loan Bank, 0.50%, 9/28/16	3,440,000	3,431
Federal National Mortgage Association, 0.00%, 10/9/19	7,000,000	6,294
US Treasury, 0.375%, 10/31/16	443,745,000	441,907
US Treasury, 0.50%, 9/30/16	23,670,000	23,642
US Treasury, 0.625%, 12/31/16	38,976,000	38,924
US Treasury, 0.875%, 11/15/17	28,559,000	28,423
US Treasury, 1.00%, 12/15/17	11,941,000	11,913
US Treasury, 1.50%, 5/31/19	12,714,000	12,682
US Treasury, 1.50%, 10/31/19	148,125,000	147,222
US Treasury, 1.50%, 11/30/19	753,000	748
US Treasury, 1.625%, 12/31/19	49,303,000	49,230
US Treasury, 1.75%, 9/30/19	118,031,000	118,723
US Treasury, 1.875%, 11/30/21	7,718,000	7,673
US Treasury, 2.25%, 11/15/24	40,454,000	40,726
US Treasury, 3.00%, 11/15/44	1,851,000	1,945

Governments (37.7%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury, 3.125%, 8/15/44	18,269,000	19,668
US Treasury, 3.375%, 5/15/44	31,492,000	35,453
US Treasury Stripped, 0.00%, 5/15/34	61,400,000	36,323
Yankee Sovereign (1.6%)
Federative Republic of Brazil, 5.00%, 1/27/45	720,000	706
Israel Government AID Bond, 5.50%, 4/26/24	11,750,000	14,568
Mexico Government International Bond, 3.60%, 1/30/25	1,645,000	1,639
Republic of Paraguay, 6.10%, 8/11/44 144A	3,005,000	3,200
Slovakia Government International Bond, 4.375%, 5/21/22 144A	7,300,000	7,895
Slovenia Government International Bond, 5.25%, 2/18/24 144A	5,350,000	5,878
Slovenia Government International Bond, 5.50%, 10/26/22 144A	3,500,000	3,881
Slovenia Government International Bond, 5.85%, 5/10/23 144A	1,500,000	1,696
United Mexican States, 5.75%, 10/12/10	6,565,000	7,057

Total Governments
(Cost: $1,065,893)		1,071,447

Municipal Bonds (2.4%)

Municipal Bonds (2.4%)
American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	3,330,000	4,187
Bay Area Toll Authority San Francisco Bay Area Toll Bridge, Series 2009-F, 6.263%, 4/1/49 RB	175,000	247
Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	2,625,000	3,117
Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	910,000	1,052
The City of New York, Series C-1, 5.517%, 10/1/37 GO	1,500,000	1,832
County of Clark Department of Aviation, , 6.82%, 7/1/45 RB	2,900,000	4,253
Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	3,000,000	3,700

The Accompanying Notes are an Integral Part of the Financial Statements.

104	Select Bond Portfolio

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Municipal Bonds (2.4%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	3,000,000	3,593
Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	505,000	642
Energy Northwest, Series E, 2.197%, 7/1/19 RB	2,680,000	2,677
Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 1.298%, 7/1/16 RB	20,000	20
Florida Hurricane Catastrophe Fund Finance Corp., Series 2013A, 2.107%, 7/1/18 RB	90,000	91
The Illinois State Toll Highway Authority, Series A, 6.184%, 1/1/34 RB	280,000	362
Los Angeles Community College District, Series 2010-E, 6.75%, 8/1/49 GO	2,785,000	4,151
Los Angeles Unified School District, Series RY, 6.758%, 7/1/34 GO	1,500,000	2,090
Louisiana Public Facilities Authority, Series 2008, 6.55%, 8/1/20 RB	4,800,000	5,395
Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	500,000	683
Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	1,000,000	1,526
Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	3,830,000	4,213
New Jersey Turnpike Authority, Series 2010, 7.102%, 1/1/41 RB	3,295,000	4,779
New Jersey Turnpike Authority, Series 2009F, 7.414%, 1/1/40 RB	800,000	1,202
New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	1,102,000	1,401
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	295,000	389
North Texas Tollway Authority, Series 2009-B, 6.718%, 1/1/49 RB	3,285,000	4,756

Municipal Bonds (2.4%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB, GO OF AUTH	2,500,000	2,828
State of California, Series A, 4.988%, 4/1/39 GO	2,280,000	2,465
State of California, Series 2010, 5.70%, 11/1/21 GO	2,000,000	2,369
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	900,000	1,053
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	2,100,000	2,871

Total Municipal Bonds
(Cost: $62,332)		67,944

Structured Products (48.4%)

Structured Products (48.4%)
Ally Auto Receivables Trust, Series 2013-1, Class A3, 0.63%, 5/15/17	5,045,976	5,047
Ally Auto Receivables Trust, Series 2012-2, Class C, 2.26%, 7/16/18 144A	990,000	999
Ally Master Owner Trust, Series 2014-5, Class A1, 0.651%, 10/15/19	18,542,000	18,542
Ally Master Owner Trust, Series 2012-5, Class A, 1.54%, 9/15/19	10,000,000	9,924
American Express Credit Account Master Trust, Series 2012-1, Class A, 0.431%, 1/15/20	10,000,000	9,994
American Express Credit Account Master Trust, Series 2013-2, Class A, 0.581%, 5/17/21	1,626,000	1,630
American Express Credit Account Master Trust, Series 2012-2, Class A, 0.68%, 3/15/18	16,264,000	16,276
American Express Credit Account Master Trust, Series 2014-3, Class A, 1.49%, 4/15/20	6,575,000	6,581
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.43%, 2/14/43 IO	5,592,952	106

Structured Products (48.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 1.92%, 9/20/19 144A	3,422,000	3,386
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.10%, 3/20/19 144A	2,329,000	2,330
BA Credit Card Trust, Series 2014-A3, Class A, 0.451%, 1/15/20	5,000,000	4,999
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class A5A, 4.933%, 7/10/45	3,897,000	3,934
Bank of America Credit Card Trust, Series 2014-A2, Class A, 0.431%, 9/16/19	11,531,000	11,510
Bank of the West Auto Trust, Series 2014-1, Class A3, 1.09%, 3/15/19 144A	2,384,000	2,385
Bank of the West Auto Trust, Series 2014-1, Class A4, 1.65%, 3/16/20 144A	3,164,000	3,158
Capital Auto Receivables Asset Trust, Series 2013-4, Class A2, 0.85%, 2/21/17	750,000	750
Capital Auto Receivables Asset Trust, Series 2014-1, Class A, 0.96%, 4/20/17	3,675,000	3,679
Capital Auto Receivables Asset Trust, Series 2013-1, Class A4, 0.97%, 1/22/18	17,250,000	17,241
Capital Auto Receivables Asset Trust, Series 2014-3, Class A2, 1.18%, 12/20/17	9,740,000	9,740
Capital Auto Receivables Asset Trust, Series 2014-1, Class A3, 1.32%, 6/20/18	9,528,000	9,564
Capital One Multi-Asset Execution Trust, Series 2014-A2, Class A2, 1.26%, 1/15/20	1,530,000	1,528
Chase Issuance Trust, Series 2007-A2, Class A2, 0.211%, 4/15/19	10,815,000	10,755
Chase Issuance Trust, Series 2013-A3, Class A3, 0.441%, 4/15/20	5,328,000	5,310
Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	5,000,000	4,998

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (48.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Chase Issuance Trust, Series 2013-A6, Class A6, 0.581%, 7/15/20	9,800,000	9,816
Chase Issuance Trust, Series 2013-A9, Class A, 0.581%, 11/16/20	4,400,000	4,409
Chase Issuance Trust, Series 2013-A7, Class A, 0.591%, 9/15/20	11,246,000	11,278
Chase Issuance Trust, Series 2013-A8, Class A8, 1.01%, 10/15/18	6,265,000	6,265
Chase Issuance Trust, Series 2014-A1, Class A, 1.15%, 1/15/19	4,600,000	4,598
Chase Issuance Trust, Series 2012-A4, Class A4, 1.58%, 8/16/21	3,235,000	3,166
Citibank Credit Card Issuance Trust, Series 2014-A3, Class A3, 0.358%, 5/9/18	22,764,000	22,764
Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 0.592%, 9/10/20	6,545,000	6,544
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15%, 7/15/21	40,602,000	40,630
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class A4, 4.131%, 11/10/46	475,000	516
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	329,749	334
Commercial Mortgage Trust Pass-Through Certificates, Series 2014-UBS6, Class ASB, 3.387%, 12/10/47	3,518,000	3,631
Commercial Mortgage Trust Pass-Through Certificates, Series 2014-UBS4, Class A5, 3.694%, 8/10/47	6,410,000	6,676
Commercial Mortgage Trust Pass-Through Certificates, Series 2014-CR19, Class A5, 3.796%, 8/10/47	3,055,000	3,225
Commercial Mortgage Trust Pass-Through Certificates, Series 2014-LC15, Class A4, 4.006%, 4/10/47	8,000,000	8,598

Structured Products (48.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Commercial Mortgage Trust Pass-Through Certificates, Series 2014-UBS6, Class AM, 4.048%, 12/10/47	3,411,000	3,547
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4, Class A6, 2.50%, 7/25/43 144A	7,142,650	7,017
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,995,149	2,077
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002%, 11/10/46 144A	9,675,000	10,910
Discover Card Execution Note Trust, Series 2013-A5, Class A5, 1.04%, 4/15/19	9,000,000	8,991
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 1.36%, 2/15/31 IO	6,709,082	56
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.688%, 10/15/30 IO 144A	57,248	-
Federal Home Loan Mortgage Corp., 2.873%, 11/1/44	2,522,000	2,600
Federal Home Loan Mortgage Corp., 2.88%, 12/1/44	2,109,071	2,175
Federal Home Loan Mortgage Corp., 2.91%, 11/1/44	683,000	705
Federal Home Loan Mortgage Corp., 3.00%, 7/15/43	19,172,652	19,444
Federal Home Loan Mortgage Corp., 3.50%, 12/1/29	897,000	955
Federal Home Loan Mortgage Corp., 3.50%, 11/1/42	43,915,876	45,836
Federal Home Loan Mortgage Corp., 4.00%, 10/1/29	14,874,607	16,033
Federal Home Loan Mortgage Corp., 4.00%, 8/1/31	595,593	642
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	612,140	647
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	5,132,283	5,719

	Structured Products (48.4%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	1,004,776	1,095
	Federal Home Loan Mortgage Corp., 7.00%, 12/1/35	107,369	125
(n)	Federal Home Loan Mortgage Corp., 2.63%, 1/1/45	5,152,000	5,271
(n)	Federal Home Loan Mortgage Corp., 2.70%, 2/1/45	3,808,000	3,924
(n)	Federal Home Loan Mortgage Corp., 2.73%, 1/1/45	30,000,000	30,788
(n)	Federal Home Loan Mortgage Corp., 2.73%, 2/1/45	3,810,000	3,933
(n)	Federal Home Loan Mortgage Corp., 2.75%, 2/1/45	3,938,000	4,072
(n)	Federal Home Loan Mortgage Corp., 2.80%, 2/1/45	3,810,000	3,940
	Federal National Mortgage Association, 2.516%, 1/1/43	9,267,867	9,350
	Federal National Mortgage Association, 2.70%, 1/1/45	3,938,000	4,047
	Federal National Mortgage Association, 2.76%, 12/1/44	4,789,000	4,935
	Federal National Mortgage Association, 2.799%, 12/1/44	2,000,000	2,063
	Federal National Mortgage Association, 2.815%, 11/1/44	11,062,412	11,411
	Federal National Mortgage Association, 2.99%, 11/1/43	26,378,735	27,225
	Federal National Mortgage Association, 3.50%, 12/1/29	3,075,000	3,272
	Federal National Mortgage Association, 3.50%, 1/1/30	6,237,000	6,647
	Federal National Mortgage Association, 3.50%, 7/1/42	1,133,808	1,184
	Federal National Mortgage Association, 3.50%, 9/1/42	2,112,203	2,205
	Federal National Mortgage Association, 3.50%, 4/1/43	1,541,985	1,610
	Federal National Mortgage Association, 3.50%, 7/1/43	1,972,951	2,060

The Accompanying Notes are an Integral Part of the Financial Statements.

106	Select Bond Portfolio

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	Structured Products (48.4%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Federal National Mortgage Association, 4.00%, 8/1/33	6,594,850	7,115
	Federal National Mortgage Association, 4.00%, 11/1/29	24,713,029	26,456
	Federal National Mortgage Association, 4.00%, 5/1/34	56,570,184	60,982
	Federal National Mortgage Association, Series 2013-91, Class CA, 4.00%, 4/25/39	22,144,918	23,648
	Federal National Mortgage Association, Series 2013-133, Class AB, 4.00%, 6/25/39	22,238,804	23,802
	Federal National Mortgage Association, 4.00%, 1/1/43	10,737,794	11,582
	Federal National Mortgage Association, 4.50%, 6/1/19	3,350,131	3,550
	Federal National Mortgage Association, 4.50%, 12/1/19	319,742	337
	Federal National Mortgage Association, 4.50%, 11/1/44	8,328,018	9,232
	Federal National Mortgage Association, 5.00%, 7/1/41	3,203,946	3,616
	Federal National Mortgage Association, 5.50%, 11/1/35	5,436,427	6,138
	Federal National Mortgage Association, 5.50%, 8/1/41	1,074,313	1,203
	Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	5,395,442	5,970
	Federal National Mortgage Association, 6.50%, 7/1/37	3,412,292	3,886
	Federal National Mortgage Association, 6.50%, 9/1/37	1,218,576	1,420
	Federal National Mortgage Association, 6.75%, 4/25/18	74,446	77
	Federal National Mortgage Association Strip, Series 411, Class A3, 3.00%, 8/25/42	27,490,290	27,325
	Federal National Mortgage Association TBA, 2.50%, 1/1/28	1,000,000	1,018
(n)	Federal National Mortgage Association, 2.73%, 2/1/45	1,928,000	1,987

	Structured Products (48.4%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
(n)	Federal National Mortgage Association, 2.75%, 2/1/45	3,823,000	3,935
	Federal National Mortgage Association TBA, 3.00%, 6/4/18	10,800,000	10,925
	Federal National Mortgage Association TBA, 3.00%, 2/1/28	14,000,000	14,526
	Federal National Mortgage Association TBA, 3.00%, 1/1/30	27,900,000	29,000
	Federal National Mortgage Association TBA, 3.50%, 1/1/43	13,100,000	13,656
	Federal National Mortgage Association TBA, 3.50%, 2/1/43	21,700,000	22,562
	Federal National Mortgage Association TBA, 4.00%, 2/1/43	34,600,000	36,832
	Federal National Mortgage Association TBA, 4.00%, 11/1/44	8,300,000	8,858
	Federal National Mortgage Association TBA, 4.50%, 1/1/44	50,100,000	54,382
	Ford Credit Auto Owner Trust, Series 2013-B, Class A3, 0.57%, 10/15/17	4,088,535	4,088
	Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	4,150,000	4,147
	Ford Credit Auto Owner Trust, Series 2013-D, Class A4, 1.11%, 2/15/19	3,500,000	3,490
	Ford Credit Auto Owner Trust, Series 2014-A, Class A4, 1.29%, 4/15/19	5,075,000	5,076
	Ford Credit Auto Owner Trust, Series 2014-1, Class A, 2.26%, 11/15/25 144A	6,931,000	6,968
	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.31%, 4/15/26	6,260,000	6,276
	Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1, 1.20%, 2/15/19	1,500,000	1,496
	Government National Mortgage Association, 3.00%, 1/1/45	33,800,000	34,565
	Government National Mortgage Association, 3.50%, 1/1/45	58,100,000	60,987
	Government National Mortgage Association, 3.50%, 2/1/45	13,900,000	14,556

Structured Products (48.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Government National Mortgage Association, 4.00%, 1/1/45	15,500,000	16,619
Government National Mortgage Association, 4.00%, 2/1/45	21,400,000	22,899
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A1, 1.144%, 5/10/45	990,413	993
GS Mortgage Securities Corp. II, Series 2012-GC3, Class A2, 3.645%, 3/10/44	2,450,404	2,509
GS Mortgage Securities Trust, Series 2014-GC26, Class AAB, 3.365%, 11/10/47	2,187,000	2,260
GS Mortgage Securities Trust, Series 2014-GC18, Class AAB, 3.648%, 1/10/47	65,000	68
GS Mortgage Securities Trust, Series 2013-GC16, Class A4, 4.271%, 11/10/46	10,000,000	10,961
GS Mortgage Securities Trust, Series 2009-RR1, Class CSA, 5.286%, 12/17/39 144A	1,119,752	1,181
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3, 0.77%, 5/15/17	3,757,000	3,760
Honda Auto Receivables Owner Trust, Series 2012-2, Class A4, 0.91%, 5/15/18	1,450,000	1,452
Honda Auto Receivables Owner Trust, Series 2014-4, Class A4, 1.46%, 10/15/20	3,287,000	3,279
Hyundai Auto Receivables Trust, Series 2013-C, Class A3, 1.01%, 2/15/18	3,000,000	3,009
Hyundai Auto Receivables Trust, Series 2011-B, Class D, 3.51%, 11/15/17	2,455,000	2,513
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Series 2010-1, Class A1, 5.314%, 1/25/51 144A	6,384,682	7,313
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A1, 1.031%, 5/15/45	3,300,987	3,305

The Accompanying Notes are an Integral Part of the Financial Statements.

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Select Bond Portfolio

Structured Products (48.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB, 3.407%, 11/15/47	32,477,000	33,749
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	1,902,361	2,023
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class ASB, 5.857%, 2/15/51	2,596,439	2,732
MASTR Asset Securitization Trust, Series 2004-9, Class 6A1, 5.00%, 9/25/19	122,625	125
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	391,839	397
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	327,216	341
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 0.421%, 8/16/21	4,398,000	4,377
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4, 5.047%, 7/12/38	4,797,000	4,838
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AM, 5.288%, 11/12/37	3,330,000	3,419
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	191,588	205
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class ASB, 3.654%, 4/15/47	65,000	68
Navient Student Loan Trust, Series 2014-1, Class A2, 0.465%, 3/27/23	1,350,000	1,345
Navient Student Loan Trust, Series 2014-8, Class A2, 0.595%, 4/25/23	10,153,000	10,158
Navient Student Loan Trust, Series 2014-8, Class B, 1.655%, 7/26/49	2,092,000	2,028
Nelnet Student Loan Trust, Series 2004-4, Class A5, 0.394%, 1/25/37	4,812,494	4,760

Structured Products (48.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Oncor Electric Delivery Transition Bond Co., Series 2004-1, Class A3, 5.29%, 5/15/18	2,591,249	2,695
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.50%, 10/25/18	104,883	107
Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.00%, 5/25/43 144A	3,754,968	3,705
Sequoia Mortgage Trust, Series 2011-2, Class A1, 3.90%, 9/25/41	1,698,671	1,733
SLM Private Education Loan Trust, Series 2014-A, Class A1, 0.761%, 7/15/22 144A	2,905,501	2,904
SLM Private Education Loan Trust, Series 2011-C, Class A1, 1.561%, 12/15/23 144A	5,559,444	5,589
SLM Private Education Loan Trust, Series 2012-D, Class A2, 2.95%, 2/15/46	4,356,000	4,476
SLM Private Education Loan Trust, Series 2011-B, Class A2, 3.74%, 2/15/29	3,590,000	3,764
SLM Private Education Loan Trust, Series 2012-A, Class A2, 3.83%, 1/17/45	1,945,000	2,045
SLM Private Education Loan Trust, Series 2011-A, Class A2, 4.37%, 4/17/28	1,400,000	1,492
SLM Student Loan Trust, Series 2006-9, Class A4, 0.304%, 10/25/22	3,303,752	3,298
SLM Student Loan Trust, Series 2005-5, Class A3, 0.334%, 4/25/25	1,721,145	1,714
SLM Student Loan Trust, Series 2007-2, Class B, 0.404%, 7/25/25	1,426,000	1,287
SLM Student Loan Trust, Series 2013-6, Class A1, 0.435%, 2/25/19	3,566,235	3,566
SLM Student Loan Trust, Series 2012-5, Class A2, 0.47%, 6/25/19	19,083,820	19,080
SLM Student Loan Trust, Series 2014-2, Class A2, 0.519%, 10/25/21	5,367,000	5,346
SLM Student Loan Trust, Series 2014-1, Class A2, 0.549%, 7/26/21	950,000	950
SLM Student Loan Trust, Series 2012-6, Class A3, 0.919%, 5/26/26	20,950,000	21,056

Structured Products (48.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
SLM Student Loan Trust, Series 2012-6, Class B, 1.17%, 4/27/43	3,000,000	2,803
SLM Student Loan Trust, Series 2012-7, Class B, 1.969%, 9/25/43	4,250,000	4,257
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A4, 1.31%, 9/16/19	3,750,000	3,740
Toyota Auto Receivables Owner Trust, Series 2013-B, Class A4, 1.46%, 1/15/19	5,000,000	5,042
Trade MAPS, Ltd., Series 2013-1A, Class A, 0.862%, 12/10/18 144A	9,100,000	9,112
World Financial Network Credit Card Master Trust, Series 2014-B, Class A, 0.61%, 7/15/19	3,063,000	3,062

Total Structured Products
(Cost: $1,370,270)		1,374,505

Total Investments (108.1%)
(Cost: $3,050,050)(a)		3,071,279

Other Assets, Less Liabilities (-8.1%)		(230,123)

Net Assets (100.0%)		2,841,156

The Accompanying Notes are an Integral Part of the Financial Statements.

108	Select Bond Portfolio

Select Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014 the value of these securities (in thousands) was $188,997 representing 6.7% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $3,051,350 and the net unrealized appreciation of investments based on that cost was $19,929 which is comprised of $26,186 aggregate gross unrealized appreciation and $6,257 aggregate gross unrealized depreciation.

(d)	Defaulted Security

(n)	Security issued on a when-issued basis

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Government & Agency Bonds	$-	$1,071,447	$-
Municipal Bonds	-	67,944	-
Corporate Bonds	-	557,383	-
Structured Products	-	1,374,505	-
Total	$-	$3,071,279	$-

For the period ended December 31, 2014, there were transfers from a Level 3 to a Level 2 in the amount of $9,112 thousand. These transfers were the result of an increase in the quantity of observable inputs for a security that was previously priced by a third party utilizing a broker quote.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2014. (Amounts in thousands)

Category	Market Value 12/31/13	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value 12/31/14	Net Change in Unrealized Appreciation/ (Depreciation) on Invetments Held at 12/31/14
Structured Products	$18,660	$9,376	$18,844	$-	$87	$(167)	$-	$9,112	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	109

Long-Term U.S. Government Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$109 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio invests in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives, such as options, futures contracts or interest rate swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, or in preferred stocks. The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

Market Overview

Both uncertainty and volatility increased in the first quarter of 2014. Bond markets rallied early in the quarter due to the somewhat uncertain pace of economic expansion and mostly held on to gains as the crisis in Ukraine led a general flight to quality. European economies continued to stabilize but concerns rose in Asia, especially over China’s economic health.

The second quarter of 2014 saw the return of risk appetite and an easing of global political risks. Bond markets rallied as central banks remained accommodative. Emerging markets (“EM”) led gains, and developed market yields fell to twelve-month lows during the quarter.

The third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields moved lower, while credit markets backed up. Given the improvement in the outlook for growth, the Federal Reserve (the “Fed”) policy rate projections increased modestly and the U.S. dollar surged versus its major trading partners. Further east, growth concerns developed in China and Japan, and in EM tensions over Ukraine pushed the U.S. and European Union to expand sanctions on Russia.

The final quarter of 2014 saw continued global growth divergence, but the most defining event was the sharp decline in oil prices and accompanying market volatility, which dissipated quickly but still managed to leave certain risk sectors bruised. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle.

Portfolio Results

The Portfolio returned 23.73% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Barclays® Long-Term U.S. Treasury Index (the “Index”), returned 25.07%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return of the Long Government peer group for 2014 was 18.58%.

The Portfolio’s allocation along the range of bond maturities was the primary detractor from performance. An underweight in longer-term bonds was negative for returns as rates fell for these maturities. An allocation to Treasury Inflation-Protected Securities was also negative for performance as inflation expectations fell. Holdings of agency debentures and agency mortgages contributed to returns during the period.

As a tool in managing the Portfolio’s Treasury exposure and yield curve positioning, Treasury futures were used during the period.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

We expect global growth to accelerate from around 2.5% this year to 2.75% next year. This incremental improvement comes from our view that lower oil prices will be a positive shock for a majority of global economies, as petrodollars are redirected from producers to consumers. Declining oil prices will also have a clear downside impact on global inflation, allowing many countries to sustain or increase growth-supportive monetary policy measures.

We believe the U.S. economy will continue to be the growth leader in the developed world, with average growth around 3.0%. Our favorable outlook reflects improving household finances and confidence, as well as solid corporate profits and rising utilization rates, which could coalesce to underpin a self-reinforcing economic cycle. With business expansion plans likely to

110	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio (unaudited)

support a healthy pace of payroll gains, wage pressures are expected to gradually rise as the unemployment rate falls further. While falling oil prices should keep headline inflation subdued, we expect the Fed will take its policy signals from marginal wage gains and begin to gradually raise policy interest rates in mid-2015. As a result of the stronger growth outlook and likelihood for policy normalization, we expect the strength of the U.S. dollar versus other currencies to persist.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	Since Inception*
Long-Term U.S. Government Bond Portfolio	23.73%	9.69%	8.86%
Barclays® Long-Term U.S. Treasury Index	25.07%	9.96%	8.51%
Morningstar® US Insurance Fund Long Government Average	18.58%	8.27%	–
*Inception	date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee is to timely repayment of the principal and interest if held to maturity, and does not apply to derivative securities held by the Portfolio. Guarantee does not eliminate market risk. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Long-Term U.S. Government Bond Portfolio	111

Long-Term U.S. Government Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/14

Security Description	% of Market Value
US Treasury, Various	73.4%
Residual Funding Stripped, Various	4.9%
Federal National Mortgage Association, Various	4.6%
Financing Corp., Various	2.2%
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3.00%, 8/15/32	1.9%
Freddie Mac Remics, , , 4.00%, 9/15/44	1.8%
Israel Government AID Bond, Various	1.7%
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	0.6%
Tennessee Valley Authority, Various	0.6%
Vessel Management Services, Inc., 3.432%, 8/15/36	0.5%

Sector Allocation 12/31/14

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

112	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Schedule of Investments

December 31, 2014

	Governments (93.1%)	Shares/ $ Par	Value $ (000’s)

	Governments (93.1%)
	Federal National Mortgage Association, 5.625%, 4/17/28	100,000	128
	Federal National Mortgage Association, 6.25%, 5/15/29	2,000,000	2,786
	Federal National Mortgage Association, 7.125%, 1/15/30	700,000	1,067
	Financing Corp., 8.60%, 9/26/19	700,000	911
	Financing Corp. Stripped, 0.00%, 12/27/18	500,000	466
	Financing Corp. Stripped, 0.00%, 9/26/19	1,300,000	1,186
	Israel Government AID Bond, 0.00%, 2/15/23	100,000	81
	Israel Government AID Bond, 0.00%, 5/15/23	500,000	402
	Israel Government AID Bond, 5.50%, 9/18/33	300,000	403
	Israel Government AID Bond, 5.50%, 9/18/23	800,000	985
	Israel Government AID Bond, 5.50%, 4/26/24	100,000	124
	Residual Funding Corp. Stripped, 0.00%, 4/15/30	4,800,000	3,045
	Residual Funding Corp. Stripped, 0.00%, 10/15/20	2,000,000	1,768
	Resolution Funding Corp. Stripped, 0.00%, 1/15/20	700,000	635
	Resolution Funding Corp. Stripped, 0.00%, 4/15/28	400,000	273
	Tennessee Valley Authority, 4.625%, 9/15/60	300,000	341
	Tennessee Valley Authority Stripped, 0.00%, 5/1/30	500,000	301
	US Treasury, 2.00%, 11/15/21	112,000	112
	US Treasury, 2.50%, 5/15/24	1,600,000	1,648
	US Treasury, 3.125%, 11/15/41	3,250,000	3,507
(b)	US Treasury, 3.125%, 2/15/42	14,000,000	15,071
	US Treasury, 3.125%, 2/15/43	2,050,000	2,201
	US Treasury, 3.125%, 8/15/44	4,000,000	4,306

	Governments (93.1%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
(b)	US Treasury, 3.375%, 5/15/44	11,100,000	12,496
	US Treasury, 3.75%, 11/15/43	4,000,000	4,808
(b)	US Treasury, 4.375%, 11/15/39	19,000,000	24,914
	US Treasury, 4.50%, 8/15/39	3,800,000	5,064
	US Treasury, 6.25%, 5/15/30	1,500,000	2,241
	US Treasury Inflation Index Bond, 1.375%, 2/15/44	1,120,735	1,268
	US Treasury Inflation Index Bond, 2.00%, 1/15/26	119,637	137
	US Treasury Inflation Index Bond, 3.625%, 4/15/28	146,811	202
	US Treasury Stripped, 0.00%, 5/15/33	1,000,000	609
	US Treasury Stripped, 0.00%, 8/15/39	1,400,000	712
	US Treasury Stripped, 0.00%, 5/15/40	11,400,000	5,660
	US Treasury Stripped, 0.00%, 5/15/42	800,000	369
	US Treasury Stripped, 0.00%, 8/15/42	1,400,000	638
	US Treasury Stripped, 0.00%, 11/15/42	600,000	271
	Vessel Management Services, Inc., 3.432%, 8/15/36	613,000	629

	Total Governments
	(Cost: $94,132)		101,765

	Municipal Bonds (0.3%)

	Municipal Bonds (0.3%)
	Massachusetts Educational Financing Authority, Series 2008-1, 1.184%, 4/25/38 RB	144,219	145
	Poway Unified Public School District, Series 2007, 4.50%, 9/15/37 RB, AMBAC	200,000	204
	South Carolina Student Loan Corp., Series 2008-1, 0.784%, 3/1/18 RB	13,411	13

	Total Municipal Bonds
	(Cost: $350)		362

Structured Products (7.4%)	Shares/ $ Par	Value $ (000’s)

Structured Products (7.4%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3, 2.248%, 7/25/33	2,989	3
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.472%, 8/25/33	2,888	3
Federal Home Loan Mortgage Corp., Series 3346, Class FA, 0.391%, 2/15/19	13,797	14
Federal Home Loan Mortgage Corp., Series T61, Class 1A1, 1.515%, 7/25/44	20,383	21
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3.00%, 8/15/32	2,200,000	2,192
Federal Home Loan Mortgage Corp., Series 4387, Class AZ, 4.00%, 9/15/44	2,020,067	2,145
Federal Home Loan Mortgage Corp., Series 3203, Class ZW, 5.00%, 11/15/35	454,675	502
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	665,048	717
Federal National Mortgage Association, Series 2007-114, Class A6, 0.370%, 10/27/37	100,000	99
Federal National Mortgage Association, 3.765%, 12/1/25	900,000	975
Federal National Mortgage Association, Series 2007-39, Class NZ, 4.250%, 5/25/37	276,877	294
Federal National Mortgage Association, 5.00%, 6/1/35	151,213	167
Federal National Mortgage Association, 5.00%, 2/1/36	245,151	271
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 3A, 2.791%, 5/25/33	2,768	3
SLM Student Loan Trust, Series 2007-2, Class A2, 0.234%, 7/25/17	66,921	67

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	113

Long-Term U.S. Government Bond Portfolio

	Structured Products (7.4%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	SLM Student Loan Trust, Series 2008-7, Class A2, 0.734%, 10/25/17	51,320	51
	SLM Student Loan Trust, Series 2003-7A, Class A5A, 1.441%, 12/15/33 144A	194,911	193
	SLM Student Loan Trust, Series 2008-9, Class A, 1.734%, 4/25/23	302,493	311
	Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 0.824%, 10/19/34	9,679	9
	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A, 2.419%, 3/25/34	26,046	26

	Total Structured Products
	(Cost: $7,800)		8,063

	Short-Term Investments (6.7%)

	Commercial Paper (1.3%)
(b)	Federal Home Loan Bank, 0.00%, 1/28/15	300,000	300
(b)	Federal Home Loan Bank, 0.00%, 2/12/15	400,000	400
(b)	Federal Home Loan Bank, 0.08%, 4/17/15	200,000	200
(b)	Federal Home Loan Bank, 0.09%, 3/11/15	100,000	100
(b)	Federal Home Loan Mortgage Corp., 0.10%, 3/19/15	100,000	100
(b)	Federal Home Loan Mortgage Corp., 0.12%, 5/27/15	100,000	100
(b)	Federal National Mortgage Association, 0.09%, 4/13/15	200,000	200

	Total		1,400

	Short-Term Investments (6.7%)	Shares/ $ Par	Value $ (000’s)

	Repurchase Agreements (5.4%)
(b)	US Treasury Repurchase, 0.15%, dated 12/31/14, due 1/2/15, (collateralized by US Treasury Bond, 3.75%, 11/15/43, valued at $5,997,277, repurchase proceeds of $5,900,000)	5,900,000	5,900

	Total		5,900

	Total Short-Term Investments
	(Cost: $7,300)		7,300

	Total Investments (107.5%)
	(Cost: $109,582)(a)		117,490

	Other Assets, Less Liabilities (-7.5%)		(8,240)

	Net Assets (100.0%)		109,250

The Accompanying Notes are an Integral Part of the Financial Statements.

114	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014 the value of these securities (in thousands) was $193 representing 0.2% of the net assets.

RB — Revenue Bond

AMBAC — American Municipal Bond Assurance Corp.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $113,623 and the net unrealized appreciation of investments based on that cost was $3,867 which is comprised of $7,978 aggregate gross unrealized appreciation and $4,111 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Short) (Total Notional Value at December 31, 2014, $24,671)	101	6/17	$(28)
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2014, $24,880)	101	6/16	9
US Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2014, $1,266)	9	3/15	35

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Government & Agency Bonds	$-	$101,765	$-
Municipal Bonds	-	362	-
Structured Products	-	8,063	-
Short-Term Investments	-	7,300	-
Other Financial Instruments^
Futures	44	-	-
Total Assets	$44	$117,490	$-
Liabilities:
Other Financial Instruments^
Futures	(28)	-	-
Total Liabilities	$(28)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	115

Inflation Protection Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to protect against U.S. inflation.	Invest substantially all assets in investment grade debt securities, with a majority in inflation-indexed debt securities.	$286 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as domestic and foreign corporations and governments. The Portfolio also may invest in fixed income securities that are not inflation-indexed, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may also invest in high yield securities (so called “junk bonds”) up to a limit of 10% of Portfolio assets. Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury.

Market Overview

Most investors entered 2014 expecting U.S. interest rates to rise and the U.S. economy to gain ground, and, indeed, U.S. economic activity steadily improved after the first quarter. By the third quarter of 2014 (the latest data available as of year-end), the U.S. economy expanded at an annual rate of 5%, its fastest pace in more than a decade. Yet, these gains proved to have little effect on interest rates or inflation. Instead, longer-maturity rates declined more than 1% and inflation remained tame, providing a backdrop that supported broad fixed income gains.

Tame inflation and demand for perceived “safe-haven” Treasurys, which was triggered largely by geopolitical tensions (primarily in Russia/Ukraine and throughout the Middle East) and the relative attractiveness of U.S. fixed income securities versus those of other regions, generally helped drive down Treasury yields. Although Treasury inflation-protected securities (“TIPS”) returns remained positive, largely due to the strong rally among longer-maturity Treasurys, they lagged nominal Treasury returns and the broad investment grade fixed income benchmark average, according to various Barclays® Indices. The lagging results for TIPS were due to weak current inflation and declining longer-term inflation expectations.

At the end of December 2014, the annual headline inflation rate, as measured by CPI, was only 0.8%. Global commodity prices, which influence the inflation rate, declined sharply during the year, driven largely by a steep drop in oil prices. Brent crude plunged 50%, while West Texas Intermediate (WTI) crude futures declined 46%. Similarly, long-term expectations for inflation remained subdued due to subpar global growth, a rallying U.S. dollar and muted current inflation.

Portfolio Results

For the twelve months ended December 31, 2014, the Portfolio advanced 3.14%, compared with the gain of 3.64% for the Barclays U.S. TIPS Index, the Portfolio’s benchmark. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Inc., an independent mutual fund ranking agency, the average return of the Inflation Protected Bond Funds peer group for 2014 was 3.88%.

The Portfolio’s duration strategy detracted from relative performance. Anticipating a gradual “normalization” in interest rates, the Portfolio maintained a shorter-than-benchmark duration. However, interest rates continued to decline in 2014. With global and technical factors, rather than the U.S. economic backdrop, driving the rate environment, the portfolio managers reduced the Portfolio’s short duration position late in the period.

The Portfolio’s relative performance benefited from exposure to certain non-benchmark securities that outperformed TIPS. The Portfolio was nearly as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (54% of assets versus the IRS maximum of 55%). The remainder of the Portfolio included positions in investment grade corporate, mortgage and agency securities, which outperformed the all-TIPS benchmark. The Portfolio also held non-dollar inflation-linked bonds (hedged against currency fluctuations), which weighed on Portfolio performance. Most of the exposure in this allocation was to Europe, where inflation was even weaker than it was in the U.S.

In an effort to maintain maximum inflation protection and provide TIPS-like performance without investing further in TIPS, the Portfolio used inflation swaps to create an inflation-linked overlay for the non-inflation-linked securities. The swaps outperformed and aided Portfolio performance for the year, primarily because of the use of corporate and mortgage securities as the counterparts to the swap agreements.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

116	Inflation Protection Portfolio

Inflation Protection Portfolio (unaudited)

We believe falling oil prices and global factors will keep U.S. inflation relatively low and contained in the near term. Longer term, we believe the large amount of monetary stimulus and an improving U.S. economy may trigger higher inflation, underscoring the importance of TIPS. In addition, with inflation expectations near seven-year lows, we believe TIPS currently represent an attractive buying opportunity.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	Since Inception*
Inflation Protection Portfolio	3.14%	3.71%	4.39%
Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index	3.64%	4.11%	4.86%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average	3.88%	4.02%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

This Portfolio invests over 50% of its assets in inflation-linked bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-linked bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Inflation Protection Portfolio	117

Inflation Protection Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/14

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	54.1%
United Kingdom Gilt Inflation Linked, Various	7.7%
Federal Home Loan Mortgage Corp., Various	4.5%
France Government Bond OAT, Various	4.4%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, Various	1.6%
Canadian Government Bond, Various	0.7%
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A15, 2.614%, 6/25/35	0.6%
Bank of America Corp., Various	0.5%
General Electric Capital Corp., Various	0.5%
Comcast Corp., Various	0.4%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

118	Inflation Protection Portfolio

Inflation Protection Portfolio

Schedule of Investments

December 31, 2014

Corporate Bonds (15.7%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.2%)
L-3 Communications Corp., 5.20%, 10/15/19	50,000	55
Lockheed Martin Corp., 2.125%, 9/15/16	100,000	102
Lockheed Martin Corp., 4.25%, 11/15/19	200,000	218
Raytheon Co., 2.50%, 12/15/22	300,000	292

Total		667

Autos & Vehicle Parts (0.3%)
Daimler Finance North America LLC, 1.875%, 1/11/18 144A	200,000	201
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	200,000	201
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	100,000	109
Toyota Motor Credit Corp., 3.30%, 1/12/22	350,000	364

Total		875

Banking (3.3%)
American Express Co., 1.55%, 5/22/18	350,000	347
American Express Credit Corp., 1.30%, 7/29/16	70,000	70
Ameriprise Financial, Inc., 4.00%, 10/15/23	100,000	106
Bank of America Corp., 3.30%, 1/11/23	350,000	350
Bank of America Corp., 5.75%, 12/1/17	650,000	718
Barclays Bank PLC, 3.75%, 5/15/24	100,000	103
BB&T Corp., 2.05%, 6/19/18	100,000	101
BNP Paribas SA, 2.40%, 12/12/18	150,000	152
Branch Banking & Trust Co., 3.80%, 10/30/26	200,000	204
Capital One Bank USA NA, 2.30%, 6/5/19	250,000	248
Capital One Financial Corp., 2.45%, 4/24/19	100,000	100
Capital One Financial Corp., 3.15%, 7/15/16	100,000	103
Citigroup, Inc., 1.75%, 5/1/18	200,000	198
Citigroup, Inc., 3.75%, 6/16/24	150,000	153
Citigroup, Inc., 4.00%, 8/5/24	250,000	251
Citigroup, Inc., 4.05%, 7/30/22	300,000	310
Citigroup, Inc., 5.50%, 2/15/17	150,000	161

Corporate Bonds (15.7%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/8/22	200,000	213
Credit Suisse of New York, 3.625%, 9/9/24	250,000	254
Fifth Third Bancorp, 4.30%, 1/16/24	60,000	63
Fifth Third Bank, 2.875%, 10/1/21	250,000	250
The Goldman Sachs Group, Inc., 2.375%, 1/22/18	200,000	202
The Goldman Sachs Group, Inc., 2.90%, 7/19/18	100,000	103
The Goldman Sachs Group, Inc., 3.625%, 1/22/23	500,000	506
The Goldman Sachs Group, Inc., 3.85%, 7/8/24	150,000	154
The Goldman Sachs Group, Inc., 5.75%, 1/24/22	230,000	266
HSBC Holdings PLC, 5.10%, 4/5/21	200,000	226
JPMorgan Chase & Co., 3.875%, 9/10/24	250,000	250
JPMorgan Chase & Co., 4.50%, 1/24/22	500,000	546
JPMorgan Chase & Co., 4.625%, 5/10/21	250,000	275
Morgan Stanley, 5.00%, 11/24/25	670,000	715
Morgan Stanley, 5.95%, 12/28/17	200,000	222
PNC Bank, N.A., 6.00%, 12/7/17	200,000	223
Standard Chartered PLC, 3.95%, 1/11/23 144A	60,000	58
Synchrony Financial, 3.00%, 8/15/19	250,000	253
U.S. Bancorp, 2.95%, 7/15/22	200,000	197
U.S. Bancorp, 3.60%, 9/11/24	200,000	203
Wells Fargo & Co., 4.125%, 8/15/23	100,000	105
Wells Fargo & Co., 5.625%, 12/11/17	400,000	445

Total		9,404

Basic Materials (0.1%)
Georgia-Pacific LLC, 2.539%, 11/15/19 144A	100,000	100

Corporate Bonds (15.7%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Georgia-Pacific LLC, 5.40%, 11/1/20 144A	140,000	157
International Paper Co., 6.00%, 11/15/41	75,000	88

Total		345

Capital Goods (0.2%)
Caterpillar Financial Services Corp., 1.25%, 11/6/17	60,000	60
Deere & Co., 2.60%, 6/8/22	60,000	59
Deere & Co., 5.375%, 10/16/29	100,000	121
John Deere Capital Corp., 3.15%, 10/15/21	290,000	301

Total		541

Chemicals (0.5%)
The Dow Chemical Co., 2.50%, 2/15/16	130,000	132
The Dow Chemical Co., 3.50%, 10/1/24	200,000	198
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43	200,000	201
Eastman Chemical Co., 3.60%, 8/15/22	140,000	142
Ecolab, Inc., 4.35%, 12/8/21	360,000	392
LYB International Finance BV, 4.875%, 3/15/44	100,000	103
LyondellBasell Industries NV, 5.00%, 4/15/19	75,000	82
The Mosaic Co., 5.625%, 11/15/43	100,000	115

Total		1,365

Conglomerate & Diversified Manufacturing (0.2%)
General Electric Co., 5.25%, 12/6/17	210,000	233
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	200,000	199
United Technologies Corp., 4.50%, 6/1/42	80,000	87

Totalaea		519

Consumer Products & Retailing (0.8%)
Colgate-Palmolive Co., 3.25%, 3/15/24	200,000	207
CVS Caremark Corp., 2.75%, 12/1/22	500,000	487
The Home Depot, Inc., 4.20%, 4/1/43	200,000	208

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	119

Inflation Protection Portfolio

Corporate Bonds (15.7%)	Shares/ $ Par	Value $ (000’s)

Consumer Products & Retailing continued
Macy’s Retail Holdings, Inc., 3.625%, 6/1/24	150,000	152
McDonald’s Corp., 3.25%, 6/10/24	150,000	153
NIKE, Inc., 2.25%, 5/1/23	250,000	243
Unilever Capital Corp., 2.20%, 3/6/19	200,000	202
Wal-Mart Stores, Inc., 3.25%, 10/25/20	400,000	418
Wal-Mart Stores, Inc., 5.625%, 4/15/41	300,000	383

Total		2,453

Electric Utilities (0.5%)
CMS Energy Corp., 6.25%, 2/1/20	100,000	116
Constellation Energy Group, Inc., 5.15%, 12/1/20	260,000	288
Dominion Resources, Inc., 3.625%, 12/1/24	200,000	202
Dominion Resources, Inc., 6.40%, 6/15/18	340,000	388
Duke Energy Corp., 3.55%, 9/15/21	150,000	157
Georgia Power Co., 4.30%, 3/15/42	100,000	105
Potomac Electric Power Co., 3.60%, 3/15/24	80,000	84
Virginia Electric and Power Co., 3.45%, 2/15/24	50,000	51

Total		1,391

Energy (0.8%)
Anadarko Petroleum Corp., 5.95%, 9/15/16	100,000	107
Apache Corp., 4.75%, 4/15/43	225,000	211
ConocoPhillips, Co., 2.40%, 12/15/22	280,000	268
Ensco PLC, 4.70%, 3/15/21	250,000	251
EOG Resources, Inc., 2.50%, 2/1/16	300,000	305
Noble Energy, Inc., 4.15%, 12/15/21	330,000	337
Occidental Petroleum Corp., 1.75%, 2/15/17	370,000	372
Sempra Energy, 6.50%, 6/1/16	50,000	54
Talisman Energy, Inc., 3.75%, 2/1/21	150,000	145
Transocean, Inc., 3.80%, 10/15/22	100,000	81
Transocean, Inc., 5.05%, 12/15/16	100,000	100

Total		2,231

Corporate Bonds (15.7%)	Shares/ $ Par	Value $ (000’s)

Finance (0.4%)
General Electric Capital Corp., 2.10%, 12/11/19	250,000	249
General Electric Capital Corp., 4.65%, 10/17/21	100,000	113
General Electric Capital Corp., 5.625%, 9/15/17	500,000	555
General Electric Capital Corp., 6.00%, 8/7/19	110,000	128

Total		1,045

Food & Beverage (0.6%)
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	525,000	595
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	120,000	145
Diageo Capital PLC, 2.625%, 4/29/23	200,000	194
General Mills, Inc., 3.15%, 12/15/21	450,000	465
Mondelez International, Inc., 4.00%, 2/1/24	100,000	105
Sysco Corp., 3.00%, 10/2/21	200,000	203

Total		1,707

Foreign Agencies (0.2%)
CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	100,000	100
Petrobras Global Finance BV, 4.375%, 5/20/23 144A	240,000	206
Statoil ASA, 2.45%, 1/17/23	250,000	238

Total		544

Healthcare (0.5%)
Baxter International, Inc., 1.85%, 1/15/17	200,000	203
Baxter International, Inc., 3.20%, 6/15/23	150,000	151
Catholic Health Initiatives, 2.95%, 11/1/22	100,000	98
Dignity Health, 2.637%, 11/1/19	200,000	202
Express Scripts Holding Co., 3.125%, 5/15/16	150,000	154
Express Scripts Holding Co., 7.25%, 6/15/19	100,000	120
Medtronic, Inc., 2.50%, 3/15/20 144A	100,000	100
Medtronic, Inc., 2.75%, 4/1/23	100,000	97
Medtronic, Inc., 3.50%, 3/15/25 144A	80,000	82
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	300,000	307

Total		1,514

Corporate Bonds (15.7%)	Shares/ $ Par	Value $ (000’s)

Insurance (1.0%)
Aetna, Inc., 2.75%, 11/15/22	100,000	97
The Allstate Corp., 4.50%, 6/15/43	150,000	166
American International Group, Inc., 4.50%, 7/16/44	150,000	158
American International Group, Inc., 4.875%, 6/1/22	250,000	281
American International Group, Inc., 5.85%, 1/16/18	100,000	112
Berkshire Hathaway, Inc., 4.50%, 2/11/43	250,000	273
The Hartford Financial Services Group, Inc., 5.125%, 4/15/22	150,000	169
Liberty Mutual Group, Inc., 4.25%, 6/15/23 144A	100,000	103
Metropolitan Life Global Funding I, 3.00%, 1/10/23 144A	400,000	398
Prudential Financial, Inc., 2.30%, 8/15/18	100,000	101
Prudential Financial, Inc., 3.57%, 3/10/15	240,000	240
Prudential Financial, Inc., 5.625%, 5/12/41	150,000	176
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24 144A	200,000	205
UnitedHealth Group, Inc., 4.25%, 3/15/43	150,000	157
Voya Financial, Inc., 2.90%, 2/15/18	200,000	205
XLIT ltd., 2.30%, 12/15/18	100,000	100

Total		2,941

Media (1.1%)
21st Century Fox America, Inc., 6.90%, 8/15/39	235,000	319
Comcast Corp., 6.50%, 11/15/35	200,000	267
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.55%, 3/15/15	400,000	402
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.45%, 4/1/24	100,000	105
NBCUniversal Media LLC, 4.375%, 4/1/21	340,000	374
NBCUniversal Media LLC, 5.15%, 4/30/20	540,000	613

The Accompanying Notes are an Integral Part of the Financial Statements.

120	Inflation Protection Portfolio

Inflation Protection Portfolio

Corporate Bonds (15.7%)	Shares/ $ Par	Value $ (000’s)

Media continued
Time Warner, Inc., 4.05%, 12/15/23	150,000	157
Time Warner, Inc., 4.70%, 1/15/21	100,000	110
Viacom, Inc., 4.50%, 3/1/21	250,000	268
The Walt Disney Co., 2.35%, 12/1/22	500,000	490

Total		3,105

Metals & Mining (0.3%)
Barrick North America Finance LLC, 4.40%, 5/30/21	80,000	81
BHP Billiton Finance USA, Ltd., 3.25%, 11/21/21	330,000	341
Newmont Mining Corp., 6.25%, 10/1/39	120,000	121
Rio Tinto Finance USA, Ltd., 3.75%, 9/20/21	280,000	288

Total		831

Oil & Gas (0.7%)
BP Capital Markets PLC, 2.50%, 11/6/22	60,000	56
BP Capital Markets PLC, 2.75%, 5/10/23	200,000	187
Chevron Corp., 2.427%, 6/24/20	100,000	101
Marathon Petroleum Corp., 3.625%, 9/15/24	250,000	245
Petro-Canada, 6.80%, 5/15/38	80,000	101
Petroleos Mexicanos, 3.50%, 1/30/23	130,000	124
Phillips 66, 4.65%, 11/15/34	200,000	205
Shell International Finance BV, 2.375%, 8/21/22	900,000	875
Total Capital SA, 2.125%, 8/10/18	100,000	101

Total		1,995

Pharmaceuticals (0.9%)
AbbVie, Inc., 2.90%, 11/6/22	200,000	197
Actavis Funding SCS, 3.85%, 6/15/24	150,000	151
Amgen, Inc., 3.625%, 5/22/24	140,000	142
Amgen, Inc., 5.85%, 6/1/17	90,000	99
Celgene Corp., 3.625%, 5/15/24	50,000	51
Gilead Sciences, Inc., 4.40%, 12/1/21	260,000	287
GlaxoSmithKline Capital, Inc., 2.85%, 5/8/22	200,000	200

Corporate Bonds (15.7%)	Shares/ $ Par	Value $ (000’s)

Pharmaceuticals continued
Merck & Co., Inc., 2.40%, 9/15/22	200,000	195
Mylan, Inc., 2.55%, 3/28/19	100,000	99
Mylan, Inc., 2.60%, 6/24/18	70,000	71
Perrigo Finance PLC, 3.90%, 12/15/24	200,000	204
Roche Holdings, Inc., 3.35%, 9/30/24 144A	400,000	412
Roche Holdings, Inc., 6.00%, 3/1/19 144A	254,000	293
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	170,000	167

Total		2,568

Pipelines (0.8%)
Enable Midstream Partners LP, 3.90%, 5/15/24 144A	150,000	145
Enbridge, Inc., 3.50%, 6/10/24	150,000	141
Energy Transfer Partners LP, 3.60%, 2/1/23	100,000	97
Energy Transfer Partners LP, 4.15%, 10/1/20	100,000	102
Enterprise Products Operating LLC, 3.70%, 6/1/15	80,000	81
Enterprise Products Operating LLC, 3.75%, 2/15/25	200,000	201
Enterprise Products Operating LLC, 4.85%, 3/15/44	100,000	104
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	270,000	291
Magellan Midstream Partners LP, 5.15%, 10/15/43	150,000	159
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	200,000	201
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	200,000	192
TransCanada PipeLines, Ltd., 2.50%, 8/1/22	100,000	94
The Williams Cos., Inc., 4.55%, 6/24/24	150,000	139
Williams Partners LP, 3.80%, 2/15/15	150,000	150
Williams Partners LP, 4.125%, 11/15/20	80,000	82
Williams Partners LP, 4.30%, 3/4/24	200,000	200

Total		2,379

Corporate Bonds (15.7%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts (0.3%)
Boston Properties LP, 3.80%, 2/1/24	70,000	72
DDR Corp., 4.75%, 4/15/18	60,000	64
Essex Portfolio LP, 3.625%, 8/15/22	100,000	101
Health Care REIT, Inc., 3.75%, 3/15/23	300,000	303
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	100
Kilroy Realty LP, 3.80%, 1/15/23	130,000	131
Ventas Realty LP/Ventas Capital Corp., 3.25%, 8/15/22	250,000	247

Total		1,018

Services (0.1%)
Republic Services, Inc., 3.80%, 5/15/18	100,000	106
Waste Management, Inc., 3.50%, 5/15/24	100,000	101

Total		207

Technology (0.9%)
Adobe Systems, Inc., 3.25%, 2/1/15	300,000	301
Apple, Inc., 1.00%, 5/3/18	100,000	99
Apple, Inc., 4.45%, 5/6/44	100,000	110
Cisco Systems, Inc., 5.90%, 2/15/39	165,000	208
Fidelity National Information Services, Inc., 3.50%, 4/15/23	100,000	99
Hewlett-Packard Co., 4.30%, 6/1/21	150,000	158
Intel Corp., 2.70%, 12/15/22	260,000	258
Intuit, Inc., 5.75%, 3/15/17	140,000	154
Microsoft Corp., 2.125%, 11/15/22	180,000	175
Oracle Corp., 2.50%, 10/15/22	300,000	292
Oracle Corp., 3.40%, 7/8/24	150,000	153
Oracle Corp., 5.75%, 4/15/18	300,000	339
Seagate HDD Cayman, 4.75%, 1/1/25 144A	150,000	155

Total		2,501

Telecommunications (0.6%)
AT&T, Inc., 2.625%, 12/1/22	250,000	238
AT&T, Inc., 4.80%, 6/15/44	150,000	153
AT&T, Inc., 6.55%, 2/15/39	77,000	95

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	121

Inflation Protection Portfolio

Corporate Bonds (15.7%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
British Telecommunications PLC, 5.95%, 1/15/18	100,000	112
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 4/15/23	90,000	89
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	130,000	151
Orange SA, 2.75%, 2/6/19	100,000	102
Verizon Communications, Inc., 3.50%, 11/1/24	200,000	196
Verizon Communications, Inc., 4.15%, 3/15/24	150,000	155
Verizon Communications, Inc., 4.40%, 11/1/34	150,000	149
Verizon Communications, Inc., 5.15%, 9/15/23	250,000	276

Total		1,716

Transportation (0.4%)
Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	200,000	208
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	100,000	111
Canadian National Railway Co., 4.50%, 11/7/43	125,000	138
CSX Corp., 4.25%, 6/1/21	200,000	217
Norfolk Southern Corp., 3.85%, 1/15/24	75,000	79
Norfolk Southern Corp., 5.75%, 4/1/18	100,000	112
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 7/17/18 144A	100,000	102
Union Pacific Corp., 2.75%, 4/15/23	100,000	99

Total		1,066

Total Corporate Bonds
(Cost: $44,447)		44,928

	Governments (69.2%)	Shares/ Par	Value $ (000’s)

	Foreign Governments (15.0%)
(f)	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18 EUR	936,082	1,163
(f)	Canadian Government Bond, 4.25%, 12/1/21 CAD	727,382	805
(f)	Canadian Government Bond, 4.25%, 12/1/26 CAD	860,070	1,073
(f)	Commonwealth of Australia Treasury Indexed Bonds, 4.00%, 8/20/20 AUD	715,000	1,124
(f)	Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23 EUR	875,741	1,107
(f)	Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/20 EUR	1,798,293	2,426
(f)	France Government Bond OAT, 1.10%, 7/25/22 EUR	3,756,695	5,016
(f)	France Government Bond OAT, 1.30%, 7/25/19 EUR	1,156,436	1,508
(f)	France Government Bond OAT, 1.85%, 7/25/27 EUR	1,107,419	1,652
(f)	France Government Bond OAT, 2.25%, 7/25/20 EUR	3,236,604	4,477
(f)	Japanese Government CPI Linked Bond, 1.10%, 12/10/16 JPY	54,075,000	483
(f)	United Kingdom Gilt Inflation Linked, 0.25%, 3/22/52 GBP	132,014	286
(f)	United Kingdom Gilt Inflation Linked, 1.875%, 11/22/22 GBP	2,368,208	4,590
(f)	United Kingdom Gilt Inflation Linked, 2.50%, 4/16/20 GBP	975,000	5,606
(f)	United Kingdom Gilt Inflation Linked, 2.50%, 7/17/24 GBP	2,100,000	11,409

	Total		42,725

	US Governments (54.1%)
	US Treasury Inflation Index Bond, 0.125%, 4/15/16	1,613,640	1,609

	Governments (69.2%)	Shares/ $ Par	Value $ (000’s)

	US Governments continued
	US Treasury Inflation Index Bond, 0.125%, 4/15/18	8,731,370	8,699
	US Treasury Inflation Index Bond, 0.125%, 4/15/19	9,069,662	8,970
	US Treasury Inflation Index Bond, 0.125%, 1/15/22	3,042,448	2,959
	US Treasury Inflation Index Bond, 0.125%, 7/15/22	9,809,415	9,557
	US Treasury Inflation Index Bond, 0.125%, 1/15/23	3,600,520	3,481
	US Treasury Inflation Index Bond, 0.375%, 7/15/23	2,550,850	2,522
	US Treasury Inflation Index Bond, 0.625%, 2/15/43	5,422,200	5,098
	US Treasury Inflation Index Bond, 0.625%, 7/15/21	10,229,971	10,359
(b)	US Treasury Inflation Index Bond, 0.625%, 1/15/24	12,873,399	12,929
	US Treasury Inflation Index Bond, 0.75%, 2/15/42	6,147,531	5,973
(k)	US Treasury Inflation Index Bond, 1.125%, 1/15/21	6,825,498	7,090
	US Treasury Inflation Index Bond, 1.25%, 7/15/20	1,524,335	1,600
	US Treasury Inflation Index Bond, 1.375%, 2/15/44	6,775,353	7,668
	US Treasury Inflation Index Bond, 1.375%, 7/15/18	3,138,278	3,287
	US Treasury Inflation Index Bond, 1.375%, 1/15/20	1,756,896	1,844
	US Treasury Inflation Index Bond, 1.75%, 1/15/28	4,528,093	5,126
	US Treasury Inflation Index Bond, 1.875%, 7/15/19	2,780,225	2,984
	US Treasury Inflation Index Bond, 2.00%, 1/15/26	4,665,843	5,347
	US Treasury Inflation Index Bond, 2.125%, 2/15/40	2,675,115	3,468
	US Treasury Inflation Index Bond, 2.125%, 2/15/41	2,586,056	3,376

The Accompanying Notes are an Integral Part of the Financial Statements.

122	Inflation Protection Portfolio

Inflation Protection Portfolio

	Governments (69.2%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
	US Treasury Inflation Index Bond, 2.125%, 1/15/19	4,285,634	4,605
(k)	US Treasury Inflation Index Bond, 2.375%, 1/15/25	4,283,048	5,028
	US Treasury Inflation Index Bond, 2.375%, 1/15/27	3,208,579	3,840
	US Treasury Inflation Index Bond, 2.50%, 1/15/29	8,256,066	10,245
	US Treasury Inflation Index Bond, 3.375%, 4/15/32	4,100,234	5,815
	US Treasury Inflation Index Bond, 3.625%, 4/15/28	2,202,165	3,027
	US Treasury Inflation Index Bond, 3.875%, 4/15/29	5,633,238	8,063

	Total		154,569

	Yankee Sovereign (0.1%)
	Mexico Government International Bond, 4.75%, 3/8/44	200,000	209

	Total		209

	Total Governments (Cost: $200,266)		197,503

	Municipal Bonds (0.0%)

	Municipal Bonds (0.0%)
	Bay Area Toll Authority, Series S-1, 6.918%, 4/1/40 RB	15,000	21
	Los Angeles Department of Water and Power, 5.716%, 7/1/39 RB	15,000	19
	State of Texas, Series 2009A, 5.517%, 4/1/39 GO	30,000	40

	Total Municipal Bonds (Cost: $60)		80

	Structured Products (11.2%)

	Structured Products (11.2%)
	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.10%, 3/20/19 144A	750,000	750

Structured Products (11.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, 12/10/30 144A	1,050,000	1,051
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class A4, 5.115%, 10/10/45	217,267	221
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class AM, 5.176%, 10/10/45	200,000	206
Banc of America Mortgage Trust, Series 2004-7, Class 7A1, 5.00%, 8/25/19	38,587	39
BB-UBS Trust, Series 2012, Class A, 3.43%, 11/5/36	850,000	865
Chesapeake Funding LLC, Series 2014-1A, Class A, .576%, 3/7/26	775,000	775
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	80,784	84
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.193%, 9/10/47	850,000	896
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, 4.426%, 2/10/47	550,000	598
Federal Home Loan Mortgage Corp., 4.00%, 5/1/42	6,445,027	6,907
Federal Home Loan Mortgage Corp., 4.50%, 4/1/41	5,442,675	5,959
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A, 3.551%, 4/10/34	1,000,000	1,042
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/39	397,069	397
Hilton Grand Vacations Trust, Series 2014-AA, Class A, 1.77%, 11/25/26 144A	710,033	703
Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.279%, 5/15/48 144A	950,000	965

Structured Products (11.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
JPMorgan Mortgage Trust, Series 2014-5, Class A1, 3.00%, 10/1/29 144A	678,219	696
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.166%, 12/15/46	600,000	655
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.517%, 12/15/46	375,000	410
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, 4.568%, 1/15/31	16,670	17
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, 5.017%, 9/15/40	300,000	306
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, 5.263%, 11/15/40	175,000	180
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, 3.56%, 7/13/29	600,000	609
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, 5.558%, 12/18/37	61,882	62
Sequoia Mortgage Trust, Series 2014-3, Class A14, 3.00%, 10/25/44	773,974	784
Sequoia Mortgage Trust, Series 2013-12, Class A1, 4.00%, 12/25/43	503,054	521
Sequoia Mortgage Trust, Series 2011-1, Class A1, 4.125%, 2/25/41	56,464	57
Sequoia Mortgage Trust, Series 2014-4, Class A2, 3.50%, 11/25/44	546,350	563
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, 2.386%, 6/25/34	815,638	830
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39 144A	458,333	460
Thornburg Morgage Securities Trust, Series 2004-3, Class A, 0.894%, 9/25/44	655,205	635

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	123

Inflation Protection Portfolio

Structured Products (11.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 2.597%, 8/25/33	240,609	245
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 1A1, 2.614%, 6/25/35	534,856	543
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A15, 2.614%, 6/25/35	1,680,936	1,709
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, 5.353%, 8/25/35	94,727	95

Structured Products (11.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Mortgage Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	108,318	110
Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	25,688	26
Wells Fargo Mortgage Backed Securities Trust, Series 2006-10, Class A4, 6.00%, 8/25/36	120,687	124
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR10, Class 1A1, 6.107%, 1/25/38	106,735	106
WinWater Mortgage Loan Trust, Series 2014-1, Class A4, 3.50%, 6/20/44 144A	845,996	864

Total Structured Products
(Cost: $31,339)		32,065

	Short-Term Investments (4.9%)

	Commercial Paper (4.9%)
(b)	Bnp Paribas Finance, Inc., 0.02%, 1/2/15	14,000,000	14,000

	Total		14,000

	Total Short-Term Investments
	(Cost: $14,000)		14,000

	Total Investments (101.0%)
	(Cost: $290,112)(a)		288,576

	Other Assets, Less Liabilities (-1.0%)		(2,891)

	Net Assets (100.0%)		285,685

The Accompanying Notes are an Integral Part of the Financial Statements.

124	Inflation Protection Portfolio

Inflation Protection Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014 the value of these securities (in thousands) was $8,206 representing 2.9% of the net assets.

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $290,169 and the net unrealized depreciation of investments based on that cost was $1,593 which is comprised of $7,241 aggregate gross unrealized appreciation and $8,834 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2014, $3,250)	23	3/15	$(75)
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2014, $5,176)	41	3/15	(23)
US Ultra Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2014, $7,749)	49	3/15	(345)

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2014.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA NA	AUD	1,251	2/15	$67	$-	67
Sell	HSBC Bank USA NA	CAD	2,114	2/15	41	-	41
Buy	HSBC Bank USA NA	EUR	330	2/15	-	(10)	(10)
Sell	HSBC Bank USA NA	EUR	14,349	2/15	542	-	542
Sell	HSBC Bank USA NA	GBP	13,955	2/15	173	-	173
Sell	HSBC Bank USA NA	JPY	50,521	2/15	16	-	16

					$839	$(10)	$829

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

(j)	Swap agreements outstanding on December 31, 2014.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A	2.528%	CPURNSA Index Total Return at Maturity	8/24	2,750	$(185)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	1.870%	CPURNSA Index Total Return at Maturity	9/16	6,000	(179)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.420%	CPURNSA Index Total Return at Maturity	4/18	2,000	(143)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.223%	CPURNSA Index Total Return at Maturity	5/18	2,500	(121)

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	125

Inflation Protection Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.210%	CPURNSA Index Total Return at Maturity	3/19	6,500	(255)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.640%	CPURNSA Index Total Return at Maturity	3/19	4,500	$(334)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.510%	CPURNSA Index Total Return at Maturity	3/19	2,000	(172)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.640%	CPURNSA Index Total Return at Maturity	2/20	2,800	(298)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.670%	CPURNSA Index Total Return at Maturity	4/22	3,000	(356)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.763%	CPURNSA Index Total Return at Maturity	3/23	700	(73)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.589%	CPURNSA Index Total Return at Maturity	7/24	1,400	(103)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.095%	CPURNSA Index Total Return at Maturity	10/15	2,500	(99)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.303%	CPURNSA Index Total Return at Maturity	1/16	1,700	(62)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.520%	CPURNSA Index Total Return at Maturity	5/16	5,400	(315)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.720%	CPURNSA Index Total Return at Maturity	8/17	2,000	(254)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.345%	CPURNSA Index Total Return at Maturity	9/17	13,000	(650)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.526%	CPURNSA Index Total Return at Maturity	5/23	5,500	(444)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.535%	CPURNSA Index Total Return at Maturity	5/23	1,000	(81)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.895%	CPURNSA Index Total Return at Maturity	12/27	1,700	(372)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.784%	CPURNSA Index Total Return at Maturity	7/44	1,400	(229)

The Accompanying Notes are an Integral Part of the Financial Statements.

126	Inflation Protection Portfolio

Inflation Protection Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.385%	CPURNSA Index Total Return at Maturity	9/24	4,000	(207)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.363%	CPURNSA Index Total Return at Maturity	9/24	3,500	(172)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.310%	CPURNSA Index Total Return at Maturity	9/24	1,400	(61)

						$(5,165)

(k)	Cash or securities with an aggregate value of $12,118 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2014.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Government & Agency Bonds	$-	$197,503	$-
Municipal Bonds	-	80	-
Corporate Bonds	-	44,928	-
Structured Products	-	32,065	-
Short-Term Investments	-	14,000	-
Other Financial Instruments^
Forward Currency Contracts	-	839	-
Total Assets	$-	$289,415	-
Liabilities:
Other Financial Instruments^
Futures	(443)	-	-
Forward Currency Contracts	-	(10)	-
Total Return Swaps	-	(5,165)	-
Total	$(443)	$(5,175)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	127

High Yield Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest in non-investment grade debt securities.	$702 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the High Yield Bond Portfolio (the “Portfolio”), has engaged Federated Investment Management Company (“Federated”) to act as sub-adviser for the Portfolio. Federated was appointed sub-adviser to the Portfolio effective October 31, 2014. Prior to that time, the Portfolio was managed directly by Mason Street Advisors. Normally, the Portfolio invests in non-investment grade debt securities, which are securities rated below investment grade by at least one major rating agency or, if unrated, determined by Federated to be of comparable quality. The Portfolio may invest up to 30% of net assets in foreign securities. The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers. Federated selects securities that it believes have attractive risk-return characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. Federated’s securities selection process consists of a credit-intensive, fundamental analysis of the issuer. Federated does not limit the Portfolio’s investments to securities of a particular maturity range.

Market Overview

The total return for the high yield market for the twelve-month reporting period was modest on an absolute basis but weak on a relative basis. For example, the Barclays® U.S. Corporate High-Yield 2% Issuer Capped Index returned 2.46%, underperforming the Barclays® U.S. Aggregate Index, a measure of high quality bond performance, which returned 5.97% for the period. The main factor negatively impacting the high yield market during the period was the roughly 42% decline in the price of oil and its impact on the performance of the Energy sector in the Barclays® U.S. Corporate High-Yield 2% Issuer Capped Index. At the beginning of the period, the Energy component made up 14.27% of the Barclays® U.S. Corporate High-Yield 2% Issuer Capped Index. The two subsectors of the total Energy sector most directly impacted by the fall in the price of oil were Independents and Oil Field Services, which generated total returns of (12.01%) and (16.08%), respectively, for the twelve-month period. The oil price decline was so dominant that it offset factors that would have normally supported very strong performance for high yield securities – strong economic growth, surging stock prices, strong employment growth and rising consumer confidence to name a few.

Portfolio Results

The Portfolio returned 1.18% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Barclays® U.S. Corporate High-Yield 2% Issuer Capped Index (the “Index”), returned 2.46%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio underperformed the 1.59% average return of its High Yield Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

As noted above, prior to October 31, 2014, the Portfolio was managed by Mason Street Advisors. With respect to the period prior to October 31, 2014, the Portfolio’s underperformance relative to the Index was mainly attributable to an overweight to the Energy sector and energy related credits. Issue selection among these credits also held back relative results during the period. Issue selection among lower quality credits, CCC-rated credits, helped performance relative to the Index during the period.

The following attribution comments relate to the period October 31, 2014 through December 31, 2014, during which Federated acted as the Portfolio’s sub-adviser.

The Portfolio was being repositioned during the October 31, 2014 through December 31, 2014 period. The Portfolio entered the period with overweight positions in the independent energy and oil field services subsectors of the Energy sector, as well as an overweight position in the Metals and Mining sector. These sector overweights were substantially altered by the end of November with the Energy and Metals and Mining exposures substantially reduced to below benchmark positions. Despite the exposure reduction in these sectors, the generally weak performance of these sectors within the Index in November held back the Portfolio’s relative results over the full two-month period.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Federated, the Portfolio’s sub-adviser.

As 2015 begins, the high yield market is really a tale of two markets. First, the Independent Energy and Oil Field Services industry subsectors will continue to be impacted by the rise and fall of oil prices. While the sector substantially underperformed late in 2014, deteriorating financial results will lead to further problems for the weaker players in the sector should oil prices not rebound by late 2015. Of course if oil prices rise at some point in 2015, these subsectors have the potential to outperform the overall market. The other roughly 85% of the market should benefit from the decline in oil prices

128	High Yield Bond Portfolio

High Yield Bond Portfolio (unaudited)

in addition to the strong domestic economy, rising employment, improving consumer confidence and rising corporate valuations. Overall, we would expect spreads ex Energy to move tighter in 2015 with overall market total returns, both relative and absolute, to be heavily influenced by the price of oil and returns in the Energy sector. As we begin 2015, the Portfolio will remain underweight in the Energy sector as a result of both the credit risk related to the rising volatility of commodity prices and our near-term expectation that oil prices will not move materially higher anytime soon.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	1.18%	7.88%	6.65%
Barclays® U.S. Corporate High Yield 2% Issuer Capped Index	2.46%	8.98%	7.73%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average	1.59%	7.91%	6.47%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio’s investments in convertible securities are subject to the risks associated with investments in equity securities, including market risk.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments. Certain fixed income investments, including Rule 144A securities, may be difficult to purchase or sell at an advantageous time or price, if at all.

High Yield Bond Portfolio	129

High Yield Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/14

Security Description	% of Net Assets
HCA, Inc., Various	2.2%
Sprint Nextel Corp., Various	1.8%
Ally Financial, Inc. Various	1.6%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, Various	1.5%
T-Mobile USA, Inc., Various	1.2%
First Data Corp., Various	1.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Various	1.1%
Tenet Healthcare Corp., Various	1.0%
Intelsat Jackson Holdings SA, Various	1.0%
MGM Resorts International, Various	1.0%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

130	High Yield Bond Portfolio

High Yield Bond Portfolio

Schedule of Investments

December 31, 2014

	Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

	Aerospace & Defense (1.1%)
	KLX, Inc., 5.875%, 12/1/22 144A	2,100,000	2,121
	TransDigm, Inc., 6.00%, 7/15/22	520,000	519
	TransDigm, Inc., 6.50%, 7/15/24	4,725,000	4,748

	Total		7,388

	Autos & Vehicle Parts (5.6%)
	Affinia Group, Inc., 7.75%, 5/1/21	2,350,000	2,420
	American Axle & Manufacturing, Inc., 5.125%, 2/15/19	325,000	332
	American Axle & Manufacturing, Inc., 6.25%, 3/15/21	2,335,000	2,452
	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	950,000	1,007
	Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	3,230,000	3,577
	Gates Global LLC / Gates Global Co., 6.00%, 7/15/22 144A	2,780,000	2,662
	General Motors Co., 4.00%, 4/1/25	1,900,000	1,905
	General Motors Financial Co., Inc., 3.50%, 7/10/19	1,035,000	1,057
	General Motors Financial Co., Inc., 4.75%, 8/15/17	840,000	886
	The Goodyear Tire & Rubber Co., 6.50%, 3/1/21	1,645,000	1,744
	The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	1,235,000	1,309
	International Automotive Components Group S.L., 9.125%, 6/1/18 144A	1,975,000	2,059
	Jaguar Land Rover Automotive PLC, 4.125%, 12/15/18 144A	1,020,000	1,025
	JB Poindexter & Co., 9.00%, 4/1/22 144A	1,275,000	1,377
	Lear Corp., 5.25%, 1/15/25	2,950,000	2,987
	Lear Corp., 5.375%, 3/15/24	655,000	670
	MPG Holdco I, Inc., 7.375%, 10/15/22 144A	3,075,000	3,167
	Schaeffler Finance BV, 4.75%, 5/15/21 144A	1,070,000	1,070
(c)	Schaeffler Finance BV, 6.25%, 11/15/19 144A	440,000	453

	Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

	Autos & Vehicle Parts continued
(c)	Schaeffler Finance BV, 6.75%, 11/15/22 144A	2,700,000	2,822
	Schaeffler Holding Finance BV, 6.875%, 8/15/18 144A	785,000	818
	Stackpole International Intermediate Co. SA/Stackpole International Powder Meta l, 7.75%, 10/15/21 144A	1,350,000	1,350
	Tenneco, Inc., 5.375%, 12/15/24	2,400,000	2,460

	Total		39,609

	Banking (1.6%)
	Ally Financial, Inc., 2.75%, 1/30/17	500,000	498
	Ally Financial, Inc., 3.50%, 1/27/19	895,000	884
	Ally Financial, Inc., 3.75%, 11/18/19	4,950,000	4,876
	Ally Financial, Inc., 5.50%, 2/15/17	990,000	1,040
	Ally Financial, Inc., 7.50%, 9/15/20	1,114,000	1,306
	Ally Financial, Inc., 8.00%, 3/15/20	1,996,000	2,355

	Total		10,959

	Basic Materials (8.9%)
	Ardagh Finance Holdings SA, 8.625%, 6/15/19 144A	542,798	535
	Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	665,000	708
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 6/30/21 144A	1,000,000	955
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 6.25%, 1/31/19 144A	1,640,000	1,603
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.00%, 11/15/20 144A	302,647	306
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 9.125%, 10/15/20 144A	590,000	625
	Ball Corp., 4.00%, 11/15/23	2,625,000	2,533
	Belden, Inc., 5.25%, 7/15/24 144A	325,000	312

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Belden, Inc., 5.50%, 9/1/22 144A	3,450,000	3,424
Berry Plastics Corp., 5.50%, 5/15/22	4,205,000	4,268
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II, 6.00%, 6/15/17 144A	1,365,000	1,331
BWAY Holding Co., 9.125%, 8/15/21 144A	2,440,000	2,440
Clearwater Paper Corp., 5.375%, 2/1/25 144A	2,500,000	2,462
Cleaver-Brooks, Inc., 8.75%, 12/15/19 144A	1,700,000	1,789
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23	3,250,000	3,152
Dematic SA / DH Services Luxembourg Sarl, 7.75%, 12/15/20 144A	2,350,000	2,462
Garda World Security Corp., 7.25%, 11/15/21 144A	520,000	515
Graphic Packaging International, Inc., 4.75%, 4/15/21	820,000	826
Graphic Packaging International, Inc., 4.875%, 11/15/22	1,925,000	1,935
The Hillman Group, Inc., 6.375%, 7/15/22 144A	2,475,000	2,376
Interline Brands, Inc., 10.00%, 11/15/18	1,561,000	1,631
Mustang Merger Corp., 8.50%, 8/15/21 144A	1,750,000	1,662
Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22 144A	425,000	434
Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25 144A	2,350,000	2,374
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 5.75%, 10/15/20	2,405,000	2,465
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21	775,000	809
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.25%, 2/15/21	3,835,000	3,931

The Accompanying Notes are an Integral Part of the Financial Statements.

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High Yield Bond Portfolio

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19	1,510,000	1,563
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.875%, 8/15/19	1,555,000	1,648
Sealed Air Corp., 4.875%, 12/1/22 144A	1,675,000	1,662
Sealed Air Corp., 5.125%, 12/1/24 144A	1,675,000	1,692
Sealed Air Corp., 6.50%, 12/1/20 144A	505,000	553
Sealed Air Corp., 8.375%, 9/15/21 144A	1,100,000	1,229
Signode Industrial Group US, Inc., 6.375%, 5/1/22 144A	3,575,000	3,486
Truven Health Analytics, Inc., 10.625%, 6/1/20 144A	1,375,000	1,341
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 144A	1,750,000	1,724

Total		62,761

Builders & Building Materials (2.2%)
American Builders & Contractors Supply Co., 5.625%, 4/15/21 144A	2,800,000	2,814
CPG Merger Sub LLC, 8.00%, 10/1/21 144A	1,525,000	1,559
HD Supply, Inc., 5.25%, 12/15/21 144A	1,700,000	1,730
Masonite International Corp., 8.25%, 4/15/21 144A	2,000,000	2,135
Nortek, Inc., 8.50%, 4/15/21	2,550,000	2,729
Nortek, Inc., 10.00%, 12/1/18	1,300,000	1,362
USG Corp., 5.875%, 11/1/21 144A	2,500,000	2,525
USG Corp., 7.875%, 3/30/20 144A	835,000	893

Total		15,747

Capital Goods (0.8%)
Jurassic Holdings III, 6.875%, 2/15/21 144A	2,695,000	2,506
United Rentals North America, Inc., 5.75%, 7/15/18	420,000	438
United Rentals North America, Inc., 5.75%, 11/15/24	1,300,000	1,339
United Rentals North America, Inc., 6.125%, 6/15/23	525,000	551

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Capital Goods continued
United Rentals North America, Inc., 7.375%, 5/15/20	585,000	632

Total		5,466

Chemicals (2.4%)
Ashland, Inc., 4.75%, 8/15/22	1,400,000	1,400
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/1/21 144A	3,150,000	3,339
Axiall Corp., 4.875%, 5/15/23	1,500,000	1,416
Celanese US Holdings LLC, 4.625%, 11/15/22	1,425,000	1,411
Eco Services Operations LLC/Eco Finance Corp., 8.50%, 11/1/22 144A	1,000,000	1,015
Hexion US Finance Corp., 6.625%, 4/15/20	2,650,000	2,597
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	2,290,000	2,038
Huntsman International LLC, 4.875%, 11/15/20	1,905,000	1,891
W.R. Grace & Co., 5.125%, 10/1/21 144A	775,000	794
W.R. Grace & Co., 5.625%, 10/1/24 144A	855,000	891

Total		16,792

Conglomerate & Diversified Manufacturing (1.8%)
Entegris, Inc., 6.00%, 4/1/22 144A	2,675,000	2,709
Gardner Denver, Inc., 6.875%, 8/15/21 144A	2,320,000	2,227
Milacron LLC, 8.375%, 5/15/19 144A	1,550,000	1,643
Rexel SA, 5.25%, 6/15/20 144A	2,845,000	2,866
WESCO Distribution, Inc., 5.375%, 12/15/21	3,505,000	3,536

Total		12,981

Consumer Products & Retailing (6.7%)
101178 B.C. ULC/New Red Finance, Inc., 6.00%, 4/1/22 144A	4,050,000	4,151
FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 5/1/20	1,825,000	1,642
First Quality Finance Co., Inc., 4.625%, 5/15/21 144A	2,285,000	2,091
L Brands, Inc., 5.625%, 10/15/23	1,250,000	1,350
Limited Brands, Inc., 5.625%, 2/15/22	620,000	666

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Products & Retailing continued
Limited Brands, Inc., 8.50%, 6/15/19	705,000	835
Michaels Stores, Inc., 5.875%, 12/15/20 144A	3,500,000	3,535
Needle Merger Sub Corp., 8.125%, 3/15/19 144A	2,000,000	1,860
Neiman Marcus Group LTD, Inc., 8.00%, 10/15/21 144A	585,000	619
Neiman Marcus Group, Ltd. LLC, 8.75%, 10/15/21 144A	2,000,000	2,120
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 144A	4,600,000	4,554
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc., 10.50%, 1/15/20	1,500,000	1,556
Party City Holdings, Inc., 8.875%, 8/1/20	1,225,000	1,308
PC Nextco Holdings LLC/ PC Nextco Finance, Inc., 8.75%, 8/15/19	3,500,000	3,517
Petco Holdings, Inc., 8.50%, 10/15/17 144A	3,500,000	3,553
Prestige Brands, Inc., 5.375%, 12/15/21 144A	2,850,000	2,800
Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	1,165,000	1,238
Serta Simmons Holdings LLC, 8.125%, 10/1/20 144A	3,975,000	4,204
Spectrum Brands, Inc., 6.125%, 12/15/24 144A	3,450,000	3,502
Springs Industries, Inc., 6.25%, 6/1/21	1,700,000	1,692

Total		46,793

Electric Utilities (1.2%)
Calpine Corp., 5.375%, 1/15/23	2,600,000	2,626
Calpine Corp., 6.00%, 1/15/22 144A	455,000	484
NRG Energy, Inc., 6.25%, 7/15/22	1,450,000	1,483
NRG Energy, Inc., 6.25%, 5/1/24 144A	1,300,000	1,323
NRG Energy, Inc., 7.625%, 1/15/18	1,710,000	1,877
NRG Energy, Inc., 8.25%, 9/1/20	270,000	288

Total		8,081

Energy (5.3%)
Antero Resources Finance Corp., 5.375%, 11/1/21	1,305,000	1,263

The Accompanying Notes are an Integral Part of the Financial Statements.

132	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Antero Resources Investment LLC, 5.125%, 12/1/22 144A	1,290,000	1,216
Berry Petroleum Co., 6.375%, 9/15/22	1,000,000	760
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.875%, 4/15/22	655,000	506
California Resources Corp., 5.00%, 1/15/20 144A	645,000	560
California Resources Corp., 5.50%, 9/15/21 144A	970,000	829
California Resources Corp., 6.00%, 11/15/24 144A	1,615,000	1,365
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	620,000	595
CGG SA, 6.875%, 1/15/22	1,765,000	1,341
Chesapeake Energy Corp., 5.375%, 6/15/21	1,140,000	1,139
Chesapeake Energy Corp., 6.125%, 2/15/21	950,000	997
Chesapeake Energy Corp., 6.875%, 11/15/20	1,635,000	1,758
Chesapeake Energy Corp., 7.25%, 12/15/18	920,000	1,007
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/21	1,180,000	637
EP Energy LLC/EP Energy Finance, Inc., 9.375%, 5/1/20	700,000	707
Gulfport Energy Corp., 7.75%, 11/1/20 144A	1,375,000	1,344
Kodiak Oil & Gas Corp., 5.50%, 1/15/21	620,000	622
Kodiak Oil & Gas Corp., 5.50%, 2/1/22	785,000	787
Kodiak Oil & Gas Corp., 8.125%, 12/1/19	1,265,000	1,287
Laredo Petroleum, Inc., 5.625%, 1/15/22	675,000	591
Legacy Reserves LP / Legacy Reserves Finance Corp., 6.625%, 12/1/21 144A	980,000	799
Legacy Reserves LP / Legacy Reserves Finance Corp., 6.625%, 12/1/21	805,000	656
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19	1,495,000	1,263
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 9/15/21	1,290,000	1,045
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	1,215,000	1,024
Northern Oil and Gas, Inc., 8.00%, 6/1/20	1,905,000	1,443

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Oasis Petroleum, Inc., 6.50%, 11/1/21	1,645,000	1,497
Oasis Petroleum, Inc., 6.875%, 3/15/22	1,020,000	928
Range Resources Corp., 5.75%, 6/1/21	955,000	986
Rice Energy, Inc., 6.25%, 5/1/22 144A	1,850,000	1,721
SandRidge Energy, Inc., 7.50%, 3/15/21	2,285,000	1,462
SandRidge Energy, Inc., 7.50%, 2/15/23	810,000	510
SandRidge Energy, Inc., 8.125%, 10/15/22	1,040,000	655
SM Energy Co., 6.50%, 11/15/21	1,205,000	1,169
SM Energy Co., 6.50%, 1/1/23	490,000	470
Whiting Petroleum Corp., 5.00%, 3/15/19	1,310,000	1,225
Whiting Petroleum Corp., 5.75%, 3/15/21	785,000	728

Total		36,892

Entertainment (1.2%)
Activision Blizzard, Inc., 5.625%, 9/15/21 144A	785,000	824
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.375%, 6/1/24 144A	2,680,000	2,667
NCL Corp., Ltd., 5.00%, 2/15/18	415,000	415
NCL Corp., Ltd., 5.25%, 11/15/19 144A	975,000	982
Regal Entertainment Group, 5.75%, 3/15/22	660,000	630
Royal Caribbean Cruises, Ltd., 5.25%, 11/15/22	590,000	620
Six Flags Entertainment Corp., 5.25%, 1/15/21 144A	2,500,000	2,500

Total		8,638

Finance (1.9%)
AerCap Aviation Solutions BV, 6.375%, 5/30/17	1,005,000	1,063
AerCap Ireland Capital, Ltd., 5.00%, 10/1/21 144A	2,400,000	2,484
CIT Group, Inc., 5.00%, 5/15/17	455,000	472
CIT Group, Inc., 5.00%, 8/15/22	1,215,000	1,249
CIT Group, Inc., 5.25%, 3/15/18	1,680,000	1,751
CIT Group, Inc., 5.375%, 5/15/20	515,000	544

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Finance continued
CIT Group, Inc., 5.50%, 2/15/19 144A	815,000	860
International Lease Finance Corp., 7.125%, 9/1/18 144A	1,550,000	1,736
International Lease Finance Corp., 8.75%, 3/15/17	2,180,000	2,414
International Lease Finance Corp., 8.875%, 9/1/17	965,000	1,088

Total		13,661

Food & Beverage (3.5%)
Anna Merger Sub, Inc., 7.75%, 10/1/22 144A	4,100,000	4,151
ARAMARK Corp., 5.75%, 3/15/20	4,585,000	4,734
B&G Foods, Inc., 4.625%, 6/1/21	2,150,000	2,099
Constellation Brands, Inc., 4.75%, 11/15/24	1,500,000	1,519
Darling Ingredients, Inc., 5.375%, 1/15/22	285,000	281
Del Monte Corp., 7.625%, 2/15/19	2,575,000	2,530
H.J. Heinz Co., 4.25%, 10/15/20	1,000,000	1,010
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21	3,000,000	2,925
Smithfield Foods, Inc., 6.625%, 8/15/22	1,095,000	1,144
Sun Merger Sub, Inc., 5.25%, 8/1/18 144A	785,000	799
Sun Merger Sub, Inc., 5.875%, 8/1/21 144A	390,000	398
US Foods, Inc., 8.50%, 6/30/19	2,625,000	2,782
Whitewave Foods Co., 5.375%, 10/1/22	515,000	530

Total		24,902

Gaming/Leisure/Lodging (3.8%)
Ameristar Casinos, Inc., 7.50%, 4/15/21	2,625,000	2,737
Chester Downs & Marina LLC, 9.25%, 2/1/20 144A	1,300,000	949
Churchill Downs, Inc., 5.375%, 12/15/21	1,550,000	1,550
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	2,000,000	2,070
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	1,800,000	1,881
MGM Resorts International, 6.00%, 3/15/23	2,350,000	2,362

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	133

High Yield Bond Portfolio

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
MGM Resorts International, 6.625%, 12/15/21	1,040,000	1,092
MGM Resorts International, 6.75%, 10/1/20	835,000	877
MGM Resorts International, 7.75%, 3/15/22	820,000	908
MGM Resorts International, 8.625%, 2/1/19	1,265,000	1,434
Penn National Gaming, Inc., 5.875%, 11/1/21	2,675,000	2,488
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 5/15/21 144A	3,865,000	3,826
Seminole Tribe of Florida, Inc., 7.804%, 10/1/20 144A	2,405,000	2,549
Station Casinos LLC, 7.50%, 3/1/21	2,000,000	2,050

Total		26,773

Healthcare (9.0%)
AmSurg Corp., 5.625%, 7/15/22 144A	2,325,000	2,383
Biomet, Inc., 6.50%, 8/1/20	725,000	776
Catamaran Corp., 4.75%, 3/15/21	1,715,000	1,715
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	805,000	833
CHS/Community Health Systems, Inc., 6.875%, 2/1/22	1,185,000	1,255
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	715,000	762
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	2,615,000	2,792
Davita, Inc., 5.75%, 8/15/22	2,250,000	2,385
DJO Finance LLC/DJO Finance Corp., 9.875%, 4/15/18	1,500,000	1,522
Emdeon, Inc., 11.00%, 12/31/19	1,500,000	1,631
Envision Healthcare Corp., 5.125%, 7/1/22 144A	3,330,000	3,305
HCA Holdings, Inc., 6.25%, 2/15/21	1,460,000	1,555
HCA Holdings, Inc., 7.75%, 5/15/21	1,505,000	1,603
HCA, Inc., 4.25%, 10/15/19	900,000	913

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Healthcare continued
HCA, Inc., 5.00%, 3/15/24	2,575,000	2,646
HCA, Inc., 5.875%, 3/15/22	3,525,000	3,860
HCA, Inc., 5.875%, 5/1/23	2,020,000	2,129
HCA, Inc., 6.50%, 2/15/20	1,935,000	2,168
HCA, Inc., 8.00%, 10/1/18	580,000	664
LifePoint Hospitals, Inc., 5.50%, 12/1/21	2,390,000	2,444
MPH Acquisition Holdings LLC, 6.625%, 4/1/22 144A	4,125,000	4,218
Omnicare, Inc., 4.75%, 12/1/22	1,975,000	2,000
Omnicare, Inc., 5.00%, 12/1/24	900,000	922
Ortho-Clinical Diagnostics, Inc., 6.625%, 5/15/22 144A	4,750,000	4,269
Teleflex, Inc., 5.25%, 6/15/24 144A	1,750,000	1,750
Tenet Healthcare Corp., 4.50%, 4/1/21	830,000	832
Tenet Healthcare Corp., 5.00%, 3/1/19 144A	655,000	656
Tenet Healthcare Corp., 6.00%, 10/1/20	1,285,000	1,380
Tenet Healthcare Corp., 6.25%, 11/1/18	860,000	933
Tenet Healthcare Corp., 6.75%, 2/1/20	1,045,000	1,100
Tenet Healthcare Corp., 8.125%, 4/1/22	2,180,000	2,436
United Surgical Partners International, Inc., 9.00%, 4/1/20	1,575,000	1,691
VWR Funding, Inc., 7.25%, 9/15/17	3,500,000	3,658

Total		63,186

Insurance (0.9%)
Hockey Merger Sub 2, Inc., 7.875%, 10/1/21 144A	4,370,000	4,348
Hub Holdings LLC/Hub Holdings Finance, Inc., 8.125%, 7/15/19 144A	485,000	480
York Risk Services Holding Corp., 8.50%, 10/1/22 144A	1,650,000	1,650

Total		6,478

Media (12.0%)
AMC Networks, Inc., 7.75%, 7/15/21	2,200,000	2,354

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Media continued
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.25%, 2/15/22 144A	795,000	801
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.875%, 3/15/25 144A	1,950,000	1,965
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21	1,350,000	1,360
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 9/1/23	1,000,000	1,012
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	3,050,000	3,080
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	1,285,000	1,349
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	870,000	922
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21 144A	2,460,000	2,386
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375%, 9/15/20 144A	1,685,000	1,744
Clear Channel Communications, Inc., 9.00%, 9/15/22 144A	1,515,000	1,485
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	2,700,000	2,781
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	1,750,000	1,767
DISH DBS Corp., 5.00%, 3/15/23	1,110,000	1,074
DISH DBS Corp., 5.875%, 7/15/22	1,080,000	1,107
DISH DBS Corp., 5.875%, 11/15/24 144A	900,000	904
DISH DBS Corp., 6.75%, 6/1/21	1,810,000	1,946
Expo Event Transco, Inc., 9.00%, 6/15/21 144A	2,400,000	2,448
Gannett Co., 4.875%, 9/15/21 144A	195,000	194
Gannett Co., 5.125%, 10/15/19	785,000	803
Gannett Co., 5.125%, 7/15/20	980,000	1,000
Gannett Co., 5.50%, 9/15/24 144A	195,000	195
Gannett Co., 6.375%, 10/15/23	700,000	742

The Accompanying Notes are an Integral Part of the Financial Statements.

134	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Media continued
Gray Television, Inc., 7.50%, 10/1/20	2,730,000	2,812
IAC/InterActiveCorp, 4.75%, 12/15/22	2,500,000	2,431
IAC/InterActiveCorp., 4.875%, 11/30/18	655,000	666
Inmarsat Finance PLC, 4.875%, 5/15/22 144A	1,305,000	1,292
Intelsat Jackson Holdings SA, 5.50%, 8/1/23	2,800,000	2,783
Intelsat Jackson Holdings SA, 6.625%, 12/15/22	1,200,000	1,233
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	1,460,000	1,524
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	1,115,000	1,178
Intelsat Luxembourg SA, 7.75%, 6/1/21	1,860,000	1,865
Lamar Media Corp., 5.875%, 2/1/22	2,600,000	2,697
LIN Television Corp., 6.375%, 1/15/21	840,000	838
Media General Financing Sub, Inc., 5.875%, 11/15/22 144A	2,000,000	1,980
Nielsen Finance LLC, 4.50%, 10/1/20	3,000,000	3,015
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 144A	2,000,000	2,010
Numericable Group SA, 4.875%, 5/15/19 144A	2,535,000	2,513
Numericable Group SA, 6.00%, 5/15/22 144A	1,295,000	1,302
Numericable Group SA, 6.25%, 5/15/24 144A	650,000	655
Radio One, Inc., 9.25%, 2/15/20 144A	1,000,000	870
Sinclair Television Group, Inc., 5.375%, 4/1/21	1,370,000	1,360
Sinclair Television Group, Inc., 6.125%, 10/1/22	990,000	1,007
Sinclair Television Group, Inc., 6.375%, 11/1/21	550,000	567
Sirius XM Holdings, Inc., 4.25%, 5/15/20 144A	645,000	635
Sirius XM Holdings, Inc., 4.625%, 5/15/23 144A	550,000	514
Sirius XM Holdings, Inc., 5.75%, 8/1/21 144A	1,045,000	1,069
Sirius XM Holdings, Inc., 5.875%, 10/1/20 144A	1,180,000	1,215
Sirius XM Radio, Inc., 6.00%, 7/15/24 144A	2,185,000	2,240
Southern Graphics, Inc., 8.375%, 10/15/20 144A	2,375,000	2,381
Time, Inc., 5.75%, 4/15/22 144A	1,575,000	1,524

	Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	Unitymedia Hessen GmbH & Co., 5.00%, 1/15/25 144A	1,525,000	1,529
	Unitymedia KabelBW GmbH, 6.125%, 1/15/25 144A	3,250,000	3,356
	Virgin Media Secured Finance PLC, 5.375%, 4/15/21 144A	1,380,000	1,425

	Total		83,905

	Metals & Mining (0.4%)
	Steel Dynamics, Inc., 5.125%, 10/1/21 144A	620,000	632
	Steel Dynamics, Inc., 5.50%, 10/1/24 144A	930,000	953
	Steel Dynamics, Inc., 6.125%, 8/15/19	540,000	567
	Steel Dynamics, Inc., 6.375%, 8/15/22	540,000	572

	Total		2,724

	Oil & Gas (0.3%)
	Tesoro Corp., 5.125%, 4/1/24	1,725,000	1,712
	Tesoro Corp., 5.375%, 10/1/22	555,000	562

	Total		2,274

	Other Holdings (–%)
(d)	General Motors Co. Escrow, 7.20%, 1/15/15	610,000	—
(d)	General Motors Co. Escrow, 8.375%, 7/15/33	4,865,000	—

	Total		—

	Pharmaceuticals (1.4%)
	Grifols Worldwide Operations, Ltd., 5.25%, 4/1/22 144A	2,800,000	2,863
	Jaguar Holding Co. I, 9.375%, 10/15/17 144A	2,410,000	2,463
	Jaguar Holding Co. II/ Jaguar Merger Sub, Inc., 9.50%, 12/1/19 144A	1,600,000	1,716
	Valeant Pharmaceuticals International, Inc., 5.625%, 12/1/21 144A	655,000	660
	Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20 144A	750,000	784
	Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18 144A	1,571,000	1,671

	Total		10,157

	Pipelines (5.7%)
	Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 3/15/24	1,600,000	1,624

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	890,000	946
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/1/20	1,095,000	1,114
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22 144A	1,000,000	965
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 12/15/20	1,175,000	1,125
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 3/1/22	520,000	497
El Paso LLC, 6.50%, 9/15/20	500,000	566
El Paso LLC, 7.25%, 6/1/18	500,000	567
Energy Transfer Equity LP, 5.875%, 1/15/24	2,500,000	2,538
Energy Transfer Equity LP, 7.50%, 10/15/20	2,020,000	2,242
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	850,000	829
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/22	2,350,000	2,297
Hiland Partners LP/Hiland Partners Finance Corp., 5.50%, 5/15/22 144A	1,050,000	924
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/1/20 144A	1,075,000	1,021
Kinder Morgan, Inc., 5.00%, 2/15/21 144A	730,000	759
Kinder Morgan, Inc., 5.625%, 11/15/23 144A	625,000	669
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/1/24	1,850,000	1,808
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	603,000	624
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	780,000	811
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 6.50%, 5/15/21	405,000	409

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	135

High Yield Bond Portfolio

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 6/1/20	811,000	866
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/1/23	655,000	601
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/1/22	205,000	194
Regency Energy Partners LP/Regency Energy Finance Corp., 5.75%, 9/1/20	1,310,000	1,313
Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/1/22	525,000	524
Rose Rock Midstream LP., 5.625%, 7/15/22	2,100,000	1,964
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	1,650,000	1,621
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	1,230,000	1,202
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	2,285,000	2,319
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 6/1/24	3,075,000	2,967
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 8/15/22	455,000	432
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/1/22	547,000	554
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20	967,000	969
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.125%, 10/15/21	940,000	938
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 144A	1,125,000	1,122

Total		39,921

Services (2.2%)
Garda World Security Corp., 7.25%, 11/15/21 144A	2,000,000	1,980

	Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

	Services continued
	Hearthside Group Holdings LLC/Hearthside Finance Co., 6.50%, 5/1/22 144A	3,175,000	3,096
	IHS, Inc., 5.00%, 11/1/22 14A	2,100,000	2,079
	Multi-Color Corp., 6.125%, 12/1/22 144A	3,125,000	3,125
	The ServiceMaster Co., 7.00%, 8/15/20	4,750,000	4,916
	The ServiceMaster Co., 8.00%, 2/15/20	400,000	421

	Total		15,617

	Technology (11.4%)
	ACI Worldwide, Inc., 6.375%, 8/15/20 144A	395,000	413
	Advanced Micro Devices, Inc., 6.75%, 3/1/19	785,000	738
	Advanced Micro Devices, Inc., 7.00%, 7/1/24	1,655,000	1,403
	Anixter, Inc., 5.125%, 10/1/21	3,125,000	3,125
	Audatex North America, Inc., 6.00%, 6/15/21 144A	3,140,000	3,234
	Audatex North America, Inc., 6.125%, 11/1/23 144A	1,605,000	1,657
	Blackboard, Inc., 7.75%, 11/15/19 144A	1,450,000	1,454
	BMC Software Finance, Inc., 8.125%, 7/15/21 144A	2,200,000	2,068
	Boxer Parent Co., 9.00%, 10/15/19 144A	1,385,000	1,177
	CDW LLC/CDW Finance Corp., 5.50%, 12/1/24	2,250,000	2,253
	CDW LLC/CDW Finance Corp., 6.00%, 8/15/22	2,250,000	2,323
	CommScope, Inc., 5.00%, 6/15/21 144A	460,000	453
	CommScope, Inc., 5.50%, 6/15/24 144A	3,825,000	3,768
	Compiler Finance Sub, Inc., 7.00%, 5/1/20 144A	1,500,000	1,290
	CoreLogic, Inc., 7.25%, 6/1/21	2,500,000	2,625
	Eagle Midco, Inc., 9.00%, 6/15/18 144A	1,650,000	1,687
	First Data Corp., 6.75%, 11/1/20 144A	1,185,000	1,265
	First Data Corp., 7.375%, 6/15/19 144A	820,000	863
	First Data Corp., 8.25%, 1/15/21 144A	935,000	1,000
(c)	First Data Corp., 8.75%, 1/15/22 144A	1,875,000	2,016
	First Data Corp., 11.25%, 1/15/21	1,012,000	1,149

	Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

	Technology continued
	First Data Corp., 11.75%, 8/15/21	1,639,000	1,881
	Freescale Semiconductor, Inc., 5.00%, 5/15/21 144A	2,150,000	2,150
	Freescale Semiconductor, Inc., 6.00%, 1/15/22 144A	655,000	684
(c)	Igloo Holdings Corp., 8.25%, 12/15/17 144A	3,625,000	3,661
(c)	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125%, 5/1/21 144A	5,560,000	5,449
	Infor, Inc., 9.375%, 4/1/19	1,000,000	1,070
	Interactive Data Corp., 5 .875%, 4/15/19 144A	1,525,000	1,514
	Iron Mountain, Inc., 7.75%, 10/1/19	1,360,000	1,455
	Magnachip Semiconductor Corp., 6.625%, 7/15/21	1,500,000	1,361
	MSCI, Inc., 5.25%, 11/15/24 144A	500,000	517
	NCR Corp., 4.625%, 2/15/21	675,000	655
	NCR Corp., 5.00%, 7/15/22	335,000	327
	NCR Corp., 5.875%, 12/15/21	2,000,000	2,055
	NCR Corp., 6.375%, 12/15/23	520,000	541
	Nuance Communications, Inc., 5.375%, 8/15/20 144A	2,500,000	2,506
	Sensata Technologies BV, 5.625%, 11/1/24 144A	1,625,000	1,686
	Sophia Holding Finance LP/Sophia Holding Finance, Inc., 9.625%, 12/1/18 144A	3,500,000	3,518
	Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 144A	625,000	667
	SunGard Data Systems, Inc., 6.625%, 11/1/19	2,525,000	2,550
	SunGard Data Systems, Inc., 7.625%, 11/15/20	1,230,000	1,304
	TransUnion Holding Co., 8.125%, 6/15/18	1,000,000	1,025
	TransUnion Holding Co., 9.625%, 6/15/18	3,000,000	3,068
	VeriSign, Inc., 4.625%, 5/1/23	1,500,000	1,470
	Zebra Technologies Corp., 7.25%, 10/15/22 144A	2,725,000	2,861

	Total		79,936

	Telecommunications (4.4%)
	Altice SA, 7.75%, 5/15/22 144A	1,150,000	1,152

The Accompanying Notes are an Integral Part of the Financial Statements.

136	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Digicel Group, Ltd., 7.125%, 4/1/22 144A	525,000	488
Digicel Group, Ltd., 8.25%, 9/30/20 144A	1,200,000	1,164
Digicel, Ltd., 6.00%, 4/15/21 144A	1,260,000	1,178
Level 3 Communications, Inc., 5.75%, 12/1/22 144A	4,250,000	4,277
MetroPCS Wireless, Inc., 6.625%, 11/15/20	1,410,000	1,435
Sprint Communications, Inc., 6.00%, 11/15/22	1,000,000	920
Sprint Communications, Inc., 7.00%, 8/15/20	2,740,000	2,740
Sprint Communications, Inc., 9.00%, 11/15/18 144A	1,630,000	1,854
Sprint Communications, Inc., 11.50%, 11/15/21	1,485,000	1,786
Sprint Corp., 7.125%, 6/15/24	650,000	604

Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Sprint Corp., 7.25%, 9/15/21	2,610,000	2,587
Sprint Corp., 7.875%, 9/15/23	1,965,000	1,940
T-Mobile USA, Inc., 6.00%, 3/1/23	775,000	777
T-Mobile USA, Inc., 6.125%, 1/15/22	575,000	584
T-Mobile USA, Inc., 6.25%, 4/1/21	2,740,000	2,804
T-Mobile USA, Inc., 6.375%, 3/1/25	1,035,000	1,051
T-Mobile USA, Inc., 6.542%, 4/28/20	1,045,000	1,079
T-Mobile USA, Inc., 6.625%, 4/1/23	1,000,000	1,024
T-Mobile USA, Inc., 6.633%, 4/28/21	785,000	806
T-Mobile USA, Inc., 6.731%, 4/28/22	365,000	376

Total		30,626

	Bonds (96.4%)	Shares/ $ Par	Value $ (000’s)

	Transportation (0.7%)
	HDTFS, Inc., 6.25%, 10/15/22	4,100,000	4,141
	The Hertz Corp., 5.875%, 10/15/20	420,000	423

	Total		4,564

	Total Bonds
	(Cost: $683,753)		676,831

	Common Stocks & Warrants (0.0%)
	Metals & Mining (0.0%)
*	Patriot Coal Corp. Warrants	17,358	38

	Total Common Stocks & Warrants
	(Cost: $95)		38

	Total Investments (96.4%)
	(Cost: $683,848)(a)		676,869

	Other Assets, Less
	Liabilities (3.6%)		25,119

	Net Assets (100.0%)		701,988

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014 the value of these securities (in thousands) was $300,769 representing 42.8% of the net assets.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $683,852 and the net unrealized depreciation of investments based on that cost was $6,983 which is comprised of $6,948 aggregate gross unrealized appreciation and $13,931 aggregate gross unrealized depreciation.

(c)	PIK — Payment In Kind

(d)	Defaulted Security

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks & Warrants	$-	$-	$38
Corporate Bonds	-	676,831	-
Total	$-	$676,831	$38

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	137

Multi-Sector Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$546 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

Market Overview

Both uncertainty and volatility increased in the first quarter of 2014. Bond markets rallied early in the quarter due to the somewhat uncertain pace of economic expansion and mostly held on to gains as the crisis in Ukraine led a general flight to quality. European economies continued to stabilize but concerns rose in Asia, especially over China’s economic health.

The second quarter of 2014 saw the return of risk appetite and an easing of global political risks. Bond markets rallied as central banks remained accommodative. Emerging markets (“EM”) led gains, and developed market yields fell to twelve-month lows during the quarter.

The third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields moved lower, while credit markets backed up. Given this improvement in the outlook for growth, the Federal Reserve (the “Fed”) policy rate projections increased modestly and the U.S. dollar surged more than 7.5% versus its major trading partners. Further east, growth concerns developed in China and Japan, and in EM tensions over Ukraine pushed the U.S. and European Union to expand sanctions on Russia.

The final quarter of 2014 saw continued global growth divergence, but the most defining event was the sharp decline in oil prices and accompanying market volatility, which dissipated quickly but still managed to leave certain risk sectors bruised. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, particularly in Japan and Europe, which continued to struggle.

Portfolio Results

The Portfolio returned 3.25% for the twelve months ended December 31, 2014. By comparison, the Portfolio’s benchmark, the Barclays® Global Credit Hedged USD Index returned 6.64%. The Portfolio’s custom benchmark, comprised of 1/3 Barclays® Global Aggregate Credit component, 1/3 Merrill Lynch Global High Yield BB-B rated constrained and 1/3 J.P. Morgan EMBI Global, all U.S. dollar Hedged Index, returned 5.48%. (These Indices are unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return of the Multisector Bond peer group was 3.43% in 2014.

During the period, exposure to Russian external debt was the primary detractor amid concerns over geopolitical tensions, oil prices and currency weakness. An underweight to long-term U.S. government bonds detracted from returns as rates fell during the period. An underweight to longer-term bonds in the U.K., partially implemented through the use of interest rate swaps, also detracted as rates fell across most parts of the curve. Within spread sectors, an overweight to EM external debt was negative for returns as spreads widened.

An overweight to European rates implemented through euro denominated external debt contributed to returns as rates fell across the maturity spectrum, particular in longer dated maturities. Additionally, an overweight to longer-term Australian government bonds contributed to returns as rates fell. Within the corporate sector, an underweight to high yield and investment grade industrials was positive for returns as spreads widened.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

We expect global growth to accelerate from around 2.5% this year to 2.75% next year. This incremental improvement comes from our view that lower oil prices will be a positive shock for a majority of global economies as petrodollars are redirected from producers to consumers. Declining oil prices will also have a clear downside impact on global inflation, allowing many countries to sustain or increase growth-supportive monetary policy measures.

138	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio (unaudited)

We believe the U.S. economy will continue to be the growth leader in the developed world, with average growth around 3.0%. Our favorable outlook reflects improving household finances and confidence, as well as solid corporate profits and rising utilization rates, which should coalesce to underpin a self-reinforcing economic cycle. With business expansion plans likely to support a healthy pace of payroll gains, wage pressures are expected to gradually rise as the unemployment rate falls further. While falling oil prices should keep headline inflation subdued, we expect the Fed will take its policy signals from marginal wage gains and begin to gradually raise policy interest rates in mid-2015. As a result of the stronger growth outlook and likelihood for policy normalization, we expect the strength of the U.S. dollar versus other currencies to persist.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	Since Inception*
Multi-Sector Bond Portfolio	3.25%	6.78%	6.28%
Barclays® Global Credit Hedged USD Index	6.64%	6.30%	5.75%
Equal Weighted Composite of Barclays® Global Aggregate — Credit Component, Hedged USD; Merrill Lynch® Global High Yield BB-B Rated Constrained Index; JP Morgan® EMBI Global	5.48%	7.42%	6.71%
Morningstar® US Insurance Fund Multisector Bond Average	3.43%	6.40%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities, which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Multi-Sector Bond Portfolio	139

Multi-Sector Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/14

Security Description	% of Net Assets
US Treasury, Various	3.2%
Mexico Government International Bond, 4.00%, 10/2/23	2.2%
Barclays Bank PLC, Various	2.1%
Brazil, Various	1.4%
Russian Federation, Various	1.4%
Gazprom OAO, Various	1.4%
Credit Agricole SA, 8.125%, 9/19/33	1.3%
Ally Financial, Inc., Various	1.3%
Republic of Italy EUR, 3.75%, 9/1/24	1.3%
UBS AG, Various	1.3%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

140	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Schedule of Investments

December 31, 2014

	Corporate Bonds (42.3%)	Shares/ $ Par	Value $ (000’s)

	Autos & Vehicle Parts (0.6%)
	Banque PSA Finance SA, 4.375%, 4/4/16 144A	500,000	515
(b)	General Motors Financial Co., Inc., 2.625%, 7/10/17	800,000	803
(b)	Magna International, Inc., 3.625%, 6/15/24	700,000	701
	RCI Banque SA, 3.50%, 4/3/18 144A	300,000	311
	Schaeffler Finance BV, 7.75%, 2/15/17 144A	300,000	329
(c)	Schaeffler Holding Finance BV, 6.25%, 11/15/19 144A	300,000	309
(c)	Schaeffler Holding Finance BV, 6.75%, 11/15/22 144A	400,000	418

	Total		3,386

	Banking (14.2%)
(b)	Ally Financial, Inc., 3.50%, 7/18/16	700,000	708
(b)	Ally Financial, Inc., 3.75%, 11/18/19	5,200,000	5,122
(b)	Ally Financial, Inc., 4.625%, 6/26/15	300,000	302
(b)	Ally Financial, Inc., 5.125%, 9/30/24	800,000	812
	Banco Continental SA via Continental Senior Trustee II Cayman, Ltd., 5.75%, 1/18/17 144A	600,000	633
(b)	Banco Santander Brasil SA, 4.625%, 2/13/17	400,000	415
	Banco Santander Chile, 3.875%, 9/20/22 144A	1,000,000	989
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, 4.125%, 11/9/22 144A	2,350,000	2,327
	Banco Votorantim SA, 5.25%, 2/11/16 144A	800,000	815
(b)	Bank of America Corp., 2.60%, 1/15/19	3,300,000	3,326
(b)	Barclays Bank PLC, 7.625%, 11/21/22	2,000,000	2,187
(b)	Barclays Bank PLC, 7.75%, 4/10/23	3,200,000	3,488
(b)	BPCE SA, 4.00%, 4/15/24	2,000,000	2,090
	BPCE SA, 4.50%, 3/15/25 144A	1,600,000	1,563

	Corporate Bonds (42.3%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	BPCE SA, 4.625%, 7/11/24 144A	1,400,000	1,359
	Cantor Fitzgerald LP, 7.875%, 10/15/19 144A	1,500,000	1,639
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 12/29/49 144A	200,000	257
	Corpbanca SA, 3.875%, 9/22/19 144A	1,400,000	1,404
	Credit Agricole SA, 8.125%, 9/19/33	6,500,000	7,252
	Credit Suisse AG, 6.50%, 8/8/23 144A	2,200,000	2,415
	Credit Suisse AG, 6.50%, 8/8/23	1,700,000	1,866
(b)	The Goldman Sachs Group, Inc., 4.00%, 3/3/24	400,000	415
(b)	The Goldman Sachs Group, Inc., 5.75%, 1/24/22	400,000	463
(b)	The Goldman Sachs Group, Inc., 6.75%, 10/1/37	850,000	1,069
(b)	The Goldman Sachs Group, Inc., 7.50%, 2/15/19	400,000	476
	ING Bank NV, 5.80%, 9/25/23 144A	3,000,000	3,328
(b)	Intesa Sanpaolo SpA, 2.375%, 1/13/17	800,000	807
	Intesa Sanpaolo SpA, 5.017%, 6/26/24 144A	500,000	485
	Intesa Sanpaolo SpA, 6.50%, 2/24/21 144A	4,100,000	4,743
(b)	JPMorgan Chase & Co., 7.90%, 4/29/49	2,200,000	2,368
	KBC Bank NV, 8.00%, 1/25/23	4,600,000	5,176
	LBG Capital No.1 PLC, 8.50%, 12/29/49 144A	660,000	714
	Macquarie Group, Ltd., 6.25%, 1/14/21 144A	300,000	343
(b)	Morgan Stanley, 5.50%, 1/26/20	500,000	563
(b)	Morgan Stanley, 7.30%, 5/13/19	400,000	474
(b)	Royal Bank of Scotland Group PLC, 6.40%, 10/21/19	1,200,000	1,394
	Royal Bank of Scotland PLC, 9.50%, 3/16/22	3,200,000	3,637
	UBS AG, 4.75%, 5/22/23	2,300,000	2,321

	Corporate Bonds (42.3%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	UBS AG of Stamford Connecticut, 7.625%, 8/17/22	1,400,000	1,648
	UBS AG/Jersey, 7.25%, 2/22/22	2,700,000	2,896
	Wells Fargo & Co., 7.98%, 3/29/49	3,100,000	3,422

	Total		77,711

	Basic Materials (0.3%)
(b)	Georgia-Pacific LLC, 8.875%, 5/15/31	200,000	310
(b)	Hamilton College, 4.75%, 7/1/13	100,000	90
(b)	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.875%, 8/15/19	200,000	211
	Sappi Papier Holding GmbH, 7.75%, 7/15/17 144A	400,000	428
(b)	Weyerhaeuser Co., 7.375%, 10/1/19	400,000	477

	Total		1,516

	Builders & Building Materials (0.4%)
(b)	Associated Materials LLC/AMH New Finance, Inc., 9.125%, 11/1/17	600,000	495
	Cemex SAB de CV, 9.50%, 6/15/18 144A	1,300,000	1,417
(b)	Owens Corning, Inc., 4.20%, 12/1/24	400,000	395

	Total		2,307

	Capital Goods (0.2%)
	NCSG Crane & Heavy Haul Services, 9.50%, 8/15/19 144A	1,000,000	850

	Total		850

	Chemicals (0.5%)
(b)	Ashland, Inc., 3.875%, 4/15/18	500,000	505
	Braskem Finance, Ltd., 5.75%, 4/15/21	700,000	705
	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI, Ltd., 5.125%, 12/12/17 144A	900,000	772
	Ineos Finance PLC, 7.50%, 5/1/20 144A	200,000	210
	Ineos Finance PLC, 8.375%, 2/15/19 144A	200,000	213

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	141

Multi-Sector Bond Portfolio

	Corporate Bonds (42.3%)	Shares/ $ Par	Value $ (000’s)

	Chemicals continued
	Phosagro OAO via Phosagro Bond Funding, Ltd., 4.204%, 2/13/18 144A	200,000	172

	Total		2,577

	Consumer Products & Retailing (0.4%)
(b)	Altria Group, Inc., 10.20%, 2/6/39	418,000	728
	CVS Pass-Through Trust, 4.704%, 1/10/36 144A	487,846	521
	CVS Pass-Through Trust, 5.926%, 1/10/34 144A	836,541	973
	CVS Pass-Through Trust, 7.507%, 1/10/32 144A	89,305	114
	Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	100,000	106

	Total		2,442

	Electric Utilities (1.9%)
(k)	The AES Corp., 8.00%, 10/15/17	13,000	15
(k)	The AES Corp., 8.00%, 6/1/20	300,000	343
	ContourGlobal Power Holdings SA, 7.125%, 6/1/19 144A	300,000	300
	Dynegy Finance I, Inc./Dynegy Finance II, Inc., 7.625%, 11/1/24 144A	1,875,000	1,912
(k)	Exelon Generation Co. LLC, 4.25%, 6/15/22	500,000	520
(k)	FirstEnergy Corp., 7.375%, 11/15/31	800,000	968
(k)	NRG Energy, Inc., 7.625%, 1/15/18	3,400,000	3,732
(k)	Puget Energy, Inc., 5.625%, 7/15/22	200,000	231
	RWE AG, 7.00%, 10/12/72	800,000	856
	SSE PLC, 5.625%, 9/29/49	1,600,000	1,687

	Total		10,564

	Energy (2.6%)
	Afren PLC, 6.625%, 12/9/20	2,600,000	1,456
	Borets Finance, Ltd., 7.625%, 9/26/18 144A	1,600,000	1,136
	California Resources Corp., 5.00%, 1/15/20 144A	700,000	607
	California Resources Corp., 5.50%, 9/15/21 144A	600,000	513

	Corporate Bonds (42.3%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	California Resources Corp., 6.00%, 11/15/24 144A	600,000	507
(k)	CGG SA, 7.75%, 5/15/17	34,000	29
(k)	Chesapeake Energy Corp., 3.481%, 4/15/19	1,500,000	1,470
(k)	EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	100,000	93
	Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22 144A	200,000	179
(k)	Harvest Operations Corp., 6.875%, 10/1/17	100,000	96
	Nakilat, Inc., 6.067%, 12/31/33	200,000	223
	Novatek OAO via Novatek Finance, Ltd., 4.422%, 12/13/22 144A	3,590,000	2,657
	Novatek OAO via Novatek Finance, Ltd., 6.604%, 2/3/21 144A	1,600,000	1,368
	Odebrecht Drilling Norbe VIII/IX, Ltd., 6.35%, 6/30/21	1,275,000	1,202
	Petrofac, Ltd., 3.40%, 10/10/18 144A	100,000	99
(k)	Pride International, Inc., 8.50%, 6/15/19	500,000	599
	Tullow Oil PLC, 6.25%, 4/15/22 144A	2,600,000	2,184

	Total		14,418

	Finance (4.8%)
	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 5.00%, 10/1/21 144A	1,500,000	1,552
	Aviation Capital Group Corp., 3.875%, 9/27/16 144A	1,000,000	1,025
	AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	616,000	630
(k)	CIT Group, Inc., 3.875%, 2/19/19	800,000	798
(k)	CIT Group, Inc., 4.25%, 8/15/17	100,000	102
(k)	CIT Group, Inc., 5.25%, 3/15/18	2,700,000	2,815
(k)	GATX Corp., 4.75%, 6/15/22	200,000	220
(k)	General Electric Capital Corp., 6.25%, 12/29/49	2,300,000	2,504

	Corporate Bonds (42.3%)	Shares/ $ Par	Value $ (000’s)

	Finance continued
(k)	International Lease Finance Corp., 5.875%, 4/1/19	1,400,000	1,509
	International Lease Finance Corp., 6.75%, 9/1/16 144A	1,200,000	1,278
	Navient Corp., 4.875%, 6/17/19	1,200,000	1,203
	Navient Corp., 6.00%, 1/25/17	100,000	105
	Navient Corp., 6.25%, 1/25/16	3,200,000	3,328
(k)	Navient Corp., 8.45%, 6/15/18	1,100,000	1,227
	OneMain Financial Holdings, Inc., 6.75%, 12/15/19 144A	600,000	612
	OneMain Financial Holdings, Inc., 7.25%, 12/15/21 144A	600,000	615
(k)	PHH Corp., 6.375%, 8/15/21	1,100,000	1,008
	SCF Capital, Ltd., 5.375%, 10/27/17 144A	2,500,000	2,047
(k)	Springleaf Finance Corp., 5.75%, 9/15/16	300,000	310
(k)	Springleaf Finance Corp., 6.50%, 9/15/17	700,000	735
	Springleaf Finance Corp., 6.90%, 12/15/17	2,200,000	2,343

	Total		25,966

	Healthcare (0.8%)
(k)	Boston Scientific Corp., 6.00%, 1/15/20	1,200,000	1,352
(k)	CHS/Community Health Systems, Inc., 5.125%, 8/1/21	200,000	208
(k)	HCA, Inc., 6.50%, 2/15/20	2,000,000	2,241
	Tenet Healthcare Corp., 4.50%, 4/1/21	300,000	301

	Total		4,102

	Insurance (0.6%)
(k)	AXA SA, 8.60%, 12/15/30	2,000,000	2,717
	The Doctors Co., 6.50%, 10/15/23 144A	300,000	330

	Total		3,047

	Media (1.9%)
(k)	CSC Holdings LLC, 7.625%, 7/15/18	800,000	899
(k)	CSC Holdings LLC, 8.625%, 2/15/19	200,000	232
(k)	DISH DBS Corp., 5.125%, 5/1/20	3,800,000	3,828
	Numericable Group SA, 4.875%, 5/15/19 144A	400,000	397

The Accompanying Notes are an Integral Part of the Financial Statements.

142	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (42.3%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	Numericable Group SA, 6.00%, 5/15/22 144A	900,000	905
	Numericable Group SA, 6.25%, 5/15/24 144A	2,400,000	2,418
	UPCB Finance III, Ltd., 6.625%, 7/1/20 144A	400,000	420
	UPCB Finance V, Ltd., 7.25%, 11/15/21 144A	200,000	219
	UPCB Finance VI, Ltd., 6.875%, 1/15/22 144A	150,000	163
	Viacom, Inc., 5.85%, 9/1/43	100,000	111
	Virgin Media Secured Finance PLC, 5.25%, 1/15/21	700,000	732

	Total		10,324

	Metals & Mining (4.6%)
	ALROSA Finance SA, 7.75%, 11/3/20 144A	1,500,000	1,410
	ALROSA Finance SA, 7.75%, 11/3/20	900,000	846
	Anglo American Capital PLC, 4.125%, 4/15/21 144A	200,000	201
	Anglo American Capital PLC, 4.125%, 9/27/22 144A	1,100,000	1,089
(k)	AngloGold Ashanti Holdings PLC, 5.375%, 4/15/20	100,000	96
(k)	AngloGold Ashanti Holdings PLC, 6.50%, 4/15/40	1,000,000	881
(k)	ArcelorMittal, 4.25%, 8/5/15	1,500,000	1,522
	CONSOL Energy, Inc., 5.875%, 4/15/22 144A	400,000	372
	CSN Resources SA, 6.50%, 7/21/20	100,000	92
	Glencore Finance Canada, Ltd., 2.70%, 10/25/17 144A	5,300,000	5,362
	Gold Fields Orogen Holding BVI, Ltd., 4.875%, 10/7/20	3,400,000	2,856
	GTL Trade Finance, Inc., 5.893%, 4/29/24 144A	2,490,000	2,403
	Metalloinvest Finance, Ltd., 6.50%, 7/21/16	200,000	189
	OAO Novolipetsk Steel via Steel Funding, Ltd., 4.45%, 2/19/18 144A	1,500,000	1,327
	Severstal OAO Via Steel Capital SA, 4.45%, 3/19/18 144A	1,000,000	860
	Severstal OAO Via Steel Capital SA, 6.70%, 10/25/17 144A	700,000	646

	Corporate Bonds (42.3%)	Shares/ $ Par	Value $ (000’s)

	Metals & Mining continued
	Southern Copper Corp., 5.25%, 11/8/42	1,700,000	1,519
	Southern Copper Corp., 6.75%, 4/16/40	800,000	839
	Southern Copper Corp., 7.50%, 7/27/35	200,000	225
	Steel Dynamics, Inc., 7.625%, 3/15/20	300,000	313
	Vale Overseas, Ltd., 4.375%, 1/11/22	800,000	767
	Vale Overseas, Ltd., 4.625%, 9/15/20	400,000	404
	Vale Overseas, Ltd., 6.875%, 11/21/36	700,000	738
	Vale Overseas, Ltd., 6.875%, 11/10/39	300,000	319

	Total		25,276

	Oil & Gas (0.5%)
	BG Energy Capital PLC, 6.50%, 11/30/72	700,000	750
	Borets Finance, Ltd., 7.625%, 9/26/18	1,100,000	781
	EDC Finance, Ltd., 4.875%, 4/17/20	400,000	258
	Reliance Holdings USA, Inc., 4.50%, 10/19/20	300,000	313
	Rosneft Finance SA, 7.25%, 2/2/20 144A	400,000	346
	Rosneft Finance SA, 7.875%, 3/13/18 144A	100,000	92

	Total		2,540

	Pharmaceuticals (0.5%)
(k)	Amgen, Inc., 5.375%, 5/15/43	900,000	1,045
	Endo Finance LLC, 5.75%, 1/15/22 144A	300,000	300
	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 144A	900,000	882
(k)	Hospira, Inc., 5.80%, 8/12/23	200,000	224
	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 8/1/22 144A	400,000	411

	Total		2,862

	Pipelines (1.8%)
	Hiland Partners LP/Hiland Partners Finance Corp., 5.50%, 5/15/22 144A	100,000	88
	Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/1/20 144A	100,000	95

	Corporate Bonds (42.3%)	Shares/ $ Par	Value $ (000’s)

	Pipelines continued
(k)	Kinder Morgan, Inc., 7.75%, 1/15/32	916,000	1,127
(k)	Kinder Morgan, Inc., 8.25%, 2/15/16	100,000	106
	Midcontinent Express Pipeline LLC, 6.70%, 9/15/19 144A	1,700,000	1,861
(k)	Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/1/22	1,100,000	1,039
(k)	Regency Energy Partners LP/Regency Energy Finance Corp., 5.75%, 9/1/20	300,000	301
	Rockies Express Pipeline LLC, 5.625%, 4/15/20 144A	1,000,000	983
	Rockies Express Pipeline LLC, 6.85%, 7/15/18 144A	2,900,000	2,987
	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	300,000	294
	Sabine Pass LNG LP, 7.50%, 11/30/16 144A	100,000	104
	Sabine Pass LNG LP, 7.50%, 11/30/16	100,000	104
(d)	Selectica, 8.75%, 11/15/15	500,000	—
	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20	469,000	470
	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 144A	100,000	100

	Total		9,659

	Real Estate Investment Trusts (0.5%)
	Deutsche Annington Finance BV, 5.00%, 10/2/23 144A	300,000	314
	Goodman Funding Pty., Ltd., 6.375%, 4/15/21 144A	1,000,000	1,151
	OMEGA Healthcare Investors, Inc., 4.50%, 1/15/25 144A	100,000	99
(k)	OMEGA Healthcare Investors, Inc., 4.95%, 4/1/24	100,000	104
(k)	SL Green Realty Corp., 5.00%, 8/15/18	1,100,000	1,180

	Total		2,848

	Services (0.1%)
(k)	QVC, Inc., 4.375%, 3/15/23	500,000	502

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	143

Multi-Sector Bond Portfolio

	Corporate Bonds (42.3%)	Shares/ $ Par	Value $ (000’s)

	Services continued
(k)	QVC, Inc., 4.85%, 4/1/24	100,000	102

	Total		604

	Technology (0.4%)
	Alliance Data Systems Corp., 5.25%, 12/1/17 144A	600,000	618
	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 144A	800,000	832
(k)	Flextronics International, Ltd., 4.625%, 2/15/20	200,000	203
	NXP BV/NXP Funding LLC, 3.50%, 9/15/16 144A	400,000	404

	Total		2,057

	Telecommunications (3.6%)
(k)	American Tower Corp., 7.25%, 5/15/19	1,500,000	1,752
(k)	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	700,000	1,034
	Digicel Group, Ltd., 8.25%, 9/30/20 144A	600,000	582
	Eileme 2 AB, 11.625%, 1/31/20 144A	600,000	672
	Millicom International Cellular SA, 6.625%, 10/15/21 144A	200,000	208
	Qwest Corp., 7.25%, 9/15/25	500,000	595
	Sprint Communications, Inc., 7.00%, 8/15/20	700,000	700
	Sprint Corp., 7.125%, 6/15/24	2,300,000	2,139
	Sprint Corp., 7.875%, 9/15/23	2,500,000	2,468
	T-Mobile USA, Inc., 6.00%, 3/1/23	400,000	401
	T-Mobile USA, Inc., 6.25%, 4/1/21	600,000	614
	T-Mobile USA, Inc., 6.542%, 4/28/20	600,000	620
	Verizon Communications, Inc., 6.55%, 9/15/43	1,565,000	2,005
	Vimpel Communications Via VIP Finance Ireland, Ltd., 7.748%, 2/2/21 144A	1,200,000	997
	Vimpel Communications Via VIP Finance Ireland, Ltd., 9.125%, 4/30/18 144A	900,000	846

	Corporate Bonds (42.3%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	VimpelCom Holdings BV, 7.504%, 3/1/22 144A	3,700,000	2,997
	Wind Acquisition Finance SA, 7.375%, 4/23/21 144A	1,000,000	944

	Total		19,574

	Transportation (1.1%)
(k)	American Airlines Pass Through Trust, 3.70%, 10/1/26	600,000	603
(k)	American Airlines Pass Through Trust, 5.25%, 1/31/21	153,409	165
	Asciano Finance, Ltd., 4.625%, 9/23/20 144A	500,000	522
(k)	Asciano Finance, Ltd., 5.00%, 4/7/18 144A	800,000	860
	Brunswick Rail Finance, Ltd., 6.50%, 11/1/17 144A	2,700,000	1,107
(k)	Continental Airlines Pass Through Trust, 4.75%, 1/12/21	82,978	88
(k)	Continental Airlines Pass Through Trust, 7.25%, 11/10/19	232,395	269
	DP World Sukuk, Ltd., 6.25%, 7/2/17	200,000	217
	DP World, Ltd., 6.85%, 7/2/37	500,000	564
	United Airlines Pass Through Trust, 4.30%, 8/15/25	100,000	104
	US Airways Pass-Through Trust, 5.90%, 10/1/24	1,341,471	1,496
	The Virgin Australia Trust, 5.00%, 10/23/23 144A	89,501	92

	Total		6,087

	Total Corporate Bonds
	(Cost: $235,084)		230,717

	Foreign Bonds (19.4%)	Par	Value $ (000’s)

	Aerospace & Defense (0.6%)
(f)	Finmeccanica SpA, 8.00%, 12/16/19 GBP	1,900,000	3,451

	Total		3,451

	Autos & Vehicle Parts (1.0%)
(f)	Fiat Chrysler Finance Europe, 7.00%, 3/23/17 EUR	2,900,000	3,829
(c),(f)	Schaeffler Holding Finance BV, 5.75%, 11/15/21 144A EUR	1,100,000	1,418

	Foreign Bonds (19.4%)	Par	Value $ (000’s)

	Autos & Vehicle Parts continued
(c),(f)	Schaeffler Holding Finance BV, 6.875%, 8/15/18 EUR	200,000	252

	Total		5,499

	Banking (6.9%)
(f)	Alpha Credit Group PLC, 3.375%, 6/17/17 EUR	2,400,000	2,485
(f)	Banco Nacional de Desenvolvimento Economico e Social, 4.125%, 9/15/17 144A EUR	300,000	365
(f)	Banco Popolare SC, 2.375%, 1/22/18 EUR	900,000	1,097
(f)	Banco Popolare SC, 3.50%, 3/14/19 EUR	3,800,000	4,794
(f)	Banco Popular Espanol SA, 11.50%, 10/29/49 EUR	1,500,000	2,066
(f)	Bank of Scotland PLC, 6.375%, 8/16/19 GBP	100,000	178
(f)	Bankia SA, 4.00%, 5/22/24 EUR	2,000,000	2,364
(f)	Barclays Bank PLC, 10.00%, 5/21/21 GBP	2,050,000	4,230
(f)	Barclays Bank PLC, 14.00%, 11/29/49 GBP	800,000	1,637
(f)	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, 6.875%, 3/19/20 EUR	3,000,000	4,302
(f)	Credit Suisse AG, 5.75%, 9/18/25 EUR	300,000	410
(f)	ERB Hellas PLC, 4.25%, 6/26/18 EUR	800,000	801
(f)	HBOS PLC, 5.374%, 6/30/21 EUR	600,000	813
(f)	LBG Capital No.1 PLC, 7.869%, 8/25/20 GBP	800,000	1,259
(f)	LBG Capital No.2 PLC, 15.00%, 12/21/19 EUR	700,000	1,252
(f)	LBG Capital No.2 PLC, 15.00%, 12/21/19 GBP	400,000	855
(f)	Lloyds Bank PLC, 7.625%, 4/22/25 GBP	1,200,000	2,413
(f)	Nationwide Building Society, 10.25%, 6/29/49 GBP	1,200,000	2,357
(f)	Novo Banco SA, 3.875%, 1/21/15 EUR	100,000	120
(f)	Novo Banco SA, 5.00%, 4/23/19 EUR	500,000	579
(f)	Novo Banco SA, 5.00%, 5/14/19 EUR	300,000	355

The Accompanying Notes are an Integral Part of the Financial Statements.

144	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Foreign Bonds (19.4%)	Par	Value $ (000’s)

	Banking continued
(f)	Novo Banco SA, 5.00%, 5/21/19 EUR	100,000	118
(f)	Novo Banco SA, 5.00%, 5/23/19 EUR	700,000	827
(f)	Novo Banco SA, 5.875%, 11/9/15 EUR	200,000	244
(f)	Novo Banco SA, 7.00%, 3/4/16 EUR	200,000	242
(f)	Piraeus Group Finance PLC, 5.00%, 3/27/17 EUR	1,200,000	1,239

	Total		37,402

	Basic Materials (0.3%)
(f)	KP Germany Erste GmbH, 11.625%, 7/15/17 EUR	200,000	259
(f)	OI European Group BV, 6.75%, 9/15/20 EUR	200,000	287
(f)	Smurfit Kappa Acquisitions, 4.125%, 1/30/20 144A EUR	300,000	392
(c),(f)	Xella Holdco Finance SA, 9.125%, 9/15/18 EUR	400,000	494

	Total		1,432

	Builders & Building Materials (1.0%)
(f)	HeidelbergCement Finance Luxembourg SA, 8.50%, 10/31/19 EUR	1,400,000	2,234
(f)	HeidelbergCement Finance Luxembourg SA, 9.50%, 12/15/18 EUR	300,000	475
(f)	Lafarge SA, 6.25%, 4/13/18 EUR	700,000	962
(f)	Lafarge SA, 6.625%, 11/29/18 EUR	1,000,000	1,413
(f)	Lafarge SA, 6.75%, 12/16/19 EUR	400,000	588

	Total		5,672

	Capital Goods (0.4%)
(f)	Obrascon Huarte Lain SA, 7.625%, 3/15/20 EUR	600,000	755
(f)	Obrascon Huarte Lain SA, 8.75%, 3/15/18 EUR	1,200,000	1,519

	Total		2,274

	Chemicals (0.7%)
(f)	Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18 EUR	1,950,000	2,402
(f)	Ineos Group Holdings SA, 6.50%, 8/15/18 EUR	1,200,000	1,426

	Total		3,828

	Foreign Bonds (19.4%)	Par	Value $ (000’s)

	Consumer Products & Retailing (2.2%)
(e),(f)	Co-operative Group Holdings, Ltd., 6.875%, 7/8/20 GBP	2,400,000	3,862
(f)	DFS Furniture Holdings PLC, 7.625%, 8/15/18 GBP	100,000	161
(f)	Indesit Co. SPA, 4.50%, 4/26/18 EUR	1,800,000	2,370
(f)	Marks & Spencer PLC, 6.125%, 12/6/21 GBP	300,000	551
(f)	Safeway, Ltd., 6.125%, 12/17/18 GBP	300,000	519
(f)	Spirit Issuer PLC, 6.582%, 12/28/27 GBP	900,000	1,459
(f)	Stretford 79 PLC, 6.25%, 7/15/21 GBP	400,000	490
(f)	TeamSystem Holding SPA, 7.375%, 5/15/20 EUR	2,000,000	2,525

	Total		11,937

	Electric Utilities (0.4%)
(f)	SSE PLC, 5.625%, 9/29/49 EUR	1,500,000	1,967

	Total		1,967

	Finance (0.0%)
(f)	Stonegate Pub Co. Financing PLC, 5.31%, 4/15/19 144A GBP	100,000	154

	Total		154

	Insurance (0.4%)
(f)	CNP Assurances, 6.00%, 9/14/40 EUR	100,000	140
(f)	CNP Assurances, 6.875%, 9/30/41 EUR	200,000	295
(f)	CNP Assurances, 7.375%, 9/30/41 GBP	1,000,000	1,787

	Total		2,222

	Media (1.4%)
(f)	LGE HoldCo VI BV, 7.125%, 5/15/24 EUR	1,600,000	2,131
(f)	Numericable Group SA, 5.375%, 5/15/22 EUR	100,000	125
(f)	Numericable Group SA, 5.625%, 5/15/24 EUR	100,000	125
(f)	Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24 EUR	1,100,000	1,491
(e),(f)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.625%, 4/15/23 144A EUR	300,000	393

	Foreign Bonds (19.4%)	Par	Value $ (000’s)

	Media continued
(f)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.625%, 4/15/23 EUR	200,000	262
(f)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.75%, 1/15/23 EUR	100,000	131
(f)	Unitymedia KabelBW GmbH, 9.50%, 3/15/21 EUR	100,000	135
(f)	UPCB Finance II, Ltd., 6.375%, 7/1/20 EUR	400,000	507
(f)	Virgin Media Secured Finance PLC, 5.50%, 1/15/21 GBP	1,300,000	2,170

	Total		7,470

	Municipal Bonds (1.4%)
(f)	The Autonomous Community of Catalonia, 4.95%, 2/11/20 EUR	1,500,000	2,012
(f)	Heta Asset Resolution AG, 4.25%, 10/31/16 EUR	1,600,000	1,346
(f)	Heta Asset Resolution AG, 4.375%, 1/24/17 EUR	4,850,000	4,049

	Total		7,407

	Oil & Gas (0.2%)
(f)	BG Energy Capital PLC, 6.50%, 11/30/72 GBP	800,000	1,322

	Total		1,322

	Structured Products (0.5%)
(f)	EMF-NL BV, 0.881%, 4/17/41 EUR	266,568	306
(f)	Eurosail-NL BV, 1.581%, 10/17/40 EUR	185,034	223
(f)	Mitchells & Butlers Finance PLC, 1.01%, 12/15/30 GBP	83,780	121
(f)	Tesco Property Finance 2 PLC, 6.052%, 10/13/39 GBP	653,506	1,065
(f)	The Unique Pub Finance Co. PLC, 6.542%, 3/30/21 GBP	691,840	1,115

	Total		2,830

	Telecommunications (1.8%)
(f)	Altice SA, 7.25%, 5/15/22 EUR	200,000	245
(f)	Koninklijke KPN NV, 6.125%, 3/29/49 EUR	1,500,000	1,940

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	145

Multi-Sector Bond Portfolio

	Foreign Bonds (19.4%)	Par	Value $ (000’s)

	Telecommunications continued
(f)	Telecom Italia SpA, 5.375%, 1/29/19 EUR	2,000,000	2,700
(f)	Telecom Italia SpA, 6.375%, 6/24/19 GBP	700,000	1,199
(f)	Telefonica Europe BV, 6.50%, 9/29/49 EUR	200,000	265
(f)	Telenet Finance III Luxembourg SCA, 6.625%, 2/15/21 144A EUR	100,000	128
(f)	Telenet Finance V Luxembourg SCA, 6.25%, 8/15/22 144A EUR	100,000	132
(f)	Wind Acquisition Finance SA, 4.00%, 7/15/20 EUR	1,000,000	1,187
(f)	Wind Acquisition Finance SA, 7.00%, 4/23/21 EUR	1,900,000	2,248

	Total		10,044

	Transportation (0.2%)
(f)	Europcar Groupe SA, 11.50%, 5/15/17 EUR	700,000	949

	Total		949

	Total Foreign Bonds
	(Cost: $115,802)		105,860

	Governments (20.0%)

	Foreign Agencies (11.4%)
	AK Transneft OJSC Via TransCapitalInvest, Ltd., 8.70%, 8/7/18 144A	1,000,000	1,030
(k)	Banco do Brasil SA, 3.875%, 10/10/22	4,300,000	3,945
	Banco do Brasil SA, 6.00%, 1/22/20 144A	200,000	212
(f)	Banco do Brasil SA, 3.75%, 7/25/18 144A EUR	300,000	364
	Banco Nacional de Desenvolvimento Economico e Social, 3.375%, 9/26/16 144A	700,000	702
	Banco Nacional de Desenvolvimento Economico e Social, 4.00%, 4/14/19 144A	2,100,000	2,068
(k)	Banco Nacional de Desenvolvimento Economico e Social, 6.50%, 6/10/19	2,000,000	2,120
(k)	Centrais Eletricas Brasileiras SA, 6.875%, 7/30/19	600,000	612
	Dolphin Energy, Ltd., 5.50%, 12/15/21 144A	1,500,000	1,688

	Governments (20.0%)	Par	Value $ (000’s)

	Foreign Agencies continued
	DP World, Ltd., 6.85%, 7/2/37 144A	200,000	226
(k)	Ecopetrol SA, 7.375%, 9/18/43	1,400,000	1,512
(k)	Ecopetrol SA, 7.625%, 7/23/19	720,000	824
(k)	Eksportfinans ASA, 2.00%, 9/15/15	1,500,000	1,502
(k)	Eksportfinans ASA, 2.375%, 5/25/16	1,900,000	1,904
(k)	Eksportfinans ASA, 5.50%, 5/25/16	200,000	209
(k)	Eksportfinans ASA, 5.50%, 6/26/17	100,000	107
(k)	Electricite de France SA, 5.25%, 1/29/49	2,200,000	2,255
	Electricite de France SA, 5.625%, 12/29/49 144A	500,000	527
(k),(f)	EnBW Energie Baden-Wuerttemberg AG, 7.375%, 4/2/72 EUR	764,000	1,030
	Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23 144A	3,000,000	2,385
	Gazprom OAO Via Gaz Capital SA, 3.85%, 2/6/20 144A	1,400,000	1,148
(k)	Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22	1,000,000	895
	Gazprom OAO Via Gaz Capital SA, 8.625%, 4/28/34	3,100,000	3,108
	Israel Electric Corp., Ltd., 7.25%, 1/15/19 144A	200,000	223
	Majapahit Holding BV, 7.25%, 6/28/17	100,000	110
	Majapahit Holding BV, 7.75%, 1/20/20 144A	900,000	1,042
	Majapahit Holding BV, 8.00%, 8/7/19 144A	700,000	811
	Nakilat, Inc., 6.267%, 12/31/33 144A	631,214	714
	Ooredoo International Finance, Ltd., 4.75%, 2/16/21 144A	1,300,000	1,399
	Pertamina Persero PT, 4.30%, 5/20/23 144A	600,000	573
	Peru Enhanced Pass-Through Finance, Ltd., 0.00%, 5/31/18 144A	94,137	89
	Perusahaan Listrik Negara PT, 5.50%, 11/22/21 144A	600,000	625
(k)	Petrobras Global Finance BV, 6.25%, 3/17/24	1,400,000	1,332

	Governments (20.0%)	Par	Value $ (000’s)

	Foreign Agencies continued
(k)	Petrobras International Finance Co. SA, 5.375%, 1/27/21	5,100,000	4,726
(k)	Petrobras International Finance Co. SA, 5.75%, 1/20/20	300,000	290
	Petroleos de Venezuela SA, 5.375%, 4/12/27	3,600,000	1,261
	Petroleos de Venezuela SA, 5.50%, 4/12/37	5,200,000	1,789
(k)	Petroleos Mexicanos, 8.00%, 5/3/19	1,200,000	1,419
	Rosneft Finance SA, 7.25%, 2/2/20	400,000	346
	Rosneft Oil Co. via Rosneft International Finance, Ltd., 3.149%, 3/6/17 144A	1,700,000	1,519
	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.10%, 7/25/18 144A	2,400,000	1,974
	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17 144A	2,000,000	1,707
(f)	Russian Railways via RZD Capital PLC, 7.487%, 3/25/31 GBP	800,000	1,068
	Russian Railways via RZD Capital, Ltd., 5.739%, 4/3/17	1,600,000	1,507
(f)	Sberbank Capital SA, 3.352%, 11/15/19 EUR	1,000,000	998
	Sberbank of Russia Via SB Capital SA, 4.95%, 2/7/17 144A	2,800,000	2,633
	Sberbank of Russia Via SB Capital SA, 5.18%, 6/28/19	400,000	354
	Sberbank of Russia Via SB Capital SA, 5.717%, 6/16/21	200,000	173
	Vnesheconombank Via VEB Finance PLC, 5.942%, 11/21/23	2,700,000	2,092
	Vnesheconombank Via VEB Finance PLC, 6.025%, 7/5/22 144A	1,100,000	834
	Vnesheconombank Via VEB Finance PLC, 6.902%, 7/9/20 144A	600,000	481

	Total		62,462

	Foreign Governments (1.8%)
(f)	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/25 BRL	3,600,000	1,186

The Accompanying Notes are an Integral Part of the Financial Statements.

146	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Governments (20.0%)	Par	Value $ (000’s)

	Foreign Governments continued
(f)	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/17 BRL	3,344,000	1,198
(f)	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/21 BRL	650,000	221
(f)	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/23 BRL	47,000	15
(e),(f)	Hellenic Republic Government Bond, 2.00%, 2/24/32 EUR	200,000	124
(f)	Republic of Italy, 3.75%, 9/1/24 EUR	4,900,000	6,919
(f)	Republic of South Africa, 3.75%, 7/24/26 EUR	200,000	258

	Total		9,921

	US Government (3.2%)
(b)	US Treasury, 0.125%, 4/30/15	5,000,000	5,001
(b)	US Treasury, 0.25%, 2/28/15	909,000	910
(b)	US Treasury, 0.25%, 3/31/15	11,330,000	11,334

	Total		17,245

	Yankee Sovereign (3.6%)
	Indonesia Government International Bond, 6.875%, 1/17/18	5,300,000	5,989
	Mexico Government International Bond, 4.00%, 10/2/23	11,300,000	11,724
	Venezuela Government International Bond, 7.65%, 4/21/25	800,000	339
	Venezuela Government International Bond, 7.75%, 10/13/19	1,100,000	488
	Venezuela Government International Bond, 8.25%, 10/13/24	200,000	87
	Venezuela Government International Bond, 9.25%, 5/7/28	1,100,000	483
	Venezuela Government International Bond, 9.375%, 1/13/34	1,400,000	608

	Total		19,718

	Total Governments
	(Cost: $119,197)		109,346

Municipal Bonds (2.5%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds (2.5%)
Alameda County Joint Powers Authority, Series 2010-A, 7.046%, 12/1/44 RB	100,000	138
American Municipal Power, Inc., Series 2010-B, 7.834%, 2/15/41 RB	100,000	151
Bay Area Toll Authority, Series 2010-S1, 6.918%, 4/1/40 RB	200,000	284
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/30 RB	100,000	83
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/47 RB	900,000	732
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 6.50%, 6/1/47 RB	300,000	263
California State, Series 2010, 7.30%, 10/1/39 GO	200,000	295
California State, Series 2010, 7.70%, 11/1/30 GO	200,000	252
California State, Series 2010, 7.95%, 3/1/36 GO	1,100,000	1,360
City of Riverside, Series 2010-A, 7.605%, 10/1/40 RB	200,000	284
Golden State Tobacco Securitization Corp., Series 2007-A2, 5.30%, 6/1/37 RB	100,000	81
Golden State Tobacco Securitization Corp., Series 2007-A1, 5.75%, 6/1/47 RB	100,000	82
Indiana Finance Authority, Series 2009-B, 6.596%, 2/1/39 RB	300,000	400
Irvine Ranch California Water District, Series 2010-B, 6.622%, 5/1/40 GO	100,000	133
Los Angeles County California Public Works Financing Authority, Series 2010-B, 7.488%, 8/1/33 RB	100,000	133

Municipal Bonds (2.5%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Los Angeles County California Public Works Financing Authority, Series 2010-B, 7.618%, 8/1/40 RB	200,000	292
Metropolitan Government of Nashville & Davidson County Tennessee, Series 2010-B, 6.568%, 7/1/37 RB	100,000	132
Municipal Electric Authority of Georgia, , 6.655%, 4/1/57 RB	200,000	264
New York City Municipal Water Finance Authority, Series 2011-CC, 5.882%, 6/15/44 RB	100,000	135
New York City Transitional Finance Authority, Series 2011-A1, 5.508%, 8/1/37 RB	300,000	374
New York Metropolitan Transportation Authority, Series 2010-A2, 6.089%, 11/15/40 RB	500,000	666
New York State Urban Development Corp., Series 2009-E, 5.77%, 3/15/39 RB	100,000	123
Orange County California Local Transportation Authority, Series 2010-A, 6.908%, 2/15/41 RB	200,000	284
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB, GO	200,000	226
Port Authority New York & New Jersey, Series 2010, 5.647%, 11/1/40 RB, GO	1,100,000	1,349
San Diego County Regional Airport Authority, Series 2010-C, 6.628%, 7/1/40 RB	100,000	113
San Diego Redevelopment Agency, Series 2010-A, 7.625%, 9/1/30 TRAN	100,000	112

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	147

Multi-Sector Bond Portfolio

Municipal Bonds (2.5%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Tobacco Securitization Authority of Southern California, Series 2006-A, 5.00%, 6/1/37 RB	100,000	81
Tobacco Settlement Finance Authority of West Virginia, Series 2007-A, 7.467%, 6/1/47 RB	1,180,000	1,012
Tobacco Settlement Financing Corp., Series 2007A, 6.706%, 6/1/46 RB	3,340,000	2,509
Triborough Bridge & Tunnel Authority, Series 2010-A2, 5.55%, 11/15/40 RB	800,000	989
University of California Regents Medical Center, Series 2010-H, 6.548%, 5/15/48 RB	100,000	137

Total Municipal Bonds
(Cost: $11,366)		13,469

Structured Products (6.1%)

Structured Products (6.1%)
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M4, 0.82%, 7/25/35	100,000	85
ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2, Class M2, 0.964%, 1/25/35	86,893	83
ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4, Class M1, 1.069%, 12/25/34	94,900	86
Aegis Asset Backed Securities Trust, Series 2004-6, Class M2, 1.17%, 3/25/35	300,000	266
Aircraft Certificate Owner Trust, Series 2003-1A, Class E, 7.001%, 9/20/22 144A	349,432	367
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.832%, 9/25/45	9,168	9
Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1, 1.039%, 7/25/34	50,944	45

Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Asset Backed Securities Corp. Home Equity Loan Trust, Series WMC20-HE5, Class M4, 1.069%, 6/25/35	200,000	164
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE4, Class M1, 1.40%, 8/15/33	50,323	48
Banc of America Commercial Mortgage Trust, Series 2007-3, Class A4, 5.547%, 6/10/49	100,000	107
Banc of America Commercial Mortgage Trust, Series 2007-4, Class A4, 5.754%, 2/10/51	77,756	85
Banc of America Funding Trust, Series 2007-D, Class 1A4, 0.395%, 6/20/47	204,320	194
Banc of America Funding Trust, Series 2007-6, Class A1, 0.46%, 7/25/37	154,610	134
Banc of America Funding Trust, Series 2005-H, Class 5A1, 2.62%, 11/20/35	270,823	239
Barclays Capital LLC, Series 2009-RR14, Class 2A2, 4.979%, 7/26/36 144A	86,001	68
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A, 2.61%, 7/25/34	25,929	25
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1, 4.334%, 11/25/36	389,738	298
Bear Stearns Asset Backed Securities I Trust, Series 07-AQ1, Class A1, 0.265%, 11/25/36	23,931	23
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 1A2, 0.37%, 12/25/36	83,180	77
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE3, Class 1A2, 0.37%, 4/25/37	516,006	466

Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE11, Class M1, 0.585%, 11/25/35	100,000	97
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE6, Class 1A1, 1.419%, 8/25/37	369,742	338
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A, 0.659%, 7/25/35	79,843	78
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A2, 5.655%, 6/11/40	28,448	29
CD Commercial Mortgage Trust, Series 2006-CD2, Class A1B, 5.30%, 1/15/46	1,110,204	1,147
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.00%, 9/25/37	13,464	14
Citigroup Mortgage Loan Trust, Series 2007-AHL1, Class A2C, 0.38%, 12/25/36	100,000	74
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA, 2.745%, 9/25/37	38,605	34
Citigroup Mortgage Loan Trust, Series 2007-10, Class 2A3A, 2.917%, 9/25/37	186,135	155
Citigroup Mortgage Loan Trust, Inc., Series 05-HE3, Class M2, 0.649%, 9/25/35	300,000	282
Countrywide Alternative Loan Trust, Series 2007-0A3, Class 1A1, 0.31%, 4/25/47	81,032	68
Countrywide Alternative Loan Trust, Series 2006-OC9, Class A2A, 0.33%, 12/25/46	43,409	43
Countrywide Alternative Loan Trust, Series 2006-0A12, Class A1B, 0.355%, 9/20/46	53,787	43

The Accompanying Notes are an Integral Part of the Financial Statements.

148	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Countrywide Alternative Loan Trust, Series 2006-0A17, Class 1A1A, 0.36%, 12/20/46	76,610	58
Countrywide Alternative Loan Trust, Series 2006-0A9, Class 2A1A, 0.375%, 7/20/46	24,232	17
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 0.487%, 11/20/35	16,738	13
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1, 1.593%, 1/25/36	42,212	39
Countrywide Alternative Loan Trust, Series 2006-OA6, Class 2A, 3.254%, 7/25/46	24,702	21
Countrywide Alternative Loan Trust, Series 2003-19CB, Class 2A1, 4.50%, 9/25/18	7,079	7
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 2A1, 5.445%, 5/25/36	36,328	31
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3, 5.50%, 1/25/36	589,977	524
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.75%, 1/25/35	53,832	55
Countrywide Alternative Loan Trust, Series 2007-9T1, Class 2A2, 6.00%, 5/25/37	478,289	389
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1, 6.50%, 8/25/32	37,680	40
Countrywide Asset-Backed Certificates, Series 2007-2, Class 2A2, 0.27%, 8/25/37	144,462	143
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3, 0.31%, 7/25/37	100,000	79

Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Countrywide Asset-Backed Certificates, Series 2006-7, Class 2A3, 0.32%, 4/25/46	318,069	296
Countrywide Asset-Backed Certificates, Series 2006-23, Class 2A3, 0.339%, 5/25/37	564,140	500
Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A2, 0.349%, 8/25/36	652,437	638
Countrywide Asset-Backed Certificates, Series 2005-17, Class 4A2A, 0.415%, 5/25/36	15,632	16
Countrywide Asset-Backed Certificates, Series 2006-4, Class 2A3, 0.46%, 7/25/36	100,000	86
Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A3, 0.46%, 8/25/36	200,000	169
Countrywide Asset-Backed Certificates, Series 2005-AB, Class 2A4, 0.519%, 3/25/36	129,082	113
Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3, 0.519%, 4/25/36	157,179	154
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF6, 4.74%, 10/25/35	96,823	96
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5, 5.157%, 7/25/36	100,000	67
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, Class A1, 1.073%, 4/25/46	63,299	36
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB8, Class 1A1X, 2.47%, 12/20/35	21,712	18
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-22, Class 3A1, 4.826%, 10/25/35	46,772	40

Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-9, Class A1, 6.00%, 5/25/36	358,021	330
Countrywide Home Loan Mortgage Pass Through Trust, Series 06-16, Class 2A1, 6.50%, 11/25/36	49,751	45
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A4, 5.898%, 9/15/39	166,106	179
Dryden Senior Loan Fund, Series 2011-22A, , 1.401%, 1/15/22 144A	500,000	499
Federal National Mortgage Association, Series 2003-W6, Class F, 0.519%, 9/25/42	41,813	42
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.31%, 9/25/36	186,780	167
First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4, 0.32%, 7/25/36	47,799	45
First Horizon Mortgage Pass Through Trust, Series 2007-2, Class 1A5, 5.75%, 5/25/37	768,988	661
First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 2A1, 5.00%, 10/25/20	21,113	21
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A4, 5.543%, 12/10/49	100,000	106
GSAA Home Equity Trust, Series 2006-4, Class 4A2, 0.40%, 3/25/36	34,014	31
GSAMP Trust, Series 2007-NC1, Class A2A, 0.22%, 12/25/46	22,374	13
GSAMP Trust, Series 2007-FM2, Class A2B, 0.26%, 1/25/37	268,974	162
GSAMP Trust, Series 04-WF, Class M2, 1.819%, 10/25/34	140,747	123
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 2.614%, 3/25/47	32,884	29

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	149

Multi-Sector Bond Portfolio

Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 2.629%, 1/25/36	7,515	7
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1, 2.655%, 9/25/35	29,722	30
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6, 6.00%, 2/25/36	299,437	245
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.404%, 6/19/35	57,322	50
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A, 0.474%, 11/19/35	25,073	21
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV4, 0.509%, 4/25/37	500,000	300
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 0.42%, 3/25/35	21,193	19
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4, 0.56%, 11/25/35	300,000	217
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 0.41%, 7/25/35	4,744	4
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 0.47%, 7/25/35	25,877	23
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 5A1, 2.519%, 10/25/34	56,934	54
ING Investment Management CLO, Ltd., Series 2006-3A, Class A1, 0.479%, 12/13/20 144A	631,487	625
IXIS Real Estate Capital Trust, Series 2005-HE1, Class M3, 0.95%, 6/25/35	56,076	55
JP Morgan Mortgage Trust, Series 2005-ALT1, Class 2A1, 2.424%, 10/25/35	29,719	26

Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
JP Morgan Mortgage Trust, Series 2007-A1, Class 6A1, 2.51%, 7/25/35	45,311	45
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A1, 5.189%, 6/25/37	190,225	174
JP Morgan Resecuritization Trust, Series 2009-10, Class 4A1, 0.669%, 3/26/37 144A	224,120	217
Landmark VII CDO, Ltd., Series 2006-7A, Class A1L, 0.506%, 7/15/18 144A	1,374	1
Lehman XS Trust, Series 2005-4, Class 1A3, 0.955%, 10/25/35	49,074	46
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR1, Class A1, 0.339%, 2/25/37	33,023	31
Merrill Lynch Mortgage Investors Trust, Series 2005-A6, Class 2A3, 0.549%, 8/25/35	100,000	92
Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1, 0.619%, 2/25/47	1,384,514	1,017
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A, 2.475%, 2/25/36	16,663	16
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 5.337%, 5/25/36	52,263	51
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 5A1, 5.401%, 12/25/35	594,413	551
Morgan Stanley ABS Capital I, Inc., Series 2006-HE8, Class A2C, 0.31%, 10/25/36	91,634	56
Morgan Stanley ABS Capital I, Inc., Series 2007-HE5, Class A2C, 0.42%, 3/25/37	89,444	51
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE7, Class A2C, 0.49%, 11/25/35	50,584	50

Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC5, Class M5, 1.16%, 6/25/35	300,000	269
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A31, 5.439%, 2/12/44	17,218	17
Morgan Stanley Dean Witter Capital I, Inc., Series 2002-HE1, Class M1, 1.069%, 7/25/32	21,229	20
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1, 1.519%, 2/25/33	65,175	62
Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 1A1, 0.44%, 9/25/35	8,484	8
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 4A, 2.362%, 7/25/35	680,931	586
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1, 2.87%, 8/25/35	38,687	37
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M1, 0.669%, 7/25/35	100,000	99
People’s Choice Home Loan Securities Trust, Series 2005-3, Class M2, 0.95%, 8/25/35	400,000	370
Residential Accredit Loans, Inc., Series 2007-QA1, Class A1, 0.31%, 1/25/37	52,599	43
Residential Accredit Loans, Inc., Series 2006-QA7, Class 1A1, 0.359%, 8/25/36	23,483	17
Residential Accredit Loans, Inc., Series 2006-QA8, Class A1, 0.359%, 9/25/36	51,942	40
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2, 3.053%, 3/25/35	451,119	375

The Accompanying Notes are an Integral Part of the Financial Statements.

150	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00%, 10/25/34	505,342	528
Residential Asset Mortgage Products, Series 2006-NC2, Class A2, 0.359%, 2/25/36	31,043	30
Residential Asset Mortgage Products, Series 2007-RP4, Class A, 0.519%, 11/25/46 144A	404,120	349
Residential Asset Mortgage Products, Series 2005-EFC4, Class M3, 0.649%, 9/25/35	300,000	258
Residential Asset Securities Corp., Series 2007-KS1, Class A3, 0.32%, 1/25/37	460,319	427
Residential Asset Securities Corp., Series 2007-KS3, Class AI4, 0.509%, 4/25/37	1,600,000	1,124
Residential Asset Securities Corp., Series 06-EMX1, Class M1, 0.58%, 1/25/36	200,000	173
Rio Oil Finance Trust, 6.25%, 7/6/24 144A	1,200,000	1,148
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR4, Class M2, 1.129%, 1/25/36	181,799	159
SLM Private Education Loan Trust, Series 2012-D, Class A1, 1.211%, 6/15/23 144A	38,103	38
SLM Private Education Loan Trust, Series 2011-B, Class A3, 2.411%, 6/16/42 144A	100,000	106
SLM Private Education Loan Trust, Series 2010-A, Class 1A, 3.20%, 5/16/44 144A	52,707	55
SLM Private Education Loan Trust, Series 2012-B, Class A2, 3.48%, 10/15/30 144A	400,000	416
Soundview Home Loan Trust, Series 06-3, Class A3, 0.33%, 11/25/36	631,218	534
Soundview Home Loan Trust, Series 06-OPT2, Class A4, 0.45%, 5/25/36	200,000	158

Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Soundview Home Loan Trust, Series 06-2, Class M2, 0.519%, 3/25/36	400,000	325
Soundview Home Loan Trust, Series 2005-3, Class M3, 0.994%, 6/25/35	300,000	268
Specialty Underwriting & Residential Finance Trust, Series 05-BC2, Class M3, 0.82%, 12/25/35	600,000	551
Structured Adjustable Rate Mortgage Loan Trust, Series 05-19XS, Class 1A1, 0.49%, 10/25/35	153,761	130
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3, 0.32%, 9/25/36	59,757	47
Structured Asset Investment Loan Trust, Series 05-7, Class M2, 0.679%, 8/25/35	500,000	374
Structured Asset Investment Loan Trust, Series 2005-5, Class M2, 0.86%, 6/25/35	100,000	96
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A1, 0.349%, 7/25/46	515,980	419
Structured Asset Mortgage Investments II Trust, Series 05-AR8, Class A2, 1.614%, 2/25/36	1,073,490	937
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC3, Class 2A2, 0.31%, 5/25/47	300,000	288
Structured Asset Securities Corp. Mortgage Loan Trust, Series 06-BC4, Class A4, 0.339%, 12/25/36	835,427	696
Structured Asset Securities Corp. Mortgage Loan Trust, Series 07-WF1, Class A6, 0.38%, 2/25/37	227,853	200
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL2, Class M1, 0.539%, 4/25/36 144A	100,000	85

Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Structured Asset Securities Corp. Trust, Series 2005-1, Class 1A1, 0.519%, 2/25/35	98,286	91
Structured Asset Securitization Corp. Mortgage Pass Through Certificates, Series 2004-3, Class 4A1, 5.667%, 3/25/34	15,439	16
Suntrust Alternative Loan Trust, Series 2005-1F, Class 1A1, 0.82%, 12/25/35	48,892	38
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A, 0.43%, 3/25/36 144A	3,023,605	2,796
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 0.241%, 6/15/20 144A	13,700	14
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class A1A, 5.557%, 3/15/45	996,179	1,038
WaMu Mortgage Pass Through Certificates, Series 06-AR8, Class 2A1, 2.225%, 8/25/36	31,002	27
WaMu Mortgage Pass Through Certificates, Series 2006-AR2, Class 1A1, 2.329%, 3/25/36	620,424	574
WaMu Mortgage Pass Through Certificates, Series 2002-AR19, Class A6, 2.402%, 2/25/33	3,608	4
WaMu Mortgage Pass Through Certificates, Series 2007-HY1, Class 3A1, 4.462%, 2/25/37	11,265	10
WaMu Mortgage Pass Through Certificates, Series 2006-AR12, Class 3A3, 6.047%, 10/25/36	63,522	53
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A2, 0.813%, 4/25/47	696,196	555
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class 2A1, 2.59%, 7/25/37	163,850	138

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	151

Multi-Sector Bond Portfolio

	Structured Products (6.1%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1, 2.608%, 11/25/37	183,680	161
	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 4A1, 2.61%, 7/25/36	475,004	447
	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1, 2.615%, 4/25/36	251,089	240
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 1A1, 2.616%, 3/25/35	62,275	63

	Total Structured Products
	(Cost: $33,580)		33,570

	Bank Loan Obligations (2.3%)	Par
	Bank Loan Obligations (2.3%)
	Albertson’s Holdings LLC, 5.00%, 8/8/19	1,200,000	1,196
	Avago Technologies Cayman, Ltd., 3.75%, 5/6/21	100,000	100
	Burger King, 4.50%, 12/12/21	300,000	299
	Charter Communications Operating LLC, 3.00%, 7/1/20	698,228	683
	Crown Castle Operating Co., 3.00%, 1/31/21	498,741	489
	Dell, Inc., 4.50%, 4/29/20	3,384,810	3,371
	Grifols Worldwide Operations USA, Inc., 3.00%, 3/27/21	694,750	684
	H.J. Heinz Co., 3.50%, 6/5/20	3,441,759	3,415
	Hilton Worldwide Finance LLC, 3.50%, 10/25/20	328,947	325
	Las Vegas Sands LLC, 3.25%, 12/19/20	99,748	99
	Rise, Ltd., 4.75%, 2/15/39	758,315	766
(f)	Ziggo BV, 3.50%, 1/15/22 EUR	1,000,000	1,190

	Total Bank Loan Obligations
	(Cost: $12,810)		12,617

	Short-Term Investments (7.7%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (7.7%)
(b)	US Treasury Bill, 0.01%, 1/22/15	4,000,000	4,000
(b)	US Treasury Bill, 0.015%, 1/29/15	4,000,000	4,000
(b)	US Treasury Bill, 0.02%, 1/15/15	4,000,000	4,000
(b)	US Treasury Bill, 0.02%, 2/26/15	454,000	454
(b)	US Treasury Bill, 0.05%, 4/23/15	6,900,000	6,899
(b)	US Treasury Bill, 0.06%, 5/7/15	100,000	100
(b)	US Treasury Bill, 0.06%, 5/14/15	4,400,000	4,399
(b)	US Treasury Bill, 0.07%, 5/21/15	8,000,000	7,999
(b)	US Treasury Bill, 0.07%, 6/4/15	10,000,000	9,997

	Total		41,848

	Total Short-Term Investments
	(Cost: $41,847)		41,848

	Total Investments (100.3%)
	(Cost: $569,686)(a)		547,427

	Other Assets, Less
	Liabilities (-0.3%)		(1,368)

	Net Assets (100.0%)		546,059

The Accompanying Notes are an Integral Part of the Financial Statements.

152	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014 the value of these securities (in thousands) was $124,543 representing 22.6% of the net assets.

GO — General Obligation

RB — Revenue Bond

TRAN — Tax Allocation Bond

AUD — Australian Dollar

BRL — Brazilian Real

EUR — Euro

GBP — British Pound

INR — Indian Rupee

JPY — Japanese Yen

MXN — Mexican New Peso

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $569,798 and the net unrealized depreciation of investments based on that cost was $22,371 which is comprised of $10,060 aggregate gross unrealized appreciation and $32,431 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Euro Bund Future (Long) (Total Notional Value at December 31, 2014, $4,973)	26	3/15	$65
US Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2014, $46,168)	322	3/15	381
US Ten Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2014, $17,331)	137	3/15	40
US Ultra Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2014, $21,583)	134	3/15	552

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2014.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA	AUD	521	2/15	$-	$(1)	$(1)
Buy	BNP Paribas SA	BRL	2,426	1/15	-	(2)	(2)
Buy	JP Morgan Chase Bank, N.A.	BRL	7,054	1/15	-	(90)	(90)
Buy	UBS AG	BRL	4,628	1/15	-	(3)	(3)
Sell	BNP Paribas SA	BRL	2,426	1/15	22	-	22
Sell	JP Morgan Chase Bank, N.A.	BRL	7,054	1/15	5	-	5
Sell	UBS AG	BRL	4,628	1/15	208	-	208
Sell	JP Morgan Chase Bank, N.A.	BRL	7,054	7/15	77	-	77
Buy	BNP Paribas SA	EUR	76,673	1/15	-	(665)	(665)
Buy	Goldman Sachs International	EUR	439	1/15	-	(15)	(15)
Sell	Goldman Sachs International	EUR	76,709	1/15	2,950	-	2,950
Sell	JP Morgan Chase Bank, N.A.	EUR	403	1/15	15	-	15
Sell	BNP Paribas SA	EUR	76,673	2/15	667	-	667
Buy	Bank of America, N.A.	GBP	22,324	1/15	-	(85)	(85)
Buy	Royal Bank of Canada	GBP	384	1/15	-	(5)	(5)
Buy	UBS AG	GBP	486	1/15	-	(1)	(1)
Sell	Goldman Sachs International	GBP	22,278	1/15	215	-	215
Sell	UBS AG	GBP	430	1/15	1	-	1

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	153

Multi-Sector Bond Portfolio

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Bank of America, N.A.	GBP	22,324	2/15	$85	$-	$85
Buy	Citibank, N.A.	INR	49,584	1/15	-	(15)	(15)
Buy	JP Morgan Chase Bank, N.A.	INR	113,369	1/15	-	(34)	(34)
Buy	JP Morgan Chase Bank, N.A.	JPY	669,100	1/15	28	-	28
Sell	Bank of America, N.A.	JPY	651,900	1/15	85	-	85
Sell	BNP Paribas SA.	JPY	17,200	1/15	4	-	4
Sell	JP Morgan Chase Bank, N.A.	JPY	669,100	2/15	-	(27)	(27)

					$4,362	$(943)	$3,419

(j)	Swap agreements outstanding on December 31, 2014.

Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
6-Month Australian Bank Bill	Citibank, N.A.	3.50%	3/18	7,900	AUD	$2	$213	$215

						$2	$213	$215

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)		Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Alcoa, Inc., 5.72%, 2/23/19	BNP Paribas SA	1.00%	6/21	2.267%	300	USD	$(20)	$(2)	$(22)
Anglo American Capital PLC, 5.875%, 4/17/15	Citibank, N.A.	1.00%	3/19	1.242%	100	EUR	(4)	3	(1)
Federal Republic of Brazil, 12.25%, 3/6/30	Barclays Bank PLC	1.00%	6/18	1.523%	400	USD	(5)	(2)	(7)
Federal Republic of Brazil, 12.25%, 3/6/30	Barclays Bank PLC	1.00%	9/21	2.243%	1,200	USD	(37)	(52)	(89)
Federal Republic of Brazil, 12.25%, 3/6/30	BNP Paribas SA	1.00%	6/18	1.523%	800	USD	(7)	(6)	(13)
Federal Republic of Brazil, 12.25%, 3/6/30	Citibank, N.A.	1.00%	9/17	1.367%	2,000	USD	(25)	6	(19)
Federal Republic of Brazil, 12.25%, 3/6/30	Citibank, N.A.	1.00%	6/18	1.523%	1,100	USD	(11)	(8)	(19)
Federal Republic of Brazil, 12.25%, 3/6/30	Citibank, N.A.	1.00%	9/21	2.243%	300	USD	(9)	(13)	(22)
Federal Republic of Brazil, 12.25%, 3/6/30	Goldman Sachs International	1.00%	9/17	1.367%	80	USD	(1)	- (m)	(1)
Federal Republic of Brazil, 12.25%, 3/6/30	Goldman Sachs International	1.00%	6/18	1.523%	1,100	USD	(14)	(5)	(19)
Federal Republic of Brazil, 12.25%, 3/6/30	Goldman Sachs International	1.00%	9/21	2.243%	400	USD	(12)	(17)	(29)
Federal Republic of Brazil, 12.25%, 3/6/30	HSBC Bank USA	1.00%	6/17	1.311%	200	USD	(1)	- (m)	(1)
Federal Republic of Brazil, 12.25%, 3/6/30	HSBC Bank USA	1.00%	6/18	1.523%	2,300	USD	(22)	(17)	(39)
Federal Republic of Brazil, 12.25%, 3/6/30	HSBC Bank USA	1.00%	9/22	2.352%	1,200	USD	(63)	(44)	(107)
Federal Republic of Brazil, 12.25%, 3/6/30	Morgan Stanley Capital Services LLC	1.00%	3/17	1.242%	1,100	USD	(9)	3	(6)
Federal Republic of Brazil, 12.25%, 3/6/30	Morgan Stanley Capital Services LLC	1.00%	6/18	1.523%	900	USD	(12)	(4)	(16)
Frontier Communications, 5.00%, 9/20/17	Goldman Sachs International	5.00%	9/17	1.186%	125	USD	(2)	14	12

The Accompanying Notes are an Integral Part of the Financial Statements.

154	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection (continued)

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)		Upfront Premium Paid/(Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Heidelbergcement Finance Luxembourg Sa, 5.625%, 1/4/18	Citibank, N.A.	5.00%	9/21	1.409%	100	EUR	$12	$16	$28
HeidelbergCement Finance Luxembourg SA, 5.625%, 1/4/18	Goldman Sachs International	5.00%	12/18	0.803%	200	EUR	31	10	41
Hellenic Republic Government Bond, 2.00%, 2/24/23	Goldman Sachs International	1.00%	9/15	13.930%	1,400	EUR	(39)	(126)	(165)
Hellenic Republic Government Bond, 2.00%, 2/24/23	Goldman Sachs International	1.00%	9/15	17.097%	2,500	USD	(47)	(217)	(264)
Hellenic Republic Government Bond, 2.00%, 2/24/23	Goldman Sachs International	1.00%	12/15	16.350%	1,500	EUR	(59)	(171)	(230)
Marks & Spencer PLC, 6.125%, 12/2/19	BNP Paribas SA	1.00%	6/21	1.325%	3,100	EUR	(131)	57	(74)
Marks & Spencer PLC, 6.125%, 12/2/19	Citibank, N.A.	1.00%	6/21	1.325%	300	EUR	(13)	5	(8)
Petrobras International Finance Co., 8.375%, 12/10/18	Morgan Stanley Capital Services LLC	1.00%	9/15	5.662%	200	USD	(1)	(5)	(6)
Renault SA, 5.625%, 3/22/17	Citibank, N.A.	1.00%	12/18	0.760%	600	EUR	(31)	38	7
Renault SA, 5.625%, 3/22/17	Goldman Sachs International	1.00%	12/18	0.760%	200	EUR	(10)	12	2
Republic of Indonesia, 6.875%, 3/9/17	Barclays Bank Plc	1.00%	12/19	1.516%	1,100	USD	(32)	6	(26)
Republic of Indonesia, 6.875%, 3/9/17	Citibank N.A.	1.00%	12/19	1.516%	2,300	USD	(79)	24	(55)
Republic of Indonesia, 6.875%, 3/9/17	Morgan Stanley Capital Services LLC	1.00%	12/19	1.516%	600	USD	(12)	(3)	(15)
Republic of Peru, 8.75%, 11/21/33	Barclays Bank PLC	1.00%	3/23	1.535%	1,100	USD	(25)	(18)	(43)
Republic of Venezuela, 9.25%, 9/15/27	HSBC Bank USA	5.00%	6/17	51.641%	200	USD	(11)	(94)	(105)
Republic of Venezuela, 9.25%, 9/15/27	HSBC Bank USA	5.00%	9/17	50.044%	120	USD	(10)	(53)	(63)
Safeway, Ltd., 6.125%, 12/17/18	Citibank, N.A.	1.00%	9/19	1.531%	300	EUR	(7)	(2)	(9)
Safeway, Ltd., 6.125%, 12/17/18	Goldman Sachs International	1.00%	9/19	1.531%	500	EUR	(12)	(2)	(14)
Safeway, Ltd., 6.125%, 12/17/18	Goldman Sachs International	1.00%	9/19	1.531%	600	EUR	(14)	(4)	(18)
Safeway, Ltd., 6.125%, 12/17/18	JPMorgan Chase Bank, N.A.	1.00%	12/19	1.602%	300	EUR	(6)	(4)	(10)
Schaeffler Finance BV, 5.00%, 6/20/19	Barclays Bank PLC	5.00%	6/19	1.566%	400	EUR	75	(2)	73
Sprint Communications, Inc., 8.375%, 8/15/17	Citibank N.A.	5.00%	12/19	4.563%	300	USD	15	(9)	6
Teck Resources, Ltd., 3.15%, 1/15/17	BNP Paribas SA	1.00%	3/19	2.109%	800	USD	(19)	(16)	(35)
Telefonica Emisiones Sau, 4.375%, 2/2/16	Citibank, N.A.	1.00%	6/19	0.661%	4,000	EUR	56	18	74
Telefonica Emisiones Sau, 4.375%, 2/2/16	Goldman Sachs International	1.00%	6/21	0.955%	600	EUR	(31)	34	3
Tesco PLC, 6.00%, 12/14/29	Barclays Bank PLC	1.00%	9/19	1.804%	700	EUR	3	(33)	(30)
Tesco PLC, 6.00%, 12/14/29	Barclays Bank PLC	1.00%	12/19	1.872%	100	EUR	(2)	(3)	(5)
Tesco PLC, 6.00%, 12/14/29	Barclays Bank PLC	1.00%	12/19	1.872%	300	EUR	(6)	(9)	(15)
Tesco PLC, 6.00%, 12/14/29	Citibank, N.A	1.00%	12/19	1.872%	100	EUR	(1)	(4)	(5)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	155

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection (continued)

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Upfront Premium Paid/(Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Tesco PLC, 6.00%, 12/14/29	Citibank, N.A.	1.00%	12/19	1.872%	100 EUR	$(2)	$(3)	$(5)
Tesco PLC, 6.00%, 12/14/29	Citibank, N.A.	1.00%	12/19	1.872%	800 EUR	(13)	(26)	(39)
Tesco PLC, 6.00%, 12/14/29	Goldman Sachs International	1.00%	12/19	1.872%	100 EUR	—	(4)	(4)
Tesco PLC, 6.00%, 12/14/29	Morgan Stanley Capital Services LLC	1.00%	9/19	1.804%	600 EUR	2	(28)	(26)
Ukraine Government International Bond, 6.75%, 11/14/17	Citibank, N.A.	5.00%	3/19	28.150%	900 USD	(135)	(249)	(384)
Valeant Pharmaceuticals, 6.875%, 12/1/18	Goldman Sachs International	5.00%	6/16	0.870%	200 USD	(1)	14	13
Volvo Treasury AB, 5.00%, 5/31/17	BNP Paribas SA	1.00%	9/19	0.709%	600 EUR	5	5	10
Volvo Treasury AB, 5.00%, 5/31/17	Citibank, N.A.	1.00%	9/19	0.709%	300 EUR	2	3	5
Volvo Treasury AB, 5.00%, 5/31/17	JPMorgan Chase Bank, N.A.	1.00%	9/19	0.709%	400 EUR	3	4	7
Wendel SA, 4.875%, 5/26/16	Barclays Bank PLC	5.00%	6/21	1.177%	100 EUR	26	3	29

						$(773)	$(980)	$(1,753)

Credit Default Swaps on Corporate or Sovereign Issues - Buy Protection

Reference Entity	Counterparty	Pay Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)		Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Russian Federation, 7.50%, 3/31/30	JPMorgan Chase Bank N.A.	1.00%	12/19	4.779%	2,500	USD	$178	$214	$392

							$178	$214	$392

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Unrealized Appreciation/ (Depreciation) (000’s)
28 Day Mexico Interbank TIIE Banxico	5.84%	9/21	9,900	MXN	$5
6-Month Australian Bank Bill	4.00%	6/19	34,100	AUD	1,292

					$1,297

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Unrealized Appreciation/ (Depreciation) (000’s)
3-Month USD-LIBOR	2.25%	12/19	18,000	USD	$21
3-Month USD-LIBOR	1.50%	12/17	20,000	USD	8
3-Month USD-LIBOR	1.25%	6/17	40,000	USD	103
6-Month Euribor	0.50%	3/20	2,300	EUR	(33)
6-Month GBP-LIBOR	2.75%	3/25	3,400	GBP	(250)
6-Month JPY-LIBOR	1.00%	3/24	510,000	JPY	(45)
6-Month JPY-LIBOR	1.00%	9/23	1,120,000	JPY	(337)

					$(533)

The Accompanying Notes are an Integral Part of the Financial Statements.

156	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Unrealized Appreciation/ (Depreciation) (000’s)
Markit CDX Emerging Markets Index, Series 21	5.00%	6/19	3.757%	7,334	USD	$(250)
Markit CDX Emerging Markets Index, Series 22	1.00%	12/19	3.394%	15,700	USD	(489)

						$(739)

(k)	Cash or securities with an aggregate value of $68,686 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2014.
(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Bank Loan Obligations	$-	$11,851	$766
Government & Agency Bonds	-	109,346	-
Foreign Bonds	-	105,860	-
Municipal Bonds	-	13,469	-
Corporate Bonds	-	229,845	872
Structured Products	-	33,203	367
Short-Term Investments	-	41,848	-
Other Financial Instruments^
Futures	1,038	-	-
Forward Currency Contracts	-	4,362	-
Interest Rate Swaps	-	1,642	-
Credit Default Swaps	-	489	-
Total Assets	$1,038	$551,915	$2,005
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	$-	$(943)	$-
Interest Rate Swaps	-	(665)	-
Credit Default Swaps	-	(1,994)	-
Total Liabilities	$-	$(3,602)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	157

Balanced Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$2.4 billion

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy of allocating assets across the stock, bond and money market sectors. The Portfolio operates as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the portfolios of the Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser will allocate the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio’s equity exposure will typically range between 35-55% of assets.

Market Overview

The equity markets posted solid gains during 2014, as markets adjusted to changing monetary policy. Improving economic growth with mild inflation prompted the U.S. Federal Reserve (the “Fed”) to gradually complete its bond purchasing program and maintain its zero interest rate policy during 2014, though Fed policy contributed to uncertainty during the second half of the year. Throughout the year, the Fed decreased its bond purchasing at a measured $10 billion monthly pace. Market volatility preceded the Fed’s last bond purchase in October, as investors became concerned that the Fed’s zero interest rate policy might be the next tightening of monetary stimulus. The Fed reaffirmed its commitment to zero interest rate policy for a considerable period, which reassured investors. Markets rallied on the news, while improving economic growth late in the year also increased investors’ optimism. In that environment, small cap stocks led the market, followed by shares of mid and large sized companies. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 13.69%, 9.77%, and 5.76%, respectively.

The bond market also posted positive returns, as most interest rates declined during 2014, pushing bond prices higher. The year began with the broadly held consensus view that interest rates would rise, but low inflation, modest economic growth and no unexpected changes to monetary policy led to lower interest rates. Although rates experienced some short-term volatility, investors largely favored the relative safety of U.S. Treasurys over the higher yields of corporate bonds. As a result, bonds experienced a relatively wide range of returns, as the Barclays® Long Term Treasury Index returned 25.07%, while the Barclays® Corporate U.S. High Yield Index returned only 2.45%. Overall, the broad bond market, as measured by the Barclays® U.S. Aggregate Index, posted a solid 5.97% return for 2014.

Portfolio Results

The Portfolio returned 5.56% for the twelve months ended December 31, 2014, trailing the 13.69% return of the broad stock market, as measured by the S&P 500® Index. The Portfolio also trailed the Balanced Portfolio Blended Composite Benchmark return of 7.47%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Mixed-Asset Target Allocation Moderate Funds peer group had an average return of 5.76% in 2014, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s underperformance relative to the blended benchmark reflects the performance of the Portfolio’s Underlying Portfolios, as most of the Underlying Portfolios underperformed their respective benchmarks during a difficult year for active management.

Overall allocation decisions were modestly positive for the full year. The Portfolio’s additions to equities in the fourth quarter, particularly during market corrections, were the driver of the positive attribution. The Portfolio’s overweight to emerging markets during the early months of the year partially offset the positive allocation effects for the full year.

During the year, equity futures contracts and fixed income futures contracts were used for cash management purposes. The Portfolio’s use of derivatives did not have a significant effect on the Portfolio’s relative results during 2014.

Portfolio Manager Outlook

As we enter 2015, we expect volatility to continue to rise from historically low levels witnessed for much of 2014. Both equity and fixed income markets saw volatility pick up in the last quarter of 2014. Credit spreads widened as the year came to a close, implying some near term risk aversion. We will be closely following the financial markets’ reaction to the Fed’s exit from extraordinary monetary policy. Just as quantitative easing was a contributing factor to the reduction of volatility, the return to a more normal monetary policy and tighter liquidity conditions could lead to increased volatility. With interest rates low and earnings growth expected to continue in the U.S., we think equities look relatively attractive despite potential volatility.

158	Balanced Portfolio

Balanced Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Balanced Portfolio	5.56%	8.21%	5.39%
S&P 500® Index	13.69%	15.45%	7.67%
Barclays® U.S. Aggregate Index	5.97%	4.45%	4.71%
Balanced Portfolio Blended Composite Benchmark	7.47%	9.39%	6.60%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	5.76%	8.76%	5.94%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Balanced Portfolio	159

Balanced Portfolio (unaudited)

Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	38.8%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	6.8%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	6.3%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	5.3%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.5%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.5%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	3.4%
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	3.3%
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	3.3%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	3.3%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Investment Grade Segment includes bonds of companies and governments headquarteed outside the United States.

160	Balanced Portfolio

Balanced Portfolio

Schedule of Investments

December 31, 2014

	Investment Companies (94.6%)	Shares/ $ Par	Value $ (000’s)

	Domestic Equity (39.0%)
	iShares Russell 2000 ETF	63,980	7,656
	iShares Russell Mid-Cap ETF	41,662	6,959
(q)	Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	54,602,360	78,737
(q)	Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	41,537,698	73,605
(q)	Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	30,126,661	79,354
(q)	Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	56,014,610	161,042
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	68,646,796	77,159
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	44,846,678	74,132
(q)	Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	67,293,480	77,186
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	31,490,889	107,037
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	60,619,286	107,357
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio	13,588,571	33,903
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio	14,260,608	33,997
	SPDR S&P MidCap 400 ETF Trust	15,573	4,111

	Total		922,235

	Fixed Income (44.7%)
	iShares iBoxx $ High Yield Corporate Bond ETF	127,375	11,413
(q)	Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	175,438,215	126,491
(q)	Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	725,572,167	919,300

	Total		1,057,204

	Foreign Equity (10.9%)
	iShares MSCI EAFE ETF	165,000	10,039
	iShares MSCI Emerging Markets ETF	212,675	8,356
	iShares MSCI Japan ETF	998,000	11,217

	Investment Companies (94.6%)	Shares/ $ Par	Value $ (000’s)

	Foreign Equity continued
(q)	Northwestern Mutual Series Fund, Inc., Emerging Markets Portfolio	10,256,634	9,498
(q)	Northwestern Mutual Series Fund, Inc., International Equity Portfolio	36,737,411	65,172
(q)	Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	164,552,753	148,426
	Vanguard FTSE Developed Markets ETF	171,615	6,501

	Total		259,209

	Total Investment Companies (Cost: $2,113,878)		2,238,648

	Short-Term Investments (4.6%)
	Autos (0.4%)
	Toyota Motor Credit Corp., 0.331%, 1/15/15	10,000,000	10,000

	Total		10,000

	Commercial Paper (4.2%)
	Alpine Securitization Corp., 0.22%, 2/19/15 144A	10,000,000	9,997
	Federal Home Loan Banks, 0.005%, 1/21/15	4,000,000	4,000
	Federal Home Loan Banks, 0.04%, 2/10/15	13,000,000	12,999
	Federal Home Loan Banks, 0.05%, 1/7/15	10,000,000	10,000
	Federal Home Loan Banks, 0.07%, 1/14/15	11,200,000	11,200
	Federal Home Loan Banks, 0.07%, 1/23/15	18,100,000	18,099
	Federal Home Loan Banks, 0.07%, 2/5/15	5,000,000	5,000
	Federal Home Loan Banks, 0.08%, 1/20/15	10,000,000	10,000
	Federal Home Loan Banks, 0.08%, 2/11/15	5,000,000	4,999
	Federal Home Loan Banks, 0.09%, 1/28/15	12,700,000	12,699
(b)	Federal Home Loan Mortgage Corp., 0.10%, 3/16/15	1,300,000	1,300

	Total		100,293

	Total Short-Term Investments (Cost: $110,293)		110,293

	Total Investments (99.2%) (Cost: $2,224,171)(a)		2,348,941

	Other Assets, Less Liabilities (0.8%)		18,186

	Net Assets (100.0%)		2,367,127

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	161

Balanced Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014 the value of these securities (in thousands) was $9,997 representing 0.4% of the net assets.

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $2,224,215 and the net unrealized appreciation of investments based on that cost was $124,726 which is comprised of $136,287 aggregate gross unrealized appreciation and $11,561 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2014, $28,821)	287	3/15	$630

(q)	Affiliated Company

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$2,238,648	$-	$-
Short-Term Investments	-	110,293	-
Other Financial Instruments^
Futures	630	-	-
Total	$2,239,278	$110,293	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

162	Balanced Portfolio

Asset Allocation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$266 million

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio invests in the stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy of allocating assets across the stock, bond and money market sectors. The Portfolio operates as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser will allocate the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio’s equity exposure will typically range between 55-75% of assets.

Market Overview

The equity markets posted solid gains during 2014, as markets adjusted to changing monetary policy. Improving economic growth with mild inflation prompted the U.S. Federal Reserve (the “Fed”) to gradually complete its bond purchasing program and maintain its zero interest rate policy during 2014, though Fed policy contributed to uncertainty during the second half of the year. Throughout the year, the Fed decreased its bond purchasing at a measured $10 billion monthly pace. Market volatility preceded the Fed’s last bond purchase in October, as investors became concerned that the Fed’s zero interest rate policy might be the next tightening of monetary stimulus. The Fed reaffirmed its commitment to zero interest rate policy for a considerable period, which reassured investors. Markets rallied on the news, while improving economic growth late in the year also increased investors’ optimism. In that environment, small cap stocks led the market, followed by shares of mid and large sized companies. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 13.69%, 9.77%, and 5.76%, respectively.

The bond market also posted positive returns, as most interest rates declined during 2014, pushing bond prices higher. The year began with the broadly held consensus view that interest rates would rise, but low inflation, modest economic growth and no unexpected changes to monetary policy led to lower interest rates. Although rates experienced some short-term volatility, investors largely favored the relative safety of U.S. Treasurys over the higher yields of corporate bonds. As a result, bonds experienced a relatively wide range of returns, as the Barclays® Long Term Treasury Index returned 25.07%, while the Barclays® Corporate U.S. High Yield Index returned only 2.45%. Overall, the broad bond market, as measured by the Barclays® U.S. Aggregate Index, posted a solid 5.97% return for 2014.

Portfolio Results

The Portfolio returned 5.15% for the twelve months ended December 31, 2014, trailing the 13.69% return of the broad stock market, as measured by the S&P 500® Index. The Portfolio also trailed the Asset Allocation Portfolio Blended Composite Benchmark return of 7.43%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Mixed-Asset Target Allocation Growth Funds peer group had an average return of 6.05% in 2014, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s underperformance relative to the blended benchmark reflects the performance of the Portfolio’s Underlying Portfolios, as most of the Underlying Portfolios underperformed their respective benchmarks during a difficult year for active management.

Overall allocation decisions were modestly positive for the full year. The Portfolio’s additions to equities in the fourth quarter, particularly during market corrections, were the driver of the positive attribution. The Portfolio’s overweight to emerging markets during the early months of the year partially offset the positive allocation effects for the full year.

During the year, equity futures contracts and fixed income futures contracts were used for cash management purposes. The Portfolio’s use of derivatives did not have a significant effect on the Portfolio’s relative results during 2014.

Portfolio Manager Outlook

As we enter 2015, we volatility to continue to rise from historically low levels witnessed for much of 2014. Both equity and fixed income markets saw volatility pick up in the last quarter of 2014. Credit spreads widened as the year came to a close, implying some near term risk aversion. We will be closely following the financial markets’ reaction to the Fed’s exit from extraordinary monetary policy. Just as quantitative easing was a contributing factor to the reduction of volatility, the return to a more normal monetary policy and tighter liquidity conditions could lead to increased volatility. With interest rates low and earnings growth expected to continue in the U.S., we think equities look relatively attractive despite potential volatility.

Asset Allocation Portfolio	163

Asset Allocation Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	5.15%	8.99%	5.80%
S&P 500® Index	13.69%	15.45%	7.67%
Barclays® U.S. Aggregate Index	5.97%	4.45%	4.71%
Asset Allocation Portfolio Blended Composite Benchmark	7.43%	10.71%	7.07%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	6.05%	10.17%	6.61%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/04. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

164	Asset Allocation Portfolio

Asset Allocation Portfolio

      Top 10 Equity Holdings 12/31/14

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	22.0%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	8.4%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	8.2%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	7.1%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	5.4%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	5.4%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	4.4%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	4.3%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	4.0%
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	4.0%

Sector Allocation 12/31/14

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Asset Allocation Portfolio	165

Asset Allocation Portfolio

Schedule of Investments

December 31, 2014

	Investment Companies (95.1%)	Shares/ $ Par	Value $ (000’s)

	Domestic Equity (49.6%)
	iShares Russell 2000 ETF	15,775	1,888
	iShares Russell Midcap ETF	10,303	1,721
(q)	Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	7,420,074	10,700
(q)	Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	5,643,992	10,001
(q)	Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	4,092,270	10,779
(q)	Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	7,611,778	21,884
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	10,492,644	11,794
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	6,853,802	11,329
(q)	Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	9,144,637	10,489
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4,251,313	14,450
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	8,139,655	14,415
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio	2,428,753	6,060
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio	2,583,520	6,159
	SPDR S&P MidCap 400 ETF Trust	1,289	340

	Total		132,009

	Fixed Income (29.5%)
	iShares iBoxx $ High Yield Corporate Bond Fund	14,350	1,286
(q)	Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	26,098,184	18,817
(q)	Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	46,263,600	58,616

	Total		78,719

	Foreign Equity (16.0%)
	iShares MSCI EAFE ETF	66,775	4,063
	iShares MSCI Emerging Markets ETF	50,875	1,999
	iShares MSCI Japan ETF	130,000	1,461

	Investment Companies (95.1%)	Shares/ $ Par	Value $ (000’s)

	Foreign Equity continued
(q)	Northwestern Mutual Series Fund, Inc., Emerging Markets Portfolio	1,692,795	1,567
(q)	Northwestern Mutual Series Fund, Inc., International Equity Portfolio	5,572,318	9,885
(q)	Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	24,945,237	22,501
	Vanguard FTSE Developed Markets ETF	28,070	1,063

	Total		42,539

	Total Investment Companies (Cost: $235,426)		253,267

	Short-Term Investments (2.5%)

	Commercial Paper (2.5%)
	Federal Home Loan Banks, 0.07%, 1/14/15	3,900,000	3,900
	Federal Home Loan Banks, 0.07%, 1/23/15	1,700,000	1,700
(b)	Federal Home Loan Banks, 0.08%, 2/11/15	1,000,000	1,000

	Total		6,600

	Total Short-Term Investments (Cost: $6,600)		6,600

	Total Investments (97.6%) (Cost: $242,026)(a)		259,867

	Other Assets, Less Liabilities (2.4%)		6,542

	Net Assets (100.0%)		266,409

The Accompanying Notes are an Integral Part of the Financial Statements.

166	Asset Allocation Portfolio

Asset Allocation Portfolio

(a)	At December 31, 2014, the aggregate cost of securities for federal tax purposes (in thousands) was $242,093 and the net unrealized appreciation of investments based on that cost was $17,774 which is comprised of $19,535 aggregate gross unrealized appreciation and $1,761 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2014, $5,725)	57	3/15	$125

(q)	Affiliated Company

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2014. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$253,267	$-	$-
Short-Term Investments	-	6,600	-
Other Financial Instruments^
Futures	125	-	-
Total	$253,392	$6,600	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	167

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33%: Barclays® Global Aggregate — Credit Component, Hedged USD, Merrill Lynch® Global High- Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global — The benchmark is an equally weighted blend of the following three indices: Barclays® Global Aggregate —Credit Component, Hedged USD, Merrill Lynch® Global High Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global. The Barclays® Global Aggregate — Credit Component, Hedged USD Index provides a broad-based measure of the global investment-grade fixed income markets. The Merrill Lynch® Global High Yield BB-B Rated Constrained Index tracks the performance of below investment-grade bonds of corporate issuers domiciled in countries having an investment-grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling, and euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment-grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. JPMorgan® EMBI Global tracks total returns for United States Dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

Asset Allocation Portfolio Blended Composite — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 3000® Index (50%), the MSCI® All Country World (ex-US) Index (15%), the Barclays® U.S. Aggregate Index (25%), and the Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (10%).

Balanced Portfolio Blended Composite — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 3000® Index (40%), the MSCI® All Country World (ex-US) Index (10%), the Barclays® U.S. Aggregate Index (45%) and the Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (5%).

Barclays® 1-3 Year U.S. Government/Credit Bond Index — The Barclays® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. Government, investment-grade corporate and investment-grade international dollar denominated bonds that have maturities of between one and three years.

Barclays® U.S. Aggregate 1-3 Years Index — The Barclays® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Barclays® U.S. Aggregate Index — The Barclays® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Barclays® U.S. Corporate High Yield 2% Issuer Capped Index — The Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Barclays® Global Credit Hedged USD Index — The Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Barclays® Long-Term U.S. Treasury Index — The Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

168	Benchmark Definitions

Benchmark Definitions (unaudited)

Lipper® Variable Insurance Products (VIP) Average — Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages — Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

MSCI EAFE® (Europe-Australasia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market-capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 3000® Index — The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Benchmark Definitions	169

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2014 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$881,482	$706,269	$554,501	$153,873	$2,352,473
Affiliated Investments, at Value (2)	-	-	-	-	-
Cash & Cash Equivalents	4,335	20,848	413	13,055	16,171
Foreign Currency, at Value (3)	-	-	-	-	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivable for Portfolio Shares Sold	93	258	114	19	603
Receivable for Investment Securities Sold	-	674	-	-	-
Receivable for Financing Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Swap Contracts, at Value (4)	-	-	-	-	-
Receivable for Foreign Currency	-	-	-	-	-
Prepaid Expenses and Other Assets	8	6	5	2	30
Dividends and Interest Receivable	627	181	1,164	167	3,133

Total Assets	886,545	728,236	556,197	167,116	2,372,410

Liabilities
Payable for Portfolio Shares Redeemed	313	227	316	38	1,238
Payable for Investment Securities Purchased	-	5,192	-	-	-
Payable for Financing Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	329
Outstanding Swap Contracts, at Value (5)	-	-	-	-	-
Payable for Foreign Currency	-	-	-	-	-
Collateral from Counterparty	-	-	-	-	-
Investment Advisory Fees	318	398	213	115	428
Compliance Fees Payable	-	-	-	-	-
Deferred Income for Financing Transactions	-	-	-	-	-
Accrued Expenses	34	40	29	15	117

Total Liabilities	665	5,857	558	168	2,112

Net Assets	$885,880	$722,379	$555,639	$166,948	$2,370,298

Represented By:
Aggregate Paid in Capital (6) (7)	$620,148	$507,588	$425,211	$128,288	$1,195,122
Undistributed Net Investment Income (Loss)	6,518	-	11,360	1,436	40,235
Undistributed Accumulated Net Realized Gain (Loss)	61,016	81,923	7,939	8,334	38,637
Net Unrealized Appreciation (Depreciation)	198,198	132,868	111,129	28,890	1,096,304

Net Assets for Shares Outstanding (6) (7)	$885,880	$722,379	$555,639	$166,948	$2,370,298

Net Asset Value, Offering and Redemption Price per Share	$2.87	$2.63	$1.65	$1.12	$3.98

(1) Unaffiliated Investments, at Cost	$683,284	$573,401	$443,372	$124,982	$1,256,646
(2) Affiliated Investments, at Cost	-	-	-	-	-
(3) Foreign Currency, at Cost	-	-	-	-	-
(4) Premiums Paid on Swap Contracts	-	-	-	-	-
(5) Premiums Received from Swap Contracts	-	-	-	-	-
(6) Shares Outstanding	308,184	274,255	336,207	148,531	596,197
(7) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

170	Statements of Assets and Liabilities

Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$190,787	$594,417	$788,099	$1,067,835	$639,055	$427,665	$526,240	$91,817	$589,064
-	-	-	-	-	-	-	-	-
2	25,001	198	31,298	13,484	15	2,592	9,377	323
10	-	-	-	-	35	-	-	-
-	-	-	-	-	-	-	-	-
81	88	274	156	58	121	86	42	180
192	-	593	1,438	-	1,037	1,581	290	1,849
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
31	-	-	-	-	91	-	-	-
2	5	7	10	23	4	5	6	5
277	1,142	1,079	179	567	878	233	115	1,209

191,382	620,653	790,250	1,100,916	653,187	429,846	530,737	101,647	592,630

14	306	107	685	402	155	125	7	351
283	-	7,925	1,547	-	1,522	772	189	8,425
-	-	-	-	-	-	-	-	-
-	-	-	-	196	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	120	-
114	300	443	488	140	280	256	22	436
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
17	26	40	41	45	36	36	23	51

428	632	8,515	2,761	783	1,993	1,189	361	9,263

$190,954	$620,021	$781,735	$1,098,155	$652,404	$427,853	$529,548	$101,286	$583,367

$143,493	$455,776	$588,691	$892,331	$398,188	$332,688	$411,615	$81,439	$355,313
2,937	11,101	13,177	412	7,337	7,271	615	-	4,055
15,584	(8,230)	30,129	99,328	38,849	40,194	26,182	(137)	32,027
28,940	161,374	149,738	106,084	208,030	47,700	91,136	19,984	191,972

$190,954	$620,021	$781,735	$1,098,155	$652,404	$427,853	$529,548	$101,286	$583,367

$1 .15	$1 .44	$1 .77	$3 .40	$1 .96	$1 .77	$2 .50	$1 .16	$2 .38

$161,878	$433,043	$638,359	$961,751	$431,442	$380,057	$435,104	$71,833	$397,092
-	-	-	-	-	-	-	-	-
10	-	-	-	-	35	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
166,461	429,855	441,268	323,070	332,829	241,542	212,216	86,961	244,745
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	171

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2014 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio
Assets
Unaffiliated Investments, at Value (1)	$419,018	$449,137	$1,606,968	$410,069	$448,136
Affiliated Investments, at Value (2)	-	-	-	-	-
Cash & Cash Equivalents	17,692	7,099	21,824	5,347	133
Foreign Currency, at Value (3)	-	191	3,657	2,037	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivable for Portfolio Shares Sold	201	216	447	230	632
Receivable for Investment Securities Sold	322	-	-	930	-
Receivable for Financing Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Swap Contracts, at Value (4)	-	-	-	-	-
Receivable for Foreign Currency	-	-	1	2	-
Prepaid Expenses and Other Assets	5	4	17	4	4
Dividends and Interest Receivable	581	972	5,471	151	297

Total Assets	437,819	457,619	1,638,385	418,770	449,202

Liabilities
Payable for Portfolio Shares Redeemed	123	105	691	95	369
Payable for Investment Securities Purchased	-	13	995	645	9,995
Payable for Financing Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Swap Contracts, at Value (5)	-	-	-	-	-
Payable for Foreign Currency	3	-	-	-	-
Collateral from Counterparty	-	-	-	-	-
Investment Advisory Fees	251	338	884	419	63
Compliance Fees Payable	-	-	-	-	-
Deferred Income for Financing Transactions	-	-	-	-	-
Accrued Expenses	511	155	437	614	23

Total Liabilities	888	611	3,007	1,773	10,450

Net Assets	$436,931	$457,008	$1,635,378	$416,997	$438,752

Represented By:
Aggregate Paid in Capital (6) (7)	$429,397	$426,679	$1,437,698	$439,805	$438,729
Undistributed Net Investment Income (Loss)	7,745	10,472	49,800	3,893	28
Undistributed Accumulated Net Realized Gain (Loss)	(7,867)	7,617	67,504	(11,905)	(5)
Net Unrealized Appreciation (Depreciation)	7,656	12,240	80,376	(14,796)	–

Net Assets for Shares Outstanding (6) (7)	$436,931	$457,008	$1,635,378	$416,997	$438,752

Net Asset Value, Offering and Redemption Price per Share	$1 .34	$0 .90	$1 .77	$0 .93	$1 .00

(1) Unaffiliated Investments, at Cost	$410,928	$436,824	$1,526,219	$424,362	$448,136
(2) Affiliated Investments, at Cost	-	-	-	-	-
(3) Foreign Currency, at Cost	-	195	3,851	2,029	-
(4) Premiums Paid on Swap Contracts	-	-	-	-	-
(5) Premiums Received from Swap Contracts	-	-	-	-	-
(6) Shares Outstanding	324,978	506,674	921,656	450,565	438,757
(7) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	3,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

172	Statements of Assets and Liabilities

Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$230,895	$3,071,279	$117,490	$288,576	$676,869	$547,427	$176,545	$20,421
-	-	-	-	-	-	2,172,396	239,446
2,561	169,565	205	174	9,762	8,745	7,080	6,375
-	-	-	66	-	4,221	-	-
-	-	-	-	-	1,578	-	-
48	725	22	204	169	220	605	25
-	411,675	44,711	-	5,683	6	17,590	1,444
-	-	19	-	-	22	-	-
-	-	5	-	-	189	-	-
-	-	-	-	-	1,084	-	-
-	-	-	839	-	4,362	-	-
2	17	1	80	5	170	22	2
1,259	10,853	653	1,351	10,603	8,447	88	6

234,765	3,664,114	163,106	291,290	703,091	576,471	2,374,326	267,719

152	734	76	216	278	349	879	67
-	821,370	-	-	488	15,530	5,710	1,127
-	-	53,678	-	-	7,343	-	-
21	-	5	32	-	-	433	84
-	-	-	5,165	-	2,305	-	-
-	-	-	10	-	943	-	-
-	-	-	-	-	3,464	-	-
71	768	54	132	266	352	152	12
-	-	-	-	-	-	-	-
-	-	18	-	-	21	-	-
34	86	25	50	71	105	25	20

278	822,958	53,856	5,605	1,103	30,412	7,199	1,310

$234,487	$2,841,156	$109,250	$285,685	$701,988	$546,059	$2,367,127	$266,409

$233,852	$2,767,895	$104,305	$287,855	$707,173	$530,191	$2,091,948	$230,687
1,717	42,378	2,211	6,063	32,590	27,511	45,681	5,056
(1,022)	9,654	(5,190)	(1,906)	(30,796)	6,899	104,098	12,701
(60)	21,229	7,924	(6,327)	(6,979)	(18,542)	125,400	17,965

$234,487	$2,841,156	$109,250	$285,685	$701,988	$546,059	$2,367,127	$266,409

$1 .03	$1 .27	$1 .12	$1 .10	$0 .72	$1 .08	$1 .48	$1 .20

$230,938	$3,050,050	$109,582	$290,112	$683,848	$569,686	$174,823	$19,755
-	-	-	-	-	-	2,049,348	222,271
-	-	-	69	-	4,412	-	-
-	-	-	-	-	409	-	-
-	-	-	-	-	1,003	-	-
228,043	2,243,109	97,672	259,713	974,159	503,409	1,598,701	222,847
2,000,000	3,000,000	2,000,000	2,000,000	3,000,000	2,000,000	4,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	173

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2014 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio	Large Company Value Portfolio
Investment Income
Income
Interest (1)	$-	$13	$-	$1	$40	$-
Unaffiliated Dividends (1)	10,063	4,062	13,792	2,722	46,047	4,040

Total Income	10,063	4,075	13,792	2,723	46,087	4,040

Expenses
Investment Advisory Fees	3,585	4,875	2,338	1,207	4,477	1,241
Custodian Fees	7	33	4	7	31	18
Shareholder Reporting Fees	44	60	34	8	85	10
Audit Fees	24	23	23	22	30	22
Valuation Services	1	2	1	-	2	1
Compliance Fees	16	15	14	12	24	12
Directors Fees	30	28	27	24	46	24
Professional Fees	7	7	7	6	10	6
Trade Name Fees	-	-	-	-	99	-
Other Expenses	13	9	8	3	33	3

Total Expenses	3,727	5,052	2,456	1,289	4,837	1,337

Less Waived Fees:
Paid by Affiliate	(179)	(854)	(24)	-	-	(55)
Paid Indirectly	(3)	(3)	-	(2)	(1)	-

Net Expenses	3,545	4,195	2,432	1,287	4,836	1,282

Net Investment Income (Loss)	6,518	(120)	11,360	1,436	41,251	2,758
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	61,731	82,077	8,124	8,735	38,717	17,226
Affiliated Investment Securities	-	-	-	-	-	-
Futures Contracts	-	-	-	-	3,446	-
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	(24)	-	-	-	291

Net Realized Gain (Loss) on Investments	61,731	82,053	8,124	8,735	42,163	17,517

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	6,191	(19,479)	25,294	8,588	201,902	1,667
Futures Contracts	-	-	-	-	(230)	-
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	43

Net Change in Unrealized Appreciation (Depreciation) of Investments	6,191	(19,479)	25,294	8,588	201,672	1,710

Net Gain (Loss) on Investments	67,922	62,574	33,418	17,323	243,835	19,227

Net Increase (Decrease) in Net Assets Resulting from Operations	$74,440	$62,454	$44,778	$18,759	$285,086	$21,985

(1) Net of Foreign Tax	$-	$62	$647	$183	$4	$20

The Accompanying Notes are an Integral Part of the Financial Statements.

174	Statements of Operations

Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$-	$35	$-	$27	$1	$-	$10	$8
14,657	18,606	7,981	9,092	8,771	3,539	1,105	9,034
14,657	18,641	7,981	9,119	8,772	3,539	1,115	9,042

3,181	4,604	5,504	1,588	3,255	2,772	236	4,834
7	24	11	25	51	7	37	17
33	59	61	44	52	53	16	87
23	24	27	22	22	23	20	23
-	2	-	2	3	1	2	1
15	15	17	15	14	14	12	14
28	29	33	28	25	27	23	27
7	7	7	7	6	8	9	7
-	-	-	62	-	-	15	-
8	10	17	10	5	7	1	8
3,302	4,774	5,677	1,803	3,433	2,912	371	5,018

-	-	(278)	(68)	(440)	(6)	(42)	(34)
(3)	-	(8)	(1)	-	(1)	(1)	-
3,299	4,774	5,391	1,734	2,993	2,905	328	4,984
11,358	13,867	2,590	7,385	5,779	634	787	4,058

23,327	30,308	97,910	40,773	42,179	26,408	14,635	33,068
-	-	-	-	-	-	-	-
-	-	-	454	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	499	-
-	(1)	-	-	1,500	-	-	-
23,327	30,307	97,910	41,227	43,679	26,408	15,134	33,068
42,579	8,516	(13,904)	8,948	10,258	15,494	(11,036)	(35,544)

-	-	-	104	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	(5)	-	-	178	-	-	-
42,579	8,511	(13,904)	9,052	10,436	15,494	(11,036)	(35,544)
65,906	38,818	84,006	50,279	54,115	41,902	4,098	(2,476)
$77,264	$52,685	$86,596	$57,664	$59,894	$42,536	$4,885	$1,582
$-	$180	$-	$-	$60	$9	$-	$3

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	175

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2014 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest (1)	$7	$6	$15	$6	$627	$2,558
Unaffiliated Dividends (1)	10,842	15,062	62,309	9,427	-	-
Affiliated Dividends	-	-	-	-	-	-

Total Income	10,849	15,068	62,324	9,433	627	2,558

Expenses
Investment Advisory Fees	2,748	3,629	11,458	4,460	1,364	741
Custodian Fees	336	420	938	760	18	25
Shareholder Reporting Fees	64	42	133	61	26	27
Audit Fees	24	24	30	24	22	27
Valuation Services	-	-	-	-	1	32
Compliance Fees	16	14	18	13	14	13
Directors Fees	26	25	39	25	27	24
Professional Fees	20	15	17	18	5	6
Interest Expense	-	-	-	-	-	-
Other Expenses	6	6	27	5	7	3

Total Expenses	3,240	4,175	12,660	5,366	1,484	898

Less Waived Fees:
Paid by Affiliate	-	-	(1,196)	-	(1,185)	-
Paid Indirectly	-	-	-	-	-	(2)

Net Expenses	3,240	4,175	11,464	5,366	299	896

Net Investment Income (Loss)	7,609	10,893	50,860	4,067	328	1,662
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	21,116	12,092	67,503	(9,867)	(1)	761
Affiliated Investment Securities	-	-	-	-	-	-
Futures Contracts	-	-	-	-	-	(760)
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	(115)	(95)	(655)	(68)	-	(7)

Net Realized Gain (Loss) on Investments	21,001	11,997	66,848	(9,935)	(1)	(6)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(48,957)	(54,517)	(273,164)	(20,797)	-	(472)
Futures Contracts	-	-	-	-	-	(373)
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	(72)	(95)	(344)	3	-	-

Net Change in Unrealized Appreciation (Depreciation) of Investments	(49,029)	(54,612)	(273,508)	(20,794)	-	(845)

Net Gain (Loss) on Investments	(28,028)	(42,615)	(206,660)	(30,729)	(1)	(851)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(20,419)	$(31,722)	$(155,800)	$(26,662)	$327	$811

(1) Net of Foreign Tax	$268	$675	$1,768	$379	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

176	Statements of Operations

Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$48,612	$3,253	$5,079	$34,729	$24,139	$23,672	$1,925
-	-	-	702	-	1,412	335
-	-	-	-	-	9,307	1,346

48,612	3,253	5,079	35,431	24,139	34,391	3,606

6,373	541	1,522	2,550	3,996	7,100	1,410
70	11	44	36	142	93	59
93	10	46	82	53	30	9
35	38	26	34	37	28	26
106	8	49	67	149	87	81
22	12	13	15	14	24	13
42	23	25	27	27	48	25
13	6	6	10	11	14	9
-	15	-	-	2	-	-
28	2	4	8	7	38	4

6,782	666	1,735	2,829	4,438	7,462	1,636

-	(17)	(112)	-	(285)	(3,687)	(1,025)
(27)	-	-	(3)	-	(1)	(1)

6,755	649	1,623	2,826	4,153	3,774	609

41,857	2,604	3,456	32,605	19,986	30,617	2,997

50,609	2,290	103	(2,184)	2,609	54,423	4,011
-	-	-	-	-	76,714	10,811
(4,730)	364	(1,741)	-	3,692	5,068	1,111
-	18	-	-	45	-	-
-	-	(60)	-	(960)	-	-
69	-	2,381	-	11,677	41	-

45,948	2,672	683	(2,184)	17,063	136,246	15,953

16,148	15,421	5,965	(30,635)	(28,365)	(37,466)	(5,456)
48	19	(543)	-	2,360	(1,067)	(97)
-	-	-	-	19	-	-
-	-	(3,371)	-	(1,140)	-	-
(32)	-	1,588	-	4,413	(19)	-

16,164	15,440	3,639	(30,635)	(22,713)	(38,552)	(5,553)

62,112	18,112	4,322	(32,819)	(5,650)	97,694	10,400

$103,969	$20,716	$7,778	$(214)	$14,336	$128,311	$13,397

$-	$-	$-	$-	$16	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	177

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,518	$5,254	$(120)	$177	$11,360	$8,237
Net Realized Gain (Loss) on Investments	61,731	81,957	82,053	70,607	8,124	58,703
Net Change in Unrealized Appreciation (Depreciation) of Investments	6,191	126,505	(19,479)	61,665	25,294	47,966

Net Increase (Decrease) in Net Assets Resulting from Operations	74,440	213,716	62,454	132,449	44,778	114,906

Distributions to Shareholders from:
Net Investment Income	(5,089)	(5,017)	(131)	(2,567)	(8,198)	(5,721)
Net Realized Gain on Investments	(82,323)	(52,317)	(67,736)	-	(49,261)	-
Tax Return of Capital	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(87,412)	(57,334)	(67,867)	(2,567)	(57,459)	(5,721)

Capital Transactions:
Shares Sold	27,204	163,438	95,788	152,149	18,370	85,840
Reinvestment of Distributions Paid	87,412	57,334	67,867	2,567	57,459	5,721
Shares Redeemed	(63,148)	(63,585)	(60,375)	(48,706)	(45,877)	(47,057)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	51,468	157,187	103,280	106,010	29,952	44,504

Total Increase (Decrease) in Net Assets	38,496	313,569	97,867	235,892	17,271	153,689
Net Assets
Beginning of Period	847,384	533,815	624,512	388,620	538,368	384,679

End of Period	$885,880	$847,384	$722,379	$624,512	$555,639	$538,368

Undistributed Net Investment Income (Loss)	$6,518	$5,254	$-	$131	$11,360	$8,237

Portfolio Share Transactions:
Shares Sold	9,307	62,328	36,806	66,405	10,785	56,114
Reinvestment of Distributions Paid	32,423	22,501	28,231	1,079	35,979	3,656
Shares Redeemed	(21,578)	(24,367)	(23,252)	(20,822)	(27,046)	(30,789)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	20,152	60,462	41,785	46,662	19,718	28,981

The Accompanying Notes are an Integral Part of the Financial Statements.

178	Statements of Changes in Net Assets

Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio		Domestic Equity Portfolio
For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

$1,436	$1,252	$41,251	$36,862	$2,758	$2,400	$11,358	$10,231
8,735	10,868	42,163	29,321	17,517	16,058	23,327	24,432
8,588	19,755	201,672	468,624	1,710	17,092	42,579	105,425

18,759	31,875	285,086	534,807	21,985	35,550	77,264	140,088

(59)	(1,247)	(36,099)	(35,405)	-	(2,362)	(10,099)	(8,767)
(6,023)	(5,260)	(28,128)	(39,372)	(9,080)	(2,653)	-	-
-	-	-	-	-	-	-	-

(6,082)	(6,507)	(64,227)	(74,777)	(9,080)	(5,015)	(10,099)	(8,767)

7,570	79,206	123,029	103,969	13,592	87,261	27,775	92,289
6,082	6,507	64,227	74,777	9,080	5,015	10,099	8,767
(10,480)	(38,682)	(202,318)	(178,746)	(14,685)	(39,664)	(55,666)	(61,787)

3,172	47,031	(15,062)	-	7,987	52,612	(17,792)	39,269

15,849	72,399	205,797	460,030	20,892	83,147	49,373	170,590

151,099	78,700	2,164,501	1,704,471	170,062	86,915	570,648	400,058

$166,948	$151,099	$2,370,298	$2,164,501	$190,954	$170,062	$620,021	$570,648

$1,436	$59	$40,235	$36,421	$2,937	$17	$11,101	$10,230

7,052	82,410	32,735	32,130	12,303	89,007	20,371	80,248
5,743	6,296	17,326	22,881	8,431	4,713	7,344	7,417
(9,815)	(38,039)	(53,823)	(55,321)	(13,385)	(38,166)	(40,959)	(54,239)

2,980	50,667	(3,762)	(310)	7,349	55,554	(13,244)	33,426

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	179

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Equity Income Portfolio		Mid Cap Growth Stock Portfolio		Index 400 Stock Portfolio
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets
Operations
Net Investment Income (Loss)	$13,867	$9,630	$2,590	$4,221	$7,385	$6,414
Net Realized Gain (Loss) on Investments	30,307	23,116	97,910	208,116	41,227	29,756
Net Change in Unrealized Appreciation (Depreciation) of Investments	8,511	106,019	(13,904)	4,077	9,052	121,031

Net Increase (Decrease) in Net Assets Resulting from Operations	52,685	138,765	86,596	216,414	57,664	157,201

Distributions to Shareholders from:
Net Investment Income	(9,121)	(7,946)	(3,769)	(3,093)	(6,280)	(5,972)
Net Realized Gain on Investments	(21,833)	-	(207,085)	(39,484)	(30,105)	(19,282)
Tax Return of Capital	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(30,954)	(7,946)	(210,854)	(42,577)	(36,385)	(25,254)

Capital Transactions:
Shares Sold	111,040	174,190	32,194	124,108	38,212	41,007
Reinvestment of Distributions Paid	30,954	7,946	210,854	42,577	36,385	25,254
Shares Redeemed	(58,021)	(46,021)	(93,967)	(96,143)	(67,564)	(53,157)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	83,973	136,115	149,081	70,542	7,033	13,104

Total Increase (Decrease) in Net Assets	105,704	266,934	24,823	244,379	28,312	145,051
Net Assets
Beginning of Period	676,031	409,097	1,073,332	828,953	624,092	479,041

End of Period	$781,735	$676,031	$1,098,155	$1,073,332	$652,404	$624,092

Undistributed Net Investment Income (Loss)	$13,177	$9,519	$412	$4,036	$7,337	$6,338

Portfolio Share Transactions:
Shares Sold	63,727	112,602	8,824	34,116	19,878	23,841
Reinvestment of Distributions Paid	18,155	5,013	66,578	11,684	19,636	14,564
Shares Redeemed	(33,227)	(29,531)	(25,832)	(26,449)	(35,067)	(30,940)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	48,655	88,084	49,570	19,351	4,447	7,465

The Accompanying Notes are an Integral Part of the Financial Statements.

180	Statements of Changes in Net Assets

Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio		Small Cap Value Portfolio
For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

$5,779	$3,866	$634	$(6)	$787	$729	$4,058	$2,251
43,679	32,255	26,408	100,940	15,134	8,219	33,068	14,024
10,436	27,111	15,494	44,401	(11,036)	23,413	(35,544)	118,945

59,894	63,232	42,536	145,335	4,885	32,361	1,582	135,220

(3,829)	(2,886)	-	(2,246)	(1,419)	(3,587)	(2,032)	(5,874)
(32,278)	(1,673)	(57,515)	-	(15,897)	(3,748)	(14,657)	(2,384)
-	-	-	-	-	-	-	-

(36,107)	(4,559)	(57,515)	(2,246)	(17,316)	(7,335)	(16,689)	(8,258)

54,015	138,159	22,235	51,425	19,952	25,514	57,330	82,527
36,107	4,559	57,515	2,246	17,316	7,335	16,689	8,258
(29,989)	(20,681)	(55,715)	(52,494)	(47,038)	(8,110)	(52,375)	(50,565)

60,133	122,037	24,035	1,177	(9,770)	24,739	21,644	40,220

83,920	180,710	9,056	144,266	(22,201)	49,765	6,537	167,182

343,933	163,223	520,492	376,226	123,487	73,722	576,830	409,648

$427,853	$343,933	$529,548	$520,492	$101,286	$123,487	$583,367	$576,830

$7,271	$4,065	$615	$-	$-	$(129)	$4,055	$2,251

31,296	91,143	8,882	23,479	15,146	20,797	24,160	38,061
21,923	2,951	25,237	977	14,726	5,515	7,249	3,745
(17,366)	(13,694)	(22,374)	(23,916)	(35,645)	(6,800)	(21,956)	(23,194)

35,853	80,400	11,745	540	(5,773)	19,512	9,453	18,612

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	181

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	International Growth Portfolio		Research International Core Portfolio		International Equity Portfolio
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets
Operations
Net Investment Income (Loss)	$7,609	$4,446	$10,893	$5,431	$50,860	$33,694
Net Realized Gain (Loss) on Investments	21,001	42,529	11,997	14,390	66,848	116,746
Net Change in Unrealized Appreciation (Depreciation) of Investments	(49,029)	20,520	(54,612)	37,591	(273,508)	163,724

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,419)	67,495	(31,722)	57,412	(155,800)	314,164

Distributions to Shareholders from:
Net Investment Income	(5,721)	(5,267)	(6,491)	(452)	(33,309)	(35,590)
Net Realized Gain on Investments	-	-	(2,772)	-	(117,385)	(421)
Tax Return of Capital	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,721)	(5,267)	(9,263)	(452)	(150,694)	(36,011)

Capital Transactions:
Shares Sold	73,592	58,279	94,736	108,059	149,226	128,805
Reinvestment of Distributions Paid	5,721	5,267	9,263	452	150,694	36,011
Shares Redeemed	(36,460)	(35,274)	(18,419)	(14,326)	(136,250)	(150,463)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	42,853	28,272	85,580	94,185	163,670	14,353

Total Increase (Decrease) in Net Assets	16,713	90,500	44,595	151,145	(142,824)	292,506
Net Assets
Beginning of Period	420,218	329,718	412,413	261,268	1,778,202	1,485,696

End of Period	$436,931	$420,218	$457,008	$412,413	$1,635,378	$1,778,202

Undistributed Net Investment Income (Loss)	$7,745	$5,384	$10,472	$6,463	$49,800	$32,904

Portfolio Share Transactions:
Shares Sold	52,238	44,422	98,267	118,573	74,795	66,344
Reinvestment of Distributions Paid	4,009	4,015	9,599	487	78,938	18,344
Shares Redeemed	(25,723)	(26,925)	(18,981)	(15,759)	(67,068)	(77,894)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	30,524	21,512	88,885	103,301	86,665	6,794

The Accompanying Notes are an Integral Part of the Financial Statements.

182	Statements of Changes in Net Assets

Emerging Markets Equity Portfolio		Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

$4,067	$2,423	$328	$467	$1,662	$1,274	$41,857	$33,682
(9,935)	(369)	(1)	(1)	(6)	294	45,948	(14,511)
(20,794)	(15,266)	-	-	(845)	(664)	16,164	(55,403)

(26,662)	(13,212)	327	466	811	904	103,969	(36,232)

(2,542)	(2,364)	(328)	(467)	(1,286)	(273)	(36,871)	(39,702)
(142)	(589)	-	-	-	-	-	(27,152)
-	-	-	-	-	-	-	-

(2,684)	(2,953)	(328)	(467)	(1,286)	(273)	(36,871)	(66,854)

124,956	135,105	241,263	320,665	64,591	73,102	1,261,633	258,343
2,684	2,953	328	467	1,286	273	36,871	66,854
(38,550)	(21,116)	(286,020)	(321,386)	(27,113)	(22,844)	(237,342)	(194,507)

89,090	116,942	(44,429)	(254)	38,764	50,531	1,061,162	130,690

59,744	100,777	(44,430)	(255)	38,289	51,162	1,128,260	27,603

357,253	256,476	483,182	483,437	196,198	145,036	1,712,896	1,685,293

$416,997	$357,253	$438,752	$483,182	$234,487	$196,198	$2,841,156	$1,712,896

$3,893	$2,541	$28	$415	$1,717	$1,286	$42,378	$36,042

128,009	134,834	241,263	320,665	62,562	71,172	1,004,526	203,671
2,590	3,057	328	467	1,249	266	29,567	54,931
(39,394)	(20,861)	(286,020)	(321,386)	(26,267)	(22,238)	(188,797)	(153,632)

91,205	117,030	(44,429)	(254)	37,544	49,200	845,296	104,970

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	183

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,604	$2,666	$3,456	$2,346	$32,605	$27,908
Net Realized Gain (Loss) on Investments	2,672	(5,754)	683	2,190	(2,184)	4,853
Net Change in Unrealized Appreciation (Depreciation) of Investments	15,440	(11,214)	3,639	(27,128)	(30,635)	(5,267)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,716	(14,302)	7,778	(22,592)	(214)	27,494

Distributions to Shareholders from:
Net Investment Income	(2,087)	(23)	(1,520)	(2,808)	(27,964)	(27,656)
Net Realized Gain on Investments	-	(201)	(2,767)	(5,010)	-	-
Tax Return of Capital	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(2,087)	(224)	(4,287)	(7,818)	(27,964)	(27,656)

Capital Transactions:
Shares Sold	22,576	15,783	58,499	62,744	240,372	81,708
Reinvestment of Distributions Paid	2,087	224	4,287	7,818	27,964	27,656
Shares Redeemed	(21,669)	(26,990)	(33,300)	(41,620)	(56,557)	(51,757)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	2,994	(10,983)	29,486	28,942	211,779	57,607

Total Increase (Decrease) in Net Assets	21,623	(25,509)	32,977	(1,468)	183,601	57,445
Net Assets
Beginning of Period	87,627	113,136	252,708	254,176	518,387	460,942

End of Period	$109,250	$87,627	$285,685	$252,708	$701,988	$518,387

Undistributed Net Investment Income (Loss)	$2,211	$2,086	$6,063	$1,656	$32,590	$27,821

Portfolio Share Transactions:
Shares Sold	21,701	15,814	52,462	54,134	320,273	108,063
Reinvestment of Distributions Paid	2,036	238	3,807	7,133	37,840	38,147
Shares Redeemed	(20,904)	(27,148)	(29,868)	(36,540)	(75,003)	(68,628)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	2,833	(11,096)	26,401	24,727	283,110	77,582

(1)	During the 2014 fiscal year, a calculation error was identified in the December 31, 2013 annual report of the Long-Term U.S. Government Bond Portfolio. The calculation error resulted in a $3,958,000 reclassification increasing the Net Realized Loss on Investments and decreasing the Net Change in Unrealized Depreciation on Investments. The cost of investments were overstated by $2,171,000 at December 31, 2013. The error had no impact on the Portfolio’s net assets or NAV at December 31, 2013, and had no impact on the Net Gain on Investments, the Net Increase in Net Assets Resulting from Operations in the Statement of Operations or the Fund’s Financial Highlights for the year ended December 31, 2013. Because the errors are not material to the Portfolio’s financial statements, the error was corrected in these financial statements.

The Accompanying Notes are an Integral Part of the Financial Statements.

184	Statements of Changes in Net Assets

Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

$19,986	$16,350	$30,617	$44,237	$2,997	$4,095
17,063	(3,076)	136,246	205,515	15,953	29,697
(22,713)	(19,872)	(38,552)	13,160	(5,553)	4,516

14,336	(6,598)	128,311	262,912	13,397	38,308

(13,804)	(14,770)	(54,943)	(78,038)	(5,717)	(8,268)
-	(3,192)	(188,495)	(93,485)	(23,506)	-
-	-	-	-	-	-

(13,804)	(17,962)	(243,438)	(171,523)	(29,223)	(8,268)

116,438	130,657	130,614	122,826	25,628	22,823
13,804	17,962	243,438	171,523	29,223	8,268
(43,973)	(37,457)	(258,083)	(259,685)	(33,192)	(36,317)

86,269	111,162	115,969	34,664	21,659	(5,226)

86,801	86,602	842	126,053	5,833	24,814

459,258	372,656	2,366,285	2,240,232	260,576	235,762

$546,059	$459,258	$2,367,127	$2,366,285	$266,409	$260,576

$27,511	$11,520	$45,681	$53,637	$5,056	$5,695

104,857	116,936	84,604	79,052	20,353	18,757
12,503	16,993	168,469	115,115	25,041	6,878
(39,600)	(33,795)	(167,826)	(167,498)	(26,550)	(29,971)

77,760	100,134	85,247	26,669	18,844	(4,336)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	185

Statement of Cash Flows

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2014 (in thousands)

Long-Term U.S. Government Bond Portfolio
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$20,716
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of Investment Securities	(114,631)
Proceeds from Disposition of Investment Securities	115,562
Proceeds from Disposition (Purchase) of Short-Term Investments, net	36,262
Proceeds from (Payments for) Closed Futures Contracts	383
Premiums Received for Options Written	17
Amortization (Accretion) of Premium/Discount, net	(220)
(Increase) Decrease in:
Cash Collateral for Derivative Positions	(520)
Receivable for Investment Securities Sold	(44,711)
Prepaid Expenses and Other Assets	1
Dividends and Interest Receivable	34
Increase (Decrease) in:
Payable for Investment Securities Purchased	-
Payable for Investment Advisory Fees	16
Accrued Expenses	-
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	(15,421)
Futures Contracts	(19)
Net Realized (Gain) Loss from:
Investment Securities	(2,290)
Futures Contracts	(364)
Options Written	(18)
Paydowns	(8)

Total Adjustments	(25,927)

Net Cash (Used in) Provided by Operating Activities	(5,211)

Cash Flows from Financing Activities
Cash Received from (Used for) Financing Transactions	4,000
Proceeds from Capital Shares Sold	22,565
Payment on Capital Shares Redeemed	(21,608)

Net Cash (Used in) Provided by Financing Activities	4,957

Net Increase (Decrease) in Cash	(254)
Cash: Beginning of Period	459

Cash: End of Period	$205

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,087.

Interest paid was $15 for the year ended December 31, 2014.

The Accompanying Notes are an Integral Part of the Financial Statements.

186	Statement of Cash Flows

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187

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Growth Stock Portfolio
2014	$2.94	$0.02		$0.22	$0.24	$(0.02)	$(0.29)	$(0.31)	$2.87
2013	2.35	0.02		0.78	0.80	(0.02)	(0.19)	(0.21)	2.94
2012	2.09	0.02		0.25	0.27	(0.01)	-	(0.01)	2.35
2011	2.13	0.01		(0.03)	(0.02)	(0.02)	-	(0.02)	2.09
2010	1.92	0.02		0.21	0.23	(0.02)	-	(0.02)	2.13
Focused Appreciation Portfolio
2014	$2.69	$0.00	(e)	$0.22	$0.22	$0.00 (e)	$(0.28)	$(0.28)	$2.63
2013	2.09	0.00	(e)	0.61	0.61	(0.01)	-	(0.01)	2.69
2012	1.75	0.01		0.34	0.35	(0.01)	-	(0.01)	2.09
2011	1.86	0.01		(0.12)	(0.11)	0.00 (e)	-	0.00 (e)	1.75
2010	1.70	0.00	(e)	0.16	0.16	-	-	-	1.86
Large Cap Core Stock Portfolio
2014	$1.70	$0.04		$0.10	$0.14	$(0.03)	$(0.16)	$(0.19)	$1.65
2013	1.34	0.03		0.35	0.38	(0.02)	-	(0.02)	1.70
2012	1.21	0.02		0.13	0.15	(0.02)	-	(0.02)	1.34
2011	1.24	0.02		(0.04)	(0.02)	(0.01)	-	(0.01)	1.21
2010	1.12	0.01		0.12	0.13	(0.01)	-	(0.01)	1.24
Large Cap Blend Portfolio
2014	$1.04	$0.01		$0.11	$0.12	$0.00 (e)	$(0.04)	$(0.04)	$1.12
2013	0.83	0.01		0.25	0.26	(0.01)	(0.04)	(0.05)	1.04
2012	0.76	0.01		0.10	0.11	(0.01)	(0.03)	(0.04)	0.83
2011	0.78	0.01		(0.02)	(0.01)	(0.01)	-	(0.01)	0.76
2010	0.69	0.01		0.09	0.10	(0.01)	-	(0.01)	0.78
Index 500 Stock Portfolio
2014	$3.61	$0.07		$0.41	$0.48	$(0.06)	$(0.05)	$(0.11)	$3.98
2013	2.84	0.06		0.84	0.90	(0.06)	(0.07)	(0.13)	3.61
2012	2.54	0.06		0.34	0.40	(0.05)	(0.05)	(0.10)	2.84
2011	2.60	0.05		(0.01)	0.04	(0.04)	(0.06)	(0.10)	2.54
2010	2.33	0.04		0.30	0.34	(0.05)	(0.02)	(0.07)	2.60
Large Company Value Portfolio
2014	$1.07	$0.02		$0.12	$0.14	$-	$(0.06)	$(0.06)	$1.15
2013	0.84	0.02		0.24	0.26	(0.01)	(0.02)	(0.03)	1.07
2012	0.73	0.02		0.11	0.13	(0.02)	-	(0.02)	0.84
2011	0.74	0.01		(0.01)	0.00 (e)	(0.01)	-	(0.01)	0.73
2010	0.67	0.01		0.07	0.08	(0.01)	-	(0.01)	0.74
Domestic Equity Portfolio
2014	$1.29	$0.03		$0.14	$0.17	$(0.02)	$-	$(0.02)	$1.44
2013	0.98	0.02		0.31	0.33	(0.02)	-	(0.02)	1.29
2012	0.87	0.02		0.11	0.13	(0.02)	-	(0.02)	0.98
2011	0.89	0.02		(0.02)	0.00 (e)	(0.02)	-	(0.02)	0.87
2010	0.79	0.02		0.10	0.12	(0.02)	-	(0.02)	0.89
Equity Income Portfolio
2014	$1.72	$0.03		$0.10	$0.13	$(0.02)	$(0.06)	$(0.08)	$1.77
2013	1.34	0.03		0.37	0.40	(0.02)	-	(0.02)	1.72
2012	1.16	0.03		0.17	0.20	(0.02)	-	(0.02)	1.34
2011	1.19	0.02		(0.03)	(0.01)	(0.02)	-	(0.02)	1.16
2010	1.05	0.02		0.14	0.16	(0.02)	-	(0.02)	1.19

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

188	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

9.02%	$885,880	0.43%	0.41%	0.76%	42.36%
35.86	847,384	0.44	0.43	0.79	85.54
12.94	533,815	0.45	0.44	0.90	68.40
(1.30)	514,007	-	0.44	0.65	47.15
12.37	556,872	-	0.44	0.83	48.90

9.43%	$722,379	0.77%	0.64%	(0.02)%	54.58%
29.01	624,512	0.79	0.71	0.04	63.90
20.14	388,620	0.79	0.74	0.71	15.65
(6.10)	305,120	0.79	0.74	0.32	45.98
9.33	311,197	0.79	0.77	0.21	40.65

8.56%	$555,639	0.45%	0.44%	2.08%	5.92%
28.58	538,368	0.46	0.46	1.78	72.60
11.63	384,679	0.46	0.46	1.43	74.09
(1.21)	377,069	-	0.45	1.26	51.46
12.91	408,330	-	0.46	1.21	43.16

12.58%	$166,948	0.82%	0.82%	0.91%	27.31%
30.86	151,099	-	0.83	1.00	55.43
15.20	78,700	0.87	0.84	1.05	132.66
(2.29)	69,268	-	0.82	0.82	35.91
14.29	63,777	-	0.84	0.83	34.89

13.46%	$2,370,298	0.22%	0.22%	1.84%	2.65%
32.05	2,164,501	-	0.22	1.90	3.76
15.76	1,704,471	0.22	0.21	2.12	2.77
1.95	1,569,801	-	0.21	1.86	3.21
14.89	1,625,787	-	0.21	1.84	4.14

13.03%	$190,954	0.75%	0.72%	1.55%	55.92%
31.29	170,062	0.78	0.76	1.73	49.12
16.47	86,915	0.82	0.79	1.99	34.71
1.49	69,674	-	0.78	1.84	47.30
10.95	61,011	-	0.80	1.67	29.84

13.87%	$620,021	0.56%	0.56%	1.92%	7.97%
34.03	570,648	-	0.57	2.10	17.09
14.35	400,058	0.58	0.58	2.23	134.18
0.91	385,811	-	0.57	2.26	40.73
14.62	408,437	-	0.58	2.29	48.18

7.43%	$781,735	0.66%	0.66%	1.94%	13.56%
29.94	676,031	-	0.67	1.77	15.98
17.23	409,097	0.68	0.68	2.21	16.21
(0.92)	306,921	-	0.67	2.05	13.79
15.33	259,307	-	0.67	2.00	11.14

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	189

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Mid Cap Growth Stock Portfolio
2014	$3.92	$0.01		$0.27	$0.28	$(0.01)	$(0.79)	$(0.80)	$3.40
2013	3.26	0.02		0.80	0.82	(0.01)	(0.15)	(0.16)	3.92
2012	2.92	0.01		0.33	0.34	0.00 (e)	-	0.00 (e)	3.26
2011	3.12	0.00	(e)	(0.19)	(0.19)	(0.01)	-	(0.01)	2.92
2010	2.52	0.01		0.60	0.61	(0.01)	-	(0.01)	3.12
Index 400 Stock Portfolio
2014	$1.90	$0.02		$0.15	$0.17	$(0.02)	$(0.09)	$(0.11)	$1.96
2013	1.49	0.02		0.47	0.49	(0.02)	(0.06)	(0.08)	1.90
2012	1.34	0.02		0.21	0.23	(0.01)	(0.07)	(0.08)	1.49
2011	1.47	0.01		(0.04)	(0.03)	(0.01)	(0.09)	(0.10)	1.34
2010	1.18	0.01		0.30	0.31	(0.01)	(0.01)	(0.02)	1.47
Mid Cap Value Portfolio
2014	$1.67	$0.03		$0.24	$0.27	$(0.02)	$(0.15)	$(0.17)	$1.77
2013	1.30	0.02		0.37	0.39	(0.01)	(0.01)	(0.02)	1.67
2012	1.13	0.03		0.16	0.19	(0.02)	-	(0.02)	1.30
2011	1.16	0.02		(0.03)	(0.01)	(0.02)	-	(0.02)	1.13
2010	0.98	0.02		0.17	0.19	(0.01)	-	(0.01)	1.16
Small Cap Growth Stock Portfolio
2014	$2.60	$0.00	(e)	$0.20	$0.20	$-	$(0.30)	$(0.30)	$2.50
2013	1.88	0.00	(e)	0.73	0.73	(0.01)	-	(0.01)	2.60
2012	1.72	0.00	(e)	0.16	0.16	-	-	-	1.88
2011	1.77	0.00	(e)	(0.04)	(0.04)	(0.01)	-	(0.01)	1.72
2010	1.42	0.00	(e)	0.36	0.36	(0.01)	-	(0.01)	1.77
Index 600 Stock Portfolio
2014	$1.33	$0.01		$0.06	$0.07	$(0.02)	$(0.22)	$(0.24)	$1.16
2013	1.01	0.01		0.39	0.40	(0.04)	(0.04)	(0.08)	1.33
2012	0.91	0.01		0.14	0.15	(0.03)	(0.02)	(0.05)	1.01
2011	0.94	0.01		(0.01)	0.00 (e)	(0.01)	(0.02)	(0.03)	0.91
2010	0.77	0.01		0.19	0.20	(0.03)	-	(0.03)	0.94
Small Cap Value Portfolio
2014	$2.45	$0.02		$(0.02)	$0.00 (e)	$(0.01)	$(0.06)	$(0.07)	$2.38
2013	1.89	0.01		0.59	0.60	(0.03)	(0.01)	(0.04)	2.45
2012	1.65	0.03		0.24	0.27	(0.01)	(0.02)	(0.03)	1.89
2011	1.69	0.01		(0.04)	(0.03)	(0.01)	-	(0.01)	1.65
2010	1.40	0.01		0.30	0.31	(0.02)	-	(0.02)	1.69
International Growth Portfolio
2014	$1.43	$0.02		$(0.09)	$(0.07)	$(0.02)	$-	$(0.02)	$1.34
2013	1.21	0.02		0.22	0.24	(0.02)	-	(0.02)	1.43
2012	1.04	0.02		0.17	0.19	(0.02)	-	(0.02)	1.21
2011	1.21	0.02		(0.18)	(0.16)	(0.01)	-	(0.01)	1.04
2010	1.05	0.02		0.15	0.17	(0.01)	-	(0.01)	1.21
Research International Core Portfolio
2014	$0.99	$0.02		$(0.09)	$(0.07)	$(0.01)	$(0.01)	$(0.02)	$0.90
2013	0.83	0.01		0.15	0.16	0.00 (e)	-	0.00 (e)	0.99
2012	0.72	0.01		0.11	0.12	(0.01)	-	(0.01)	0.83
2011	0.82	0.01		(0.10)	(0.09)	(0.01)	-	(0.01)	0.72
2010	0.75	0.01		0.07	0.08	(0.01)	-	(0.01)	0.82

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

190	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

8.49%	$1,098,155	0.54%	0.51%	0.25%	82.51%
25.53	1,073,332	0.54	0.52	0.44	137.80
11.97	828,953	0.54	0.52	0.39	63.30
(6.18)	812,782	-	0.53	0.12	50.26
23.86	941,928	-	0.54	0.33	41.04

9.42%	$652,404	0.28%	0.27%	1.25%	12.20%
33.16	624,092	0.29	0.28	1.15	11.21
17.64	479,041	0.28	0.28	1.27	10.91
(1.92)	439,395	-	0.27	1.04	13.15
26.29	471,012	-	0.27	1.10	9.93

16.69%	$427,853	0.90%	0.78%	1.56%	66.16%
30.24	343,933	0.91	0.85	1.54	68.43
16.57	163,223	0.93	0.93	2.14	75.97
(0.61)	124,257	-	0.91	1.66	100.60
19.93	118,130	-	0.92	2.35	121.65

8.66%	$529,548	0.57%	0.57%	0.12%	27.07%
38.60	520,492	-	0.59	0.00	155.34
9.48	376,226	0.59	0.59	(0.12)	76.49
(2.78)	379,359	-	0.57	(0.20)	75.67
25.85	418,965	-	0.59	0.03	74.54

5.34%	$101,286	0.39%	0.35%	0.93%	49.73%
40.67	123,487	0.38	0.35	0.76	47.23
15.80	73,722	0.42	0.35	1.36	38.47
0.90	54,012	0.37	0.35	0.72	52.75
25.90	45,991	0.42	0.35	0.88	46.88

0.22%	$583,367	0.88%	0.88%	0.81%	16.29%
31.76	576,830	0.88	0.88	0.46	9.17
16.33	409,648	0.88	0.88	1.54	5.82
(1.36)	362,566	-	0.87	0.63	7.25
21.95	374,259	-	0.87	0.85	11.51

(4.52)%	$436,931	0.74%	0.74%	1.75%	64.20%
19.81	420,218	-	0.76	1.20	77.33
17.99	329,718	0.80	0.80	1.92	65.36
(13.17)	266,215	-	0.78	1.50	82.02
16.43	297,804	0.81	0.69	1.40	150.91

(6.71)%	$457,008	0.94%	0.94%	2.45%	25.24%
18.92	412,413	0.98	0.98	1.65	30.41
16.76	261,268	1.11	1.11	1.83	42.10
(10.48)	91,956	1.37	1.15	1.79	34.10
11.05	65,711	1.38	1.15	1.54	47.90

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	191

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
International Equity Portfolio
2014	$2.13	$0.06		$(0.24)	$(0.18)	$(0.04)	$(0.14)	$(0.18)	$1.77
2013	1.79	0.04		0.34	0.38	(0.04)	0.00 (e)	(0.04)	2.13
2012	1.52	0.04		0.27	0.31	(0.04)	-	(0.04)	1.79
2011	1.73	0.05		(0.22)	(0.17)	(0.04)	-	(0.04)	1.52
2010	1.65	0.04		0.09	0.13	(0.05)	-	(0.05)	1.73
Emerging Markets Equity Portfolio
2014	$0.99	$0.01		$(0.06)	$(0.05)	$(0.01)	$0.00 (e)	$(0.01)	$0.93
2013	1.06	0.01		(0.07)	(0.06)	(0.01)	0.00 (e)	(0.01)	0.99
2012	0.89	0.01		0.16	0.17	0.00 (e)	0.00 (e)	0.00 (e)	1.06
2011	1.11	0.01		(0.22)	(0.21)	(0.01)	-	(0.01)	0.89
2010	0.90	0.01		0.21	0.22	(0.01)	-	(0.01)	1.11
Money Market Portfolio
2014	$1.00	$0.00	(e)	$-	$0.00 (e)	$0.00 (e)	$-	$0.00 (e)	$1.00
2013	1.00	0.00	(e)	-	0.00 (e)	0.00 (e)	-	0.00 (e)	1.00
2012	1.00	0.00	(e)	-	0.00 (e)	0.00 (e)	-	0.00 (e)	1.00
2011	1.00	0.00	(e)	-	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)	1.00
2010	1.00	0.00	(e)	-	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)	1.00
Short-Term Bond Portfolio
2014	$1.03	$0.01		$-	$0.01	$(0.01)	$-	$(0.01)	$1.03
2013	1.03	0.01		(0.01)	0.00 (e)	0.00 (e)	-	0.00 (e)	1.03
2012	1.02	0.01		0.01	0.02	(0.01)	-	(0.01)	1.03
2011	1.03	0.02		(0.01)	0.01	(0.02)	0.00 (e)	(0.02)	1.02
2010	1.02	0.03		0.02	0.05	(0.03)	(0.01)	(0.04)	1.03
Select Bond Portfolio
2014	$1.23	$0.02		$0.05	$0.07	$(0.03)	$-	$(0.03)	$1.27
2013	1.30	0.03		(0.05)	(0.02)	(0.03)	(0.02)	(0.05)	1.23
2012	1.31	0.03		0.03	0.06	(0.04)	(0.03)	(0.07)	1.30
2011	1.29	0.04		0.05	0.09	(0.04)	(0.03)	(0.07)	1.31
2010	1.26	0.05		0.03	0.08	(0.05)	0.00 (e)	(0.05)	1.29
Long-Term U.S. Government Bond Portfolio
2014	$0.92	$0.03		$0.19	$0.22	$(0.02)	$-	$(0.02)	$1.12
2013	1.07	0.03		(0.18)	(0.15)	0.00 (e)	0.00 (e)	0.00 (e)	0.92
2012	1.13	0.03		0.02	0.05	(0.02)	(0.09)	(0.11)	1.07
2011	1.00	0.03		0.25	0.28	(0.02)	(0.13)	(0.15)	1.13
2010	1.00	0.03		0.08	0.11	(0.05)	(0.06)	(0.11)	1.00
Inflation Protection Portfolio
2014	$1.08	$0.01		$0.03	$0.04	$(0.01)	$(0.01)	$(0.02)	$1.10
2013	1.22	0.01		(0.12)	(0.11)	(0.01)	(0.02)	(0.03)	1.08
2012	1.18	0.02		0.06	0.08	(0.03)	(0.01)	(0.04)	1.22
2011	1.06	0.04		0.09	0.13	0.00 (e)	(0.01)	(0.01)	1.18
2010	1.06	0.03		0.03	0.06	(0.04)	(0.02)	(0.06)	1.06

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

192	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(8.80)%	$1,635,378	0.72%		0.66%		2.91%	17.84%
21.38	1,778,202	0.73		0.66		2.10	34.06
21.52	1,485,696	0.73		0.68		2.55	41.34
(10.10)	1,218,070	0.72		0.67		2.75	32.06
7.67	1,376,593	0.72		0.67		2.33	28.57

(6.25)%	$416,997	1.34%		1.34%		1.02%	45.75%
(5.15)	357,253	-		1.40		0.81	31.60
18.83	256,476	1.49		1.48		1.17	27.32
(18.66)	146,836	1.59		1.50		1.21	45.56
24.08	140,665	1.57		1.50		0.98	51.60

0.07%	$438,752	0.33%		0.07%		0.07%	-%
0.10	483,182	0.32		0.07		0.10	-
0.15	483,437	0.32		0.09		0.15	-
0.14	496,563	0.30		0.08		0.13	-
0.29	476,291	0.30		0.00	(e)	0.29	-

0.38%	$234,487	0.41%		0.41%		0.76%	196.15%
0.55	196,198	-		0.42		0.76	199.33
2.07	145,036	0.41		0.40		1.18	267.65
0.55	165,716	-		0.38		1.79	116.64
3.63	130,420	-		0.39		2.48	115.08

5.56%	$2,841,156	0.32%		0.32%		1.97%	308.80	%(g)
(2.16)	1,712,896	-		0.32		1.99	131.49	(g)
4.96	1,685,293	0.32		0.31		2.32	130.37	(g)
7.16	1,485,430	-		0.30		3.10	139.34	(g)
6.59	1,362,096	-		0.30		3.51	112.85	(g)

23.73%	$109,250	0.68	%(s)	0.67	%(s)	2.67%	116.62	%(g),(t)
(13.27)	87,627	0.69	(s)	0.68	(s)	2.69	125.96	(g),(t)
3.75	113,136	0.66	(s)	0.65	(s)	2.35	164.63	(g),(t)
28.92	147,149	-		0.59		2.32	665.73	(g)
10.62	103,380	-		0.60		2.76	525.61	(g)

3.14%	$285,685	0.63%		0.59%		1.26%	20.25%
(8.33)	252,708	0.64		0.62		0.91	31.82
7.35	254,176	0.63		0.62		1.92	77.11
11.93	178,375	-		0.61		3.74	52.72
5.60	116,078	-		0.61		2.43	68.09

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

(s)	The ratios of gross expenses to average net assets and net expenses to average net assets includes interest expense. Excluding interest expense, the ratios would be 0.67% and 0.65% respectively for the period ended December 31, 2014, 0.67% and 0.65% respectively in 2013 and 0.63% and 0.62% respectively in 2012.

(t)	Due to a change in accounting standards effective for 2012, certain treasury roll transactions which were previously accounted for as a sale and subsequent repurchase are now accounted for as a secured borrowing.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	193

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
High Yield Bond Portfolio
2014	$0.75	$0.04	$(0.03)	$0.01		$(0.04)	$-	$(0.04)	$0.72
2013	0.75	0.04	-	0.04		(0.04)	-	(0.04)	0.75
2012	0.70	0.05	0.05	0.10		(0.05)	-	(0.05)	0.75
2011	0.72	0.05	(0.02)	0.03		(0.05)	-	(0.05)	0.70
2010	0.68	0.06	0.03	0.09		(0.05)	-	(0.05)	0.72
Multi-Sector Bond Portfolio
2014	$1.08	$0.04	$(0.01)	$0.03		$(0.03)	$-	$(0.03)	$1.08
2013	1.14	0.04	(0.05)	(0.01)		(0.04)	(0.01)	(0.05)	1.08
2012	1.00	0.04	0.11	0.15		(0.01)	0.00 (e)	(0.01)	1.14
2011	1.03	0.05	(0.01)	0.04		(0.05)	(0.02)	(0.07)	1.00
2010	0.99	0.06	0.08	0.14		(0.08)	(0.02)	(0.10)	1.03
Balanced Portfolio
2014	$1.56	$0.02	$0.07	$0.09		$(0.04)	$(0.13)	$(0.17)	$1.48
2013	1.51	0.03	0.14	0.17		(0.05)	(0.07)	(0.12)	1.56
2012	1.39	0.03	0.11	0.14		(0.02)	-	(0.02)	1.51
2011	1.40	0.03	0.00 (e)	0.03		(0.04)	-	(0.04)	1.39
2010	1.28	0.03	0.12	0.15		(0.03)	-	(0.03)	1.40
Asset Allocation Portfolio
2014	$1.28	$0.01	$0.05	$0.06		$(0.03)	$(0.11)	$(0.14)	$1.20
2013	1.13	0.02	0.17	0.19		(0.04)	-	(0.04)	1.28
2012	1.02	0.02	0.09	0.11		0.00 (e)	-	0.00 (e)	1.13
2011	1.05	0.02	(0.02)	0.00	(e)	(0.03)	-	(0.03)	1.02
2010	0.96	0.02	0.10	0.12		(0.03)	-	(0.03)	1.05

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

194	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

1.18%	$701,988	0.47%	0.47%	5.43%	96.48%
5.84	518,387	-	0.48	5.70	53.07
13.89	460,942	0.48	0.47	6.50	45.66
4.59	376,289	-	0.46	7.33	44.40
14.56	343,549	-	0.47	7.99	71.62

3.25%	$546,059	0.86%	0.81%	3.88%	58.51	%(g)
(1.58)	459,258	-	0.88	3.91	65.10	(g)
14.94	372,656	0.86	0.85	4.11	41.31	(g)
4.99	234,872	-	0.83	5.15	59.18	(g)
13.19	182,453	-	0.84	5.41	102.10	(g)

5.56%	$2,367,127	0.32%	0.16%	1.29%	56.83	%(g),(h)
12.08	2,366,285	0.32	0.26	1.91	112.58	(g)
9.69	2,240,232	0.31	0.30	2.18	121.91	(g)
2.11	2,188,140	-	0.30	2.27	114.17	(g)
11.96	2,295,102	-	0.30	2.58	81.33	(g)

5.15%	$266,409	0.62%	0.23%	1.13%	39.50	%(g),(h)
16.67	260,576	0.65	0.43	1.65	105.28	(g)
11.02	235,762	0.63	0.54	1.84	119.01	(g)
(0.08)	230,257	0.58	0.53	1.74	95.15	(g)
13.01	248,166	0.58	0.53	2.01	73.04	(g)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

(h)	Portfolio Turnover Rate excludes the impact of in kind transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	195

Notes to Financial Statements

Note 1. Organization

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940. The Series Fund is also considered an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds).

During the period ended December 31, 2014, Northwestern Mutual made redemptions from the following Portfolios totaling:

Portfolio	Redemption Amount
Index 600 Portfolio	$33,212,995

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to dividend income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends are netted against dividend income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Portfolios may record a deferred tax liability in respect of unrealized appreciation on foreign securities for capital gains net of losses, if applicable, and repatriation taxes.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their respective shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax, as applicable, on distributable income and gains.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Series Fund has reviewed all open tax years (2011 to 2014) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared and paid each business day for the Money Market Portfolio and at least annually for the remaining Portfolios of the Series Fund, when applicable. During 2014, the Money Market Portfolio utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

196	Notes to Financial Statements

Notes to Financial Statements

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized using the effective interest method. Expenses directly attributable to a Portfolio are incurred by the respective Portfolio. Expenses that are not directly attributable to one or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Portfolios.

F. New Acounting Pronouncements — In June 2014, the FASB issued an Accounting Standards Update (ASU) that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

Note 3. Security Valuation

For purposes of calculating a net asset value, Portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•	Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

•	Equity securities (common and preferred stock) for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy where applicable.

•	Fixed income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

Notes to Financial Statements	197

Notes to Financial Statements

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

•	Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Investments in open-end mutual funds (including other Portfolios) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy. Investments in privately held mutual funds are valued at the mutual fund’s closing net asset value per share and are categorized as Level 2 in the fair value hierarchy.

•	Money market investments, other than in the Money Market Portfolio, with maturities exceeding 60 days are generally valued by a pricing service. Money market investments with maturities of 60 days or less and all securities in the Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

•	Listed derivatives, such as futures or option contracts, which are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•	Centrally cleared swaps are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 in the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate forward rate to produce the daily settlement price. These securities are categorized as Level 2 in the fair value hierarchy.

•	Over-the-counter financial derivatives, such as foreign currency contracts, futures contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

•	Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2014 included, but were not limited to, broker quotes, analysis of the likely outcome of pending litigation, liquidity, prepayment speed, duration and recoverability.

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in investments’ valuation changes. The Portfolios recognize transfers between levels as of the end of the period. The amounts of

198	Notes to Financial Statements

Notes to Financial Statements

transfers between Levels 1 and 2 are disclosed in the Notes to Schedules of Investments for the Portfolio. For fair valuations using significant unobservable inputs, U.S. Generally Accepted Accounting Principles (GAAP) requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. Additionally, U.S GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements, a Level 3 reconciliation and details of significant unobservable inputs have been included in the Notes to the Schedule of Investments for Portfolios that have a material amount of Level 3 investments.

The Series Fund has adopted policies and procedures which govern the pricing of Portfolio securities. The Series Fund’s Board of Directors (sometimes referred to hereinafter as “Board”) has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to Mason Street Advisors, LLC (“MSA”), the Portfolios’ investment adviser and Northwestern Mutual in its capacity as fund accountant, subject to the oversight of a Pricing Committee appointed by the Board and comprised of representatives of MSA, Northwestern Mutual and Series Fund officers. The Pricing Committee is charged with the primary and day-to-day operational responsibility for executing the valuation process. The Pricing Committee has been delegated the authority to approve the override of any prices as permitted under the pricing procedures approved by the Board and any variances from these pricing procedures when appropriate. All such actions are subject to further review and approval by the Board at its next regular meeting.

Note 4. Securities and Other Investments

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed delivery purchases are outstanding, a Portfolio will earmark liquid assets on its records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Notes to Financial Statements	199

Notes to Financial Statements

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation indexed bond will be included as interest income in the applicable Portfolio’s Statement of Operations even though investors do not receive their principal until maturity.

G. Securities Lending — Each Portfolio is authorized to participate in securities lending; however, only the Select Bond and Balanced Portfolios had an established securities lending program that enabled each to loan securities to approved broker dealers during the period ended December 31, 2014. The Portfolios receive cash (U.S. currency), U.S. government or U.S. government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the Portfolios in commercial paper to earn interest in accordance with the Portfolios’ investment policies. For the period ended December 31, 2014, the Select Bond and Balanced Portfolios earned $87,297 and $80,920 , respectively, in interest from securities lending activity, which is included as interest income in their respective Statements of Operations.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolios. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities on loan. In addition, the Portfolios are entitled to terminate a securities loan at any time. As of December 31, 2014, none of the Portfolios had any outstanding securities on loan.

H. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of December 31, 2014 there were no short positions held by any Portfolio.

I. Treasury Roll Transactions — Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, the Portfolio transfers a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the treasury security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will

200	Notes to Financial Statements

Notes to Financial Statements

benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

J. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios’ investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right to enforce compliance with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments are in fact a future obligation in full, although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. For the period ended December 31, 2014, only the High Yield Bond Portfolio and Multi Sector Bond Portfolio invested in loan participations and assignments. At December 31, 2014 there were no unfunded loan commitments outstanding.

K. Reverse Repurchase Agreements — Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. When effecting reverse repurchase transactions, the Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account.

Note 5. Derivative Instruments

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, or as an alternative to direct investments. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Notes to Financial Statements	201

Notes to Financial Statements

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Transactions in written call and put options for the period ended December 31, 2014 were as follows (amounts in thousands, except number of contracts):

	Balance at 12/31/2013	Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2014
Long-Term U.S. Government Bond Portfolio
# of Contracts	1	40	-	21	20	-
Premium	$-	33	-	18	15	$-
Multi-Sector Bond Portfolio
# of Contracts	26	-	-	26	-	-
Notional Amount	21,300	-	-	9,200	12,100	-
Premium	$51)	0	-	37	14	$-

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

202	Notes to Financial Statements

Notes to Financial Statements

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in the valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding for each Portfolio are disclosed in the footnotes to the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

Notes to Financial Statements	203

Notes to Financial Statements

E. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2014, are (amounts in thousands):

	Asset Derivatives – December 31, 2014		Liability Derivatives – December 31, 2014
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 500 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	$-	Payables – Futures Variation Margin	$329
Large Company Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	31	Payables – Foreign Currency Purchased	-
Index 400 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	196
Mid Cap Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	91	Payables – Foreign Currency Purchased	-
International Growth Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	-	Payables – Foreign Currency Purchased	3
International Equity Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	1	Payables – Foreign Currency Purchased	-
Emerging Markets Equity Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	2	Payables – Foreign Currency Purchased	-
Short-Term Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	21
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	5	Payables – Futures Variation Margin	5
Inflation Protection Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	839	Payables – Foreign Currency Purchased	10
Interest rate contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	32
Interest rate contracts	Receivables – Outstanding Swaps Contracts, at Value	-	Payables – Outstanding Swaps Contracts, at Value	5,165
Multi-Sector Bond Portfolio
Credit contracts	Receivables – Outstanding Swaps Contracts, at Value	702	Payables – Outstanding Swaps Contracts, at Value	2,164
Foreign exchange contracts	Receivables – Foreign Currency Sold	4,363	Payables – Foreign Currency Purchased	944
Interest rate contracts	Receivables – Futures Variation Margin	189	Payables – Futures Variation Margin	-
Interest rate contracts	Receivables – Outstanding Swaps Contracts, at Value	382	Payables – Outstanding Swaps Contracts, at Value	141
Balanced Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	433
Asset Allocation Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	84

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the period ended December 31, 2014 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Focused Appreciation Portfolio
Foreign currency exchange contracts	$-	$-	$(24)	$-	$(24)
Index 500 Stock Portfolio
Equity contracts	-	3,446	-	-	3,446
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	291	-	291
Equity Income Portfolio
Foreign currency exchange contracts	-	-	(1)	-	(1)
Index 400 Stock Portfolio
Equity contracts	-	454	-	-	454
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	1,500	-	1,500
Index 600 Stock Portfolio
Equity contracts	-	-	-	499	499

204	Notes to Financial Statements

Notes to Financial Statements

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
International Growth Portfolio
Foreign currency exchange contracts	$-	$-	$(115)	$-	$(115)
Research International Core Portfolio
Foreign currency exchange contracts	-	-	(95)	-	(95)
International Equity Portfolio
Foreign currency exchange contracts	-	-	(655)	-	(655)
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(68)	-	(68)
Short-Term Bond Portfolio
Foreign currency exchange contracts	-	-	(7)	-	(7)
Interest rate contracts	-	(760)	-	-	(760)
Select Bond Portfolio
Foreign currency exchange contracts	-	-	69	-	69
Interest rate contracts	-	(4,730)	-	-	(4,730)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	18	364	-	-	382
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	2,381	-	2,381
Interest rate contracts	-	(1,741)	-	(60)	(1,801)
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	(2,173)	(2,173)
Foreign currency exchange contracts	-	-	11,677	-	11,677
Interest rate contracts	45	3,692	-	1,213	4,950
Balanced Portfolio
Equity contracts	-	8,982	-	-	8,982
Foreign currency exchange contracts	-	-	41	-	41
Interest rate contracts	-	(3,914)	-	-	(3,914)
Asset Allocation Portfolio
Equity contracts	-	1,268	-	-	1,268
Interest rate contracts	-	(157)	-	-	(157)

Change in unrealized appreciation and depreciation on derivative instruments, by contract type and primary risk exposure, for the period ended December 31, 2014 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$(230)	$-	$-	$(230)
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	43	-	43
Equity Income Portfolio
Foreign currency exchange contracts	-	-	(6)	-	(6)
Index 400 Stock Portfolio
Equity contracts	-	104	-	-	104
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	178	-	178
International Growth Portfolio
Foreign currency exchange contracts	-	-	(72)	-	(72)
Research International Core Portfolio
Foreign currency exchange contracts	-	-	(95)	-	(95)
International Equity Portfolio
Foreign currency exchange contracts	-	-	(344)	-	(344)
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	3	-	3

Notes to Financial Statements	205

Notes to Financial Statements

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Short-Term Bond Portfolio
Interest rate contracts	$-	$(373)	$-	$-	$(373)
Select Bond Portfolio
Foreign currency exchange contracts	-	-	(32)	-	(32)
Interest rate contracts	-	48	-	-	48
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	19	-	-	19
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	1,588	-	1,588
Interest rate contracts	-	(543)	-	(3,371)	(3,914)
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	(1,991)	(1,991)
Foreign currency exchange contracts	-	-	4,413	-	4,413
Interest rate contracts	19	2,360	-	851	3,230
Balanced Portfolio
Equity contracts	-	(482)	-	-	(482)
Foreign currency exchange contracts	-	-	(19)	-	(19)
Interest rate contracts	-	(585)	-	-	(585)
Asset Allocation Portfolio
Equity contracts	-	(66)	-	-	(66)
Interest rate contracts	-	(31)	-	-	(31)

Volumes on derivative instruments by contract type and primary risk exposure, for the period ended December 31, 2014 are (amounts in thousands):

	Volume of Derivative Instruments Held
	Average Contracts		Average Notional
Portfolio	Exchange Traded Options	Futures	Forward Currency Contracts	Swaps	Over the Counter Options
Focused Appreciation Portfolio
Foreign currency exchange contracts	-	-	84	-	-
Index 500 Stock Portfolio
Equity contracts	-	293	-	-	-
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	6,844	-	-
Equity Income Portfolio
Foreign currency exchange contracts	-	-	141	-	-
Index 400 Stock Portfolio
Equity contracts	-	125	-	-	-
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	39,322	-	-
Index 600 Stock Portfolio
Interest rate contracts	-	-	-	9,168	-
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	150	-	-
Short-Term Bond Portfolio
Interest rate contracts	-	329	-	-	-
Select Bond Portfolio
Foreign currency exchange contracts	-	-	221	-	-
Interest rate contracts	-	768	-	-	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	8	59	-	-	-

206	Notes to Financial Statements

Notes to Financial Statements

	Volume of Derivative Instruments Held
	Average Contracts		Average Notional
Portfolio	Exchange Traded Options	Futures	Forward Currency Contracts	Swaps	Over the Counter Options
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	43,905	-	-
Interest rate contracts	-	94	-	73,180	-
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	71,881	-
Foreign currency exchange contracts	-	-	419,534	-	-
Interest rate contracts	5	773	-	90,992	4,260
Balanced Portfolio
Equity contracts	-	337	-	-	-
Foreign currency exchange contracts	-	-	131	-	-
Interest rate contracts	-	476	-	-	-
Asset Allocation Portfolio
Equity contracts	-	64	-	-	-
Interest rate contracts	-	31	-	-	-

Note 6. Portfolio Risk

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Master Netting Arrangements

The Portfolios are subject to various Master Agreements that govern the terms of certain transactions. Master Repurchase Agreements and Global Master Repurchase Agreements are in place that govern repurchase, reverse repurchase, and sale-buyback financing transactions. Master Securities Forward Transaction Agreements are in place that govern the settlement of certain forward settling transactions including to-be-announced securities, delayed-delivery or sale-buyback financing transactions. Customer Account Agreements and related addenda are in place that govern certain cleared derivative transactions including futures and cleared OTC derivatives. International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA agreements”) are in place that govern certain OTC financial derivative transactions. The terms of Master Agreements may reduce counterparty risk with respect to transactions governed by the Master Agreement under certain circumstances.

Offsetting Assets and Liabilities

Certain Portfolios are parties to enforceable master netting or similar agreements which provide for the right of offset under certain circumstances. The Portfolios have made an accounting policy election not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities. As such, all financial and derivative instruments are presented on a gross basis on the Statements of Assets and Liabilities. The impacts of netting arrangements that provide the right to offset are detailed below (amounts in thousands). The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing transactions such as repurchase agreements and certain forward settling transactions can only be netted across transactions governed under the same Master Agreement with the same legal entity. For certain Portfolios, derivative amounts do not reconcile to the Statements of Assets and Liabilities due to the Statements of Assets and Liabilities including derivatives that are not covered under master netting or similar agreements. The amount of collateral presented below has been limited such that the net amount cannot be less than zero.

Notes to Financial Statements	207

Notes to Financial Statements

Inflation Protection Portfolio

Offsetting of Financial Assets and Derivative Assets
As of December 31, 2014		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		$839	$-	$839

Financial Assets, Derivative Assets, and Collateral Held
As of December 31, 2014	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
HSBC Bank USA	$839	$(839)	$-	$-

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2014		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$10	$-	$10
Swaps		5,165	-	5,165

Total		$5,175	$-	$5,175

Financial Liabilties, Derivative Liabilities, and Collateral Pledged
As of December 31, 2014	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	$2,116	$(1,821)	$-	$295
Barclays Bank PLC	3,049	(2,787)	-	261
HSBC Bank USA	10	(10)	-	-

Total	$5,175	$(4,618)	$-	$556

Long-Term Government Bond Portfolio
Offsetting of Financial Assets and Derivative Assets
As of December 31, 2014		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements		$5,900	$-	$5,900

Financial Assets, Derivative Assets, and Collateral Held
As of December 31, 2014	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Morgan Stanley & Co. LLC	$5,900	$(5,900)	$-	$-

208	Notes to Financial Statements

Notes to Financial Statements

Long-Term Government Bond Portfolio continued

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2014		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Financing Transactions		$53,678	$-	$53,678

Financial Liabilties, Derivative Liabilities, and Collateral Pledged
As of December 31, 2014	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Barclays Capital, Inc.	$6,248	$(6,247)	$-	$1
Credit Suisse Securities LLC	44,712	(44,711)	-	1
Goldman Sachs & Co.	1,625	(1,625)	-	-
Morgan Stanley & Co. LLC	1,093	(1,093)	-	-

Total	$53,678	$(53,676)	$-	$2

Multi-Sector Bond Portfolio

Offsetting of Financial Assets and Derivative Assets
As of December 31, 2014		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		$4,363	$-	$4,363
Swaps		917	-	917

Total		$5,280	$-	$5,280

Financial Assets, Derivative Assets, and Collateral Held
As of December 31, 2014	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Bank of America, N.A.	$169	$(85)	$-	$84
Barclays Bank PLC	102	(102)	-	-
BNP Paribas SA	704	(704)	-	-
Citibank, N.A.	336	(336)	-	-
Goldman Sachs International	3,235	(759)	(2,476)	-
JPMorgan Chase Bank, N.A.	524	(162)	(180)	182
UBS AG	210	(5)	(205)	-

Total	$5,280	$(2,153)	$(2,861)	$267

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2014		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$944	$-	$944
Swaps		2,064	-	2,064
Financing Transactions		7,343	-	7,343

Total		$10,351	$-	$10,351

Notes to Financial Statements	209

Notes to Financial Statements

Multi-Sector Bond Portfolio continued

Financial Liabilties, Derivative Liabilities, and Collateral Pledged
As of December 31, 2014	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	$85	$(85)	$-	$-
Barclays Bank PLC	214	(102)	-	113
BNP Paribas SA	812	(704)	-	108
Citibank, N.A.	580	(336)	-	244
Credit Suisse Securities, Ltd.	500	(489)	-	11
Goldman Sachs International	759	(759)	-	-
HSBC Bank USA	318	-	-	318
JPMorgan Chase Bank, N.A.	162	(162)	-	-
Morgan Stanley Capital Services	68	-	-	68
Morgan Stanley & Co.	6,843	(6,840)	-	3
Royal Bank of Canada	5	-	-	5
UBS AG	5	(5)	-	-

Total	$10,351	$(9,482)	$-	$869

Note 7. Investment Advisory and Sub-Advisory Fees

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, a wholly owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Mid Cap Value Portfolio	0.85%
Small Cap Value Portfolio	0.85%
Money Market Portfolio	0.30%
Select Bond Portfolio	0.30%
Balanced Portfolio	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock Portfolio	0.60%	0.50%	0.40%
Large Cap Core Stock Portfolio	0.60%	0.50%	0.40%
Mid Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
Small Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
High Yield Bond Portfolio	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation Portfolio	0.80%	0.75%	0.70%

210	Notes to Financial Statements

Notes to Financial Statements

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Domestic Equity Portfolio	0.65%	0.55%	0.50%
Large Company Value Portfolio	0.72%	0.67%	0.62%
International Growth Portfolio	0.75%	0.65%	0.55%
Short-Term Bond Portfolio	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond Portfolio	0.555%	0.515%	0.495%
Inflation Protection Portfolio	0.58%	0.55%	0.49%
Multi-Sector Bond Portfolio	0.79%	0.78%	0.77%
Asset Allocation Portfolio	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend Portfolio	0.77%	0.70%	0.62%	0.56%
Research International Core Portfolio	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income Portfolio	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock Portfolio	0.25%	0.20%

Portfolio	First $50 Million	Excess Over $50 Million
International Equity Portfolio	0.85%	0.65%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity Portfolio	1.14%	1.08%	0.96%	0.78%

MSA, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and extraordinary expenses) will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation Portfolio	0.90%	April 30, 2015
Large Cap Blend Portfolio	0.85%	April 30, 2015
Large Company Value Portfolio	0.80%	April 30, 2015
Domestic Equity Portfolio	0.75%	April 30, 2015
Equity Income Portfolio	0.75%	April 30, 2015
Mid Cap Value Portfolio	1.00%	April 30, 2015
Index 600 Stock Portfolio	0.35%	April 30, 2015
Small Cap Value Portfolio	1.00%	April 30, 2015
International Growth Portfolio	1.10%	April 30, 2015
Research International Core Portfolio	1.15%	April 30, 2015
Emerging Markets Equity Portfolio	1.50%	April 30, 2015
Short-Term Bond Portfolio	0.45%	April 30, 2015
Long-Term U.S. Government Bond Portfolio	0.65%	April 30, 2015
Inflation Protection Portfolio	0.65%	April 30, 2015
Multi-Sector Bond Portfolio	0.90%	April 30, 2015
Asset Allocation Portfolio	0.75%	April 30, 2015

Growth Stock Portfolio – MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Notes to Financial Statements	211

Notes to Financial Statements

Focused Appreciation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, and 0.60% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Large Cap Core Stock Portfolio — MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Large Company Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.68% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, and 0.59% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Mid Cap Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Index 400 Stock Portfolio — MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.25% on the Portfolio’s first $500 million and 0.20% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Mid Cap Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.79% on the Portfolio’s first $150 million of average net assets, and 0.70% in excess of $150 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Small Cap Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Small Cap Value Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.85% on the Portfolio’s first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

International Equity Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee for the Portfolio is 0.80% on the Portfolio’s first $50 million of average net assets, 0.60% on the next $950 million, 0.58% on the next $500 million, 0.51% on the next $500 million, and 0.45% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Money Market Portfolio — For the period from January 1, 2014 to August 29, 2014, MSA voluntarily agreed to waive its entire management fee on a temporary basis. Effective August 30, 2014, and continuing for a period of time to be determined by MSA, MSA voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio.

Short-Term Bond Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Inflation Protection Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% on the next $150 million, and 0.46% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

High Yield Bond Portfolio — MSA has agreed to waive a portion of its management fee on assets over $1 billion such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.35% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

212	Notes to Financial Statements

Notes to Financial Statements

Multi-Sector Bond Portfolio — Effective February 4, 2014, MSA agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, and 0.70% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2015.

Balanced Portfolio — MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in affiliated companies is 0.05%. MSA may terminate this fee waiver agreement at any time after April 30, 2015. For the period from August 30, 2014 through October 31, 2014, MSA voluntarily agreed to waive its entire investment advisory fee on all assets of the Balanced Portfolio invested in the Select Bond and High Yield Bond Portfolios.

Asset Allocation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.45% on the next $150 million, and 0.35% on average net assets in excess of $250 million. In addition, MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in affiliated companies is 0.05%. MSA may terminate these fee waiver agreements at any time after April 30, 2015. For the period from August 30, 2014 through October 31, 2014, MSA voluntarily agreed to waive its entire investment advisory fee on all assets of the Asset Allocation Portfolio invested in the Select Bond and High Yield Bond Portfolios.

Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the period ended December 31, 2014, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Growth Stock Portfolio	$2,710
Focused Appreciation Portfolio	2,929
Large Cap Core Stock Portfolio	147
Large Cap Blend Portfolio	1,799
Index 500 Stock Portfolio	1,224
Domestic Equity Portfolio	3,320
Equity Income Portfolio	150
Mid Cap Growth Stock Portfolio	7,584
Index 400 Stock Portfolio	822
Mid Cap Value Portfolio	2
Small Cap Growth Stock Portfolio	1,417
Index 600 Stock Portfolio	795
Small Cap Value Portfolio	380
Money Market Portfolio	522
Short-Term Bond Portfolio	1,726
Select Bond Portfolio	26,804
Long-Term U.S. Government Bond Portfolio	70
Inflation Protection Portfolio	9
High Yield Bond Portfolio	3,267
Balanced Portfolio	1,503
Asset Allocation Portfolio	1,316

With respect to certain Portfolios, MSA has engaged and oversees sub-advisers who manage the day-to-day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Note 8. Federal Income Tax Matters

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, corporate actions, passive foreign investment companies, interest only securities and financing transactions.

Notes to Financial Statements	213

Notes to Financial Statements

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions, foreign bond sales, passive foreign investment companies and paydowns on structured product investments.

A summary of the Portfolios’ capital loss carryovers as of December 31, 2014 is provided below:

	Amount Subject to Expiration	Expiration Dates	Utilized in 2014	Amount Not Subject to Expiration
	(Amounts in Thousands)
Domestic Equity Portfolio	$8,450	2017	$23,363	$-
International Growth Portfolio	7,111	2017	19,349	-
Emerging Markets Equity Portfolio	-	-	-	8,342
Money Market Portfolio	-	-	-	5
Short-Term Bond Portfolio	-	-	-	572
Select Bond Portfolio	-	-	20,629	-
Long-Term U.S. Government Bond Portfolio	-	-	484	1,011
Inflation Protection Portfolio	-	-	-	239
High Yield Bond Portfolio	28,315	2016-2017	-	2,477
Multi-Sector Bond Portfolio	-	-	943	-

Capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. These losses are deferred to the first day of the next fiscal year and must be utilized prior to the losses incurred prior to 2011.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the periods ended December 31, 2014 and 2013 was as follows:

	2014 Distributions Paid From:		2013 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
	(Amounts in Thousands)
Growth Stock Portfolio	$27,171	$60,242	$5,017	$52,317
Focused Appreciation Portfolio	131	67,736	2,567	-
Large Cap Core Stock Portfolio	17,975	39,484	5,721	-
Large Cap Blend Portfolio	106	5,976	5,447	1,060
Index 500 Stock Portfolio	38,463	25,764	37,227	37,550
Large Company Value Portfolio	-	9,080	2,362	2,653
Domestic Equity Portfolio	10,099	-	8,767	-
Equity Income Portfolio	11,149	19,806	7,946	-
Mid Cap Growth Stock Portfolio	57,787	153,067	3,093	39,484
Index 400 Stock Portfolio	8,640	27,745	8,276	16,978
Mid Cap Value Portfolio	18,475	17,632	2,886	1,673
Small Cap Growth Stock Portfolio	-	57,514	2,247	-
Index 600 Stock Portfolio	2,227	15,089	4,606	2,729
Small Cap Value Portfolio	2,436	14,253	5,874	2,384
International Growth Portfolio	5,721	-	5,267	-
Research International Core Portfolio	6,491	2,773	452	-
International Equity Portfolio	48,726	101,968	35,590	421
Emerging Markets Equity Portfolio	2,542	142	2,364	589
Money Market Portfolio	347	-	467	-
Short-Term Bond Portfolio	1,286	-	273	-
Select Bond Portfolio	36,871	-	62,323	4,531
Long-Term U.S. Government Bond Portfolio	2,087	-	209	15
Inflation Protection Portfolio	1,837	2,450	5,309	2,509
High Yield Bond Portfolio	27,964	-	27,656	-
Multi-Sector Bond Portfolio	13,804	-	16,562	1,400
Balanced Portfolio	111,042	132,396	78,038	93,484
Asset Allocation Portfolio	9,473	19,751	8,268	-

214	Notes to Financial Statements

Notes to Financial Statements

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in Thousands)
Growth Stock Portfolio	$20,753	$49,004	$-	$196,561
Focused Appreciation Portfolio	6,918	75,590	-	132,283
Large Cap Core Stock Portfolio	11,360	8,027	-	111,105
Large Cap Blend Portfolio	3,963	6,208	-	28,489
Index 500 Stock Portfolio	41,699	40,759	-	1,092,717
Large Company Value Portfolio	7,419	11,909	-	28,133
Domestic Equity Portfolio	11,101	-	(8,450)	161,594
Equity Income Portfolio	13,821	29,500	-	149,725
Mid Cap Growth Stock Portfolio	25,193	74,443	-	106,503
Index 400 Stock Portfolio	8,258	39,365	-	207,079
Mid Cap Value Portfolio	23,362	26,314	-	45,490
Small Cap Growth Stock Portfolio	12,131	14,877	-	90,925
Index 600 Stock Portfolio	-	349	-	19,563
Small Cap Value Portfolio	4,055	32,415	-	191,584
International Growth Portfolio	7,805	-	(7,111)	7,333
Research International Core Portfolio	10,557	10,963	-	8,968
International Equity Portfolio	50,078	67,503	-	80,749
Emerging Markets Equity Portfolio	3,897	-	(8,342)	(17,856)
Money Market Portfolio	28	-	(5)	-
Short-Term Bond Portfolio	1,717	-	(572)	(46)
Select Bond Portfolio	55,277	1,029	-	19,929
Long-Term U.S. Government Bond Portfolio	2,212	-	(1,011)	3,867
Inflation Protection Portfolio	6,986	-	(239)	(1,593)
High Yield Bond Portfolio	32,590	-	(30,792)	(6,983)
Multi-Sector Bond Portfolio	35,421	4,734	-	(22,371)
Balanced Portfolio	66,615	86,487	-	124,726
Asset Allocation Portfolio	6,708	11,422	-	17,774

Note 9. Voluntary Reimbursements

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the periods ended December 31, 2014 and 2013 are summarized below:

Portfolio	2014 Reimbursements	2013 Reimbursements
International Growth Portfolio	$401,626	$370,045
International Equity Portfolio	3,145,179	1,797,491
Research International Core Portfolio	423,715	210,374
Emerging Markets Equity Portfolio	554,965	349,091

Note 10. Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Notes to Financial Statements	215

Notes to Financial Statements

Note 11. Investment Income and Securities Transactions

For the period ended December 31, 2014, transactions in securities other than short term investments were:

Portfolios	Non U.S. Govt Security Purchases	U.S. Govt. Security Purchases	Non U.S. Govt. Security Sales/Maturities	U.S. Govt. Security Sales/Maturities
	(Amounts in Thousands)
Growth Stock Portfolio	$361,057	$-	$385,259	$-
Focused Appreciation Portfolio	382,563	-	349,479	-
Large Cap Core Stock Portfolio	32,362	-	47,336	-
Large Cap Blend Portfolio	39,354	-	39,995	-
Index 500 Stock Portfolio	58,700	-	95,279	-
Large Company Value Portfolio	100,261	-	98,738	-
Domestic Equity Portfolio	46,070	-	82,861	-
Equity Income Portfolio	151,244	-	90,570	-
Mid Cap Growth Stock Portfolio	853,386	-	915,984	-
Index 400 Stock Portfolio (a)	75,510	-	95,334	-
Mid Cap Value Portfolio	278,811	-	247,724	-
Small Cap Growth Stock Portfolio	137,387	-	168,282	-
Index 600 Stock Portfolio (b)	43,611	-	69,468	-
Small Cap Value Portfolio	94,240	-	90,528	-
International Growth Portfolio	308,451	-	274,099	-
Research International Core Portfolio (c)	189,592	-	110,052	-
International Equity Portfolio	423,730	-	298,882	-
Emerging Markets Equity Portfolio (d)	262,567	-	178,892	-
Short-Term Bond Portfolio	198,960	270,772	108,627	307,834
Select Bond Portfolio	7,649,350	92,344	6,400,255	92,339
Long-Term U.S. Government Bond Portfolio	2,164	112,380	665	113,910
Inflation Protection Portfolio	30,267	61,581	8,556	44,547
High Yield Bond Portfolio	765,449	-	541,705	-
Multi-Sector Bond Portfolio	361,114	39,536	255,433	31,301
Balanced Portfolio	1,549,518	848,341	1,242,276	1,128,347
Asset Allocation Portfolio	128,391	62,295	99,639	80,302

(a)	Includes $890 (in thousands) of purchases and $279 (in thousands) of sales directly with affliliates.
(b)	Includes $279 (in thousands) of purchases and $890 (in thousands) of sales directly with affliliates.
(c)	Includes $7 (in thousands) of sales directly with affliliates.
(d)	Includes $7 (in thousands) of purchases directly with affiliates.

216	Notes to Financial Statements

Notes to Financial Statements

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the period ended December 31, 2014 are as follows:

Portfolio	Value at 12/31/2013	Purchases		Sales	Value at 12/31/2014	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2014
					(Amounts in thousands)
Balanced
Growth Stock	$147,712	$15,655		$-	$161,042	$-	$911	$14,743	18.2%
Focused Appreciation	72,512	7,525		-	79,354	-	14	7,511	11.0%
Large Cap Core Stock	68,283	7,512		-	74,132	-	1,072	6,440	13.3%
Large Cap Blend	68,539	2,772		-	77,159	-	27	2,745	46.2%
Large Company Value	68,288	3,677		-	77,186	-	-	3,677	40.4%
Domestic Equity	69,144	1,263		-	78,737	-	1,263	-	12.7%
Equity Income	68,513	2,985		-	73,605	-	880	2,105	9.4%
Mid Cap Growth Stock	93,952	24,463		-	107,037	-	348	19,115	9.7%
Mid Cap Value	93,373	11,109		3,400	107,357	474	1,008	8,501	25.1%
Small Cap Growth Stock	33,065	3,789		2,000	33,903	230	-	3,789	6.4%
Small Cap Value	31,892	2,922		-	33,997	-	112	810	5.8%
Research International Core	159,107	3,233		-	148,426	-	2,265	968	32.5%
International Equity	71,464	6,082		-	65,172	-	1,344	4,738	4.0%
Emerging Markets Equity	19,638	67		9,000	9,498	424	63	4	2.3%
Select Bond	-	962,493	(a)	51,500	919,300	326	-	-	32.3%
High Yield Bond	-	138,167	(a)	7,000	126,491	114	-	-	18.0%

	$1,065,482	$1,193,714		$72,900	$2,172,396	$1,568	$9,307	$75,146

Asset Allocation
Growth Stock	$20,072	$2,127		$-	$21,884	$-	$124	$2,003	2.5%
Focused Appreciation	9,850	1,022		-	10,779	-	2	1,020	1.5%
Large Cap Core Stock	10,436	1,148		-	11,329	-	164	984	2.0%
Large Cap Blend	10,476	424		-	11,794	-	4	420	7.1%
Large Company Value	9,280	500		-	10,489	-	-	500	5.5%
Domestic Equity	9,396	172		-	10,700	-	172	-	1.7%
Equity Income	9,309	406		-	10,001	-	120	286	1.3%
Mid Cap Growth Stock	12,467	3,520		-	14,450	-	47	2,573	1.3%
Mid Cap Value	12,394	1,681		500	14,415	70	136	1,145	3.4%
Small Cap Growth Stock	5,950	682		400	6,060	46	-	682	1.1%
Small Cap Value	5,739	566		-	6,159	-	20	146	1.1%
Research International Core	24,120	490		-	22,501	-	343	147	4.9%
International Equity	10,840	923		-	9,885	-	204	719	0.6%
Emerging Markets Equity	2,728	11		1,000	1,568	65	10	1	0.4%
Select Bond	-	62,181	(a)	4,100	58,616	26	-	-	2.1%
High Yield Bond	-	19,495	(a)	-	18,817	-	-	-	2.7%

	$153,057	$95,348		$6,000	$239,446	$207	$1,346	$10,626

(a)	Purchase was made by contributing securities to the affiliated portfolio on August 29, 2014.

Note 12. Litigation

The Index 400 Stock, Index 500 Stock, Small Cap Value and Equity Income Portfolios are among the defendants in lawsuits and/or adversary proceedings (the “Actions”) arising out of investments made by those Portfolios in two separate companies. These Actions seek to recover all payments made to beneficial owners of common stock in 2007 in connection with leveraged buy-out transactions involving each company. The Actions allege no misconduct by the Portfolios or management, and management intends to vigorously defend these Actions. One of the lawsuits has been dismissed and is on appeal, and the remaining lawsuits are in the pleadings stage. The value of the proceeds received by these Portfolios in 2007, and the percentage the proceeds represent of each Portfolio’s net assets as of December 31, 2014, were: Index 400 Stock Portfolio $5,600,000 (0.86% of net assets); Index 500 Stock Portfolio $977,000 (0.05% of net assets); Small Cap Value Portfolio $618,000 (0.11% of net assets); and Equity Income Portfolio $2,873,000 (0.37% of net assets).

Notes to Financial Statements	217

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows for the Long-Term U.S. Government Bond Portfolio and the financial highlights present fairly, in all material respects, the financial position of Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for the Long-Term U.S. Government Bond Portfolio for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI

February 26, 2015

218	Report of Independent Registered Public Accounting Firm

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

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Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2014. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Michael G. Smith 720 East Wisconsin Avenue Milwaukee, WI 53202 1944	Director	Since 2003	27	Trustee of The Ivy Family of Funds (2 registered investment companies – 35 portfolios), Director of the DBX Independence Funds, Inc. (5 portfolios), Director of CTMG, Inc. and Cox Business School, Southern Methodist University

Principal Occupation During Past 5 Years: Private investor; retired since 1999.

Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	Director of Wasatch Funds, Inc. (20 portfolios)

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.

Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser since 2004.

Christy L. Brown 720 East Wisconsin Avenue Milwaukee, WI 53202 1965	Director	Since 2012	27	None

Principal Occupation During Past 5 Years: Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast.

From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.

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Director and Officer Information (Unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Gail L. Hanson 720 East Wisconsin Avenue Milwaukee, WI 53202 1955	Director	Since 2012	27	Director of Artisan Funds, Inc. (13 portfolios)

Principal Occupation During Past 5 Years: Since February 2011, Senior Vice President and Chief Financial Officer, Aurora

Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

Other Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

R. David Ells 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	Chairman of the Board	Since 2013	27	None

Principal Occupation During Past 5 Years: Since February 2013, Vice President of Northwestern Mutual and head of

Northwestern Mutual’s Investment Strategy Department. Prior thereto, Managing Director of Mason Street Advisors, LLC

(MSA) from 2010 to February 2013 and Director of MSA from 2004 to 2010.

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	President	Since 2013

Principal Occupation During Past 5 Years: Vice President – Operations since 2004 and Treasurer since 2008 of Mason Street

Advisors, LLC. Effective January 1, 2015, President of Mason Street Advisors, LLC.

John C. Kelly 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Vice President; Chief Financial Officer & Treasurer	Since 2014

Principal Occupation During Past 5 Years: Vice President and Controller of Northwestern Mutual since 2004.

Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Controller & Chief Accounting Officer	Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002.

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Director and Officer Information (Unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served

Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Chief Compliance Officer	Since 2014

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2014; from

2004 to 2014, Assistant General Counsel of Northwestern Mutual, Secretary of the Fund and Assistant Secretary of Mason Street Advisors, LLC.

Leslie H. McLinden 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Secretary	Since 2014

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual since 2007, Secretary of the

Fund and Assistant Secretary of Mason Street Advisors, LLC, each since 2014.

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Approval and Continuance of Investment

Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors has appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2014

At its August 6, 2014 meeting, the Board, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved Investment Sub-Advisory Agreements between Mason Street Advisors and (1) Wells Capital Management, Inc. (“WellsCap”) relating to the Series Fund’s Select Bond Portfolio, (2) Federated Investment Management Company (“Federated”) relating to the Series Fund’s High Yield Bond Portfolio, (3) T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Series Fund’s Short-Term Bond Portfolio, and (4) BlackRock Advisors, LLC (“BlackRock”) relating to the Series Fund’s Money Market Portfolio (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). WellsCap, Federated, BlackRock and T. Rowe Price (with respect to the Short-Term Bond Portfolio) are sometimes collectively referred to hereinafter as the “New Sub-Advisers.”

Also at its August 6, 2014 meeting, the Board, including the Independent Directors), unanimously approved the continuance of (1) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“ACI”) relating to the Series Fund’s Large Company Value, Inflation Protection and Mid Cap Value Portfolios and (2) the Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Investments Fund Advisers, a series of Delaware Management Business Trust (“Delaware”) relating to the Series Fund’s Domestic Equity Portfolio. The Series Fund Board, including the Independent Directors, also unanimously approved the continuance, subject to the limitations discussed below, of the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Janus Capital Management LLC (“Janus”) relating to the Series Fund’s Focused Appreciation and International Growth Portfolios. At its November 20, 2014 meeting, the Board, including the Independent Directors, unanimously approved the continuance of (1) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price relating to the Series Fund’s Small Cap Value and Equity Income Portfolios and (2) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios. Janus, ACI, Delaware, PIMCO and T. Rowe Price (with respect to the Equity Income and Small Cap Value Portfolios) are sometimes collectively referred to hereinafter as the “Existing Sub-Advisers,” their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios” and the respective Investment Sub-Advisory Agreements with the Existing Sub-Advisers are collectively referred to herein as the “Existing Sub-Advisory Agreements.”

In determining whether to approve the New Sub-Advisory Agreements and the continuance of the Existing Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors, the New Sub-Advisers and the Existing Sub-Advisers in advance of each meeting to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. With respect to the continuation of the Existing Sub-Advisory Agreements, while particular focus was given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Existing Sub-Advisory Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Existing Sub-Advisers and the nature, extent and quality of the

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services they provide to the Sub-Advised Portfolios, together with related information, is an ongoing one. As a result, the Board’s consideration of the nature, extent and quality of the services, and the performance, fees, expenses and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the approval of the New Sub-Advisory Agreements and the continuance of the Existing Sub-Advisory Agreements, and summarizing the legal standards governing the review and approval of these Agreements. The Independent Directors reviewed these standards with their counsel during the course of the meetings, including how these standards should be applied to the review of information relating to sub-advisers under the Series Fund’s manager of managers structure. During the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and the Existing and New Sub-Advisers present, and were represented throughout the process by legal counsel.

Continuation of Existing Sub-Advisory Agreements

At its August 6, 2014 and November 20, 2014 meetings, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of the Existing Sub-Advisory Agreements with respect to the Sub-Advised Portfolios. At the August 6, 2014 and November 20, 2014 meetings, the directors received a presentation from representatives of each Existing Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. In addition to the information presented by and about the Existing Sub-Advisers during the course of the August 6, 2014 and November 20, 2014 meetings, the directors also had available for consideration each Existing Sub-Adviser’s Section 15(c) Report, which contained responses to the information request letter prepared by counsel to the Independent Directors requesting certain information from the Existing Sub-Advisers designed to assist the directors in fulfilling their responsibilities when considering the continuation of the Existing Sub-Advisory Agreements. The directors also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Existing Sub-Advisers and other materials prepared by Mason Street Advisors, which contained detailed information concerning the expenses, performance, brokerage commissions, portfolio turnover, style consistency and other factors with respect to each of the Sub-Advised Portfolios, as well as a recap of the Existing Sub-Advisers’ responses to the compliance questions contained in each of the Existing Sub-Adviser’s Section 15(c) Report and the observations of the Series Fund’s Chief Compliance Officer regarding the compliance structure and practices of each of the Existing Sub-Advisers. In addition to the information provided to them at the meetings by Mason Street Advisors and the Existing Sub-Advisers, the directors considered their experience with and knowledge of the nature and quality of the services provided by the Existing Sub-Advisers and their discussions with representatives of Mason Street Advisors, its affiliates and each Existing Sub-Adviser.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Existing Sub-Advisory Agreements with respect to each Existing Sub-Advised Portfolio include those discussed below. The directors evaluated a variety of information they deemed relevant on a Portfolio-by-Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors, and different directors may have placed greater weight on certain factors than did other directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Existing Sub-Adviser’s services, factors considered by the directors included the Existing Sub-Adviser’s overall business, organization and management structure. The directors also reviewed information provided by each Existing Sub-Adviser with respect to its financial condition and assets under management. Included in the directors’ consideration was an evaluation of the services provided by each Existing Sub-Adviser and the tenure and experience of the Existing Sub-Adviser’s investment personnel in general and the experience of the portfolio managers of each of the Sub-Advised Portfolios in particular, as well as changes in key personnel. In particular, the Board considered T. Rowe Price’s smooth transition to a new portfolio manager for the Small Cap Value Portfolio. The Board also considered T. Rowe Price’s succession plans with respect to the management of the Equity Income Portfolio in light of the upcoming retirement of the portfolio manager as well as the experience and qualifications of the retiring portfolio manager’s successor and his familiarity with the mandate. The Board noted favorably T. Rowe Price as an organization and its culture and the Series Fund’s long relationship with T. Rowe Price. The directors also considered each Existing Sub-Adviser’s investment philosophy and process and the scope of services provided by the Existing Sub-Advisers, and concluded that generally there had been no changes in the level of service provided. The directors considered information provided by ACI regarding the departure of a mid-cap analyst as well as ACI’s statement that the departure would not impact the services provided to the Mid Cap Value Portfolio. The directors also considered the investment strategies employed by the

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Existing Sub-Advisers with respect to the Sub-Advised Portfolios, and in particular noted favorably the low portfolio turnover rate that resulted from Delaware’s investment strategy. Consideration was also given to each Existing Sub-Adviser’s reputation and experience in providing investment management services and the performance of each Sub-Advised Portfolio. Additionally, the directors considered other recent organizational and firm developments. In particular, the Board considered favorably the clarity of PIMCO’s presentation regarding internal changes at PIMCO and discussed positive developments as a result, including the return of certain investment personnel. The directors also considered that recent outflows at PIMCO were primarily related to strategies different from those used to manage the Long-Term U.S. Government and Multi-Sector Bond Portfolios.

Based on their review of these factors, their discussions with the Existing Sub-Advisers and their experience with the services provided by the Existing Sub-Advisers for the respective Sub-Advised Portfolios, other than as discussed below with respect to Janus under “Investment Performance”, the directors concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services provided by each Existing Sub-Adviser on behalf of the respective Sub-Advised Portfolio, and the resources committed by each Existing Sub-Adviser in providing those services.

Investment Performance. The directors reviewed the investment performance of each Existing Sub-Advised Portfolio over a variety of time periods. In addition to absolute performance and risk adjusted performance for each Existing Sub-Advised Portfolio for both short and long-term periods, the directors considered (i) a comparison of each Existing Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Existing Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Portfolio (as applicable), and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year (as applicable) periods. The directors evaluated each Existing Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of each Sub-Advised Portfolio. The directors also considered the performance of accounts managed in a similar manner by each of the Existing Sub-Advisers, where available, and information from the Existing Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolio in question. In connection with their evaluation of the performance of the Sub-Advised Portfolios, the directors also took into consideration the risk profile for each Sub-Advised Portfolio over the short and long term relative to its performance. The performance was considered in light of each Sub-Advised Portfolio’s investment objective and strategies as well as market conditions. In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to short term performance and what it might indicate, the directors gave greater weight to longer term performance.

With respect to the Portfolios sub-advised by ACI, the directors considered favorably the improved performance of the Large Cap Value Portfolio and the consistent performance of the Mid Cap Value and Inflation Protection Portfolios. With respect to the Domestic Equity Portfolio, the directors noted the strong performance under Delaware’s tenure as sub-adviser, as well as the low turnover rate that resulted from Delaware’s investment strategy. The directors also acknowledged the improved performance of the International Growth Portfolio. With respect to the Equity Income Portfolio and the Small Cap Value Portfolio, the Board acknowledged T. Rowe Price’s near-term underperformance but considered the Portfolio’s stronger long-term performance and expressed confidence in T. Rowe Price’s resources and ability as a firm, and their capability to improve performance going forward. With respect to the Portfolios sub-advised by PIMCO, the Board was satisfied with PIMCO’s performance in light of the recent major internal changes at the firm. With respect to the Board’s consideration of the continuation of the Existing Sub-Advisory Agreement with Janus relating to the Focused Appreciation, the Board considered the Portfolio’s lagging performance over a variety of periods, the frequent portfolio manager and investment process changes that the Portfolio had experienced during that time, as well as the investment style employed by the current portfolio manager. The Board expressed concern that Janus’ approach to improving the Portfolio’s performance was not likely to be successful. The Board also considered changes that had occurred at the management level of Janus and the potential impact of those changes on further service levels to the Portfolios sub-advised by Janus. Based on the foregoing considerations, the Board concluded that the Existing Sub-Advisory Agreement with Janus relating to the Focused Appreciation Portfolio should be continued only until such time as an orderly transition to a new sub-adviser could be accomplished.

The Board concluded that, in the totality of the circumstances and within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, except as stated above with respect to Janus, the performance of each Sub-Advised Portfolio was within an acceptable range compared to benchmarks and/or peers to support the continuation of each Existing Sub-Advisory Agreement.

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Management Fees and Other Expenses. The directors evaluated the reasonableness of management fees and total expenses paid by the Sub-Advised Portfolios under the Existing Sub-Advisory Agreements. The directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The directors also considered the sub-advisory fees paid by Mason Street Advisers out of its management fee, including a comparison of those fees with fees charged by the Existing Sub-Advisers for similarly managed accounts. In considering the level of management fees, the directors also considered the size of each Sub-Advised Portfolio, expenses assumed by Mason Street Advisors, and the existing expense cap arrangements and/or advisory fee waivers agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio.

As part of their evaluation, the directors received and reviewed an independent analysis prepared by Lipper of comparative expense and performance data for each Sub-Advised Portfolio. Lipper provided data comparing each Portfolio’s net and total expenses and actual and contractual management expenses with those of a peer group of funds underlying variable insurance products, as well as a universe of funds underlying variable insurance products across each fund’s investment classification and objective, each as selected by Lipper. The directors considered the comparative data as a guide to help assess the reasonableness of each Portfolio’s expense ratio and management expenses. The directors noted that five of the ten Sub-Advised Portfolios were in the top two Lipper quartiles (meaning lowest expenses) of their respective peer universe for total expenses, for the period ended December 31, 2013. With respect to the Portfolios in Lipper’s third and fourth quartiles with respect to total expenses, the directors considered the nature of the expenses that had contributed to the total operating expenses and that an expense cap agreement was in place for each such Portfolio.

In evaluating the management fees paid by each Sub-Advised Portfolio on a stand-alone basis, and the fact that six of the Sub-Advised Portfolios were ranked in Lipper’s third or fourth quartile for actual management fees within their respective peer universe for the period ended December 31, 2013, the Board took into consideration that the management fees compensated Mason Street Advisors for a broader range of services than would often be the case under a typical investment management contract, in that Mason Street Advisors and its affiliates provided certain other administrative services necessary for the operation of the Sub-Advised Portfolios and the servicing of the Series Fund’s investors, including mutual fund accounting, legal and middle and back office investment operations services, corporate and regulatory reporting, service provider oversight and overall risk management. The directors concluded that as a result of these additional services, a comparison of Mason Street Advisors’ management fees to Lipper averages might not provide a complete frame of reference.

Based on their review of the above information and other factors deemed relevant by the directors, the directors concluded that the management fees and total expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time.

Costs and Profitability. The directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors due to its relationship with the Sub-Advised Portfolios. The directors considered Mason Street Advisors’ quarterly presentation to the directors regarding Mason Street Advisors’ revenues, expenses, income and profit margins allocable to its services to the Sub-Advised Portfolios on an aggregate and a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the range of peer expenses in each Sub-Advised Portfolio’s respective Lipper category and the ranking of each Sub-Advised Portfolio within the categories. The directors also considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided. In all instances, including in those cases where profitability information had not been provided, the directors noted that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and the Existing Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Existing Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information had been developed using a variety of assumptions and other factors.

The directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of fund families advised by certain Existing Sub-Advisers to the Sub-Advised Portfolios in affinity fund or select fund programs offered by an affiliate of Mason Street Advisors and the payment of fees by those entities to affiliates of Mason Street Advisors. The directors also reviewed information concerning the Sub-Advisers’ soft dollar arrangements and any other benefits to the Existing Sub-Advisers arising from their relationships with the Sub-Advised Portfolios.

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The Board concluded, within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Existing Sub-Advisers due to their relationships with the Sub-Advised Portfolios, were not excessive.

Economies of Scale. The directors also considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with such Portfolio’s investors. The directors considered the breakpoints contained in all but two of the advisory fee schedules of the Sub-Advised Portfolios and the extent to which the Sub-Advised Portfolios may benefit from economies of scale through those breakpoints. With respect to the two Sub-Advised Portfolios for which breakpoints had not been established, the directors considered the investment advisory fee waiver agreement in place with respect to each such Portfolio which contained breakpoints as well as the expense limitation agreement that was in place with respect to each such Portfolio. The Board also acknowledged Mason Street Advisors’ ongoing efforts to seek fee concessions from each Existing Sub-Adviser, in particular with respect to the Multi-Sector Bond Portfolio, and the fee waiver agreement for the Multi-Sector Bond Portfolio that was put in place earlier in the year. The directors also considered the total assets of each Sub-Advised Portfolio and the expense ratios of the Sub-Advised Portfolios. Based on this information, the Board concluded, within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the continuation of the Existing Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Sub-Advised Portfolios. The directors considered reports from Mason Street Advisors on its review of the respective compliance programs of the Existing Sub-Advisers, recent compliance exceptions noted, pending or recent litigation or regulatory actions to which a Existing Sub-Adviser or its affiliates may have been a party, and the applicable Existing Sub-Adviser’s response. Also considered were key affiliations and business relationships between the Existing Sub-Advisers and their affiliates and Mason Street Advisors’ parent company and its affiliates. Their review further included information relating to each Existing Sub-Adviser’s risk management infrastructure, information regarding portfolio manager compensation, brokerage and proxy voting practices, codes of ethics, business continuity and other matters.

Conclusions of the Directors. Based on a consideration of all information they deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that it was in the best interest of each Sub-Advised Portfolio to approve the continuation of each of the Existing Sub-Advisory Agreements between Mason Street Advisors and the Existing Sub-Advisers for another year.

Approval of New Investment Sub-Advisory Agreements

At its August 6, 2014 meetings, the Board, including the Independent Directors, unanimously approved each of the New Sub-Advisory Agreements between Mason Street Advisors and the New Sub-Advisers, pursuant to which, respectively, WellsCap was appointed to serve as the sub-adviser for the Select Bond Portfolio, Federated was appointed to serve as the sub-adviser for the High Yield Bond Portfolio, T. Rowe Price was appointed to serve as the sub-adviser for the Short-Term Bond Portfolio and BlackRock was appointed to serve as the sub-adviser for the Money Market Portfolio, beginning October 31, 2014. Prior to that time, Mason Street Advisors managed the assets of each such Portfolio.

The material factors and conclusions that formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements include those discussed below. In addition to the information provided to them in anticipation of and at the February 20, 2014, May 16, 2014 and August 5-6, 2014 meetings, the directors considered the in-person presentation from the New Sub-Advisers at the meeting on August 5-6, 2014, and the New Sub-Advisers’ responses to the directors’ questions during the meeting. The in-person presentation with the New Sub-Advisers and the other candidates considered by the Board were the culmination of an extensive process that began a number of months prior to the meeting at which the New Sub-Advisers were selected with the creation of a significant universe of prospects that all of the directors narrowed down over several meetings and a number of months to 2-3 finalists per mandate. The screening criteria used to select potential candidates for the mandate was extensive. In addition to the analysis and information compiled by Mason Street Advisors and presented at the Board’s meetings in February and May, the directors considered a detailed analysis conducted by Mason Street Advisors and provided to the directors at the August Board meeting. The analysis was designed to facilitate the Board’s review of the

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substantial amount of material that was available, and was based on Mason Street Advisor’s due diligence visits and interviews of, and review of the detailed information provided by, the candidates. Among other factors, the Board considered details of each candidate’s investment performance and risk/return profiles over various time periods, peer group ratings and rankings, representative holdings, key points of differentiation and competitive advantages, portfolio characteristics, mandate assets under management, investment personnel, process and strategies, proposed sub-advisory fees and breakpoints, the impact on Mason Street Advisors’ profitability, and other operational and enterprise issues. Also available for the directors’ consideration was Portfolio information regularly provided at Board meetings, including net expense ratio information, certain comparative peer group data, and other Portfolio information.

Also considered were reports received from Mason Street Advisors regarding its due diligence visits with each candidate, including the New Sub-Advisers. The due diligence reports were based on the candidate’s responses to the requests for proposals as well as interviews with compliance and/or legal representatives of each candidate. The proposals included information about each candidate’s compliance structure, compliance policies and procedures, trade execution practices and receipt of research or other benefits, trading policies and procedures, codes of ethics and proxy voting procedures, recent SEC exams, pricing practices, derivatives practices, to the extent applicable, information about material business relationships with Northwestern Mutual, if any, and other matters. The directors also had available for consideration each candidate’s responses to the investment, compliance and operations requests for proposals. In addition to written materials, the directors considered in-person interviews with each candidate to have been of particular assistance in gaining an understanding of the candidates’ investment philosophies and portfolio construction processes. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors.

Nature, Extent and Quality of Services. The directors evaluated the nature, scope, extent and quality of services to be provided by WellsCap with respect to the Select Bond Portfolio, Federated with respect to the High Yield Bond Portfolio, T. Rowe with respect to the Short-Term Bond Portfolio, and BlackRock with respect to the Money Market Portfolio. The directors considered the extensive process followed to identify potential sub-advisers for each Portfolio, as well as observations and analysis of the candidates provided by Mason Street Advisors. The directors also considered the breadth and depth of experience of the New Sub-Advisers in managing accounts, including accounts for other mutual funds, using similar investment strategies. The directors’ consideration included information about each of the New Sub-Adviser’s organization and ownership structure, and the tenure, experience and performance of the firm’s investment management team. In addition, the directors considered the in-person presentation by the New Sub-Advisers, including the firm’s description of its investment process.

In particular, with respect to WellsCap, the directors considered whether the various investment strategies employed by the candidates for the Select Bond Portfolio’s mandate were consistent with the current core investment strategy of the Portfolio. The directors noted that while each of the potential sub-advisers were strong candidates, each employed a different strategy. The Board considered favorably WellsCap’s consistent and straight-forward investment process and long-tenured investment management team. Some concern was also expressed over the apparent reliance by one candidate on a single, long tenured manager for the mandate. The relative sizes of the candidates’ respective mandates was specifically considered by the directors, including possibly that mandate size might impact liquidity and portfolio turnover. While the directors considered the investment strategy employed by WellsCap to be most favorable compared to the other candidates, they noted and discussed the elevated portfolio turnover rate that the strategy seemed to produce and weighed that factor against other factors, such as performance.

With respect to Federated, the directors considered Federated and another candidate for the High Yield Bond Portfolio to be particularly strong and noted that their respective investment styles shared a number of similar qualities. However, the directors observed the particularly strong fundamental research aspect of Federated’s investment strategy and noted the mandate’s high Morningstar ranking. The relative merits of each candidate’s investment personnel were also discussed. The directors considered Federated’s strong investment team and also observed that Federated had a strong transition plan in place with respect to its portfolio management team. The directors also considered the role of the high yield mandate within Northwestern Mutual’s asset allocation models in evaluating the candidates.

With respect to T. Rowe Price, the directors compared and contrasted the investment strategies employed by T. Rowe Price and the other candidate, and considered information about each candidate’s standard deviation, beta and duration contained in the materials. It was observed that the investment parameters employed by T. Rowe Price most closely resembled those currently in place for the Portfolio. The directors observed that consistency of performance and protection of principal were particularly important for this Portfolio, and concluded that T. Rowe Price’s strategy was more likely to result in consistent performance with lower volatility. The directors also commented favorably on the amount invested by T. Rowe Price’s portfolio managers in its mandate.

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With respect to BlackRock, the directors viewed favorably the depth of BlackRock’s credit research capabilities and the strength of its compliance function and, particularly, its use of internally developed infrastructure and systems. In addition, the directors considered favorably BlackRock’s expressed willingness to support the Series Fund’s extensive pricing efforts and its robust stress testing procedures. The directors considered and discussed concerns they had with the other candidate based on the candidate’s recent presentation to the Board and certain directors’ past experience with the candidate.

Finally, the directors took into consideration each of the New Sub-Adviser’s general reputation and the resources available to be committed in managing the respective Portfolio, and in particular with respect to the Money Market Portfolio, BlackRock’s commitment to the money market fund product line. Based on their review of these factors and other factors deemed relevant, the directors concluded that they were satisfied with the nature, extent and quality of the services to be provided by the New Sub-Advisers with respect to the Portfolios, and the resources to be committed by each New Sub-Adviser in providing such services.

Investment Performance. Because the New Sub-Advisers are newly appointed sub-advisers, the directors, at the meeting, could not consider the New Sub-Advisers’ respective investment performance in managing the Portfolios as a factor in evaluating the New Sub-Advisory Agreements. However, the directors considered each New Sub-Adviser’s performance record for a composite of other accounts, including mutual fund accounts, with investment objectives, investment policies and investment strategies substantially similar to the Portfolio to be managed by the New Sub-Adviser. The directors considered absolute performance and risk adjusted performance (based on, among other things, standard deviation, information ratio and tracking errors) for these similar accounts for both short and long-term periods. The directors also evaluated the similar accounts’ relative performance versus the appropriate index and considered independent Morningstar rankings and ratings of the candidates to provide an objective comparative benchmark against which they could assess the experience and ability of the candidates in managing similar accounts. The directors also took into consideration information presented to them regarding the composition of porfolios managed by the candidates in a similar mandate, including (as applicable) sector and industry allocation, portfolio turnover, maturity, duration, credit quality, weighted average maturity and weighted average life, among other things.

With respect to the consideration of candidates for the Select Bond Portfolio, the directors noted favorably the consistency of WellsCap’s long term performance in contrast to the performance volatility of other candidates. With respect to the consideration of candidates for the High Yield Bond Portfolio, the directors observed that Federated and one of the other candidates experienced a negative information ratio over the longer term, but observed that Federated’s strategy appeared to provide superior protection in down markets. With respect to another candidate for the High Yield Bond Portfolio, the directors noted that candidate’s mandate had higher beta and performance volatility as compared to Federated. With respect to the consideration of candidates for the Short-Term Bond Portfolio, the directors considered at length the performance of T. Rowe Price and the other candidate, focusing in particular on performance during the 2008-2009 period and what under- or over-performance during that period suggested about each candidate’s strategy. The directors noted that while the other candidate achieved strong performance results, a portion of its performance was achieved through investments in lower rated securities. The directors expressed concern about the additional risk and volatility that could result from that strategy, particularly for a short-term fund. They viewed more favorably the consistent performance with lower volatility that would likely result from T. Rowe Price’s strategy. With respect to the consideration of candidates for the Money Market Portfolio, while the directors considered the performance information provided throughout the selection process, they focused more heavily on the candidates’ respective investment processes and other services in light of the nature of money market portfolios in the current economic environment.

Based on these and other factors deemed relevant, the directors concluded that they were satisfied with the experience and capabilities of each New Sub-Adviser and the personnel to be associated with the Portfolios.

Management Fees and Other Expenses. In evaluating the management fees paid by each Portfolio, the directors considered the contractual fees and applicable breakpoints, if any, paid by the Portfolio under the Advisory Agreement between Mason Street Advisors and the Series Fund with respect to the Portfolios. The directors also considered the sub-advisory fees and applicable breakpoints to be paid by Mason Street Advisors to each New Sub-Adviser out of its management fee. The directors also separately considered the proposed allocation between Mason Street Advisors and each New Sub-Adviser of the respective Portfolio’s investment advisory fee (i.e., the amount of the advisory fee retained by Mason Street Advisors relative to that paid to the New Sub-Adviser as a sub-advisory fee). They determined that the allocation was reasonable in light of the nature, scope and quality of services to be provided and was the product of an arm’s length negotiation between Mason Street Advisors and each New Sub-Adviser.

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The directors did not consider the management fees charged to other Mason Street Advisors’ clients as particularly relevant, because substantially all of those accounts were managed for affiliates of Mason Street Advisors and, as such, those accounts were priced based on different factors and considerations and, generally, had investment objectives and policies different than those of the Portfolio.

In considering the level of management fees, the directors also considered the structure, size, and total operating expenses of each Portfolio. With respect to the Money Market, Short-Term Bond and High Yield Bond Portfolios, the directors also considered the existing fee waiver arrangements in place for each such Portfolio as well as the expense limitation agreement in place for the Short-Term Bond Portfolio. With respect to the Select Bond Portfolio, the directors considered information about how the Portfolio’s expenses compared to the range of Lipper expense breakpoint levels. Based on their review of the management and other expenses, comparative data and other factors deemed relevant by the directors, the directors concluded that the management fees and total operating expenses of each Portfolio were reasonable in relation to the nature, scope and quality of the services to be provided.

Costs and Profitability. The directors also considered Mason Street Advisors’ pricing methodology for its services as investment adviser for the products of which the Portfolios were an investment option. Also considered was the financial condition of Mason Street Advisors and information concerning Mason Street Advisors’ costs and profitability with respect to its relationship with the Portfolios in general as well as in light of the sub-advisory fees negotiated with each New Sub-Adviser. Mason Street Advisors provided a profitability analysis for each Portfolio that included the expense allocation methodology used, net income for the Portfolio and net and gross profit margins for the Portfolio. In connection with its review of the profitability of Mason Street Advisors’ services to the Portfolios, the directors also considered services provided by affiliates of Mason Street Advisors.

The directors recognized that there are limitations inherent in allocating costs and calculating profitability for an organization such as Mason Street Advisors, and that it is difficult to make comparisons of profitability among investment advisers and clients because comparative information is not generally publicly available and, when available, such information has been developed using a variety of assumptions and other factors. Based on their review of the profitability analysis for each Portfolio, the directors concluded that they were satisfied that Mason Street Advisors’ level of profitability from its relationship with the Portfolios was not excessive.

Economies of Scale. The directors considered whether each Portfolio’s expense structure permitted economies of scale to be shared with the Portfolio’s investors. They also took into consideration the total assets and expense ratios of each Portfolio. With respect to the Select Bond Portfolio in particular, information provided to the directors showed that the Portfolio’s total expenses are close to the lowest relative to the total expenses of the Portfolio’s peer group as determined by Lipper. With respect to the Short-Term Bond and High Yield Bond Portfolios, the directors considered the breakpoints contained in the fee schedules for each Portfolio and the extent to which those Portfolios may benefit from economies of scale through those breakpoints. The directors also considered the fee waiver agreements in place for the Short-Term Bond, High Yield Bond, and Money Market Portfolios, as well as the expense limitation agreement in place for the Short-Term Bond Portfolio. Based on this information, the Board concluded that each Portfolio’s fee structure reflected appropriate economies of scale between the Portfolio and Mason Street Advisors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the approval of the New Sub-Advisory Agreements, including information regarding each New Sub-Adviser’s risk management structure, any pending or recent litigation or regulatory actions to which the New Sub-Adviser or its affiliates may have been a party, and responses to those actions. The directors also received information regarding business continuity and portfolio manager compensation.

Conclusions of the Directors. Based on a consideration of all information they deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of its business judgment concluded that it was in the best interest of the Select Bond Portfolio to approve the New Sub-Advisory Agreement between Mason Street Advisors and WellsCap, it was in the best interest of the High Yield Bond Portfolio to approve the New Sub-Advisory Agreement between Mason Street Advisors and Federated, it was in the best interest of the Short-Term Bond Portfolio to approve the New Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price, and it was in the best interest of the Money Market Portfolio to approve the New Sub-Advisory Agreement between Mason Street Advisors and BlackRock.

230	Approval and Continuance of Investment Sub-Advisory Agreements

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison, Gail L. Hanson and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2013	2014
	$661,770	$688,000

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2013	2014
	$0	$0

(c) Tax Fees

	2013	2014
	$82,965	$75,955

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2013	2014
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2013	2014
	$193,305	$145,105

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date: February 17, 2015

By:	/s/ John C. Kelly
John C. Kelly, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 17, 2015